UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: August 31, 2022

Date of reporting period: August 31, 2022

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

AUGUST 31, 2022

2022 Annual Report

iShares Trust

•	iShares MSCI Brazil Small-Cap ETF | EWZS | NASDAQ

•	iShares MSCI China ETF | MCHI | NASDAQ

•	iShares MSCI China Small-Cap ETF | ECNS | NYSE Arca

•	iShares MSCI Indonesia ETF | EIDO | NYSE Arca

•	iShares MSCI Peru ETF | EPU | NYSE Arca

•	iShares MSCI Philippines ETF | EPHE | NYSE Arca

•	iShares MSCI Poland ETF | EPOL | NYSE Arca

•	iShares MSCI Qatar ETF | QAT | NASDAQ

•	iShares MSCI Saudi Arabia ETF | KSA | NYSE Arca

•	iShares MSCI UAE ETF | UAE | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(8.84)%	(11.23)%

U.S. small cap equities (Russell 2000® Index)	(9.31)	(17.88)

International equities (MSCI Europe, Australasia, Far East Index)	(13.97)	(19.80)

Emerging market equities (MSCI Emerging Markets Index)	(13.30)	(21.80)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.36	0.39

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.71)	(13.27)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(7.76)	(11.52)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.72)	(8.63)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.78)	(10.61)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets declined in U.S. dollar terms during the 12 months ended August 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -15.88% in U.S. dollar terms for the reporting period.

For the first third of the reporting period, economic recovery supported stocks in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, substantial challenges emerged at the beginning of 2022 which negatively affected stock prices. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting important commodities markets.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, unemployment declined substantially, falling to 3.7% in August 2022 while the number of long-term unemployed dropped below the pre-pandemic level. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to grow.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022. In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses. In that environment, the U.S. dollar significantly appreciated relative to most foreign currencies.

Stocks declined in Europe in U.S. dollar terms as economic growth stalled and the euro declined sharply relative to the U.S. dollar. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) responded to elevated inflation by raising interest rates in July 2022, the first such increase in over a decade.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly in U.S. dollar terms. Chinese stocks faced significant headwinds amid regulatory interventions by the Chinese government and strict lockdowns following COVID-19 outbreaks. Japanese stocks also declined amid an economic contraction in the first quarter of 2022 and a sharp decline in the Japanese yen relative to the U.S. dollar. Emerging market stocks declined substantially, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Brazil Small-Cap ETF

Investment Objective

The iShares MSCI Brazil Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Brazilian equities, as represented by the MSCI Brazil Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(18.61)%	(0.21)%	(3.28)%	(18.61)%	(1.05)%	(28.37)%
Fund Market	(19.38)	(0.37)	(3.27)	(19.38)	(1.83)	(28.28)
Index	(18.53)	0.65	(2.69)	(18.53)	3.29	(23.83)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 949.10	$ 2.85		$ 1,000.00	$ 1,022.30	$ 2.96		0.58%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Brazil Small-Cap ETF

Portfolio Management Commentary

Small-capitalization Brazilian stocks declined during the reporting period amid high inflation, rising interest rates, and slowing economic growth. Rising commodities prices and a shift toward value stocks bolstered Brazilian stocks in the first quarter of 2022 as prices for Brazil’s primary exports – oil, metals, and agricultural commodities – rose. However, Brazilian markets later declined as slowing global growth and recessionary fears started to weigh on commodities prices. Small-capitalization stocks are generally more sensitive to economic shifts, and inflation tends to pressure their margins more than larger peers.

The consumer discretionary sector was the largest detractor from the Index’s return, pressured by inflation, supply-chain disruptions, and weakening consumer sentiment. Education services stocks declined after a pandemic rally as students returned to in-person learning, enrollment levels weakened, and investor sentiment shifted away from stay-at-home stocks. The consumer durables industry detracted as rising costs and interest rates pressured homebuilder stocks amid slowing home sales and weakening margins. Retailers declined amid rising interest rates and high levels of consumer debt, while inflation pressured margins and lowered expectations for sales growth.

Airlines and aerospace and defense stocks drove substantial detraction from the industrials sector. Air traffic failed to return to pre-pandemic levels, and revenue per passenger miles, a measure of demand, remained well below 2019 figures. High fuel costs weighed on airlines’ profits, while concerns surrounding financing led to analyst downgrades. Within aerospace and defense, aircraft manufacturer stocks declined amid continuing quarterly losses, exacerbated by a failed merger between two major players.

Conversely, the energy sector contributed to the Index’s return. Energy prices rose and remained historically high, which drove strong revenue and earnings growth for oil producers.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Consumer Discretionary	19.3%
Utilities	18.8
Consumer Staples	15.1
Industrials	14.8
Materials	7.8
Real Estate	7.5
Information Technology	4.5
Financials	4.5
Health Care	3.8
Energy	3.7
Communication Services	0.2

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Eneva SA	4.8%
Sendas Distribuidora SA	4.5
Embraer SA	2.9
Transmissora Alianca de Energia Eletrica SA	2.6
Metalurgica Gerdau SA (Preferred)	2.2
Sul America SA	2.1
Grupo De Moda Soma SA	2.1
3R Petroleum Oleo E Gas SA	2.1
Multiplan Empreendimentos Imobiliarios SA	2.1
Cielo SA	2.0

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI China ETF

Investment Objective

The iShares MSCI China ETF (the “Fund”) seeks to track the investment results of an index composed of Chinese equities that are available to international investors, as represented by the MSCI China Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(28.80)%	(2.96)%	4.04%	(28.80)%	(13.94)%	48.61%
Fund Market	(28.87)	(2.99)	3.98	(28.87)	(14.07)	47.72
Index	(28.19)	(2.34)	4.65	(28.19)	(11.15)	57.55

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 855.10	$ 2.76		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI China ETF

Portfolio Management Commentary

Chinese equities declined sharply during the reporting period as economic growth slowed amid continuing pandemic-related restrictions, while a wide-ranging regulatory crackdown continued to raise uncertainty that pressured technology stocks and the property market, leading to a homebuyer boycott of mortgage payments. Unemployment rose and consumer spending weakened, while inflationary pressures and supply chain disruptions continued. Concerns about delisting from U.S. exchanges arising from audit requirements also weighed on Chinese stocks.

The consumer discretionary sector drove the majority of detraction from the Index’s return amid concerns surrounding slowing growth, as well as public health and regulatory restrictions, as government efforts to rein in large internet firms, which included billions of dollars in anti-trust fines, weighed on investor sentiment. The internet and direct marketing industry declined as market saturation and slowing consumption pressured earnings. Meanwhile, growth in cloud businesses stagnated amid competition from government-backed rivals. Automobile manufacturers also declined as vehicle sales slowed when pandemic-related lockdowns slowed production and car purchases.

The communication services sector detracted from the Index’s return. Media and entertainment stocks declined amid restrictions limiting video game use and advertising. Revenue growth slowed for media and videogaming firms, constraining earnings and raising concerns about future growth. China also temporarily suspended and subsequently resumed the approval of new video games but excluded titles from two of the country’s largest gaming companies.

In the healthcare sector, stocks in the pharmaceuticals, biotechnology, and life sciences industry declined as acquisition and initial public offering activity slowed. Tighter regulations that included drug price reductions and fears about potential U.S. de-listing created headwinds for the healthcare sector. In addition, pharmaceutical companies with exposure to COVID-19 vaccines also declined, as competitors introduced a COVID-19 pill.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Consumer Discretionary	31.2%
Communication Services	18.4
Financials	14.8
Health Care	6.0
Consumer Staples	5.8
Industrials	5.8
Information Technology	5.5
Real Estate	3.7
Materials	3.5
Utilities	2.7
Energy	2.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Tencent Holdings Ltd.	12.3%
Alibaba Group Holding Ltd.	8.6
Meituan, Class B	5.0
JD.com Inc., Class A	3.3
China Construction Bank Corp., Class H	2.8
Baidu Inc.	1.9
Ping An Insurance Group Co. of China Ltd., Class H	1.8
NetEase Inc.	1.8
Pinduoduo Inc.	1.7
Wuxi Biologics Cayman Inc.	1.5

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI China Small-Cap ETF

Investment Objective

The iShares MSCI China Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Chinese equities that are available to international investors, as represented by the MSCI China Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(32.33)%	(2.55)%	4.49%	(32.33)%	(12.10)%	55.10%
Fund Market	(32.09)	(2.55)	4.50	(32.09)	(12.11)	55.32
Index	(37.46)	(4.41)	3.00	(37.46)	(20.20)	34.40

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 813.40	$ 2.65		$ 1,000.00	$ 1,022.30	$ 2.96		0.58%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI China Small-Cap ETF

Portfolio Management Commentary

Smaller-capitalization Chinese equities declined sharply during the reporting period as economic growth slowed amid ongoing pandemic-related restrictions, while a wide-ranging regulatory crackdown continued to raise uncertainty that pressured technology stocks and the property market, leading to a liquidity crisis. Unemployment rose and consumer spending weakened, while inflationary pressures and supply chain disruptions continued. Concerns about delisting from U.S. exchanges arising from audit requirements also weighed on Chinese stocks. Declining liquidity, COVID-19 lockdowns, and concerns about high valuations were especially challenging for smaller companies.

The real estate sector was the largest detractor from the Index’s return, as real estate development and management stocks declined sharply amid the property market crisis. The government’s crackdown on borrowing drove many developers to default, and home prices declined, leading to widespread mortgage boycotts. Companies tied to the property market, including developers, failed to meet obligations. Defaults (or warnings thereof) and ratings agency downgrades weighed on investor sentiment.

Regulatory issues also impacted the healthcare sector, which detracted substantially from the Index’s return amid drug price reductions, tighter research and development policies in China, drug approval setbacks, and fears about delisting. Acquisition and initial public offering activity slowed as investment in COVID-19 treatments receded, driving biotechnology and pharmaceuticals stocks lower.

Consumer discretionary stocks also declined amid public health and regulatory restrictions, along with weakening growth, high unemployment, slowing consumer spending, and delisting concerns. The internet and direct marketing retail industry declined as market saturation and slowing consumption pressured earnings.

Information technology stocks also detracted from the Index’s return, led by the software industry, amid the regulatory crackdown. Stocks that mine cryptocurrency or serve miners declined due to the sharp decline of cryptocurrency market and China’s ban on cryptocurrency mining in May 2021.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Consumer Discretionary	18.4%
Health Care	15.8
Real Estate	15.0
Industrials	12.0
Information Technology	11.5
Materials	7.0
Financials	6.4
Communication Services	5.4
Utilities	4.7
Consumer Staples	2.9
Energy	0.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

JinkoSolar Holding Co. Ltd.	2.8%
China Conch Environment Protection Holdings Ltd.	1.7
Akeso Inc.	1.7
Haichang Ocean Park Holdings Ltd.	1.6
Koolearn Technology Holding Ltd.	1.5
Lifetech Scientific Corp.	1.4
Chindata Group Holdings Ltd.	1.3
Golden Solar New Energy Technology Holdings Ltd.	1.3
C&D International Investment Group Ltd.	1.2
COFCO Joycome Foods Ltd.	1.0

(a)	Excludes money market funds.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Indonesia ETF

Investment Objective

The iShares MSCI Indonesia ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Indonesian equities, as represented by the MSCI Indonesia IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	14.69%	(0.63)%	(0.18)%	14.69%	(3.12)%	(1.76)%
Fund Market	14.14	(0.77)	(0.22)	14.14	(3.80)	(2.15)
Index	15.49	(0.02)	0.38	15.49	(0.08)	3.84

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through May 28, 2019 reflects the performance of MSCI Indonesia Investable Market Index. Index performance beginning on May 29, 2019 reflects the performance of the MSCI Indonesia IMI 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,004.40	$ 2.93		$ 1,000.00	$ 1,022.30	$ 2.96		0.58%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Indonesia ETF

Portfolio Management Commentary

Stocks in Indonesia rose significantly during the reporting period as the Indonesian economy maintained a steady pace of growth. Improving consumer sentiment amid the relaxation of COVID-19 restrictions led to increases in private consumption, which makes up more than half of the country’s domestic output. To help keep energy costs low for consumers, the government doubled its spending on subsidies. Exports reached new all-time highs amid rising demand for commodities. This resulted in larger-than-expected trade surpluses, which helped stabilize the nation’s currency. The country’s central bank chose not to increase interest rates for much of the reporting period, favoring other tools to fight inflation, but it changed course in August 2022, raising its benchmark rate by 25 basis points amid accelerating inflation.

The financials sector contributed the most to the Index’s return, led by the banking industry. Indonesia’s largest banks reported notable increases in net profits in 2021 and the first half of 2022, reversing 2020 declines. Loan activity accelerated amid the country’s coronavirus pandemic recovery, as more corporate borrowers sought funds for working capital and investments, and consumer demand for mortgages and vehicle loans increased. Improving loan repayment rates also supported income growth, while enabling banks to reduce pandemic-era loan loss provisions.

Energy company stocks also contributed notably to the Index’s performance. Coal producers benefited from a surge in commodities prices amid the outbreak of war in Ukraine. Sales of coal gained an additional boost from European buyers seeking new sources of the raw material ahead of E.U. sanctions banning Russian coal imports.

On the downside, the materials sector detracted from the Index’s return, as the construction materials industry struggled with supply shortages and the rising costs of raw materials. Increased competition and production overcapacity also weighed on industry earnings.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	43.6%
Communication Services	13.0
Materials	10.7
Consumer Staples	10.5
Energy	7.6
Consumer Discretionary	5.9
Health Care	2.6
Real Estate	2.3
Industrials	1.9
Utilities	1.2
Information Technology	0.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Bank Central Asia Tbk PT	18.9%
Bank Rakyat Indonesia Persero Tbk PT	11.9
Telkom Indonesia Persero Tbk PT	8.8
Astra International Tbk PT	4.8
Bank Mandiri Persero Tbk PT	4.6
Bank Negara Indonesia Persero Tbk PT	3.3
Adaro Energy Indonesia Tbk PT	2.8
Charoen Pokphand Indonesia Tbk PT	2.3
Merdeka Copper Gold Tbk PT	2.2
Kalbe Farma Tbk PT	2.0

(a)	Excludes money market funds.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Peru ETF

Investment Objective

The iShares MSCI Peru ETF (the “Fund”) seeks to track the investment results of an index composed of Peruvian equities, as represented by the MSCI All Peru Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	0.24%	(4.61)%	(2.36)%	0.24%	(21.01)%	(21.24)%
Fund Market	0.47	(4.58)	(2.26)	0.47	(20.91)	(20.45)
Index	1.14	(4.38)	(1.90)	1.14	(20.06)	(17.48)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 765.50	$ 2.58		$ 1,000.00	$ 1,022.30	$ 2.96		0.58%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Peru ETF

Portfolio Management Commentary

Peruvian equities advanced slightly during the reporting period, as political and economic turbulence weighed on investor sentiment. Peru’s monthly economic output surpassed levels prior to the coronavirus pandemic for much of the reporting period. However, the country’s central bank had difficulty taming inflation, which accelerated at its fastest pace in 25 years. Rising food and fuel prices, exacerbated by Russia’s invasion of Ukraine, heightened social tensions across the country, leading to rioting and strikes. The government aimed to alleviate these economic pressures through increased social spending, direct payments to citizens, tax relief, and the provision of fertilizer supplies for farmers. Meanwhile, Peru’s government faced turmoil of its own with multiple cabinet reshuffles and presidential impeachment attempts.

The financials sector contributed the most to the Index’s return, driven by the diversified banks industry. Corporate loan activity at the country’s largest financial services holding company grew through much of the reporting period, overcoming government policies that limited banks’ control over commercial rates, a development that slowed credit demand elsewhere in the industry. Rising interest rates also boosted net income and profitability.

The consumer staples sector also contributed to the Index’s performance, most notably the food products industry. Shipments of sugar and molasses, among Peru’s top agricultural exports, increased, especially to the U.S.

On the downside, materials stocks detracted significantly from the Index’s return amid political and operational turmoil in the metals and mining industry. The potential for closures, costs related to physical site damages, and COVID-19-related employee absences weighed on profits at gold mining companies. Among silver miners, production decreased while costs associated with derivatives contracts and rising interest rates increased. Protests from indigenous communities led to shutdowns at copper mines representing a significant amount of the country’s copper production.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Materials	48.7%
Financials	26.4
Consumer Staples	8.1
Industrials	5.7
Energy	3.7
Real Estate	2.6
Consumer Discretionary	2.6
Utilities	2.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Credicorp Ltd.	22.5%
Southern Copper Corp.	20.1
Cia. de Minas Buenaventura SAA	4.6
Ferreycorp SAA	4.3
Alicorp SAA	4.2
Sociedad Minera Cerro Verde SAA	3.9
PetroTal Corp.	3.7
Unacem Corp. SAA	3.2
Volcan Cia. Minera SAA, Class B	2.9
InRetail Peru Corp.	2.7

(a)	Excludes money market funds.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Philippines ETF

Investment Objective

The iShares MSCI Philippines ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Philippine equities, as represented by the MSCI Philippines IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(11.65)%	(5.04)%	(0.18)%	(11.65)%	(22.78)%	(1.80)%
Fund Market	(11.52)	(5.22)	(0.22)	(11.52)	(23.53)	(2.17)
Index	(10.89)	(4.32)	0.55	(10.89)	(19.81)	5.68

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 30, 2020 reflects the performance of the MSCI Philippines Investible Market Index (IMI). Index performance beginning on December 1, 2020 reflects the performance of the MSCI Philippines IMI 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 827.00	$ 2.67		$ 1,000.00	$ 1,022.30	$ 2.96		0.58%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Philippines ETF

Portfolio Management Commentary

Philippine stocks declined substantially during the reporting period as a rapid rise in inflation and concerns over the Philippine government’s finances weighed on an otherwise robust economy. Amid a relaxation of coronavirus-related restrictions, the economy grew at one of the fastest rates among all Asian countries. Private consumption, a key driver of the economy, expanded sharply, then began to slow as prices rose. Higher global energy prices, stemming from Russia’s invasion of Ukraine, led to a deceleration in agricultural production and manufacturing. The government faced pressure to maintain economic growth amid a sizable budget deficit, which expanded in the wake of coronavirus pandemic support programs. Concerns over an economic slowdown diminished investor enthusiasm for Philippine stocks and the Philippine peso, which declined 12% relative to the U.S. dollar.

The industrials sector detracted the most from the Index’s return. Fortunes were mixed for stocks of industrial conglomerates, as macroeconomic uncertainty and currency depreciation outweighed otherwise solid demand for goods and services. Rising energy costs narrowed margins across conglomerates’ portfolios, especially input costs in the petrochemicals business. In contrast, businesses linked to consumer spending, such as brick-and-mortar retail and food production, strengthened. However, rapidly rising inflation slowed the pace of consumption late in the reporting period, clouding the outlook for continued growth.

Companies in the real estate sector also weighed on the Index’s performance, as revenue growth decelerated, namely in residential development. Leasing revenues from shopping centers, hotels, and resorts supported earnings. However, developers exhibited caution, opting to slow down capital expenditure and land acquisition plans.

On the upside, the energy sector contributed to the Index’s return, led by the coal and consumable fuels industry. Coal production hit record highs, while surging global demand for the raw material boosted prices and revenues.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Industrials	28.2%
Real Estate	22.1
Financials	18.1
Consumer Staples	9.5
Communication Services	7.4
Consumer Discretionary	7.2
Utilities	5.2
Energy	1.3
Materials	1.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

SM Prime Holdings Inc.	12.7%
BDO Unibank Inc.	7.1
Ayala Land Inc.	6.2
SM Investments Corp.	5.7
Ayala Corp.	5.0
Bank of the Philippine Islands	4.6
International Container Terminal Services Inc.	4.5
JG Summit Holdings Inc.	4.3
PLDT Inc.	4.2
Jollibee Foods Corp.	3.8

(a)	Excludes money market funds.

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Poland ETF

Investment Objective

The iShares MSCI Poland ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Polish equities, as represented by the MSCI Poland IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(44.38)%	(12.74)%	(4.20)%	(44.38)%	(49.40)%	(34.88)%
Fund Market	(44.59)	(12.83)	(4.28)	(44.59)	(49.67)	(35.42)
Index	(44.31)	(12.63)	(3.97)	(44.31)	(49.09)	(33.31)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Poland Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Poland IMI 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 706.70	$ 3.27		$ 1,000.00	$ 1,021.40	$ 3.87		0.76%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	17

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Poland ETF

Portfolio Management Commentary

Stocks in Poland declined substantially for the reporting period, as accelerating inflation and the Polish government’s attempts to contain it weighed on the economy. War in neighboring Ukraine, looming energy shortages, and general economic weakness discouraged investors, driving Polish stock valuations down to record lows. Inflation reached a 25-year high, even as the Polish central bank executed 10 consecutive interest rate increases during the reporting period. Demand for goods and services decreased, both from domestic consumers and the country’s primary trading partners, and data signaled a contraction in manufacturing activity. The government sought to help consumers through tax reductions and mortgage relief yet failed to maintain voter confidence. The Polish zloty’s decline relative to the U.S. dollar diminished the value of Polish stocks in U.S. dollar terms.

The financials sector was the largest detractor from the Index’s return, as the diversified banking industry bore the brunt of government policies aimed at easing consumer woes. Higher interest rates made it increasingly difficult for homeowners to pay their mortgages, spurring officials to introduce a moratorium on payments. This measure significantly impacted Poland’s two largest banks, which represent approximately 40% of the domestic mortgage market, and soured investor sentiment amid concerns over revenue losses.

Stocks in the consumer discretionary sector weighed on the Index’s return, as political and macroeconomic headwinds constrained retail activity. Higher costs diminished profits in the internet and direct marketing retail industry, which revised growth expectations downward amid rising inflation. Textiles, apparel, and luxury goods companies faced a significant decline in income following their exit from the Russian market.

The communication services sector also detracted from the Index’s performance. Although revenues increased among video game companies in the interactive home entertainment industry, production delays and declining sales sapped investor sentiment.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	36.5%
Energy	16.7
Consumer Discretionary	10.3
Consumer Staples	8.7
Communication Services	7.6
Materials	7.5
Utilities	6.2
Information Technology	3.1
Industrials	2.3
Health Care	1.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Polski Koncern Naftowy ORLEN SA	12.3%
Powszechna Kasa Oszczednosci Bank Polski SA	9.9
Powszechny Zaklad Ubezpieczen SA	8.1
Dino Polska SA	8.0
Bank Polska Kasa Opieki SA	5.6
Polskie Gornictwo Naftowe i Gazownictwo SA	4.4
LPP SA	4.3
KGHM Polska Miedz SA	4.2
Allegro.eu SA	4.2
Santander Bank Polska SA	3.8

(a)	Excludes money market funds.

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Qatar ETF

Investment Objective

The iShares MSCI Qatar ETF (the “Fund”) seeks to track the investment results of an index composed of Qatar equities, as represented by the MSCI All Qatar Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	19.69%	10.68%	2.63%	19.69%	66.09%	24.16%
Fund Market	19.07	10.47	2.64	19.07	64.50	24.32
Index	20.20	11.59	3.37	20.20	73.06	31.81

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was April 29, 2014. The first day of secondary market trading was May 1, 2014.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,024.50	$ 2.96		$ 1,000.00	$ 1,022.30	$ 2.96		0.58%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	19

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Qatar ETF

Portfolio Management Commentary

Stocks in Qatar advanced considerably for the reporting period, as income from its key export, liquefied natural gas (“LNG”), rose sharply. Qatar is one of the world’s largest LNG exporters, and shipments of the product surged after the onset of the war in Ukraine. Demand for Qatari gas, which was relatively inexpensive compared to benchmark European prices, proved particularly strong. The Middle Eastern nation also increased shipments of crude oil, its second-largest export. Further, investors viewed Qatar’s status as host of soccer’s upcoming 2022 FIFA World Cup as a positive development for the domestic economy. As with other Persian Gulf countries, energy prices were a key catalyst for Qatar’s stock market, and the price of crude oil and natural gas both increased during the reporting period.

The financials sector contributed the most to the Index’s return for the reporting period. Banks, which represented approximately 49% of the Index on average, benefited from the rise in oil and gas prices as many of the businesses they finance are involved in the energy sector. Assets and earnings surged on the strength of increased deposits, financing, and investment activity. Loan-to-deposit ratios shrank, improving banks’ liquidity, and fee and commission revenue increased, reflecting improvement in banking service operations.

The industrials sector also contributed to the Index’s performance. The nation’s leading industrial conglomerate reported substantially higher earnings as it raised prices significantly for the fertilizers, petrochemicals, fuel additives, and steel products it sells. That helped the company overcome notably higher production costs and slightly weakened demand resulting from China’s COVID-19 lockdowns. Sales volumes also rose, aided by improved manufacturing efficiency.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	52.1%
Industrials	15.2
Energy	8.5
Materials	7.8
Real Estate	6.0
Communication Services	4.4
Utilities	3.2
Consumer Staples	2.0
Health Care	0.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Qatar National Bank QPSC	21.5%
Qatar Islamic Bank SAQ	13.4
Industries Qatar QSC	8.7
Masraf Al Rayan QSC	4.4
Commercial Bank PSQC (The)	4.4
Mesaieed Petrochemical Holding Co.	4.1
Qatar Gas Transport Co. Ltd.	3.8
Qatar Fuel QSC	3.5
Qatar International Islamic Bank QSC	3.4
Qatar Electricity & Water Co. QSC	3.2

(a)	Excludes money market funds.

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Saudi Arabia ETF

Investment Objective

The iShares MSCI Saudi Arabia ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Saudi Arabian equities, as represented by the MSCI Saudi Arabia IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	9.60%	13.53%	10.99%	9.60%	88.58%	106.71%
Fund Market	9.11	13.52	10.92	9.11	88.49	105.75
Index	10.79	14.34	11.88	10.79	95.47	118.33

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was September 16, 2015. The first day of secondary market trading was September 17, 2015.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 974.40	$ 3.68		$ 1,000.00	$ 1,021.50	$ 3.77		0.74%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	21

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Saudi Arabia ETF

Portfolio Management Commentary

Stocks in Saudi Arabia advanced for the reporting period. Prices for crude oil, which accounts for 70% of the nation’s exports and more than half of its government revenue, fluctuated dramatically during the reporting period, particularly after Russia’s invasion of Ukraine. Following the invasion, many global economies stopped accepting shipments of Russian oil and looked to other sources for supplies. Saudi Arabia’s government surplus rose 50% during the reporting period amid high oil prices and increased production. That helped the nation somewhat offset the impact of rising global inflation, slowing global economic growth, and rising interest rates.

The financials sector contributed the most to the Index’s return, as earnings in the banking industry, fueled by income from high oil prices, rose for the nation’s largest lenders. Increased financing, higher banking service fees, and higher investment income further supported earnings. Banks benefited from a strong domestic economy, which reached the highest growth rate in a decade as it recovered from the height of the coronavirus-driven economic slowdown. With oil prices elevated, bond rating services expected credit ratings to remain strong for Saudi Arabian lenders. In addition, Saudi Arabia’s central bank instituted a financial support package for banks aimed at improving liquidity and boosting lending.

The materials sector also contributed to the Index’s performance, driven by higher earnings and plans to increase capital at a state-owned mining company. Stocks in the energy sector also advanced, as a state-owned oil company posted substantially higher profits.

On the downside, the consumer discretionary sector detracted from the Index’s return, as sales fell for a large retailer amid rising costs. The communication services sector also declined as a state-owned telecommunications provider’s rising expenses weighed on earnings.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	45.8%
Materials	22.3
Energy	8.0
Communication Services	7.2
Health Care	3.8
Consumer Staples	3.7
Utilities	2.9
Consumer Discretionary	2.6
Real Estate	1.9
Industrials	1.6
Information Technology	0.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Al Rajhi Bank	14.0%
Saudi National Bank (The)	12.1
Saudi Basic Industries Corp.	7.0
Saudi Arabian Oil Co.	6.9
Saudi Arabian Mining Co.	4.7
Saudi Telecom Co.	4.5
Riyad Bank	4.0
Alinma Bank	3.2
Saudi British Bank (The)	3.0
SABIC Agri-Nutrients Co.	2.6

(a)	Excludes money market funds.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI UAE ETF

Investment Objective

The iShares MSCI UAE ETF (the “Fund”) seeks to track the investment results of an index composed of UAE equities, as represented by the MSCI All UAE Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	13.30%	2.49%	(1.10)%	13.30%	13.10%	(8.81)%
Fund Market	13.79	2.67	(0.98)	13.79	14.08	(7.85)
Index	14.68	3.42	(0.34)	14.68	18.33	(2.77)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was April 29, 2014. The first day of secondary market trading was May 1, 2014.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 944.50	$ 2.89		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	23

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI UAE ETF

Portfolio Management Commentary

Stocks in the United Arab Emirates (“U.A.E.”) advanced significantly for the reporting period as rising oil production and improving economic output outside of the energy sector boosted growth. Prices for crude oil and natural gas, which accounts for about 30% of the nation’s overall output, fluctuated dramatically during the reporting period, particularly after Russia’s invasion of Ukraine. Following the invasion, many global economies stopped accepting shipments of Russian oil and looked to other sources for supplies. The U.A.E. government relies on exports from the energy sector for a considerable majority of its revenue, and the country’s budgetary surplus increased significantly amid expanding production and high prices.

The financials sector contributed the most to the Index’s return, as earnings in the banking industry, supported by high oil prices and a growing economy, rose substantially for the nation’s largest lenders. Banks reported a significant increase in their net interest income, the difference between what they earn from lending and the interest they pay on deposits. Financing and customer deposits also increased along with asset levels, helping maintain capital and liquidity ratios comfortably within regulatory requirements. In addition, increased noninterest income from investment banking and trading helped boost earnings, as did the U.A.E.’s continued economic recovery from the height of the COVID-19 pandemic.

The real estate sector also contributed to the Index’s performance as property managers and developers experienced significant revenue and earnings gains, driven by ongoing and consistent demand in the international hub of Dubai. Sales and earnings also increased from new and existing property developments in the capital city of Abu Dhabi, where demand from expatriates and foreign investors continued to expand.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	45.4%
Communication Services	24.2
Real Estate	11.6
Industrials	10.3
Consumer Discretionary	4.4
Energy	2.4
Consumer Staples	1.7
Health Care	0.0	(b)

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

First Abu Dhabi Bank PJSC	22.2%
Emirates Telecommunications Group Co. PJSC	21.9
Emaar Properties PJSC	4.8
Aldar Properties PJSC	4.6
Emirates NBD Bank PJSC	4.5
Abu Dhabi Islamic Bank PJSC	4.5
Abu Dhabi Commercial Bank PJSC	4.4
Abu Dhabi National Oil Co. for Distribution PJSC	4.4
Dubai Islamic Bank PJSC	4.3
Dubai Investments PJSC	3.1

(a)	Excludes money market funds.
(b)	Rounds to less than 0.1%.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	25

Schedule of Investments August 31, 2022	iShares® MSCI Brazil Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.9%
Embraer SA(a)	909,144	$2,415,110

Auto Components — 0.8%
Mahle-Metal Leve SA	49,605	231,701
Tupy SA	92,890	476,913

		708,614

Biotechnology — 0.3%
Blau Farmaceutica SA(a)	46,434	284,188

Commercial Services & Supplies — 1.5%
Ambipar Participacoes e Empreendimentos SA	58,207	306,229
GPS Participacoes e Empreendimentos SA(b)	346,221	905,083

		1,211,312

Communications Equipment — 0.7%
Intelbras SA Industria de Telecomunicacao Eletronica Brasileira	106,340	564,569

Diversified Consumer Services — 3.2%
Anima Holding SA(a)	390,280	379,597
Cogna Educacao(a)	2,428,769	1,157,802
Cruzeiro do Sul Educacional SA	223,205	199,505
YDUQS Participacoes SA	380,119	899,443

		2,636,347

Electric Utilities — 7.1%
AES Brasil Energia SA	67,337	1,036
Alupar Investimento SA	189,688	1,037,333
Cia. Paranaense de Energia	88,873	590,220
Cia. Paranaense de Energia, New	219,263	276,481
EDP - Energias do Brasil SA	338,098	1,474,597
Infracommerce CXAAS SA	51,220	4,923
Light SA	336,023	365,579
Transmissora Alianca de Energia Eletrica SA	267,016	2,139,249

		5,889,418

Electrical Equipment — 0.2%
Aeris Industria E Comercio De Equipamentos Para Geracao De Energia SA	297,579	132,705

Food & Staples Retailing — 6.6%
Cia. Brasileira de Distribuicao	209,641	874,041
Grupo Mateus SA(a)	714,764	882,052
Sendas Distribuidora SA	1,044,657	3,622,765

		5,448,858

Food Products — 8.3%
BrasilAgro - Co. Brasileira de Propriedades Agricolas	59,368	326,830
Camil Alimentos SA	162,743	313,136
Jalles Machado SA	134,064	193,788
M. Dias Branco SA	109,337	888,374
Marfrig Global Foods SA	447,323	1,130,689
Minerva SA	353,860	1,050,887
Sao Martinho SA	205,907	1,260,994
SLC Agricola SA	151,063	1,411,207
Tres Tentos Agroindustrial SA	159,332	334,136

		6,910,041

Health Care Providers & Services — 3.4%
CM Hospitalar SA	129,042	441,517
Fleury SA	247,222	748,927
Hospital Mater Dei SA	123,862	215,706
Instituto Hermes Pardini SA	59,069	222,656
Odontoprev SA	366,982	634,163

Security	Shares	Value

Health Care Providers & Services (continued)
Oncoclinicas do Brasil Servicos Medicos SA(a)	192,224	$229,823
Qualicorp Consultoria e Corretora de Seguros SA	185,012	342,114

		2,834,906

Hotels, Restaurants & Leisure — 1.8%
CVC Brasil Operadora e Agencia de Viagens SA(a)	360,133	528,182
Smartfit Escola de Ginastica e Danca SA(a)	302,968	969,051

		1,497,233

Household Durables — 2.8%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	388,255	1,056,760
Ez Tec Empreendimentos e Participacoes SA	142,660	495,241
MRV Engenharia e Participacoes SA	406,773	803,006

		2,355,007

Independent Power and Renewable Electricity Producers — 7.5%
AES Brasil Energia SA	253,464	472,590
Auren Energia SA	323,819	956,693
Eneva SA(a)	1,330,615	3,964,426
Omega Energia SA(a)	368,642	796,466

		6,190,175

Insurance — 2.6%
IRB Brasil Resseguros S/A(a)	1,225,244	386,245
Sul America SA	365,558	1,735,599

		2,121,844

Interactive Media & Services — 0.2%
Meliuz SA(a)(b)	735,077	185,098

IT Services — 3.5%
Cielo SA	1,581,413	1,671,877
Infracommerce CXAAS SA(a)	161,934	177,423
Locaweb Servicos de Internet SA(a)(b)	572,035	1,028,088

		2,877,388

Machinery — 0.6%
Iochpe Maxion SA	179,599	469,504

Marine — 0.4%
Hidrovias do Brasil SA(a)	636,839	296,238

Metals & Mining — 0.8%
Bradespar SA	44,639	179,761
Cia. Brasileira de Aluminio	191,932	474,074

		653,835

Oil, Gas & Consumable Fuels — 3.7%
3R Petroleum Oleo E Gas SA(a)	235,648	1,693,618
Enauta Participacoes SA	138,272	444,127
Petroreconcavo SA	170,558	894,361

		3,032,106

Paper & Forest Products — 1.0%
Dexco SA	443,570	838,984

Professional Services — 0.4%
Boa Vista Servicos SA	273,899	358,010

Real Estate Management & Development — 7.5%
Aliansce Sonae Shopping Centers SA	188,202	635,974
BR Malls Participacoes SA	1,016,766	1,612,394
BR Properties SA	244,378	384,248
Iguatemi SA	234,097	885,559
Iguatemi SA	300,105	139,023
JHSF Participacoes SA	442,101	526,877
LOG Commercial Properties e Participacoes SA	59,645	306,686

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Brazil Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development (continued)
Multiplan Empreendimentos Imobiliarios SA	365,178	$1,691,679

		6,182,440

Road & Rail — 2.9%
Movida Participacoes SA	186,735	493,184
SIMPAR SA	433,948	892,519
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	379,631	1,029,639

		2,415,342

Specialty Retail — 3.3%
Grupo SBF SA	126,270	531,788
Lojas Quero Quero S/A	229,254	297,452
Pet Center Comercio e Participacoes SA	445,734	927,899
Via S/A(a)	1,652,688	1,022,923

		2,780,062

Technology Hardware, Storage & Peripherals — 0.3%
Multilaser Industrial SA	264,318	243,873

Textiles, Apparel & Luxury Goods — 5.7%
Arezzo Industria e Comercio SA	85,222	1,513,631
Grendene SA	406,800	597,407
Grupo De Moda Soma SA	659,756	1,715,842
Guararapes Confeccoes SA	129,324	228,699
Vivara Participacoes SA	137,918	672,040

		4,727,619

Trading Companies & Distributors — 0.5%
Armac Locacao Logistica E Servicos SA	133,658	411,066

Transportation Infrastructure — 2.2%
EcoRodovias Infraestrutura e Logistica SA(a)	317,675	357,830
Santos Brasil Participacoes SA	670,595	1,038,943
Wilson Sons Holdings Brasil SA, NVS	254,039	432,155

		1,828,928

Water Utilities — 1.5%
Cia. de Saneamento de Minas Gerais-COPASA	246,754	640,316
Cia. de Saneamento do Parana	191,136	635,969

		1,276,285

Total Common Stocks — 84.2% (Cost: $63,645,742)		69,777,105

Preferred Stocks

Aerospace & Defense — 0.3%
Taurus Armas SA, Preference Shares, NVS	83,093	277,594

Airlines — 2.0%
Azul SA, Preference Shares, NVS(a)	368,903	1,169,308
Gol Linhas Aereas Inteligentes SA, Preference Shares, NVS(a)	240,189	466,306

		1,635,614

Banks — 1.9%
Banco ABC Brasil SA, Preference Shares, NVS	108,859	405,731

Security	Shares	Value

Banks (continued)
Banco do Estado do Rio Grande do Sul SA, Class B, Preference Shares, NVS	263,137	$566,495
Banco Pan SA, Preference Shares, NVS	418,479	590,427

		1,562,653

Chemicals — 1.5%
Unipar Carbocloro SA, Class B, Preference Shares, NVS	63,370	1,248,544

Electric Utilities — 2.1%
Cia. Energetica do Ceara, Class A, Preference Shares, NVS	18,274	158,067
Cia. Paranaense de Energia, Preference Shares, NVS	1,155,568	1,548,191

		1,706,258

Machinery — 0.9%
Marcopolo SA, Preference Shares, NVS	623,910	314,210
Randon SA Implementos e Participacoes, Preference Shares, NVS	233,082	425,626

		739,836

Metals & Mining — 4.4%
Bradespar SA, Preference Shares, NVS	329,703	1,387,283
Cia. Ferro Ligas da Bahia-Ferbasa, Preference Shares, NVS.	45,521	461,650
Metalurgica Gerdau SA, Preference Shares, NVS	935,474	1,792,764

		3,641,697

Textiles, Apparel & Luxury Goods — 1.4%
Alpargatas SA, Preference Shares, NVS	288,940	1,146,341

Water Utilities — 0.4%
Cia. de Saneamento do Parana, Preference Shares, NVS	537,770	365,928

Total Preferred Stocks — 14.9% (Cost: $10,751,935)		12,324,465

Total Long-Term Investments — 99.1% (Cost: $74,397,677)		82,101,570

Short-Term Securities

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(c)(d)	40,000	40,000

Total Short-Term Securities — 0.0% (Cost: $40,000)		40,000

Total Investments in Securities — 99.1% (Cost: $74,437,677)		82,141,570

Other Assets Less Liabilities — 0.9%		723,522

Net Assets — 100.0%		$82,865,092

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Brazil Small-Cap ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$100,000	$—	$(60,000)	(a)	$—	$—	$40,000	40,000	$718	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Brazil Index	13	09/16/22	$636	$27,055

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$27,055	$—	$—	$—	$27,055

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(92,537)	$—	$—	$—	$(92,537)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$56,247	$—	$—	$—	$56,247

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$786,894

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Brazil Small-Cap ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$69,777,105	$—	$—	$69,777,105
Preferred Stocks	12,324,465	—	—	12,324,465
Money Market Funds	40,000	—	—	40,000

	$82,141,570	$—	$—	$82,141,570

Derivative financial instruments(a)
Assets
Futures Contracts	$27,055	$—	$—	$27,055

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments August 31, 2022	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.2%
AECC Aviation Power Co. Ltd., Class A	629,676	$4,176,186
AVIC Electromechanical Systems Co. Ltd., Class A	1,001,800	1,604,033
AviChina Industry & Technology Co. Ltd., Class H(a)	10,089,000	4,910,654
Kuang-Chi Technologies Co. Ltd., Class A(b)	550,900	1,443,509

		12,134,382

Air Freight & Logistics — 0.7%
SF Holding Co. Ltd., Class A	1,101,883	7,851,087
YTO Express Group Co. Ltd., Class A	787,000	2,232,853
Yunda Holding Co. Ltd., Class A	787,557	1,912,918
ZTO Express Cayman Inc., ADR	1,570,548	40,912,775

		52,909,633

Airlines — 0.2%
Air China Ltd., Class A(b)	1,574,014	2,339,858
Air China Ltd., Class H(a)(b)	6,318,000	5,061,049
China Eastern Airlines Corp. Ltd., Class A(b)	3,148,096	2,231,079
China Southern Airlines Co. Ltd., Class A(b)	3,069,334	2,852,072
China Southern Airlines Co. Ltd., Class H(b)	4,744,000	2,560,618

		15,044,676

Auto Components — 0.5%
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	78,795	1,595,659
Fuyao Glass Industry Group Co. Ltd., Class A	393,598	2,222,086
Fuyao Glass Industry Group Co. Ltd., Class H(c)	2,203,600	10,515,219
Huayu Automotive Systems Co. Ltd., Class A	865,772	2,331,916
Huizhou Desay Sv Automotive Co. Ltd., Class A	157,900	3,479,731
Minth Group Ltd.	3,148,000	8,907,814
Ningbo Tuopu Group Co. Ltd., Class A	236,100	2,685,168
Sailun Group Co. Ltd., Class A	708,300	1,161,648
Shandong Linglong Tyre Co. Ltd., Class A	393,528	1,293,223
Shenzhen Kedali Industry Co. Ltd., Class A	78,700	1,269,534

		35,461,998

Automobiles — 5.1%
BYD Co. Ltd., Class A	408,469	16,896,804
BYD Co. Ltd., Class H	3,097,500	95,450,450
Chongqing Changan Automobile Co. Ltd., Class A	1,980,240	4,141,939
Dongfeng Motor Group Co. Ltd., Class H	10,102,000	6,405,152
Geely Automobile Holdings Ltd.	22,068,000	44,339,416
Great Wall Motor Co. Ltd., Class A	472,200	2,276,715
Great Wall Motor Co. Ltd., Class H	11,810,500	17,719,656
Guangzhou Automobile Group Co. Ltd., Class A	1,023,100	2,051,418
Guangzhou Automobile Group Co. Ltd., Class H	10,756,400	9,248,461
Li Auto Inc., ADR(a)(b)	2,043,134	58,780,965
NIO Inc., ADR(a)(b)	5,107,266	101,685,666
SAIC Motor Corp. Ltd., Class A	2,046,204	4,562,481
XPeng Inc., ADR(a)(b)	1,578,281	29,229,764
Yadea Group Holdings Ltd.(c)	4,722,000	9,006,727

		401,795,614

Banks — 9.2%
Agricultural Bank of China Ltd., Class A	19,124,100	7,882,618
Agricultural Bank of China Ltd., Class H	106,738,000	34,877,883
Bank of Beijing Co. Ltd., Class A	6,296,099	3,758,800
Bank of Chengdu Co. Ltd., Class A	1,101,893	2,495,727
Bank of China Ltd., Class A	8,027,400	3,528,866
Bank of China Ltd., Class H	294,338,000	102,714,575
Bank of Communications Co. Ltd., Class A	9,601,422	6,356,743
Bank of Communications Co. Ltd., Class H	30,727,200	17,507,398
Bank of Hangzhou Co. Ltd., Class A	1,652,728	3,421,039

Security	Shares	Value

Banks (continued)
Bank of Jiangsu Co. Ltd., Class A	4,249,815	$4,446,825
Bank of Nanjing Co. Ltd., Class A	2,805,304	4,305,721
Bank of Ningbo Co. Ltd., Class A	1,549,432	6,661,116
Bank of Shanghai Co. Ltd., Class A	3,935,010	3,360,658
China CITIC Bank Corp. Ltd., Class H	32,268,800	13,833,957
China Construction Bank Corp., Class A	1,935,114	1,543,887
China Construction Bank Corp., Class H	357,487,000	220,992,345
China Everbright Bank Co. Ltd., Class A	10,545,800	4,373,555
China Everbright Bank Co. Ltd., Class H	7,148,000	2,191,309
China Merchants Bank Co. Ltd., Class A	4,800,725	24,246,516
China Merchants Bank Co. Ltd., Class H	14,565,650	74,490,349
China Minsheng Banking Corp. Ltd., Class A	8,578,370	4,465,366
China Minsheng Banking Corp. Ltd., Class H	19,289,660	6,136,005
China Zheshang Bank Co. Ltd., Class A(b)	4,524,200	2,125,725
Huaxia Bank Co. Ltd., Class A	3,935,061	2,923,022
Industrial & Commercial Bank of China Ltd., Class A	15,031,700	9,519,948
Industrial & Commercial Bank of China Ltd., Class H	207,891,000	105,617,538
Industrial Bank Co. Ltd., Class A	4,677,110	11,537,089
Ping An Bank Co. Ltd., Class A	4,492,355	8,256,488
Postal Savings Bank of China Co. Ltd., Class A	6,374,700	4,148,937
Postal Savings Bank of China Co. Ltd., Class H(a)(c)	28,354,000	16,926,522
Shanghai Pudong Development Bank Co. Ltd., Class A	7,004,324	7,356,837

		722,003,364

Beverages — 3.2%
Anhui Gujing Distillery Co. Ltd., Class A	89,496	3,296,041
Anhui Gujing Distillery Co. Ltd., Class B	472,580	7,215,790
Anhui Yingjia Distillery Co. Ltd., Class A	141,900	1,096,675
China Resources Beer Holdings Co. Ltd.	6,056,000	42,216,480
Chongqing Brewery Co. Ltd., Class A	157,400	2,537,261
Jiangsu King’s Luck Brewery JSC Ltd., Class A	314,803	2,100,827
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	314,876	7,469,099
JiuGui Liquor Co. Ltd., Class A	79,300	1,707,070
Kweichow Moutai Co. Ltd., Class A	282,355	78,490,119
Luzhou Laojiao Co. Ltd., Class A	335,300	11,334,186
Nongfu Spring Co. Ltd., Class H(c)	6,455,600	38,384,028
Shanghai Bairun Investment Holding Group Co. Ltd., Class A	270,716	910,060
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	236,386	10,008,532
Sichuan Swellfun Co. Ltd., Class A	100,652	1,060,127
Tsingtao Brewery Co. Ltd., Class A	157,463	2,453,311
Tsingtao Brewery Co. Ltd., Class H(a)	2,234,000	21,694,304
Wuliangye Yibin Co. Ltd., Class A	868,977	20,940,810

		252,914,720

Biotechnology — 1.2%
3SBio Inc.(c)	5,799,000	3,855,514
BeiGene Ltd., ADR(a)(b)	176,354	30,272,928
Beijing Tiantan Biological Products Corp. Ltd., Class A	377,926	1,211,832
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	106,375	1,965,801
BGI Genomics Co. Ltd., Class A	157,499	1,372,886
Bloomage Biotechnology Corp. Ltd.	68,688	1,414,276
Chongqing Zhifei Biological Products Co. Ltd., Class A	393,540	5,339,463
Hualan Biological Engineering Inc., Class A	435,372	1,239,426
Imeik Technology Development Co. Ltd., Class A	33,000	2,657,452
Innovent Biologics Inc.(a)(b)(c)	3,687,000	15,542,644
Legend Biotech Corp., ADR(a)(b)	183,445	8,528,358
Shanghai Junshi Biosciences Co. Ltd., Class A(b)	157,400	1,202,378
Shanghai RAAS Blood Products Co. Ltd., Class A	2,124,900	1,793,229

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Shenzhen Kangtai Biological Products Co. Ltd., Class A	248,888	$1,209,201
Walvax Biotechnology Co. Ltd., Class A	393,597	2,476,383
Zai Lab Ltd., ADR(a)(b)	328,179	15,165,152

		95,246,923

Building Products — 0.1%
Beijing New Building Materials PLC, Class A	472,270	1,789,763
China Lesso Group Holdings Ltd.	3,946,000	4,690,223
Guangdong Kinlong Hardware Products Co. Ltd., Class A	79,300	1,092,412
Zhuzhou Kibing Group Co. Ltd., Class A	629,600	1,027,013

		8,599,411

Capital Markets — 1.7%
Changjiang Securities Co. Ltd., Class A	2,282,336	1,871,536
China Cinda Asset Management Co. Ltd., Class H	28,447,000	3,906,420
China Galaxy Securities Co. Ltd., Class A	1,122,400	1,603,830
China Galaxy Securities Co. Ltd., Class H	11,821,000	6,462,715
China International Capital Corp. Ltd., Class A	314,702	1,891,320
China International Capital Corp. Ltd., Class H(c)	5,485,600	9,650,826
China Merchants Securities Co. Ltd., Class A	1,810,168	3,463,155
CITIC Securities Co. Ltd., Class A	2,834,646	7,974,330
CITIC Securities Co. Ltd., Class H	7,526,300	15,254,582
CSC Financial Co. Ltd., Class A	1,101,899	4,228,599
Dongxing Securities Co. Ltd., Class A	1,101,811	1,321,894
East Money Information Co. Ltd., Class A	2,924,176	9,331,710
Everbright Securities Co. Ltd., Class A	944,499	2,187,056
First Capital Securities Co. Ltd., Class A	1,259,289	1,117,741
Founder Securities Co. Ltd., Class A	2,597,109	2,606,145
GF Securities Co. Ltd., Class A	1,527,099	3,610,457
GF Securities Co. Ltd., Class H	3,786,200	4,945,938
Guosen Securities Co. Ltd., Class A	1,888,833	2,518,642
Guotai Junan Securities Co. Ltd., Class A	2,098,759	4,477,339
Guoyuan Securities Co. Ltd., Class A	1,401,370	1,480,462
Haitong Securities Co. Ltd., Class A	2,439,759	3,336,212
Haitong Securities Co. Ltd., Class H	8,827,600	5,779,605
Hithink RoyalFlush Information Network Co. Ltd., Class A	110,487	1,354,271
Huatai Securities Co. Ltd., Class A	2,203,693	4,174,980
Huatai Securities Co. Ltd., Class H(c)	4,881,600	6,524,853
Huaxi Securities Co. Ltd., Class A	1,180,573	1,364,373
Industrial Securities Co. Ltd., Class A(b)	2,455,492	2,196,795
Orient Securities Co. Ltd., Class A	2,100,321	2,621,828
Sealand Securities Co. Ltd., Class A	2,439,760	1,256,926
Shanxi Securities Co. Ltd., Class A	1,311,831	1,100,648
Shenwan Hongyuan Group Co. Ltd., Class A	6,734,079	4,061,441
Sinolink Securities Co. Ltd., Class A	865,726	1,078,416
SooChow Securities Co. Ltd., Class A	1,611,435	1,594,781
Western Securities Co. Ltd., Class A	1,810,130	1,691,609
Zheshang Securities Co. Ltd., Class A	1,023,100	1,611,905
Zhongtai Securities Co. Ltd.	1,259,200	1,346,530

		130,999,870

Chemicals — 1.2%
CNGR Advanced Material Co. Ltd.	78,700	1,057,503
Do-Fluoride New Materials Co. Ltd., Class A	236,100	1,380,188
Dongyue Group Ltd.	6,363,000	7,141,466
Guangzhou Tinci Materials Technology Co. Ltd., Class A	473,000	3,238,905
Hangzhou Oxygen Plant Group Co. Ltd., Class A	236,100	1,210,664
Hengli Petrochemical Co. Ltd., Class A	1,495,310	4,143,701
Hengyi Petrochemical Co. Ltd., Class A	1,416,676	1,851,184

Security	Shares	Value

Chemicals (continued)
Hoshine Silicon Industry Co. Ltd., Class A	157,400	$2,546,031
Huafon Chemical Co. Ltd., Class A	1,380,300	1,497,024
Hubei Xingfa Chemicals Group Co. Ltd., Class A	314,800	1,753,404
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	2,570,970	1,615,332
Inner Mongolia Yuan Xing Energy Co. Ltd., Class A	944,400	1,157,228
Jiangsu Eastern Shenghong Co. Ltd., Class A	1,024,800	2,841,098
Kingfa Sci & Tech Co. Ltd., Class A	944,400	1,464,440
LB Group Co. Ltd., Class A	629,600	1,595,640
Ningbo Shanshan Co. Ltd.	684,991	2,453,491
Ningxia Baofeng Energy Group Co. Ltd., Class A	1,694,600	3,319,021
Qinghai Salt Lake Industry Co. Ltd., Class A(b)	787,000	3,167,369
Rongsheng Petrochemical Co. Ltd., Class A	2,437,492	4,976,005
Satellite Chemical Co. Ltd., Class A	611,831	1,935,818
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	629,670	2,652,218
Shanghai Putailai New Energy Technology Co. Ltd., Class A	314,800	2,870,293
Shenzhen Capchem Technology Co. Ltd., Class A	206,520	1,249,783
Shenzhen Dynanonic Co. Ltd.	13,200	609,519
Shenzhen Senior Technology Co. Ltd., Class A	292,697	971,759
Sinoma Science & Technology Co. Ltd., Class A	472,200	1,575,457
Skshu Paint Co. Ltd., Class A(b)	96,100	1,292,812
SuZhou TA&A Ultra Clean Technology Co. Ltd., Class A	157,400	1,763,253
Tianqi Lithium Corp., Class A(b)	236,100	3,904,750
Tongkun Group Co. Ltd., Class A	708,364	1,458,560
Transfar Zhilian Co. Ltd., Class A	1,259,216	1,012,584
Wanhua Chemical Group Co. Ltd., Class A	787,073	10,054,691
Weihai Guangwei Composites Co. Ltd., Class A	157,400	1,725,650
Yunnan Energy New Material Co. Ltd., Class A	208,204	5,795,946
Yunnan Yuntianhua Co. Ltd.(b)	236,100	905,776
Zangge Mining Co. Ltd.	236,100	1,069,841
Zhejiang Juhua Co. Ltd., Class A	236,100	536,630
Zhejiang Yongtai Technology Co. Ltd., Class A	236,100	928,666

		90,723,700

Commercial Services & Supplies — 0.1%
Beijing Originwater Technology Co. Ltd., Class A	1,574,061	1,250,084
China Everbright Environment Group Ltd.	13,379,148	6,612,811
Shanghai M&G Stationery Inc., Class A	236,100	1,514,265

		9,377,160

Communications Equipment — 0.3%
BYD Electronic International Co. Ltd.(a)	2,367,500	6,255,239
Fiberhome Telecommunication Technologies Co. Ltd., Class A	348,877	724,449
Guangzhou Haige Communications Group Inc. Co., Class A	1,259,284	1,587,952
Yealink Network Technology Corp. Ltd., Class A	186,894	1,929,021
Zhongji Innolight Co. Ltd., Class A	236,177	998,723
ZTE Corp., Class A	895,056	3,159,726
ZTE Corp., Class H	2,833,240	5,981,844

		20,636,954

Construction & Engineering — 0.7%
China Communications Services Corp. Ltd., Class H	9,444,800	4,055,565
China Conch Venture Holdings Ltd.	6,301,500	12,860,016
China Energy Engineering Corp. Ltd.	6,735,700	2,196,978
China National Chemical Engineering Co. Ltd., Class A	1,574,095	1,955,582
China Railway Group Ltd., Class A	3,937,098	3,271,201
China Railway Group Ltd., Class H	16,353,000	9,361,978

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) August 31, 2022	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering (continued)
China State Construction Engineering Corp. Ltd., Class A	10,073,638	$7,481,230
China State Construction International Holdings Ltd.	7,870,000	9,087,105
Metallurgical Corp. of China Ltd., Class A	5,587,700	2,588,524
Power Construction Corp. of China Ltd., Class A	4,013,797	4,467,688
Sichuan Road & Bridge Co. Ltd., Class A	1,023,100	1,575,968

		58,901,835

Construction Materials — 0.6%
Anhui Conch Cement Co. Ltd., Class A	1,133,591	5,223,441
Anhui Conch Cement Co. Ltd., Class H	4,328,500	16,495,276
China Jushi Co. Ltd., Class A	1,180,505	2,455,845
China National Building Material Co. Ltd., Class H	14,166,000	13,376,524
China Resources Cement Holdings Ltd.(a)	9,444,000	5,821,367

		43,372,453

Consumer Finance — 0.2%
360 DigiTech Inc.(a)	396,648	6,338,435
Lufax Holding Ltd., ADR	2,578,013	11,265,917

		17,604,352

Distributors — 0.0%
Wuchan Zhongda Group Co. Ltd., Class A	1,495,303	992,960

Diversified Consumer Services — 0.3%
New Oriental Education & Technology Group Inc.(b)	5,666,490	16,356,321
TAL Education Group, ADR(b)	1,655,364	9,568,004

		25,924,325

Diversified Financial Services — 0.1%
AVIC Industry-Finance Holdings Co. Ltd., Class A	3,069,382	1,498,617
Far East Horizon Ltd.	5,941,000	4,500,626

		5,999,243

Diversified Telecommunication Services — 0.3%
China Tower Corp. Ltd., Class H(c)	163,696,000	20,412,539

Electrical Equipment — 1.3%
Beijing Easpring Material Technology Co. Ltd., Class A	115,900	1,309,254
Contemporary Amperex Technology Co. Ltd., Class A(b)	511,270	35,438,372
Dongfang Electric Corp. Ltd., Class A	708,300	2,010,352
Eve Energy Co. Ltd., Class A	480,636	6,538,842
Fangda Carbon New Material Co. Ltd., Class A(b)	1,259,247	1,266,073
Ginlong Technologies Co. Ltd., Class A	110,300	3,639,616
Gotion High-tech Co. Ltd., Class A	431,400	2,130,030
Hongfa Technology Co. Ltd., Class A	302,491	1,643,157
Jiangsu Zhongtian Technology Co. Ltd., Class A	787,000	2,522,988
Ming Yang Smart Energy Group Ltd., Class A	472,200	1,824,655
NARI Technology Co. Ltd., Class A	1,603,012	6,337,341
Ningbo Orient Wires & Cables Co. Ltd.	220,531	2,280,331
Ningbo Ronbay New Energy Technology Co. Ltd.	110,180	1,635,504
Shanghai Electric Group Co. Ltd., Class A(b)	2,911,900	1,782,697
Sungrow Power Supply Co. Ltd., Class A	338,200	5,411,633
Sunwoda Electronic Co. Ltd., Class A	472,208	1,850,014
Suzhou Maxwell Technologies Co. Ltd., Class A	61,592	4,147,065
TBEA Co. Ltd., Class A	1,023,157	3,653,833
Titan Wind Energy Suzhou Co. Ltd., Class A	393,500	783,600
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	710,420	1,311,932
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	2,844,520	4,238,795
Zhejiang Chint Electrics Co. Ltd., Class A	550,968	2,511,604
Zhuzhou CRRC Times Electric Co. Ltd.	2,282,300	11,036,065

		105,303,753

Security	Shares	Value

Electronic Equipment, Instruments & Components — 1.3%
AAC Technologies Holdings Inc.(a)	2,754,500	$5,103,051
Avary Holding Shenzhen Co. Ltd., Class A	436,100	1,862,003
BOE Technology Group Co. Ltd., Class A	8,893,100	4,747,771
Chaozhou Three-Circle Group Co. Ltd., Class A	526,377	2,057,279
China Zhenhua Group Science & Technology Co. Ltd., Class A	134,600	2,177,727
Foxconn Industrial Internet Co. Ltd., Class A	2,124,986	2,850,086
GoerTek Inc., Class A	787,000	3,687,762
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	157,419	1,536,781
Kingboard Holdings Ltd.	2,754,500	8,697,879
Kingboard Laminates Holdings Ltd.(a)	3,557,500	3,393,544
Lens Technology Co. Ltd., Class A	1,259,242	1,969,914
Lingyi iTech Guangdong Co., Class A(b)	2,118,413	1,680,290
Luxshare Precision Industry Co. Ltd., Class A	1,646,241	8,895,167
Maxscend Microelectronics Co. Ltd., Class A	125,752	1,841,224
Raytron Technology Co. Ltd., Class A	70,314	441,751
Shengyi Technology Co. Ltd., Class A	708,300	1,625,213
Shennan Circuits Co. Ltd., Class A	96,324	1,179,051
Sunny Optical Technology Group Co. Ltd.	2,676,900	36,546,242
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	393,500	1,464,792
Tianma Microelectronics Co. Ltd., Class A	944,436	1,285,962
Unisplendour Corp. Ltd., Class A	676,327	1,686,106
Westone Information Industry Inc., Class A	213,300	1,031,944
Wingtech Technology Co. Ltd., Class A	314,800	2,929,523
Wuhan Guide Infrared Co. Ltd., Class A	893,549	1,841,320
WUS Printed Circuit Kunshan Co. Ltd., Class A	865,718	1,491,485
Zhejiang Dahua Technology Co. Ltd., Class A	868,900	1,844,750

		103,868,617

Energy Equipment & Services — 0.1%
China Oilfield Services Ltd., Class H	7,870,000	8,174,044
Offshore Oil Engineering Co. Ltd., Class A	1,214,698	789,760
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	236,192	1,296,358

		10,260,162

Entertainment — 2.6%
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	629,600	1,844,311
Alibaba Pictures Group Ltd.(b)	47,220,000	3,714,664
Beijing Enlight Media Co. Ltd., Class A	821,100	1,095,036
Bilibili Inc., ADR(b)	143,406	3,579,414
Bilibili, Inc.(a)(b)	523,919	13,030,676
China Ruyi Holdings Ltd.(a)(b)	18,132,000	4,601,291
Giant Network Group Co. Ltd., Class A	1,101,871	1,367,428
iQIYI Inc., ADR(a)(b)	1,245,410	4,558,201
Kingsoft Corp. Ltd.	3,465,000	10,531,124
Kunlun Tech Co. Ltd., Class A	393,561	831,299
Mango Excellent Media Co. Ltd., Class A	472,280	1,888,896
NetEase Inc.	7,712,660	137,727,928
Perfect World Co. Ltd., Class A	571,300	1,218,479
Tencent Music Entertainment Group, ADR(a)(b)	2,576,638	13,166,620
Zhejiang Century Huatong Group Co. Ltd., Class A(b)	2,203,698	1,452,960

		200,608,327

Food & Staples Retailing — 0.0%
DaShenLin Pharmaceutical Group Co. Ltd., Class A	264,589	1,275,682
Yifeng Pharmacy Chain Co. Ltd., Class A	246,080	1,895,637

		3,171,319

Food Products — 2.1%
Angel Yeast Co. Ltd., Class A	236,111	1,655,323
Anjoy Foods Group Co. Ltd., Class A	79,300	1,775,390

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Beijing Dabeinong Technology Group Co. Ltd., Class A(b)	1,259,200	$1,571,276
China Feihe Ltd.(c)	12,604,000	10,431,775
China Mengniu Dairy Co. Ltd.	12,129,000	54,923,474
Chongqing Fuling Zhacai Group Co. Ltd., Class A	236,123	1,035,965
Dali Foods Group Co. Ltd.(c)	7,783,000	3,558,015
Foshan Haitian Flavouring & Food Co. Ltd., Class A	856,129	9,961,069
Guangdong Haid Group Co. Ltd., Class A	427,597	3,769,466
Henan Shuanghui Investment & Development Co. Ltd., Class A	794,708	3,076,857
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	1,416,623	7,316,631
Jiangxi Zhengbang Technology Co. Ltd., Class A(b)	1,023,100	882,244
Juewei Food Co. Ltd., Class A	147,985	997,000
Muyuan Foods Co. Ltd., Class A	1,236,399	10,445,772
New Hope Liuhe Co. Ltd., Class A(b)	1,180,599	2,674,101
Tingyi Cayman Islands Holding Corp.(a)	7,870,000	13,974,956
Tongwei Co. Ltd., Class A	1,101,899	8,404,858
Uni-President China Holdings Ltd.	4,754,000	4,092,945
Want Want China Holdings Ltd.	17,315,000	12,197,056
Wens Foodstuffs Group Co. Ltd., Class A(b)	1,574,016	5,391,085
Yihai International Holding Ltd.	1,771,000	4,460,087
Yihai Kerry Arawana Holdings Co. Ltd., Class A	288,677	1,902,012

		164,497,357

Gas Utilities — 1.2%
Beijing Enterprises Holdings Ltd.	1,967,500	5,852,179
China Gas Holdings Ltd.	11,175,400	15,814,333
China Resources Gas Group Ltd.	3,473,400	13,523,355
ENN Energy Holdings Ltd.	2,992,800	43,477,653
ENN Natural Gas Co. Ltd., Class A	523,200	1,550,120
Kunlun Energy Co. Ltd.	14,188,000	12,353,871

		92,571,511

Health Care Equipment & Supplies — 0.4%
Intco Medical Technology Co. Ltd., Class A	120,640	382,410
Jafron Biomedical Co. Ltd., Class A	236,120	1,600,392
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	333,900	1,316,565
Lepu Medical Technology Beijing Co. Ltd., Class A	451,851	1,235,089
Microport Scientific Corp.(a)(b)	2,422,300	4,813,301
Ovctek China Inc., Class A	192,440	1,183,287
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	9,316,000	12,637,795
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	269,095	11,582,036

		34,750,875

Health Care Providers & Services — 0.5%
Aier Eye Hospital Group Co. Ltd., Class A	1,635,083	6,933,626
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	112,894	1,087,125
Huadong Medicine Co. Ltd., Class A	472,280	2,868,384
Hygeia Healthcare Holdings Co. Ltd.(b)(c)	1,259,200	6,796,503
Jinxin Fertility Group Ltd.(c)	5,979,000	3,893,385
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A(b)	1,101,825	768,315
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	526,997	1,315,677
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	3,069,300	4,462,125
Sinopharm Group Co. Ltd., Class H	5,041,200	11,230,750
Topchoice Medical Corp., Class A(b)	78,700	1,319,853

		40,675,743

Health Care Technology — 0.0%
Winning Health Technology Group Co. Ltd., Class A	671,356	684,775

Security	Shares	Value

Hotels, Restaurants & Leisure — 2.4%
H World Group Ltd., ADR	727,188	$27,364,084
Haidilao International Holding Ltd.(a)(b)(c)	3,935,000	9,259,440
Jiumaojiu International Holdings Ltd.(a)(c)	3,148,000	6,193,334
Shanghai Jinjiang International Hotels Co. Ltd., Class A	157,400	1,311,055
Shenzhen Overseas Chinese Town Co. Ltd., Class A	2,282,338	1,761,219
Songcheng Performance Development Co. Ltd., Class A	787,077	1,439,460
Tongcheng Travel Holdings Ltd.(a)(b)	4,652,400	9,528,861
Trip.com Group Ltd., ADR(a)(b)	2,039,904	52,466,331
Yum China Holdings Inc.	1,568,538	78,599,439

		187,923,223

Household Durables — 0.6%
Beijing Roborock Technology Co. Ltd., Class A	12,208	563,254
Ecovacs Robotics Co. Ltd., Class A	157,800	1,856,319
Gree Electric Appliances Inc. of Zhuhai, Class A	604,829	2,785,255
Haier Smart Home Co. Ltd., Class A	1,652,746	6,158,879
Haier Smart Home Co. Ltd., Class H	8,342,200	27,253,955
Jason Furniture Hangzhou Co. Ltd., Class A	302,250	2,111,291
Oppein Home Group Inc., Class A	157,420	2,966,820
TCL Technology Group Corp., Class A	3,698,900	2,213,089
Zhejiang Supor Co. Ltd., Class A	236,196	1,563,496

		47,472,358

Household Products — 0.1%
Vinda International Holdings Ltd.	1,574,000	4,401,914

Independent Power and Renewable Electricity Producers — 1.3%
CECEP Solar Energy Co. Ltd., Class A(b)	708,300	824,182
CECEP Wind Power Corp, Class A	1,180,500	849,879
CGN Power Co. Ltd., Class H(c)	37,060,000	8,813,846
China Longyuan Power Group Corp. Ltd., Class H	12,840,000	20,738,713
China National Nuclear Power Co. Ltd., Class A	4,328,576	3,978,531
China Power International Development Ltd.	20,793,000	11,607,751
China Resources Power Holdings Co. Ltd.	7,870,000	15,648,230
China Three Gorges Renewables Group Co. Ltd., Class A	6,499,826	5,721,581
China Yangtze Power Co. Ltd., Class A	5,433,541	18,818,069
GD Power Development Co. Ltd., Class A(b)	3,777,600	2,370,333
Huaneng Power International Inc., Class A(b)	1,652,700	1,948,621
Huaneng Power International Inc., Class H(a)(b)	15,414,000	7,877,556
SDIC Power Holdings Co. Ltd., Class A	1,810,196	2,917,613
Shenzhen Energy Group Co. Ltd., Class A	1,023,180	939,840
Sichuan Chuantou Energy Co. Ltd., Class A	1,217,062	2,320,568

		105,375,313

Industrial Conglomerates — 0.4%
China Baoan Group Co. Ltd., Class A	708,300	1,505,240
CITIC Ltd.	22,047,000	22,727,775
Fosun International Ltd.	8,678,500	6,405,877

		30,638,892

Insurance — 3.6%
China Life Insurance Co. Ltd., Class A	787,005	3,488,339
China Life Insurance Co. Ltd., Class H	26,801,000	38,425,204
China Pacific Insurance Group Co. Ltd., Class A	1,652,747	4,996,617
China Pacific Insurance Group Co. Ltd., Class H	9,455,200	20,029,106
China Taiping Insurance Holdings Co. Ltd.	4,744,124	4,843,635
New China Life Insurance Co. Ltd., Class A	587,576	2,441,888
New China Life Insurance Co. Ltd., Class H	2,811,100	6,616,441
People’s Insurance Co. Group of China Ltd. (The), Class H	32,278,000	9,975,953
PICC Property & Casualty Co. Ltd., Class H	25,206,462	27,264,074

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) August 31, 2022	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Ping An Insurance Group Co. of China Ltd., Class A	2,518,443	$15,914,142
Ping An Insurance Group Co. of China Ltd., Class H	23,621,000	138,930,300
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	2,573,100	7,540,628

		280,466,327

Interactive Media & Services — 15.3%
Autohome Inc., ADR	280,414	9,985,542
Baidu Inc.(b)	8,264,356	147,523,518
JOYY Inc., ADR	167,966	5,092,729
Kanzhun Ltd., ADR(a)(b)	662,010	15,550,615
Kuaishou Technology(b)(c)	6,514,400	56,443,924
Tencent Holdings Ltd.	23,295,200	962,807,988
Weibo Corp., ADR(a)(b)	246,408	5,098,181

		1,202,502,497

Internet & Direct Marketing Retail — 19.4%
Alibaba Group Holding Ltd.(b)	56,585,368	675,094,066
Alibaba Health Information Technology Ltd.(a)(b)	16,988,000	9,735,208
JD Health International Inc.(a)(b)(c)	4,157,300	28,638,064
JD.com Inc., Class A	8,015,946	253,745,778
Meituan, Class B(b)(c)	16,369,600	393,152,077
Pinduoduo Inc., ADR(b)	1,880,548	134,083,073
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	1,870,300	5,063,147
Vipshop Holdings Ltd., ADR(a)(b)	1,600,117	18,577,359

		1,518,088,772

IT Services — 0.3%
Beijing Sinnet Technology Co. Ltd., Class A	787,096	1,053,974
Chinasoft International Ltd.	10,692,000	8,357,930
DHC Software Co. Ltd., Class A	1,416,628	1,187,684
GDS Holdings Ltd., ADR(b)	288,590	7,861,192
GDS Holdings Ltd., Class A(a)(b)	890,900	3,042,675
TravelSky Technology Ltd., Class H	3,148,000	5,486,595

		26,990,050

Life Sciences Tools & Services — 2.2%
Genscript Biotech Corp.(b)	4,722,000	15,167,972
Hangzhou Tigermed Consulting Co. Ltd., Class A	78,737	1,228,671
Hangzhou Tigermed Consulting Co. Ltd., Class H(c)	492,100	4,872,213
Pharmaron Beijing Co. Ltd., Class A	236,850	2,328,995
Pharmaron Beijing Co. Ltd., Class H(c)	740,200	4,896,190
WuXi AppTec Co. Ltd., Class A	647,317	8,358,250
WuXi AppTec Co. Ltd., Class H(c)	1,259,281	14,216,030
Wuxi Biologics Cayman Inc., New(b)(c)	13,379,000	118,030,850

		169,099,171

Machinery — 0.8%
China CSSC Holdings Ltd., Class A	1,259,200	4,548,366
CRRC Corp. Ltd., Class A	5,286,010	3,824,968
CRRC Corp. Ltd., Class H	13,928,000	5,207,532
Haitian International Holdings Ltd.	2,361,000	5,784,342
Jiangsu Hengli Hydraulic Co. Ltd., Class A	332,604	2,348,453
Ningbo Deye Technology Co. Ltd., NVS	47,400	2,511,742
North Industries Group Red Arrow Co. Ltd., Class A	393,500	1,734,045
Sany Heavy Equipment International Holdings Co. Ltd.(a)	5,346,000	5,537,732
Sany Heavy Industry Co. Ltd., Class A	2,013,093	4,570,693
Shenzhen Inovance Technology Co. Ltd., Class A	629,630	5,442,826
Sinotruk Hong Kong Ltd.	2,673,000	2,665,070
Weichai Power Co. Ltd., Class A	1,495,368	2,504,665
Weichai Power Co. Ltd., Class H	7,094,000	9,477,678
Wuxi Shangji Automation Co. Ltd., Class A	104,940	2,037,688
XCMG Construction Machinery Co. Ltd., Class A(b)	2,460,899	1,849,962

Security	Shares	Value

Machinery (continued)
Zhejiang Dingli Machinery Co. Ltd., Class A	174,709	$989,161
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	1,888,816	1,570,787
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	5,780,200	2,605,692

		65,211,402

Marine — 0.5%
COSCO SHIPPING Holdings Co. Ltd., Class A	2,961,970	6,052,100
COSCO SHIPPING Holdings Co. Ltd., Class H	11,821,600	17,647,996
Orient Overseas International Ltd.(a)	504,500	14,062,912

		37,763,008

Media — 0.1%
China Literature Ltd.(b)(c)	1,418,800	5,749,419
Focus Media Information Technology Co. Ltd., Class A	3,698,938	3,229,915

		8,979,334

Metals & Mining — 1.7%
Aluminum Corp. of China Ltd., Class A	3,148,000	2,043,300
Aluminum Corp. of China Ltd., Class H	15,740,000	5,816,089
Baoshan Iron & Steel Co. Ltd., Class A	5,640,393	4,340,521
Chengtun Mining Group Co. Ltd., Class A	1,101,800	1,138,746
China Hongqiao Group Ltd.(a)	9,066,500	8,791,439
China Minmetals Rare Earth Co. Ltd., Class A(b)	286,050	1,083,981
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	944,400	4,098,946
CMOC Group Ltd., Class A	4,958,100	3,517,711
CMOC Group Ltd., Class H	13,023,000	5,807,171
Ganfeng Lithium Co. Ltd., Class A	360,141	4,439,419
Ganfeng Lithium Co. Ltd., Class H(c)	1,373,800	12,069,463
GEM Co. Ltd., Class A	1,416,600	1,705,591
Hunan Valin Steel Co. Ltd., Class A	1,694,600	1,089,455
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	11,568,992	3,355,723
Jiangxi Copper Co. Ltd., Class A	447,100	1,054,080
Jiangxi Copper Co. Ltd., Class H	4,722,000	5,799,434
MMG Ltd.(a)(b)	12,592,000	3,444,673
Shandong Gold Mining Co. Ltd., Class A	787,091	2,032,740
Shandong Gold Mining Co. Ltd., Class H(a)(c)	3,039,750	5,153,145
Shandong Nanshan Aluminum Co. Ltd., Class A	4,407,200	2,153,398
Shanxi Meijin Energy Co. Ltd., Class A	1,174,006	1,919,110
Shanxi Taigang Stainless Steel Co. Ltd., Class A	1,810,100	1,281,988
Shenghe Resources Holding Co. Ltd., Class A	391,958	978,184
Tianshan Aluminum Group Co. Ltd., Class A	1,101,800	1,215,857
Tongling Nonferrous Metals Group Co. Ltd., Class A	4,485,900	1,871,492
Western Superconducting Technologies Co. Ltd., Class A	94,256	1,385,532
YongXing Special Materials Technology Co. Ltd., Class A	157,400	3,042,099
Yunnan Aluminium Co. Ltd., Class A	1,101,800	1,599,450
Yunnan Tin Co. Ltd., Class A	629,600	1,258,980
Zhaojin Mining Industry Co. Ltd., Class H(b)	4,962,500	4,201,915
Zhejiang Huayou Cobalt Co. Ltd., Class A	352,476	3,793,552
Zijin Mining Group Co. Ltd., Class A	5,180,217	6,560,754
Zijin Mining Group Co. Ltd., Class H	21,290,000	24,057,125

		132,101,063

Oil, Gas & Consumable Fuels — 2.5%
China Coal Energy Co. Ltd., Class H	7,707,000	6,853,581
China Petroleum & Chemical Corp., Class A	7,634,188	4,718,451
China Petroleum & Chemical Corp., Class H	95,649,000	44,978,453
China Shenhua Energy Co. Ltd., Class A	1,407,186	6,167,143
China Shenhua Energy Co. Ltd., Class H	12,991,000	40,743,294
China Suntien Green Energy Corp. Ltd., Class H(a)	7,696,000	3,451,623

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Guanghui Energy Co. Ltd., Class A	1,562,845	$2,866,040
Inner Mongolia Yitai Coal Co. Ltd., Class B	4,221,700	7,104,906
PetroChina Co. Ltd., Class A	5,003,592	3,876,700
PetroChina Co. Ltd., Class H	78,722,000	36,607,099
Shaanxi Coal Industry Co. Ltd., Class A	2,361,088	7,519,933
Shanxi Coking Coal Energy Group Co. Ltd., Class A	1,101,800	2,038,886
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	865,700	1,984,435
Yankuang Energy Group Co. Ltd., Class A	472,203	3,271,099
Yankuang Energy Group Co. Ltd., Class H(a)	5,920,000	23,433,783

		195,615,426

Paper & Forest Products — 0.1%
Chengxin Lithium Group Co. Ltd., Class A	236,100	1,806,403
Nine Dragons Paper Holdings Ltd.	6,296,000	4,940,283

		6,746,686

Personal Products — 0.2%
By-health Co. Ltd., Class A	472,200	1,271,046
Hengan International Group Co. Ltd.	2,361,000	11,298,589
Yunnan Botanee Bio-Technology Group Co. Ltd.	78,779	2,121,075

		14,690,710

Pharmaceuticals — 1.7%
Apeloa Pharmaceutical Co. Ltd., Class A	236,100	615,014
Asymchem Laboratories Tianjin Co. Ltd., Class A	52,220	1,293,636
Betta Pharmaceuticals Co. Ltd., Class A	112,898	738,901
CanSino Biologics Inc., Class H(a)(c)	472,200	2,947,259
Changchun High & New Technology Industry Group Inc., Class A	88,596	2,261,649
China Medical System Holdings Ltd.	4,733,000	7,004,744
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	236,117	1,346,227
China Traditional Chinese Medicine Holdings Co. Ltd.	11,082,000	4,778,928
CSPC Pharmaceutical Group Ltd.	33,076,400	33,553,483
Dong-E-E-Jiao Co. Ltd., Class A	236,479	1,168,069
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	629,695	2,476,461
Hansoh Pharmaceutical Group Co. Ltd.(c)	4,722,000	9,421,034
Humanwell Healthcare Group Co. Ltd., Class A	393,800	1,060,240
Hutchmed China Ltd., ADR(a)(b)	332,400	4,274,664
Jiangsu Hengrui Medicine Co. Ltd., Class A	1,495,388	7,479,756
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	666,162	1,050,187
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	358,655	929,265
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	550,984	3,211,763
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	1,590,000	5,115,059
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	290,131	1,070,134
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	420,042	1,298,404
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	472,265	1,464,133
Sino Biopharmaceutical Ltd.	37,778,000	19,841,597
Yunnan Baiyao Group Co. Ltd., Class A	420,842	3,182,703
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	157,509	6,840,151
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	393,546	1,133,786
Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A	220,600	1,307,621
Zhejiang NHU Co. Ltd., Class A	944,451	3,065,106
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	116,606	779,653

		130,709,627

Real Estate Management & Development — 3.7%
A-Living Smart City Services Co. Ltd., Class A(c)	2,320,250	2,390,053

Security	Shares	Value

Real Estate Management & Development (continued)
China Evergrande Group(a)(b)(d)	11,096,000	$1,530,696
China Jinmao Holdings Group Ltd.	19,920,000	4,194,583
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	2,282,333	4,815,964
China Overseas Land & Investment Ltd.	14,171,500	38,085,492
China Overseas Property Holdings Ltd.	4,645,000	4,929,429
China Resources Land Ltd.	12,108,665	49,575,859
China Resources Mixc Lifestyle Services Ltd.(a)(c)	2,483,600	11,262,553
China Vanke Co. Ltd., Class A	2,342,728	5,631,982
China Vanke Co. Ltd., Class H(a)	5,909,131	11,535,977
CIFI Holdings Group Co. Ltd.(a)	15,012,975	3,799,704
Country Garden Holdings Co. Ltd.(a)	29,130,727	8,599,267
Country Garden Services Holdings Co. Ltd.	7,568,000	14,872,353
Gemdale Corp., Class A	1,338,997	2,256,287
Greentown China Holdings Ltd.	3,541,500	6,682,051
Greentown Service Group Co. Ltd.	6,296,000	4,548,571
Hopson Development Holdings Ltd.	3,036,500	4,175,142
Jinke Properties Group Co. Ltd., Class A(b)	1,653,981	596,554
KE Holdings Inc., ADR(a)(b)	2,466,880	44,502,515
Longfor Group Holdings Ltd.(c)	6,695,000	21,730,383
Poly Developments and Holdings Group Co. Ltd., Class A	2,833,275	7,079,564
Seazen Group Ltd.(b)	7,870,000	2,612,392
Seazen Holdings Co. Ltd., Class A(b)	550,964	1,655,257
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	5,008,278	4,172,246
Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	785,489	1,316,041
Shimao Group Holdings Ltd.(a)(d)	3,294,500	944,440
Sunac China Holdings Ltd.(a)(d)	9,076,000	2,312,740
Wharf Holdings Ltd. (The)(a)	4,733,000	17,824,299
Yuexiu Property Co. Ltd.	5,520,600	6,905,012

		290,537,406

Road & Rail — 0.1%
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	9,650,051	6,451,870
Daqin Railway Co. Ltd., Class A	3,355,900	3,129,118

		9,580,988

Semiconductors & Semiconductor Equipment — 1.6%
Advanced Micro-Fabrication Equipment Inc., Class A(b)	157,588	2,796,281
Amlogic Shanghai Co. Ltd.(b)	70,265	873,544
China Resources Microelectronics Ltd.	228,428	1,723,625
Daqo New Energy Corp., ADR(b)	225,159	15,011,351
Flat Glass Group Co. Ltd., Class A(b)	393,500	2,270,841
Flat Glass Group Co. Ltd., Class H(b)	1,574,000	5,184,257
GCL System Integration Technology Co. Ltd., Class A(b)	1,731,445	915,942
GigaDevice Semiconductor Inc., Class A	167,487	2,793,166
Hangzhou First Applied Material Co. Ltd., Class A	327,840	3,059,856
Hangzhou Lion Electronics Co. Ltd.	141,080	1,080,857
Hangzhou Silan Microelectronics Co. Ltd., Class A	314,800	1,795,966
Hua Hong Semiconductor Ltd.(a)(b)(c)	1,855,000	5,445,290
Ingenic Semiconductor Co. Ltd., Class A	157,800	1,851,143
JA Solar Technology Co. Ltd., Class A	550,950	5,198,809
JCET Group Co. Ltd., Class A	472,300	1,687,064
LONGi Green Energy Technology Co. Ltd., Class A	1,744,443	12,835,620
Montage Technology Co. Ltd., Class A	239,401	1,916,651
National Silicon Industry Group Co. Ltd., Class A(b)	396,629	1,177,000
NAURA Technology Group Co. Ltd., Class A	101,100	4,096,488
SG Micro Corp., Class A	65,100	1,499,858
Shenzhen SC New Energy Technology Corp., Class A	78,700	1,503,973

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) August 31, 2022	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
StarPower Semiconductor Ltd., Class A	22,000	$1,256,251
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	708,398	4,908,600
Tianshui Huatian Technology Co. Ltd., Class A	865,729	1,198,307
TongFu Microelectronics Co. Ltd., Class A(b)	432,796	1,156,831
Trina Solar Co. Ltd.	496,187	5,104,191
Unigroup Guoxin Microelectronics Co. Ltd., Class A	161,139	3,626,031
Will Semiconductor Co. Ltd. Shanghai, Class A	250,845	3,384,824
Xinyi Solar Holdings Ltd.	18,888,000	25,975,133
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	369,493	4,036,089

		125,363,839

Software — 0.6%
360 Security Technology Inc., Class A	1,888,800	1,993,873
Beijing Kingsoft Office Software Inc., Class A	83,052	2,156,402
Beijing Shiji Information Technology Co. Ltd., Class A	446,245	840,525
Hundsun Technologies Inc., Class A	464,188	2,249,953
Iflytek Co. Ltd., Class A	509,862	2,753,785
Kingdee International Software Group Co. Ltd.(a)(b)	9,444,000	18,329,886
Ming Yuan Cloud Group Holdings Ltd.	2,361,000	1,935,125
NavInfo Co. Ltd., Class A	944,418	1,780,885
Sangfor Technologies Inc., Class A	90,100	1,253,899
Shanghai Baosight Software Co. Ltd., Class A	358,634	1,964,247
Shanghai Baosight Software Co. Ltd., Class B	1,759,155	5,327,824
Thunder Software Technology Co. Ltd., Class A	157,400	2,782,913
Yonyou Network Technology Co. Ltd., Class A	865,712	2,503,873

		45,873,190

Specialty Retail — 0.5%
China Meidong Auto Holdings Ltd.	1,948,000	3,961,362
China Tourism Group Duty Free Corp. Ltd., Class A	472,224	13,315,822
Pop Mart International Group Ltd.(a)(c)	2,144,600	5,542,289
Topsports International Holdings Ltd.(c)	6,296,000	4,969,402
Zhongsheng Group Holdings Ltd.(a)	2,361,000	11,163,676

		38,952,551

Technology Hardware, Storage & Peripherals — 1.4%
China Greatwall Technology Group Co. Ltd., Class A	787,000	1,030,073
Inspur Electronic Information Industry Co. Ltd., Class A	407,716	1,362,879
Lenovo Group Ltd.(a)	26,780,000	22,056,324
Ninestar Corp., Class A	368,826	2,350,989
Shenzhen Transsion Holding Co. Ltd., Class A	112,263	1,104,289
Xiaomi Corp., Class B(b)(c)	56,928,800	83,153,540

		111,058,094

Textiles, Apparel & Luxury Goods — 2.3%
ANTA Sports Products Ltd.	4,529,800	54,549,821
Bosideng International Holdings Ltd.	12,592,000	7,070,294
Li Ning Co. Ltd.	8,778,500	79,957,272
Shenzhou International Group Holdings Ltd.	3,071,500	32,101,186
Xtep International Holdings Ltd.	4,968,000	6,894,017

		180,572,590

Tobacco — 0.2%
RLX Technology Inc., ADR(a)(b)	1,821,551	2,604,818
Smoore International Holdings Ltd.(a)(c)	7,083,000	12,645,106

		15,249,924

Trading Companies & Distributors — 0.1%
Beijing United Information Technology Co. Ltd., Class A	134,050	1,917,470
BOC Aviation Ltd.(c)	788,100	6,308,333
COSCO SHIPPING Development Co. Ltd., Class A	1,495,300	618,949

Security	Shares	Value

Trading Companies & Distributors (continued)
Xiamen C & D Inc., Class A	609,088	$1,033,101

		9,877,853

Transportation Infrastructure — 0.4%
Beijing Capital International Airport Co. Ltd., Class H(a)(b)	7,870,000	4,939,655
China Merchants Port Holdings Co. Ltd.	4,744,000	7,122,012
COSCO SHIPPING Ports Ltd.(a)	7,546,000	4,882,845
Jiangsu Expressway Co. Ltd., Class H	4,722,000	4,044,419
Shanghai International Airport Co. Ltd., Class A(b)	315,099	2,564,427
Shanghai International Port Group Co. Ltd., Class A	3,462,877	2,704,736
Shenzhen International Holdings Ltd.	4,722,000	4,070,396
Zhejiang Expressway Co. Ltd., Class H	5,970,000	4,548,600

		34,877,090

Water Utilities — 0.2%
Beijing Enterprises Water Group Ltd.	15,762,000	4,048,935
Guangdong Investment Ltd.	11,018,000	10,094,165

		14,143,100

Wireless Telecommunication Services — 0.0%
China United Network Communications Ltd., Class A	5,587,727	2,866,186

Total Common Stocks — 99.7% (Cost: $8,748,060,300)		7,821,177,135

Rights

Pharmaceuticals — 0.0%
Kangmei Pharmaceutical Co. Ltd., (Expires 12/31/49)(b)	82,699	—

Total Rights — 0.0% (Cost: $0)		—

Total Long-Term Investments — 99.7% (Cost: $8,748,060,300)		7,821,177,135

Short-Term Securities

Money Market Funds — 2.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(e)(f)(g)	210,973,672	211,036,965
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(e)(f)	7,230,000	7,230,000

Total Short-Term Securities — 2.8% (Cost: $218,124,339)		218,266,965

Total Investments in Securities — 102.5% (Cost: $8,966,184,639)		8,039,444,100

Liabilities in Excess of Other Assets — (2.5)%		(198,377,758)

Net Assets — 100.0%		$7,841,066,342

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI China ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$148,079,490	$62,939,345	(a)	$ —	$(17,568)	$35,698	$211,036,965	210,973,672	$2,011,545	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	6,820,000	410,000	(a)	—	—	—	7,230,000	7,230,000	67,027		—

					$(17,568)	$35,698	$218,266,965		$2,078,572		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI China Index	761	09/16/22	$18,562	$(1,158,614)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$1,158,614	$—	$—	$—	$1,158,614

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(9,628,710)	$—	$—	$—	$(9,628,710)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$476,473	$—	$—	$—	$476,473

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$13,369,512

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) August 31, 2022	iShares® MSCI China ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$781,608,076	$7,034,781,183	$4,787,876	$7,821,177,135
Rights	—	—	—	—
Money Market Funds	218,266,965	—	—	218,266,965

	$999,875,041	$7,034,781,183	$4,787,876	$8,039,444,100

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(1,158,614)	$—	$(1,158,614)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI China Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.3%
EHang Holdings Ltd., ADR(a)(b)	21,280	$139,384

Auto Components — 2.1%
Huazhong In-Vehicle Holdings Co. Ltd.(b)	320,000	101,928
Nexteer Automotive Group Ltd.	544,000	404,265
Prinx Chengshan Holdings Ltd.	96,000	85,497
Tianneng Power International Ltd.(b)	438,000	465,987
Wuling Motors Holdings Ltd.(b)	750,000	98,907

		1,156,584

Automobiles — 0.3%
Niu Technologies, ADR(a)(b)	19,616	117,892
Qingling Motors Co. Ltd., Class H	448,000	71,222

		189,114

Beverages — 0.3%
China Foods Ltd.	512,000	162,978
China Huiyuan Juice Group Ltd.(c)	81,000	—

		162,978

Biotechnology — 5.5%
Akeso Inc.(a)(d)	288,000	922,037
Alphamab Oncology(a)(b)(d)	268,000	269,755
Ascentage Pharma Group International(a)(b)(d)	99,200	206,090
Ascletis Pharma Inc.(a)(d)	256,000	107,743
Brii Biosciences Ltd.(a)(b)	160,000	160,286
Burning Rock Biotech Ltd., ADR(a)(b)	27,712	108,631
CARsgen Therapeutics Holdings Ltd., NVS(a)(d)	74,000	178,256
CStone Pharmaceuticals(a)(d)	336,000	205,317
Everest Medicines Ltd.(a)(d)	96,000	145,193
I-Mab, ADR(a)	29,024	177,917
Jacobio Pharmaceuticals Group Co. Ltd. (a)(d)	144,000	99,113
JW Cayman Therapeutics Co. Ltd.(a)(d)	160,000	124,233
Kintor Pharmaceutical Ltd. (a)(b)(d)	112,000	207,925
Shanghai Henlius Biotech Inc.(a)(d)	44,800	97,693
Untrade Cteg(c)	600,000	5,968

		3,016,157

Building Products — 0.6%
China State Construction Development Holdings Ltd.	384,000	102,012
Luoyang Glass Co. Ltd., Class H (a)	162,000	225,208

		327,220

Capital Markets — 2.4%
Bairong Inc. (a)(d)	128,000	152,964
China Everbright Ltd.	598,000	436,737
China Renaissance Holdings Ltd.(d)	124,800	141,187
Glory Sun Financial Group Ltd.(a)(b)	8,192,000	37,419
Noah Holdings Ltd., ADR(a)(b)	19,232	340,599
Up Fintech Holding Ltd., ADR(a)(b)	61,728	232,715

		1,341,621

Chemicals — 3.0%
China BlueChemical Ltd., Class H(b)	960,000	249,972
China Longevity Group Co. Ltd.(a)(c)	96,000	—
China XLX Fertiliser Ltd.	342,000	194,888
Fufeng Group Ltd.	960,600	539,771
Huabao International Holdings Ltd.(b)	608,000	310,900
Shanghai Chlor-Alkali Chemical Co. Ltd., Class B	249,693	173,455
Sinofert Holdings Ltd.	1,344,000	180,991
Untradelumena Newmat, NVS(c)	21,700	—

		1,649,977

Security	Shares	Value

Commercial Services & Supplies — 2.1%
Binjiang Service Group Co. Ltd.	53,500	$147,921
China Conch Environment Protection Holdings Ltd.(a)	1,040,000	928,278
Dynagreen Environmental Protection Group Co. Ltd., Class H	224,000	82,206

		1,158,405

Communications Equipment — 0.1%
Eastern Communications Co. Ltd., Class B	188,800	78,495

Construction & Engineering — 1.7%
Changsha Broad Homes Industrial Group Co Ltd., Class H(a)(b)(d)	67,200	69,009
Greentown Management Holdings Co. Ltd.(d)	384,000	324,930
ReneSola Ltd., ADR(a)(b)	23,424	136,797
Sinopec Engineering Group Co. Ltd., Class H	928,000	414,602

		945,338

Construction Materials — 0.6%
Asia Cement China Holdings Corp.	304,000	152,007
MH Development Ltd.(c)	112,000	4,675
West China Cement Ltd.(b)	1,344,000	165,785

		322,467

Consumer Finance — 2.1%
Differ Group Auto Ltd.(b)	2,048,000	516,236
FinVolution Group, ADR	85,984	423,041
LexinFintech Holdings Ltd., ADR(a)	65,536	133,694
Yixin Group Ltd.(a)(b)(d)	832,000	103,392

		1,176,363

Containers & Packaging — 0.2%
Greatview Aseptic Packaging Co. Ltd.	448,000	85,619

Distributors — 0.6%
China Tobacco International HK Co. Ltd.	134,000	197,748
Xinhua Winshare Publishing and Media Co. Ltd., Class H	224,000	157,569

		355,317

Diversified Consumer Services — 5.4%
China East Education Holdings Ltd.(d)	352,000	148,749
China Education Group Holdings Ltd.	608,000	529,676
China Maple Leaf Educational Systems Ltd.(a)(c)	1,088,000	41,087
China New Higher Education Group Ltd.(d)	544,000	170,438
China Yuhua Education Corp. Ltd.(a)(d)	1,152,000	181,019
Fu Shou Yuan International Group Ltd.	736,000	470,242
Gaotu Techedu Inc., ADR(a)	84,288	148,347
Hope Education Group Co. Ltd.(d)	2,304,000	198,609
JH Educational Technology Inc.(a)	320,000	130,060
Koolearn Technology Holding Ltd.(a)(b)(d)	224,000	847,968
Youdao Inc., ADR(a)(b)	23,808	127,611

		2,993,806

Diversified Financial Services — 1.8%
CSSC Hong Kong Shipping Co. Ltd.	768,000	129,815
Genertec Universal Medical Group Co. Ltd.(d)	656,000	369,235
Haitong UniTrust International Leasing Co. Ltd., Class H(d)	896,000	84,478
International Alliance Financial Leasing Co. Ltd. (a)(b)(d)	483,000	255,032
National Agricultural Holdings Ltd.(b)(c)	108,900	139
SY Holdings Group Ltd.	256,000	171,238

		1,009,937

Electrical Equipment — 1.5%
China Fiber Optic Network System Group Ltd.(c)	181,600	—
China High Speed Transmission Equipment Group Co. Ltd.(a)(b)	256,000	144,728
Hangzhou Steam Turbine Co. Ltd., Class B	211,210	317,540
Harbin Electric Co. Ltd., Class H(a)	448,000	121,753

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) August 31, 2022	iShares® MSCI China Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
Sun King Technology Group Ltd.(a)	768,000	$217,974
Trony Solar Holdings Co. Ltd.(c)	216,000	—

		801,995

Electronic Equipment, Instruments & Components — 1.8%
Anxin-China Holdings Ltd.(c)	672,000	1
BOE Varitronix Ltd.	192,000	437,970
FIH Mobile Ltd. (a)	2,016,000	261,137
Hong Kong Aerospace Technology Group Ltd. (a)(b)	49,600	55,402
Truly International Holdings Ltd.	1,152,000	252,370

		1,006,880

Entertainment — 2.9%
Archosaur Games Inc.(a)(d)	128,000	63,385
CMGE Technology Group Ltd.(a)	704,000	173,697
DouYu International Holdings Ltd., ADR(a)(b)	91,520	137,280
Fire Rock Holdings Ltd.(a)(b)(c)	1,472,000	85,272
HUYA Inc., ADR(a)	52,480	172,659
iDreamSky Technology Holdings Ltd.(a)(d)	448,000	301,056
NetDragon Websoft Holdings Ltd.	160,000	348,123
Untrade SMI Holdings(c)	267,200	—
XD Inc.(a)	136,400	337,985

		1,619,457

Equity Real Estate Investment Trusts (REITs) — 0.8%
Yuexiu REIT	1,472,000	451,632

Food Products — 2.7%
Ausnutria Dairy Corp. Ltd.	234,000	188,125
China Modern Dairy Holdings Ltd.	1,984,000	262,463
China Youran Dairy Group Ltd.(a)(d)	480,000	145,320
COFCO Joycome Foods Ltd.	1,472,000	563,496
Zhou Hei Ya International Holdings Co. Ltd.(d)	608,000	303,749

		1,463,153

Gas Utilities — 0.5%
Towngas Smart Energy Co. Ltd.	608,000	266,728

Health Care Equipment & Supplies — 3.1%
AK Medical Holdings Ltd.(d)	362,000	313,862
Kangji Medical Holdings Ltd.	192,000	153,046
Lifetech Scientific Corp. (a)	2,368,000	772,236
Peijia Medical Ltd.(a)(d)	224,000	178,345
Untrade Hosa International Ltd.(c)	220,000	—
Venus MedTech Hangzhou Inc., Class H(a)(d)	160,000	278,469

		1,695,958

Health Care Providers & Services — 1.2%
China Resources Medical Holdings Co. Ltd.	528,000	313,235
IVD Medical Holding Ltd.(b)	256,000	77,769
New Horizon Health Ltd.(a)(d)	112,000	286,336

		677,340

Health Care Technology — 0.6%
Medlive Technology Co. Ltd.(d)	112,000	178,040
Yidu Tech Inc. (a)(d)	188,800	170,081

		348,121

Hotels, Restaurants & Leisure — 3.2%
China Travel International Investment Hong Kong Ltd.(a)	1,408,000	255,783
Haichang Ocean Park Holdings Ltd.(a)(b)(d)	896,000	875,268
Helens International Holdings Co. Ltd. (a)	160,000	247,147
Huangshan Tourism Development Co. Ltd., Class B	134,400	102,969
Nayuki Holdings Ltd.(a)	224,000	162,473
Xiabuxiabu Catering Management China Holdings Co. Ltd.(d)	320,000	150,670

		1,794,310

Security	Shares	Value

Household Durables — 1.8%
Konka Group Co. Ltd., Class B	428,800	$117,128
Q Technology Group Co. Ltd.(a)	288,000	158,255
Skyworth Group Ltd.	946,000	470,007
TCL Electronics Holdings Ltd.(b)	544,000	259,889

		1,005,279

Independent Power and Renewable Electricity Producers — 3.2%
Beijing Energy International Holding Co. Ltd.(a)	4,928,000	151,331
Beijing Jingneng Clean Energy Co. Ltd., Class H	896,000	187,899
Canvest Environmental Protection Group Co. Ltd.	320,000	191,835
CGN New Energy Holdings Co. Ltd.	832,000	318,913
China Datang Corp. Renewable Power Co. Ltd., Class H	1,440,000	360,615
China Everbright Greentech Ltd.(d)	384,000	80,111
Concord New Energy Group Ltd.	4,060,000	372,005
GCL New Energy Holdings Ltd.(a)	7,424,000	82,968

		1,745,677

Industrial Conglomerates — 0.7%
Shanghai Industrial Holdings Ltd.	282,000	392,012

Interactive Media & Services — 2.0%
Hello Group Inc., ADR	95,648	492,587
Meitu Inc.(a)(d)	1,408,000	149,688
Sohu.com Ltd., ADR(a)(b)	18,208	324,467
Tongdao Liepin Group(a)	115,200	143,740

		1,110,482

Internet & Direct Marketing Retail — 1.4%
Baozun Inc., ADR(a)	36,224	307,903
Dada Nexus Ltd., ADR(a)(b)	41,120	266,046
Maoyan Entertainment(a)(b)(d)	256,000	214,984

		788,933

IT Services — 3.2%
Chindata Group Holdings Ltd., ADR(a)	83,072	701,128
Digital China Holdings Ltd.	544,000	242,665
Kingsoft Cloud Holdings Ltd., ADR(a)	69,472	238,984
Vnet Group Inc., ADR(a)	63,232	338,291
Yeahka Ltd.(a)(b)	131,200	269,564

		1,790,632

Life Sciences Tools & Services — 0.2%
Viva Biotech Holdings(a)(d)	496,000	116,872

Machinery — 2.7%
China Yuchai International Ltd.	9,504	79,168
CIMC Enric Holdings Ltd.	458,000	489,197
First Tractor Co. Ltd., Class H	256,000	102,534
Guizhou Zhongyida Co. Ltd.(a)	227,200	122,240
Lonking Holdings Ltd.(b)	1,216,000	205,896
Shanghai Highly Group Co. Ltd., Class B	160,084	79,402
Shanghai Mechanical and Electrical Industry Co. Ltd., Class B	134,400	146,824
Shanghai New Power Automotive Technology Co. Ltd., Class B	211,265	101,600
Zhengzhou Coal Mining Machinery Group Co. Ltd., Class H	147,200	170,668

		1,497,529

Media — 0.5%
Joy Spreader Group Inc.(a)(b)	704,000	108,193
Mobvista Inc.(a)(d)	256,000	154,332

		262,525

Metals & Mining — 2.7%
China Metal Recycling Holdings Ltd.(c)	184,800	—
China Nonferrous Mining Corp Ltd.	832,000	355,715

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI China Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
China Oriental Group Co. Ltd.	704,000	$129,697
China Zhongwang Holdings Ltd.(a)(b)(c)	1,271,200	148,159
Jinchuan Group International Resources Co. Ltd.	1,984,000	214,103
Shougang Fushan Resources Group Ltd.	1,088,000	345,100
Tiangong International Co. Ltd.	896,000	300,490
Untrade Real Gold Mining(c)	126,000	—
Youyuan International Holdings Ltd.(b)(c)	120,000	1,192

		1,494,456

Oil, Gas & Consumable Fuels — 0.9%
AAG Energy Holdings Ltd.(d)	640,000	120,815
CGN Mining Co. Ltd.(a)(b)	1,280,000	166,766
Sinopec Kantons Holdings Ltd.	640,000	195,331

		482,912

Paper & Forest Products — 0.5%
China Forestry Holdings Co. Ltd.(c)	306,000	1
Lee & Man Paper Manufacturing Ltd.	832,000	298,663
Qunxing Paper Holdings Co. Ltd.(c)	148,000	—
Superb Summit International Group Ltd.(c)	2,975	—

		298,664

Pharmaceuticals — 5.2%
Antengene Corp. Ltd.(a)(d)	192,000	101,296
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	160,000	199,083
China Animal Healthcare Ltd.(c)	140,000	—
China Shineway Pharmaceutical Group Ltd.	192,000	147,280
Grand Pharmaceutical Group Ltd., Class A	672,000	358,768
Hua Han Health Industry Holdings Ltd.(b)(c)	505,580	1
Hua Medicine(a)(d)	432,000	217,121
Luye Pharma Group Ltd. (a)(b)(d)	1,120,000	323,276
Ocumension Therapeutics(a)(b)(d)	192,000	337,268
Shanghai Haixin Group Co., Class B	284,863	94,439
Sihuan Pharmaceutical Holdings Group Ltd.	2,400,000	304,354
SSY Group Ltd.	872,000	410,626
Tianjin Pharmaceutical Da Re Tang Group Corp Ltd., Class S(b)	124,800	132,249
Tong Ren Tang Technologies Co. Ltd., Class H	352,000	248,824

		2,874,585

Real Estate Management & Development — 14.1%
Agile Group Holdings Ltd.	746,000	261,249
C&D International Investment Group Ltd.	328,000	655,990
C&D Property Management Group Co. Ltd.	256,000	116,826
Central China Management Co. Ltd.	833,038	81,586
Central China New Life Ltd.	192,000	82,892
China Aoyuan Group Ltd.(a)(b)(c)	896,000	89,052
China Merchants Land Ltd.	768,000	60,506
China Overseas Grand Oceans Group Ltd.	1,088,000	513,661
China SCE Group Holdings Ltd.	1,120,800	93,833
China South City Holdings Ltd.	2,944,000	185,093
CIFI Ever Sunshine Services Group Ltd.	502,000	310,844
Colour Life Services Group Co. Ltd.(a)(b)(c)	320,000	16,711
Cosmopolitan International Holdings Ltd.(a)	1,024,000	134,205
Dexin China Holdings Co. Ltd.	512,000	129,815
Excellence Commercial Property & Facilities Management Group Ltd.(b)	224,000	93,131
Ganglong China Property Group Ltd.(a)(b)	320,000	166,084
Gemdale Properties & Investment Corp. Ltd.	3,712,000	316,295
Greenland Hong Kong Holdings Ltd.	544,000	56,617
Guangzhou R&F Properties Co. Ltd., Class H	1,062,400	219,745
Jiayuan International Group Ltd.(a)(b)	960,000	26,422
Kaisa Group Holdings Ltd.(a)(b)(c)	2,048,000	91,327

Security	Shares	Value

Real Estate Management & Development (continued)
KWG Group Holdings Ltd.	800,000	$143,929
KWG Living Group Holdings Ltd.	576,000	102,175
Midea Real Estate Holding Ltd.(d)	198,400	211,687
Nam Tai Property Inc.(a)(c)	12,672	38,519
Poly Property Group Co. Ltd.	1,056,000	214,639
Powerlong Commercial Management Holdings Ltd.	96,000	51,933
Powerlong Real Estate Holdings Ltd.	768,000	96,311
Radiance Holdings Group Co. Ltd.(b)	512,000	247,888
Redco Properties Group Ltd.(a)(b)(d)	576,000	130,574
Redsun Properties Group Ltd.(a)(b)	640,000	92,143
Road King Infrastructure Ltd.	146,000	76,360
Ronshine China Holdings Ltd.(a)	368,000	35,165
SCE Intelligent Commercial Management Holdings Ltd.	352,000	79,133
Shanghai Industrial Urban Development Group Ltd.	1,024,000	82,157
Shanghai Jinqiao Export Processing Zone Development Co. Ltd., Class B	169,600	165,203
Shenzhen Investment Ltd.	1,664,000	304,715
Shimao Services Holdings Ltd.(a)(d)	621,000	159,073
Shoucheng Holdings Ltd.	1,601,600	272,293
Shui On Land Ltd.	2,288,000	287,799
Sino-Ocean Group Holding Ltd.	1,936,000	282,574
Skyfame Realty Holdings Ltd.(a)	2,112,000	14,486
SOHO China Ltd.(a)	1,328,000	236,494
Sunac Services Holdings Ltd.(d)	672,000	202,621
Sunkwan Properties Group Ltd.(a)(b)	448,000	49,159
Yincheng International Holding Co. Ltd.(a)(b)	256,000	72,409
Yuexiu Services Group Ltd., NVS	240,000	97,892
Yuzhou Group Holdings Co. Ltd.	1,472,907	63,621
Zhenro Properties Group Ltd.(a)(b)	1,248,000	57,778
Zhongliang Holdings Group Co. Ltd.(b)	464,000	39,018
Zhuguang Holdings Group Co. Ltd.(a)	1,408,000	179,393

		7,789,025

Semiconductors & Semiconductor Equipment — 2.8%
JinkoSolar Holding Co. Ltd., ADR(a)(b)	25,760	1,568,011

Software — 2.8%
Agora Inc., ADR(a)	43,200	178,848
AsiaInfo Technologies Ltd.(d)	115,200	165,201
China Youzan Ltd.(a)	9,472,000	151,083
Inspur International Ltd.(a)	384,000	124,510
Newborn Town Inc.(a)	384,000	100,650
OneConnect Financial Technology Co. Ltd., ADR(a)	74,976	80,974
Tuya Inc.(a)(b)	123,808	163,427
Weimob Inc.(a)(d)	1,216,000	560,305

		1,524,998

Specialty Retail — 1.1%
Boshiwa International Holding Ltd.(c)	67,000	—
China Harmony Auto Holding Ltd.	496,000	130,312
GOME Retail Holdings Ltd.(a)(b)	8,544,000	266,329
Mulsanne Group Holding Ltd.(a)(d)	176,000	86,557
Pou Sheng International Holdings Ltd.	1,376,000	138,325

		621,523

Technology Hardware, Storage & Peripherals — 0.6%
Canaan Inc.(a)	100,128	351,449

Textiles, Apparel & Luxury Goods — 2.2%
361 Degrees International Ltd.(a)	544,000	277,973
China Lilang Ltd.	288,000	140,636
Fuguiniao Co. Ltd.(c)	43,200	—
Golden Solar New Energy Technology Holdings Ltd. (a)(b)	529,200	690,721

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) August 31, 2022	iShares® MSCI China Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
JNBY Design Ltd.	112,000	$121,878

		1,231,208

Trading Companies & Distributors — 0.4%
China Aircraft Leasing Group Holdings Ltd.	144,000	95,249
CITIC Resources Holdings Ltd.	1,728,000	108,233

		203,482

Transportation Infrastructure — 2.0%
Anhui Expressway Co. Ltd., Class H	270,000	195,999
COSCO SHIPPING International Hong Kong Co. Ltd.	384,000	108,556
Hainan Meilan International Airport Co. Ltd., Class H(a)(b)	136,000	320,217
Sichuan Expressway Co. Ltd., Class H	448,000	106,625
Tianjin Port Development Holdings Ltd.	1,152,000	86,428
Yuexiu Transport Infrastructure Ltd.	640,000	306,231

		1,124,056

Water Utilities — 1.1%
China Everbright Water Ltd.	524,800	103,188
China Water Affairs Group Ltd.	528,000	480,943

		584,131

Total Long-Term Investments — 99.5% (Cost: $77,809,875)		55,092,797

Short-Term Securities

Money Market Funds — 17.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(e)(f)(g)	9,609,632	9,612,515

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(e)(f)	60,000	$60,000

Total Short-Term Securities — 17.5% (Cost: $ 9,666,738)		9,672,515

Total Investments in Securities — 117.0% (Cost: $ 87,476,613)		64,765,312

Liabilities in Excess of Other Assets — (17.0)%		(9,427,786)

Net Assets — 100.0%		$55,337,526

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$22,118,371	$—		$(12,500,522)	(a)	$(7,439)	$2,105	$9,612,515	9,609,632	$632,120	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	50,000	10,000	(a)	—		—	—	60,000	60,000	292		—

						$(7,439)	$2,105	$9,672,515		$632,412		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI China Index	8	09/16/22	$195	$(16,870)

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI China Small-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$16,870	$—	$—	$—	$16,870

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$20,334	$—	$—	$—	$20,334

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(13,192)	$—	$—	$—	$(13,192)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$342,097

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$9,683,134	$44,887,559	$522,104	$55,092,797
Money Market Funds	9,672,515	—	—	9,672,515

	$19,355,649	$44,887,559	$522,104	$64,765,312

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(16,870)	$—	$(16,870)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments August 31, 2022	iShares® MSCI Indonesia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 4.8%
Astra International Tbk PT	45,623,230	$21,407,290

Banks — 42.1%
Bank Aladin Syariah Tbk PT(a)	9,755,000	1,107,440
Bank BTPN Syariah Tbk PT	9,112,400	1,815,911
Bank Bukopin Tbk PT(a)	25,517,500	314,617
Bank Central Asia Tbk PT	151,039,590	83,407,510
Bank Jago Tbk PT(a)	11,324,800	6,417,093
Bank Mandiri Persero Tbk PT	34,466,460	20,510,470
Bank Negara Indonesia Persero Tbk PT	25,322,458	14,524,096
Bank Neo Commerce Tbk PT(a)	7,400,600	609,740
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	17,731,976	1,660,418
Bank Pembangunan Daerah Jawa Timur Tbk PT	25,425,400	1,233,370
Bank Rakyat Indonesia Persero Tbk PT	180,437,854	52,693,086
Bank Tabungan Negara Persero Tbk PT	21,198,226	2,147,685

		186,441,436

Capital Markets — 0.6%
MNC Kapital Indonesia Tbk PT(a)	38,425,500	297,722
Pacific Strategic Financial Tbk PT(a)	29,109,200	2,343,641
Pool Advista Indonesia Tbk PT(a)(b)	7,126,300	—

		2,641,363

Chemicals — 1.6%
Barito Pacific Tbk PT	101,679,200	5,612,963
Surya Esa Perkasa Tbk PT	17,005,600	1,275,517

		6,888,480

Construction & Engineering — 1.1%
PP Persero Tbk PT(a)	17,661,222	1,200,086
Waskita Karya Persero Tbk PT(a)	58,940,319	2,239,562
Wijaya Karya Persero Tbk PT(a)	17,213,970	1,239,518

		4,679,166

Construction Materials — 2.7%
Berkah Beton Sadaya Tbk PT	10,397,800	3,201,478
Indocement Tunggal Prakarsa Tbk PT	5,802,644	3,690,205
Semen Indonesia Persero Tbk PT	10,987,555	4,879,137

		11,770,820

Consumer Finance — 0.3%
BFI Finance Indonesia Tbk PT	15,406,200	1,296,301

Diversified Telecommunication Services — 11.2%
Inovisi Infracom Tbk PT(b)	9,476,400	—
Link Net Tbk PT(a)	6,313,200	2,020,394
Sarana Menara Nusantara Tbk PT	62,755,000	5,246,461
Telkom Indonesia Persero Tbk PT	127,728,990	39,114,546
Tower Bersama Infrastructure Tbk PT	17,512,070	3,324,756

		49,706,157

Electronic Equipment, Instruments & Components — 0.4%
Erajaya Swasembada Tbk PT	46,855,100	1,539,331
Metrodata Electronics Tbk PT	7,429,700	350,398

		1,889,729

Food & Staples Retailing — 1.5%
Sumber Alfaria Trijaya Tbk PT	44,719,800	6,563,167

Food Products — 6.1%
Astra Agro Lestari Tbk PT	503,300	310,222
Charoen Pokphand Indonesia Tbk PT	26,155,925	10,353,112
Cisarua Mountain Dairy PT TBK	2,010,900	592,059
Indofood CBP Sukses Makmur Tbk PT	8,818,854	4,935,872

Security	Shares	Value

Food Products (continued)
Indofood Sukses Makmur Tbk PT	16,146,030	$6,773,507
Inti Agri Resources Tbk PT(a)(b)	190,840,700	—
Japfa Comfeed Indonesia Tbk PT	19,601,100	2,091,710
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	18,884,700	1,500,689
Sawit Sumbermas Sarana Tbk PT	5,648,600	534,939

		27,092,110

Gas Utilities — 1.2%
Perusahaan Gas Negara Tbk PT	44,141,207	5,461,014

Health Care Providers & Services — 0.7%
Medikaloka Hermina Tbk PT	12,650,800	1,271,426
Metro Healthcare Indonesia TBK PT(a)	38,554,300	1,241,634
Siloam International Hospitals Tbk PT	5,623,500	394,034

		2,907,094

Household Products — 1.9%
Unilever Indonesia Tbk PT	26,920,420	8,319,134

Insurance — 0.5%
Panin Financial Tbk PT	90,516,278	2,329,609

IT Services — 0.1%
M Cash Integrasi PT(a)	832,700	642,373

Marine — 0.3%
Trada Alam Minera Tbk PT(a)(b)	163,879,000	—
Transcoal Pacific Tbk PT	2,128,400	1,190,212

		1,190,212

Media — 0.8%
Media Nusantara Citra Tbk PT	26,747,500	1,647,272
MNC Vision Networks Tbk PT(a)	47,973,200	300,590
Surya Citra Media Tbk PT	99,897,100	1,520,101

		3,467,963

Metals & Mining — 4.7%
Adaro Minerals Indonesia Tbk PT(a)	19,998,800	2,306,402
Aneka Tambang Tbk	32,426,554	4,335,969
Bumi Resources Minerals Tbk PT(a)	94,888,900	1,585,477
Merdeka Copper Gold Tbk PT(a)	33,258,106	9,564,039
Timah Tbk PT	4,366,500	438,882
Vale Indonesia Tbk PT(a)	6,192,700	2,538,214

		20,768,983

Multiline Retail — 0.7%
Matahari Department Store Tbk PT	1,490,200	384,968
Mitra Adiperkasa Tbk PT(a)	41,861,300	2,844,270

		3,229,238

Oil, Gas & Consumable Fuels — 7.6%
Adaro Energy Indonesia Tbk PT	52,194,339	12,442,960
AKR Corporindo Tbk PT	45,393,800	3,668,722
Bukit Asam Tbk PT	16,193,000	4,633,299
Harum Energy Tbk PT	4,042,700	462,396
Indika Energy Tbk PT	4,021,900	776,979
Indo Tambangraya Megah Tbk PT	2,098,500	5,558,463
Medco Energi Internasional Tbk PT	41,670,286	2,415,380
Sekawan Intipratama Tbk PT(b)	30,572,100	—
Sugih Energy Tbk PT(a)(b)	39,886,700	—
United Tractors Tbk PT	1,587,496	3,614,834

		33,573,033

Paper & Forest Products — 1.7%
Indah Kiat Pulp & Paper Tbk PT	10,138,000	5,678,784

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Indonesia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Paper & Forest Products (continued)
Pabrik Kertas Tjiwi Kimia Tbk PT	4,488,800	$2,046,915

		7,725,699

Personal Products — 0.4%
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	34,302,937	1,640,902

Pharmaceuticals — 2.0%
Kalbe Farma Tbk PT	77,513,085	8,765,095

Real Estate Management & Development — 2.3%
Bumi Serpong Damai Tbk PT(a)	34,675,722	2,146,459
Ciputra Development Tbk PT	41,160,013	2,634,463
Hanson International Tbk PT(a)(b)	372,896,535	1
Lippo Karawaci Tbk PT(a)	133,861,542	1,036,608
Pakuwon Jati Tbk PT	79,392,877	2,587,806
Rimo International Lestari Tbk PT(a)(b)	54,096,000	—
Summarecon Agung Tbk PT	47,693,186	1,923,919

		10,329,256

Road & Rail — 0.1%
Adi Sarana Armada Tbk PT(a)	2,828,100	277,801

Software — 0.1%
Digital Mediatama Maxima Tbk PT(a)	3,614,300	334,930

Specialty Retail — 0.3%
Ace Hardware Indonesia Tbk PT	30,935,279	1,500,650

Tobacco — 0.6%
Gudang Garam Tbk PT	1,800,242	2,878,749

Transportation Infrastructure — 0.5%
Jasa Marga Persero Tbk PT(a)	9,785,008	2,266,385

Security	Shares	Value

Wireless Telecommunication Services — 0.9%
Smartfren Telecom Tbk PT(a)	208,497,600	$1,390,806
XL Axiata Tbk PT	15,878,600	2,811,568

		4,202,374

Total Long-Term Investments — 99.8% (Cost: $533,347,273)		442,186,513

Short-Term Securities

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(c)(d)	260,000	260,000

Total Short-Term Securities — 0.0% (Cost: $260,000)		260,000

Total Investments in Securities — 99.8% (Cost: $533,607,273)		442,446,513

Other Assets Less Liabilities — 0.2%		734,233

Net Assets — 100.0%		$443,180,746

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$20,000	$240,000	(a)	$—	$—	$—	$260,000	260,000	$2,431	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	18	09/16/22	$884	$(6,758)

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Indonesia ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$6,758	$—	$—	$—	$6,758

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(271,380)	$—	$—	$—	$(271,380)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(7,104)	$—	$—	$—	$(7,104)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$939,760

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$35,274,175	$406,912,337	$1	$442,186,513
Money Market Funds	260,000	—	—	260,000

	$35,534,175	$406,912,337	$1	$442,446,513

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(6,758)	$—	$—	$(6,758)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI Peru ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 26.3%
Banco BBVA Peru SA	7,466,789	$2,795,096
Banco de Credito del Peru S.A., Class C	81,082	56,488
Credicorp Ltd.	221,858	28,595,278
Intercorp Financial Services Inc.	98,689	2,127,735

		33,574,597

Construction & Engineering — 1.4%
Aenza SAA(a)	7,953,697	1,757,472

Construction Materials — 5.3%
Cementos Pacasmayo SAA(a)	2,721,117	2,758,749
Unacem Corp. SAA	9,444,947	4,051,202

		6,809,951

Electric Utilities — 2.2%
Interconexion Electrica SA ESP	648,742	2,807,944

Food & Staples Retailing — 2.6%
InRetail Peru Corp.(b)	109,073	3,376,900

Food Products — 5.4%
Alicorp SAA	3,840,774	5,391,541
Casa Grande SAA	671,636	1,501,526

		6,893,067

Metals & Mining — 43.2%
Cia. de Minas Buenaventura SAA, ADR	1,091,051	5,804,391
Corp. Aceros Arequipa SA, NVS	3,757,852	1,367,628
Fortuna Silver Mines Inc.(a)	1,181,455	2,734,704

Security	Shares	Value

Metals & Mining (continued)
Hochschild Mining PLC	3,569,440	$2,687,450
MMG Ltd.(a)	10,088,000	2,759,678
Pan American Silver Corp.	178,010	2,648,430
Sociedad Minera Cerro Verde SAA	173,174	4,933,727
Southern Copper Corp.	543,664	25,590,265
Volcan Cia. Minera SAA, Class B, NVS(a)	26,341,623	3,697,743
Wheaton Precious Metals Corp.	93,421	2,851,675

		55,075,691

Multiline Retail — 2.6%
Falabella SA	1,384,200	3,261,847

Oil, Gas & Consumable Fuels — 3.7%
PetroTal Corp.(a)	8,308,937	4,652,503

Real Estate Management & Development — 2.6%
Parque Arauco SA	3,117,966	3,296,434

Trading Companies & Distributors — 4.3%
Ferreycorp SAA	9,808,181	5,507,349

Total Investments in Securities — 99.6% (Cost: $185,145,539)		127,013,755

Other Assets Less Liabilities — 0.4%		516,248

Net Assets — 100.0%		$127,530,003

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$540,000	$—	$(540,000	)(b)	$—	$—	$—	—	$1,819	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	4	09/16/22	$196	$(5,176)

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Peru ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$5,176	$—	$—	$—	$5,176

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(168,991)	$—	$—	$—	$(168,991)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(12,465)	$—	$—	$—	$(12,465)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$970,834

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$121,566,627	$5,447,128	$—	$127,013,755

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(5,176)	$—	$—	$(5,176)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI Philippines ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.2%
Cebu Air Inc.(a)	256,840	$188,065

Banks — 16.4%
Bank of the Philippine Islands	2,976,755	5,025,919
BDO Unibank Inc.	3,377,004	7,722,015
Metropolitan Bank & Trust Co.	3,940,804	3,683,192
Security Bank Corp.	887,510	1,418,692

		17,849,818

Chemicals — 1.0%
D&L Industries Inc.	7,801,900	1,047,551

Diversified Financial Services — 1.7%
Metro Pacific Investments Corp.	27,414,050	1,819,048

Diversified Telecommunication Services — 1.1%
Converge Information and Communications Technology Solutions Inc.(a)	3,815,500	1,176,518

Electric Utilities — 2.8%
Manila Electric Co.	505,650	2,708,086
Synergy Grid & Development Phils Inc.	1,632,900	400,670

		3,108,756

Equity Real Estate Investment Trusts (REITs) — 1.2%
AREIT Inc.	359,300	245,798
Filinvest REIT Corp.	4,138,900	463,898
MREIT Inc.	1,258,400	344,610
RL Commercial REIT Inc.	2,094,000	228,807

		1,283,113

Food & Staples Retailing — 2.8%
Cosco Capital Inc.	8,623,600	662,350
Puregold Price Club Inc.	2,294,560	1,397,294
Robinsons Retail Holdings Inc.	910,690	973,046

		3,032,690

Food Products — 6.7%
Century Pacific Food Inc.	2,477,600	1,094,194
Monde Nissin Corp.(a)(b)	11,039,500	3,239,920
Universal Robina Corp.	1,367,848	2,968,871

		7,302,985

Hotels, Restaurants & Leisure — 5.0%
Bloomberry Resorts Corp.(a)	11,012,765	1,387,739
Jollibee Foods Corp.	964,011	4,108,886

		5,496,625

Independent Power and Renewable Electricity Producers — 2.0%
ACEN Corp.	16,525,428	2,200,717

Industrial Conglomerates — 23.4%
Aboitiz Equity Ventures Inc.	3,660,347	3,650,783
Alliance Global Group Inc.	8,032,339	1,434,424
Ayala Corp.	436,558	5,440,172
DMCI Holdings Inc.	9,196,600	1,553,795

Security	Shares	Value

Industrial Conglomerates (continued)
GT Capital Holdings Inc.	217,966	$1,866,854
JG Summit Holdings Inc.	5,103,931	4,641,290
LT Group Inc.	4,451,300	698,814
SM Investments Corp.	418,766	6,181,382

		25,467,514

Oil, Gas & Consumable Fuels — 1.3%
Semirara Mining & Power Corp.	1,890,100	1,382,476

Real Estate Management & Development — 20.8%
Ayala Land Inc.	13,129,150	6,664,780
Megaworld Corp.	28,372,960	1,259,512
Robinsons Land Corp.	1,764,906	589,313
SM Prime Holdings Inc.	20,406,235	13,717,524
Vista Land & Lifescapes Inc.	12,171,900	436,344

		22,667,473

Specialty Retail — 2.1%
AllHome Corp.	4,599,300	361,548
Wilcon Depot Inc.	3,685,200	1,965,484

		2,327,032

Transportation Infrastructure — 4.5%
International Container Terminal Services Inc.	1,520,883	4,898,250

Water Utilities — 0.3%
Manila Water Co. Inc.	1,128,729	311,018

Wireless Telecommunication Services — 6.3%
Globe Telecom Inc.	60,890	2,271,899
PLDT Inc.	154,344	4,600,637

		6,872,536

Total Long-Term Investments — 99.6% (Cost: $148,318,878)		108,432,185

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(c)(d)	170,000	170,000

Total Short-Term Securities — 0.2% (Cost: $170,000)		170,000

Total Investments in Securities — 99.8% (Cost: $148,488,878)		108,602,185

Other Assets Less Liabilities — 0.2%		215,882

Net Assets — 100.0%		$108,818,067

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Philippines ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$140,000	$30,000	(a)	$—	$—	$—	$170,000	170,000	$651	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	7	09/16/22	$344	$(4,160)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$4,160	$—	$—	$—	$4,160

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(16,044)	$—	$—	$—	$(16,044)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(9,207)	$—	$—	$—	$(9,207)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$296,599

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Philippines ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$4,032,724	$104,399,461	$—	$108,432,185
Money Market Funds	170,000	—	—	170,000

	$4,202,724	$104,399,461	$—	$108,602,185

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(4,160)	$—	$—	$(4,160)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments August 31, 2022	iShares® MSCI Poland ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 24.5%
Alior Bank SA(a)	209,599	$1,157,330
Bank Handlowy w Warszawie SA	132,238	1,668,857
Bank Millennium SA(a)	2,060,829	1,656,288
Bank Polska Kasa Opieki SA	532,362	7,364,754
mBank SA(a)(b)	48,800	2,241,927
Powszechna Kasa Oszczednosci Bank Polski SA	2,581,644	12,878,639
Santander Bank Polska SA	108,562	4,933,010

		31,900,805

Capital Markets — 1.1%
Warsaw Stock Exchange	123,976	906,673
XTB SA(b)(c)	125,240	581,433

		1,488,106

Chemicals — 1.7%
Ciech SA(a)	131,152	892,582
Grupa Azoty SA(a)	197,973	1,370,255

		2,262,837

Construction & Engineering — 1.9%
Budimex SA	45,006	2,418,466

Consumer Finance — 2.8%
KRUK SA	57,499	3,696,980

Diversified Telecommunication Services — 2.2%
Orange Polska SA(b)	2,230,921	2,842,977

Electric Utilities — 6.2%
Enea SA(a)	1,071,753	1,724,439
PGE Polska Grupa Energetyczna SA(a)	2,968,391	4,524,886
Tauron Polska Energia SA(a)(b)	3,873,123	1,897,616

		8,146,941

Entertainment — 2.8%
CD Projekt SA(b)	201,443	3,592,342

Food & Staples Retailing — 8.7%
Dino Polska SA(a)(c)	142,530	10,398,068
Eurocash SA(a)	368,425	901,940

		11,300,008

Health Care Providers & Services — 1.1%
Neuca SA	8,906	1,398,432

Hotels, Restaurants & Leisure — 1.0%
AmRest Holdings SE(a)(b)	314,903	1,328,221

Insurance — 8.1%
Powszechny Zaklad Ubezpieczen SA	1,761,425	10,543,586

Internet & Direct Marketing Retail — 4.2%
Allegro.eu SA (a)(b)(c)	1,042,039	5,465,686

Security	Shares	Value

Media — 2.6%
Cyfrowy Polsat SA	838,334	$3,457,523

Metals & Mining — 5.7%
Jastrzebska Spolka Weglowa SA(a)	192,171	1,941,212
KGHM Polska Miedz SA	295,541	5,538,256

		7,479,468

Oil, Gas & Consumable Fuels — 16.7%
Polski Koncern Naftowy ORLEN SA	1,240,375	16,065,606
Polskie Gornictwo Naftowe i Gazownictwo SA(a)	4,809,038	5,712,793

		21,778,399

Professional Services — 0.4%
Grupa Pracuj SA(a)	51,756	539,584

Software — 3.1%
Asseco Poland SA(b)	202,090	3,080,882
LiveChat Software SA(b)	41,986	930,838

		4,011,720

Textiles, Apparel & Luxury Goods — 5.1%
CCC SA(a)(b)	132,685	1,064,120
LPP SA	3,105	5,590,933

		6,655,053

Total Long-Term Investments — 99.9% (Cost: $272,858,986)		130,307,134

Short-Term Securities

Money Market Funds — 5.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(d)(e)(f)	5,615,606	5,617,290
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(d)(e)	1,140,000	1,140,000

Total Short-Term Securities — 5.2% (Cost: $6,753,677)		6,757,290

Total Investments in Securities — 105.1% (Cost: $279,612,663)		137,064,424

Liabilities in Excess of Other Assets — (5.1)%		(6,691,812)

Net Assets — 100.0%		$130,372,612

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Poland ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$13,507,125	$—	$(7,881,635	)(a)	$(10,464)	$2,264	$5,617,290	5,615,606	$223,802	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	2,310,000	—	(1,170,000)	(a)	—	—	1,140,000	1,140,000	8,128		—

					$(10,464)	$2,264	$6,757,290		$231,930		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	2	09/16/22	$98	$(439)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$439	$—	$—	$—	$439

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(240,116)	$—	$—	$—	$(240,116)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$13,194	$—	$—	$—	$13,194

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$809,524

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Poland ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$3,450,287	$126,856,847	$—	$130,307,134
Money Market Funds	6,757,290	—	—	6,757,290

	$10,207,577	$126,856,847	$—	$137,064,424

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(439)	$—	$—	$(439)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI Qatar ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.9%
Gulf Warehousing Co.	686,311	$890,320

Banks — 49.6%
Commercial Bank PSQC (The)	2,137,334	4,246,701
Doha Bank QPSC	2,416,527	1,654,414
Masraf Al Rayan QSC	3,464,614	4,249,399
Qatar First Bank(a)	2,195,250	789,753
Qatar International Islamic Bank QSC	1,010,426	3,264,732
Qatar Islamic Bank SAQ	1,853,558	12,876,269
Qatar National Bank QPSC	3,686,901	20,641,741

		47,723,009

Chemicals — 4.1%
Mesaieed Petrochemical Holding Co.	5,551,783	3,916,177

Construction Materials — 1.6%
Qatar National Cement Co. QSC	697,477	938,913
Qatari Investors Group QSC	1,120,414	618,366

		1,557,279

Diversified Financial Services — 0.7%
Salam International Investment Ltd. QSC(a)	2,816,383	679,761

Diversified Telecommunication Services — 3.0%
Ooredoo QPSC	1,156,380	2,852,583

Energy Equipment & Services — 1.2%
Gulf International Services QSC(a)	2,028,734	1,158,522

Food & Staples Retailing — 1.1%
Al Meera Consumer Goods Co. QSC	206,871	1,026,810

Food Products — 0.9%
Baladna	1,971,036	899,613

Health Care Providers & Services — 0.8%
Medicare Group	374,981	760,689

Industrial Conglomerates — 11.6%
Aamal Co.	3,730,751	1,189,464
Industries Qatar QSC	1,687,342	8,303,102
Mannai Corp. QSC	286,213	948,265
Qatar Industrial Manufacturing Co. QSC	787,371	729,693

		11,170,524

Insurance — 1.7%
Qatar Insurance Co. SAQ	2,558,597	1,611,645

Security	Shares	Value

Marine — 2.6%
Qatar Navigation QSC	822,897	$2,488,241

Metals & Mining — 2.1%
Qatar Aluminum Manufacturing Co.	3,996,998	2,035,544

Multi-Utilities — 3.2%
Qatar Electricity & Water Co. QSC	602,444	3,093,359

Oil, Gas & Consumable Fuels — 7.3%
Qatar Fuel QSC	651,232	3,363,332
Qatar Gas Transport Co. Ltd.	3,364,570	3,650,180

		7,013,512

Real Estate Management & Development — 6.0%
Barwa Real Estate Co.	2,733,918	2,731,554
Ezdan Holding Group QSC(a)	2,822,484	1,049,475
Mazaya Real Estate Development QPSC(a)	2,364,812	566,200
United Development Co. QSC	3,213,742	1,396,957

		5,744,186

Wireless Telecommunication Services — 1.4%
Vodafone Qatar QSC	3,062,468	1,366,616

Total Long-Term Investments — 99.8% (Cost: $63,666,637)		95,988,390

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(b)(c)	50,000	50,000

Total Short-Term Securities — 0.1% (Cost: $50,000)		50,000

Total Investments in Securities — 99.9% (Cost: $63,716,637)		96,038,390

Other Assets Less Liabilities — 0.1%		114,662

Net Assets — 100.0%		$ 96,153,052

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$20,000	$30,000	(a)	$ —	$—	$—	$50,000	50,000	$518	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Qatar ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	2	09/16/22	$98	$(675)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$675	$—	$—	$—	$675

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(12,875)	$—	$—	$—	$(12,875)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$ (503)	$—	$—	$—	$(503)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$161,296

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$19,365,231	$76,623,159	$—	$95,988,390
Money Market Funds	50,000	—	—	50,000

	$19,415,231	$76,623,159	$—	$96,038,390

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(675)	$—	$—	$(675)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI Saudi Arabia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 43.7%
Al Rajhi Bank	6,606,541	$158,159,173
Alinma Bank	3,573,598	36,003,147
Arab National Bank	2,297,410	18,314,116
Bank AlBilad(a)	1,826,199	24,536,766
Bank Al-Jazira	1,644,376	10,267,579
Banque Saudi Fransi	2,182,091	28,796,040
Riyad Bank	4,858,005	45,748,478
Saudi British Bank (The)	3,171,580	33,643,868
Saudi Investment Bank (The)	738,147	3,924,637
Saudi National Bank (The)	7,357,605	136,438,411

		495,832,215

Building Products — 0.2%
Saudi Ceramic Co.	239,835	2,754,402

Capital Markets — 0.1%
Saudi Tadawul Group Holding Co.	21,855	1,320,281

Chemicals — 14.3%
Advanced Petrochemical Co.	547,193	7,259,376
Alujain Corp.	111,032	1,840,215
Methanol Chemicals Co.(a)	58,875	582,412
National Industrialization Co.(a)	1,485,773	6,267,416
SABIC Agri-Nutrients Co.	633,523	29,245,880
Sahara International Petrochemical Co.	1,374,867	17,365,559
Saudi Basic Industries Corp.	2,977,066	79,086,458
Saudi Industrial Investment Group	1,128,564	7,654,157
Saudi Kayan Petrochemical Co.(a)	1,555,918	6,050,588
Yanbu National Petrochemical Co.	576,580	7,661,781

		163,013,842

Commercial Services & Supplies — 0.3%
Saudi Airlines Catering Co.(a)	191,799	3,859,628

Construction Materials — 3.1%
Arabian Cement Co./Saudi Arabia	278,482	2,928,035
City Cement Co.	371,593	2,388,441
Eastern Province Cement Co.	238,914	2,789,513
Najran Cement Co.	533,635	1,978,164
Northern Region Cement Co.	599,904	1,917,622
Qassim Cement Co. (The)	214,063	4,567,133
Riyadh Cement Co.	84,967	811,470
Saudi Cement Co.	348,182	5,142,025
Southern Province Cement Co.	301,049	4,645,142
Yamama Cement Co.(a)	490,701	3,850,650
Yanbu Cement Co.	376,735	3,992,249

		35,010,444

Consumer Finance — 0.0%
Nayifat Finance Co.	86,067	608,323

Diversified Consumer Services — 0.1%
Ataa Educational Co.	47,289	698,659
National Co. for Learning & Education Ltd.	47,289	733,406

		1,432,065

Diversified Telecommunication Services — 4.5%
Saudi Telecom Co.	4,632,951	51,437,381

Electric Utilities — 1.8%
Saudi Electricity Co.	3,144,179	21,046,704

Equity Real Estate Investment Trusts (REITs) — 0.2%
Jadwa REIT Saudi Fund	513,060	1,799,273

Security	Shares	Value

Food & Staples Retailing — 0.7%
Abdullah Al Othaim Markets Co.	202,362	$6,890,738
Almunajem Foods Co.	34,961	645,865

		7,536,603

Food Products — 3.0%
Al Jouf Agricultural Development Co.	50,809	667,037
Almarai Co. JSC	992,831	13,973,260
Halwani Brothers Co.	45,423	856,945
National Agriculture Development Co. (The)(a)	286,237	2,334,135
Saudi Fisheries Co.(a)	66,139	636,215
Saudia Dairy & Foodstuff Co.	80,650	4,263,952
Savola Group (The)	1,085,286	9,401,289
Sinad Holding Co.(a)	459,220	1,948,287

		34,081,120

Gas Utilities — 0.3%
National Gas & Industrialization Co.	231,542	3,583,186

Health Care Providers & Services — 3.6%
Al Hammadi Holding	443,092	5,267,132
Dallah Healthcare Co.	182,293	5,725,826
Dr Sulaiman Al Habib Medical Services Group Co.	201,465	10,704,303
Middle East Healthcare Co.(a)	215,670	1,863,502
Mouwasat Medical Services Co.	199,420	12,780,865
National Medical Care Co.	138,691	2,314,821
Saudi Chemical Co. Holding	260,627	2,026,650

		40,683,099

Hotels, Restaurants & Leisure — 0.8%
Dur Hospitality Co.(a)	271,743	1,665,761
Herfy Food Services Co.(a)	140,299	1,637,272
Leejam Sports Co. JSC	120,260	2,674,136
Seera Group Holding(a)	718,618	3,431,084

		9,408,253

Independent Power and Renewable Electricity Producers — 0.6%
ACWA Power Co.	151,488	7,040,052

Industrial Conglomerates — 0.1%
Astra Industrial Group	68,979	946,817

Insurance — 1.7%
Al Rajhi Co. for Co-operative Insurance(a)	103,021	2,740,649
Bupa Arabia for Cooperative Insurance Co.	247,713	10,833,737
Co. for Cooperative Insurance (The)(a)	287,627	5,799,914

		19,374,300

IT Services — 0.2%
Al Moammar Information Systems Co.	29,137	795,306
Elm Co.	15,440	1,409,265

		2,204,571

Media — 0.8%
Arabian Contracting Services Co.	23,460	677,133
Saudi Research & Media Group(a)	150,968	8,462,388

		9,139,521

Metals & Mining — 4.7%
Saudi Arabian Mining Co.(a)	2,709,225	53,457,987

Oil, Gas & Consumable Fuels — 8.0%
Aldrees Petroleum and Transport Services Co.	191,767	3,566,168
Rabigh Refining & Petrochemical Co.(a)	1,827,068	8,403,959
Saudi Arabia Refineries Co.	22,710	638,008
Saudi Arabian Oil Co.(b)	7,807,585	77,771,226

		90,379,361

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Saudi Arabia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Paper & Forest Products — 0.1%
Middle East Paper Co.	42,944	$675,026

Pharmaceuticals — 0.2%
Saudi Pharmaceutical Industries & Medical
Appliances Corp.	313,654	2,330,904

Professional Services — 0.2%
Maharah Human Resources Co.	105,330	1,831,421

Real Estate Management & Development — 1.8%
Arriyadh Development Co.	494,707	2,992,155
Dar Al Arkan Real Estate Development Co.(a)	2,307,694	8,652,193
Emaar Economic City(a)	1,894,652	5,076,906
Saudi Real Estate Co.(a)	889,196	3,288,462

		20,009,716

Road & Rail — 0.4%
Saudi Public Transport Co.(a)	402,087	1,833,783
Theeb Rent A Car Co.	40,126	712,607
United International Transportation Co.	211,784	2,597,546

		5,143,936

Specialty Retail — 1.7%
Fawaz Abdulaziz Al Hokair & Co.(a)	225,459	1,328,254
Jarir Marketing Co.	241,406	11,022,042
Saudi Automotive Services Co.	75,866	683,293
Saudi Co. For Hardware CJSC(a)	118,774	1,136,206
United Electronics Co.	153,772	4,886,165

		19,055,960

Thrifts & Mortgage Finance — 0.1%
Amlak International for Real Estate Finance Co.	127,740	624,195

Transportation Infrastructure — 0.4%
Saudi Ground Services Co.(a)	436,239	3,411,099
Saudi Industrial Services Co.	130,238	844,678

		4,255,777

Security	Shares	Value

Water Utilities — 0.1%
AlKhorayef Water & Power Technologies Co.	27,920	$933,715

Wireless Telecommunication Services — 1.8%
Etihad Etisalat Co.	1,483,072	14,425,138
Mobile Telecommunications Co.(a)	1,981,408	6,088,275

		20,513,413

Total Long-Term Investments — 99.6% (Cost: $774,956,907)		1,131,323,491

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(c)(d)	3,600,000	3,600,000

Total Short-Term Securities — 0.3% (Cost: $3,600,000)		3,600,000

Total Investments in Securities — 99.9% (Cost: $778,556,907)		1,134,923,491

Other Assets Less Liabilities — 0.1%		679,476

Net Assets — 100.0%		$1,135,602,967

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$3,190,000	$410,000	(a)	$—	$—	$—	$3,600,000	3,600,000	$15,281	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	65	09/16/22	$3,191	$10,599

58	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Saudi Arabia ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$10,599	$—	$—	$—	$10,599

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(760,338)	$—	$—	$—	$(760,338)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$ (36,035)	$—	$—	$—	$(36,035)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$2,904,964

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$18,952,989	$1,112,370,502	$—	$1,131,323,491
Money Market Funds	3,600,000	—	—	3,600,000

	$22,552,989	$1,112,370,502	$—	$1,134,923,491

Derivative financial instruments(a)
Assets
Futures Contracts	$10,599	$—	$—	$ 10,599

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments August 31, 2022	iShares® MSCI UAE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 1.8%
Aramex PJSC	648,224	$688,267

Airlines — 3.1%
Air Arabia PJSC	1,933,799	1,166,195

Banks — 39.9%
Abu Dhabi Commercial Bank PJSC	676,454	1,668,747
Abu Dhabi Islamic Bank PJSC	713,204	1,715,635
Dubai Islamic Bank PJSC	1,034,223	1,644,889
Emirates NBD Bank PJSC	473,551	1,717,896
First Abu Dhabi Bank PJSC	1,617,874	8,402,350

		15,149,517

Building Products — 2.2%
National Central Cooling Co. PJSC	266,895	207,814
Ras Al Khaimah Ceramics	763,835	612,748

		820,562

Capital Markets — 2.3%
Dubai Financial Market PJSC	1,461,910	709,252
SHUAA Capital PSC(a)	1,390,002	181,434

		890,686

Construction & Engineering — 0.2%
Arabtec Holding PJSC(a)(b)	2,433,366	7
Drake & Scull International PJSC(a)(b)	2,972,998	59,895

		59,902

Diversified Financial Services — 2.7%
Al Waha Capital PJSC	1,459,276	539,857
Amanat Holdings PJSC	1,563,295	424,806
Gulf General Investment Co.(a)(b)	7,295,803	59,092

		1,023,755

Diversified Telecommunication Services — 24.1%
Al Yah Satellite Communications Co.	1,159,914	858,894
Emirates Telecommunications Group Co. PJSC	1,186,754	8,309,960

		9,168,854

Energy Equipment & Services — 0.1%
Lamprell PLC(a)	326,153	33,342

Food Products — 1.7%
Agthia Group PJSC	487,722	663,911

Health Care Providers & Services — 0.0%
NMC Health PLC, NVS(b)	112,588	1

Security	Shares	Value

Industrial Conglomerates — 3.1%
Dubai Investments PJSC	1,780,564	$1,185,554

Oil, Gas & Consumable Fuels — 2.3%
Dana Gas PJSC	3,250,685	861,103

Real Estate Management & Development — 11.6%
Aldar Properties PJSC	1,323,843	1,733,734
Deyaar Development PJSC(a)	459,774	68,042
Emaar Development PJSC(a)	6,238	8,142
Emaar Properties PJSC	1,076,292	1,829,118
Eshraq Investments PJSC(a)	1,091,718	178,425
RAK Properties PJSC(a)	1,539,297	330,328
Union Properties PJSC(a)	3,295,878	237,354

		4,385,143

Specialty Retail — 4.4%
Abu Dhabi National Oil Co. for Distribution PJSC	1,379,537	1,666,888

Thrifts & Mortgage Finance — 0.4%
Amlak Finance PJSC(a)	924,757	166,319

Total Long-Term Investments — 99.9% (Cost: $34,020,158)		37,929,999

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(c)(d)	80,000	80,000

Total Short-Term Securities — 0.2% (Cost: $80,000)		80,000

Total Investments in Securities — 100.1% (Cost: $34,100,158)		38,009,999

Liabilities in Excess of Other Assets — (0.1)%		(43,515)

Net Assets — 100.0%		$37,966,484

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$ 70,000	$ 10,000(a)	$ —	$—	$—	$80,000	80,000	$340	$—

(a)	Represents net amount purchased (sold).

60	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI UAE ETF

Derivative Financial Instruments Outstanding as of Period End Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	2	09/16/22	$98	$(2,635)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$2,635	$—	$—	$—	$2,635

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(25,263)	$—	$—	$—	$(25,263)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(2,635)	$—	$—	$—	$(2,635)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$65,150

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$10,764,397	$27,046,607	$118,995	$37,929,999
Money Market Funds	80,000	—	—	80,000

	$10,844,397	$27,046,607	$118,995	$38,009,999

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(2,635)	$—	$—	$(2,635)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	61

Statements of Assets and Liabilities

August 31, 2022

	iShares MSCI Brazil Small-Cap ETF	iShares MSCI China ETF	iShares MSCI China Small-Cap ETF	iShares MSCI Indonesia ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$82,101,570	$7,821,177,135	$55,092,797	$442,186,513
Investments, at value — affiliated(c)	40,000	218,266,965	9,672,515	260,000
Cash	6,756	7,772	6,327	1,212
Foreign currency, at value(d)	452,021	29,660,724	123,048	862,614
Cash pledged for futures contracts	61,000	3,461,000	—	39,000
Receivables:
Investments sold	9,572,599	78,723,866	555,139	3,236,799
Securities lending income — affiliated	—	190,856	54,557	—
Variation margin on futures contracts	—	404,695	3,110	2,521
Dividends — unaffiliated	367,749	3,790,159	108,973	55,314
Dividends — affiliated	85	10,924	102	593

Total assets	92,601,780	8,155,694,096	65,616,568	446,644,566

LIABILITIES
Collateral on securities loaned, at value	—	210,821,019	9,618,380	—
Payables:
Investments purchased	—	99,909,482	632,854	3,242,780
Variation margin on futures contracts	13,418	—	—	—
Capital shares redeemed	9,676,799	—	—	—
Investment advisory fees	46,471	3,897,253	27,808	221,040

Total liabilities	9,736,688	314,627,754	10,279,042	3,463,820

NET ASSETS	$82,865,092	$7,841,066,342	$55,337,526	$443,180,746

NET ASSETS CONSIST OF
Paid-in capital	$146,102,769	$9,934,884,156	$97,451,201	$707,950,979
Accumulated loss	(63,237,677)	(2,093,817,814)	(42,113,675)	(264,770,233)

NET ASSETS	$82,865,092	$7,841,066,342	$55,337,526	$443,180,746

NET ASSET VALUE
Shares outstanding	6,100,000	157,400,000	1,600,000	18,500,000

Net asset value	$13.58	$49.82	$34.59	$23.96

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$74,397,677	$8,748,060,300	$77,809,875	$533,347,273
(b) Securities loaned, at value	$—	$199,939,484	$8,604,074	$—
(c) Investments, at cost — affiliated	$40,000	$218,124,339	$9,666,738	$260,000
(d) Foreign currency, at cost	$461,526	$29,650,221	$123,129	$862,268

See notes to financial statements.

62	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

August 31, 2022

	iShares MSCI Peru ETF	iShares MSCI Philippines ETF	iShares MSCI Poland ETF	iShares MSCI Qatar ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$127,013,755	$108,432,185	$130,307,134	$95,988,390
Investments, at value — affiliated(c)	—	170,000	6,757,290	50,000
Cash	356,733	8,608	6,752	1,217
Foreign currency, at value(d)	46,619	109,814	1,426,435	25,167
Cash pledged for futures contracts	16,000	16,000	13,000	—
Receivables:
Investments sold	4,576,330	1,283,265	2,768,929	477,055
Securities lending income — affiliated	—	—	7,725	—
Variation margin on futures contracts	1,031	980	2,148	—
Capital shares sold	—	14,113	—	—
Dividends — unaffiliated	70,435	240,210	559,766	33,211
Dividends — affiliated	558	339	2,182	105
Tax reclaims	—	—	171,249	—
Other assets	109,399	—	—	—

Total assets	132,190,860	110,275,514	142,022,610	96,575,145

LIABILITIES
Collateral on securities loaned, at value	—	—	5,621,382	—
Payables:
Investments purchased	4,596,828	1,404,357	2,958,405	372,428
Variation margin on futures contracts	—	—	—	675
Investment advisory fees	64,029	53,090	73,641	48,990
Professional fees	—	—	22,667	—
IRS compliance fee for foreign withholding tax claims	—	—	2,973,903	—

Total liabilities	4,660,857	1,457,447	11,649,998	422,093

NET ASSETS	$127,530,003	$108,818,067	$130,372,612	$96,153,052

NET ASSETS CONSIST OF
Paid-in capital	$351,607,083	$217,452,396	$411,738,235	$89,125,592
Accumulated earnings (loss)	(224,077,080)	(108,634,329)	(281,365,623)	7,027,460

NET ASSETS	$127,530,003	$108,818,067	$130,372,612	$96,153,052

NET ASSET VALUE
Shares outstanding	5,000,000	4,100,000	10,350,000	4,250,000

Net asset value	$25.51	$26.54	$12.60	$22.62

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$185,145,539	$148,318,878	$272,858,986	$63,666,637
(b) Securities loaned, at value	$—	$—	$5,113,107	$—
(c) Investments, at cost — affiliated	$—	$170,000	$6,753,677	$50,000
(d) Foreign currency, at cost	$50,108	$110,202	$1,420,371	$25,160

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	63

Statements of Assets and Liabilities  (continued)

August 31, 2022

	iShares MSCI Saudi Arabia ETF	iShares MSCI UAE ETF

ASSETS
Investments, at value — unaffiliated(a)	$1,131,323,491	$37,929,999
Investments, at value — affiliated(b)	3,600,000	80,000
Cash	8,006	3,310
Foreign currency, at value(c)	526,967	10,701
Cash pledged for futures contracts	140,000	3,000
Receivables:
Investments sold	9,464,565	1,211,621
Variation margin on futures contracts	9,100	—
Dividends — unaffiliated	617,662	—
Dividends — affiliated	5,857	86

Total assets	1,145,695,648	39,238,717

LIABILITIES
Payables:
Investments purchased	9,371,786	1,253,268
Variation margin on futures contracts	—	198
Investment advisory fees	720,895	18,767

Total liabilities	10,092,681	1,272,233

NET ASSETS	$1,135,602,967	$37,966,484

NET ASSETS CONSIST OF
Paid-in capital	$923,029,463	$74,899,918
Accumulated earnings (loss)	212,573,504	(36,933,434)

NET ASSETS	$1,135,602,967	$37,966,484

NET ASSET VALUE
Shares outstanding	25,500,000	2,350,000

Net asset value	$44.53	$16.16

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$774,956,907	$34,020,158
(b) Investments, at cost — affiliated	$3,600,000	$80,000
(c) Foreign currency, at cost	$527,265	$11,315

See notes to financial statements.

64	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2022

	iShares MSCI Brazil Small-Cap ETF	iShares MSCI China ETF	iShares MSCI China Small-Cap ETF	iShares MSCI Indonesia ETF

INVESTMENT INCOME
Dividends — unaffiliated	$3,941,799	$164,001,301	$2,077,866	$16,328,179
Dividends — affiliated	718	76,783	1,415	2,431
Interest — unaffiliated	—	654	—	—
Securities lending income — affiliated — net	—	2,001,789	630,997	—
Foreign taxes withheld	(207,810)	(11,852,294)	(30,398)	(2,828,242)

Total investment income	3,734,707	154,228,233	2,679,880	13,502,368

EXPENSES
Investment advisory fees	575,686	38,307,240	398,809	2,524,878
Commitment fees	1,094	43,057	—	—
Professional fees	217	217	217	217

Total expenses	576,997	38,350,514	399,026	2,525,095

Net investment income	3,157,710	115,877,719	2,280,854	10,977,273

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(6,601,706)	(418,513,455)	(14,721,774)	(14,605,421)
Investments — affiliated	—	(17,568)	(7,439)	—
In-kind redemptions — unaffiliated(a)	—	11,129,093	723,287	25,491,111
Futures contracts	(92,537)	(9,628,710)	20,334	(271,380)
Foreign currency transactions	122,915	(52,101)	(2,076)	(121,765)

	(6,571,328)	(417,082,741)	(13,987,668)	10,492,545

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(14,466,160)	(1,965,493,072)	(15,119,155)	24,832,771
Investments — affiliated	—	35,698	2,105	—
Futures contracts	56,247	476,473	(13,192)	(7,104)
Foreign currency translations	36,456	1,825	(407)	(9,227)

	(14,373,457)	(1,964,979,076)	(15,130,649)	24,816,440

Net realized and unrealized gain (loss)	(20,944,785)	(2,382,061,817)	(29,118,317)	35,308,985

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(17,787,075)	$(2,266,184,098)	$(26,837,463)	$46,286,258

(a) See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	65

Statements of Operations  (continued)

Year Ended August 31, 2022

	iShares MSCI Peru ETF	iShares MSCI Philippines ETF	iShares MSCI Poland ETF	iShares MSCI Qatar ETF

INVESTMENT INCOME
Dividends — unaffiliated	$7,984,365	$2,997,648	$7,107,261	$3,354,608
Dividends — affiliated	1,819	651	9,465	518
Securities lending income — affiliated — net	—	—	222,465	—
Foreign taxes withheld	(258,398)	(714,250)	(1,063,751)	—
Foreign withholding tax claims	—	—	1,947,187	—
IRS Compliance fee for foreign withholding tax claims	—	—	(537,807)	—

Total investment income	7,727,786	2,284,049	7,684,820	3,355,126

EXPENSES
Investment advisory fees	905,332	711,308	1,317,330	560,286
Commitment fees	—	—	—	1,039
Professional fees	217	217	166,816	217

Total expenses	905,549	711,525	1,484,146	561,542

Net investment income	6,822,237	1,572,524	6,200,674	2,793,584

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(22,123,706)	(8,257,257)	(18,808,218)	1,540,849
Investments — affiliated	—	—	(10,464)	—
In-kind redemptions — unaffiliated(a)	16,183,790	2,557,141	4,722,168	—
Futures contracts	(168,991)	(16,044)	(240,116)	(12,875)
Foreign currency transactions	(33,526)	(13,425)	(320,960)	(99,474)

	(6,142,433)	(5,729,585)	(14,657,590)	1,428,500

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(4,948,236)	(12,121,066)	(116,053,216)	12,485,480
Investments — affiliated	—	—	2,264	—
Futures contracts	(12,465)	(9,207)	13,194	(503)
Foreign currency translations	(6,683)	(6,942)	156	(234)

	(4,967,384)	(12,137,215)	(116,037,602)	12,484,743

Net realized and unrealized gain (loss)	(11,109,817)	(17,866,800)	(130,695,192)	13,913,243

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,287,580)	$(16,294,276)	$(124,494,518)	$16,706,827

(a) See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

66	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended August 31, 2022

	iShares MSCI Saudi Arabia ETF	iShares MSCI UAE ETF

INVESTMENT INCOME
Dividends — unaffiliated	$27,910,401	$1,234,015
Dividends — affiliated	15,281	340
Foreign taxes withheld	(1,248,310)	—

Total investment income	26,677,372	1,234,355

EXPENSES
Investment advisory fees	8,596,197	204,211
Commitment fees	12,437	399
Professional fees	217	217

Total expenses	8,608,851	204,827

Net investment income	18,068,521	1,029,528

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(18,220,022)	(339,365)
In-kind redemptions — unaffiliated(a)	—	(1,022)
Futures contracts	(760,338)	(25,263)
Foreign currency transactions	(247,732)	(7,088)

	(19,228,092)	(372,738)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	78,673,760	1,415,312
Futures contracts	(36,035)	(2,635)
Foreign currency translations	(765)	(571)

	78,636,960	1,412,106

Net realized and unrealized gain	59,408,868	1,039,368

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$77,477,389	$2,068,896

(a) See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	67

Statements of Changes in Net Assets

	iShares MSCI Brazil Small-Cap ETF		iShares MSCI China ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,157,710	$2,487,826	$115,877,719	$61,419,028
Net realized gain (loss)	(6,571,328)	6,485,872	(417,082,741)	89,362,120
Net change in unrealized appreciation (depreciation)	(14,373,457)	18,749,589	(1,964,979,076)	(537,758,595)

Net increase (decrease) in net assets resulting from operations	(17,787,075)	27,723,287	(2,266,184,098)	(386,977,447)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(3,944,573)	(2,361,269)	(86,873,082)	(64,101,259)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(3,379,242)	(14,760,639)	4,011,654,506	514,643,583

NET ASSETS
Total increase (decrease) in net assets	(25,110,890)	10,601,379	1,658,597,326	63,564,877
Beginning of year	107,975,982	97,374,603	6,182,469,016	6,118,904,139

End of year	$82,865,092	$107,975,982	$7,841,066,342	$6,182,469,016

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

68	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI China Small-Cap ETF		iShares MSCI Indonesia ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,280,854	$2,147,257	$10,977,273	$4,335,677
Net realized gain (loss)	(13,987,668)	16,601,968	10,492,545	(19,687,162)
Net change in unrealized appreciation (depreciation)	(15,130,649)	(8,325,517)	24,816,440	46,416,147

Net increase (decrease) in net assets resulting from operations	(26,837,463)	10,423,708	46,286,258	31,064,662

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(3,772,602)	(2,247,618)	(9,891,151)	(4,987,704)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(2,873,258)	28,655,679	54,827,919	5,989,055

NET ASSETS
Total increase (decrease) in net assets	(33,483,323)	36,831,769	91,223,026	32,066,013
Beginning of year	88,820,849	51,989,080	351,957,720	319,891,707

End of year	$55,337,526	$88,820,849	$443,180,746	$351,957,720

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	69

Statements of Changes in Net Assets (continued)

	iShares MSCI Peru ETF		iShares MSCI Philippines ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,822,237	$3,460,080	$1,572,524	$1,131,105
Net realized loss	(6,142,433)	(17,601,355)	(5,729,585)	(10,531,238)
Net change in unrealized appreciation (depreciation)	(4,967,384)	(9,103,638)	(12,137,215)	23,537,100

Net increase (decrease) in net assets resulting from operations	(4,287,580)	(23,244,913)	(16,294,276)	14,136,967

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(8,147,129)	(2,273,885)	(1,785,174)	(1,185,812)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	44,102,942	39,083,845	1,854,320	(6,414,725)

NET ASSETS
Total increase (decrease) in net assets	31,668,233	13,565,047	(16,225,130)	6,536,430
Beginning of year	95,861,770	82,296,723	125,043,197	118,506,767

End of year	$127,530,003	$95,861,770	$108,818,067	$125,043,197

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

70	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Poland ETF		iShares MSCI Qatar ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,200,674	$2,087,648	$2,793,584	$1,764,915
Net realized gain (loss)	(14,657,590)	(13,048,272)	1,428,500	(341,109)
Net change in unrealized appreciation (depreciation)	(116,037,602)	79,176,026	12,484,743	9,448,605

Net increase (decrease) in net assets resulting from operations	(124,494,518)	68,215,402	16,706,827	10,872,411

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,548,741)	(2,299,648)	(3,375,217)	(1,877,384)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(24,730,364)	(35,363,332)	(3,412,513)	(9,984,547)

NET ASSETS
Total increase (decrease) in net assets	(153,773,623)	30,552,422	9,919,097	(989,520)
Beginning of year	284,146,235	253,593,813	86,233,955	87,223,475

End of year	$130,372,612	$284,146,235	$96,153,052	$86,233,955

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	71

Statements of Changes in Net Assets (continued)

		iShares MSCI Saudi Arabia ETF	iShares MSCI UAE ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$18,068,521	$14,061,663	$1,029,528	$752,809
Net realized gain (loss)	(19,228,092)	1,956,363	(372,738)	(1,734,153)
Net change in unrealized appreciation (depreciation)	78,636,960	244,575,468	1,412,106	5,887,761

Net increase in net assets resulting from operations	77,477,389	260,593,494	2,068,896	4,906,417

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(16,207,813)	(9,483,509)	(1,475,334)	(741,238)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	175,649,734	130,945,034	13,655,392	(18,624,637)

NET ASSETS
Total increase (decrease) in net assets	236,919,310	382,055,019	14,248,954	(14,459,458)
Beginning of year	898,683,657	516,628,638	23,717,530	38,176,988

End of year	$1,135,602,967	$898,683,657	$37,966,484	$23,717,530

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

72	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

		iShares MSCI Brazil Small-Cap ETF

	Year Ended 08/31/22		Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18

Net asset value, beginning of year	$17.42		$13.62		$16.92		$11.87		$16.19

Net investment income(a)	0.46		0.37		0.23		0.50		0.40
Net realized and unrealized gain (loss)(b)	(3.71)		3.79		(3.30)		5.15		(4.01)

Net increase (decrease) from investment operations	(3.25)		4.16		(3.07)		5.65		(3.61)

Distributions from net investment income(c)	(0.59)			(0.36)	(0.23)			(0.60)	(0.71)

Net asset value, end of year	$13.58		$17.42		$13.62		$16.92		$11.87

Total Return(d)
Based on net asset value	(18.61)%			30.34%	(18.40)%			48.35%	(22.95)%

Ratios to Average Net Assets(e)

Total expenses	0.58%			0.57%	0.59%			0.59%	0.59%

Net investment income	3.18%			2.26%	1.51%			3.26%	2.55%

Supplemental Data
Net assets, end of year (000)	$82,865		$107,976		$97,375		$106,588		$48,679

Portfolio turnover rate(f)	52	%(g)	40	%(g)	65	%(g)	47	%(g)	67	%(g)

(a)   Based on average shares outstanding.

(b)   The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)   Where applicable, assumes the reinvestment of distributions.

(e)   Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)  Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(g) Portfolio turnover rate excluding cash creations was as follows:	32%			39%	26%			30%	25%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI China ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$70.90	$75.92	$56.43	$60.85	$62.06

Net investment income(a)	1.01	0.74	0.90	0.95	1.05
Net realized and unrealized gain (loss)(b)	(21.30)	(4.98)	19.40	(4.49)	(1.10)

Net increase (decrease) from investment operations	(20.29)	(4.24)	20.30	(3.54)	(0.05)

Distributions from net investment income(c)	(0.79)	(0.78)	(0.81)	(0.88)	(1.16)

Net asset value, end of year	$49.82	$70.90	$75.92	$56.43	$60.85

Total Return(d)
Based on net asset value	(28.80)%	(5.69)%	36.29%	(5.76)%	(0.22)%

Ratios to Average Net Assets(e)

Total expenses	0.58%	0.57%	0.59%	0.59%	0.59%

Net investment income	1.75%	0.93%	1.43%	1.63%	1.57%

Supplemental Data
Net assets, end of year (000)	$7,841,066	$6,182,469	$6,118,904	$3,588,927	$3,444,143

Portfolio turnover rate(f)	8%	18%	16%	14%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

74	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iMShares MSCI China Small-Cap ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$53.83	$45.21	$38.46	$47.23	$48.50

Net investment income(a)	1.44	1.50	1.46	1.39	1.51
Net realized and unrealized gain (loss)(b)	(18.32)	8.86	6.48	(7.78)	(1.14)

Net increase (decrease) from investment operations	(16.88)	10.36	7.94	(6.39)	0.37

Distributions from net investment income(c)	(2.36)	(1.74)	(1.19)	(2.38)	(1.64)

Net asset value, end of year	$34.59	$53.83	$45.21	$38.46	$47.23

Total Return(d)

Based on net asset value	(32.33)%	23.33%	21.21%	(13.60)%	0.58%

Ratios to Average Net Assets(e)
Total expenses	0.58%	0.57%	0.59%	0.59%	0.59%

Net investment income	3.31%	2.82%	3.70%	3.26%	2.91%

Supplemental Data
Net assets, end of year (000)	$55,338	$88,821	$51,989	$19,230	$25,977

Portfolio turnover rate(f)	64%	51%	39%	38%	63%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares MSCI Indonesia ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$21.33	$19.69	$25.22	$23.57	$26.89

Net investment income(a)	0.59	0.27	0.36	0.41	0.43
Net realized and unrealized gain (loss)(b)	2.54	1.68	(5.66)	1.70	(3.27)

Net increase (decrease) from investment operations	3.13	1.95	(5.30)	2.11	(2.84)

Distributions from net investment income(c)	(0.50)	(0.31)	(0.23)	(0.46)	(0.48)

Net asset value, end of year	$23.96	$21.33	$19.69	$25.22	$23.57

Total Return(d)

Based on net asset value	14.69%	9.88%	(21.04)%	9.00%	(10.67)%

Ratios to Average Net Assets(e)
Total expenses	0.58%	0.57%	0.59%	0.59%	0.59%

Net investment income	2.52%	1.26%	1.65%	1.64%	1.63%

Supplemental Data
Net assets, end of year (000)	$443,181	$351,958	$319,892	$402,185	$414,758

Portfolio turnover rate(f)	16%	10%	13%	12%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

76	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares MSCI Peru ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$27.00	$31.65	$34.11	$37.44	$37.54

Net investment income(a)	1.34	0.79	0.69	0.85	1.09
Net realized and unrealized loss(b)	(1.08)	(5.00)	(2.34)	(3.36)	(0.06)

Net increase (decrease) from investment operations	0.26	(4.21)	(1.65)	(2.51)	1.03

Distributions from net investment income(c)	(1.75)	(0.44)	(0.81)	(0.82)	(1.13)

Net asset value, end of year	$25.51	$27.00	$31.65	$34.11	$37.44

Total Return(d)

Based on net asset value	0.24%	(13.49)%	(4.78)%	(6.75)%	2.60%

Ratios to Average Net Assets(e)
Total expenses	0.58%	0.57%	0.59%	0.59%	0.59%

Net investment income	4.36%	2.42%	2.15%	2.33%	2.65%

Supplemental Data
Net assets, end of year (000)	$127,530	$95,862	$82,297	$163,738	$164,717

Portfolio turnover rate(f)	24%	33%	26%	18%	11%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares MSCI Philippines ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$30.50	$26.63	$34.45	$33.08	$35.88

Net investment income(a)	0.39	0.26	0.17	0.28	0.14
Net realized and unrealized gain (loss)(b)	(3.90)	3.90	(7.80)	1.35	(2.79)

Net increase (decrease) from investment operations	(3.51)	4.16	(7.63)	1.63	(2.65)

Distributions from net investment income(c)	(0.45)	(0.29)	(0.19)	(0.26)	(0.15)

Net asset value, end of year	$26.54	$30.50	$26.63	$34.45	$33.08

Total Return(d)

Based on net asset value	(11.65)%	15.57%	(22.16)%	4.93%	(7.40)%

Ratios to Average Net Assets(e)
Total expenses	0.58%	0.57%	0.59%	0.59%	0.59%

Net investment income	1.28%	0.87%	0.57%	0.83%	0.40%

Supplemental Data
Net assets, end of year (000)	$108,818	$125,043	$118,507	$217,028	$172,013

Portfolio turnover rate(f)	13%	20%	16%	8%	8%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

78	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares MSCI Poland ETF

	Year Ended 08/31/22		Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18

Net asset value, beginning of year	$23.10		$18.24		$20.68		$24.31		$27.33

Net investment income(a)	0.51	(b)	0.16	(b)	0.17	(b)	0.65	(b)	0.33	(b)
Net realized and unrealized gain (loss)(c)		(10.65)	4.86			(1.95)		(3.93)		(2.90)

Net increase (decrease) from investment operations		(10.14)	5.02			(1.78)		(3.28)		(2.57)

Distributions from net investment income(d)		(0.36)		(0.16)		(0.66)		(0.35)		(0.45)

Net asset value, end of year	$12.60		$23.10		$18.24		$20.68		$24.31

Total Return(e)

Based on net asset value	(44.38	)%(b)	27.65	%(b)	(8.76	)%(b)	(13.64	)%(b)	(9.53	)%(b)

Ratios to Average Net Assets(f)
Total expenses		0.65%		0.61%		0.78%		0.61%		0.63%

Total expenses excluding professional fees for foreign withholding tax claims		0.58%		0.57%		0.59%		0.59%		0.59%

Net investment income	2.72	%(b)	0.80	%(b)	0.93	%(b)	2.81	%(b)	1.28	%(b)

Supplemental Data

Net assets, end of year (000)	$130,373		$284,146		$253,594		$260,578		$263,758

Portfolio turnover rate(g)		11%		22%		15%		5%		7%

(a)	Based on average shares outstanding.
(b)

Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended August 31, 2022, August 31, 2021, August 31, 2020, August 31, 2019 and August 31, 2018, respectively:

•	Net investment income per share by $0.15, $0.07, $0.28, $0.05 and $0.08, respectively.
•	Total return by 0.76%, 0.38%, 1.40%, 0.21% and 0.41%, respectiverly.
•	Ratio of net investment income to average net assets by 0.78%, 0.34%, 1.54%, 0.22% and 0.32%, respectively.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares MSCI Qatar ETF

	Year Ended 08/31/22		Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18

Net asset value, beginning of year	$19.60		$17.62		$17.44		$17.82		$16.19

Net investment income(a)	0.63		0.37		0.56		0.64		0.66
Net realized and unrealized gain (loss)(b)	3.20		2.03		0.11		(0.26)		1.71

Net increase from investment operations	3.83		2.40		0.67		0.38		2.37

Distributions(c)
From net investment income	(0.81)		(0.42)		(0.45)		(0.76)		(0.74)
Return of capital	—		—		(0.04)		—		—

Total distributions	(0.81)		(0.42)		(0.49)		(0.76)		(0.74)

Net asset value, end of year	$22.62		$19.60		$17.62		$17.44		$17.82

Total Return(d)

Based on net asset value	19.69%		13.70%		4.10%		1.98%		14.96%

Ratios to Average Net Assets(e)
Total expenses	0.58%		0.57%		0.59%		0.59%		0.59%

Net investment income	2.89%		1.98%		3.31%		3.48%		4.09%

Supplemental Data

Net assets, end of year (000)	$96,153		$86,234		$87,223		$50,576		$55,253

Portfolio turnover rate(f)	38	%(g)	26	%(g)	24	%(g)	33	%(g)	58	%(g)

(a)   Based on average shares outstanding.

(b)   The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)   Where applicable, assumes the reinvestment of distributions.

(e)   Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)  Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(g) Portfolio turnover rate excluding cash creations was as follows:	12%		9%		14%		23%		22%

See notes to financial statements.

80	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares MSCI Saudi Arabia ETF

	Year Ended 08/31/22		Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18

Net asset value, beginning of year	$41.22		$28.70		$30.21		$29.72		$26.15

Net investment income(a)	0.69		0.71		0.57		1.11		1.28
Net realized and unrealized gain (loss)(b)	3.23		12.27		(1.26)		0.12		2.92

Net increase (decrease) from investment operations	3.92		12.98		(0.69)		1.23		4.20

Distributions from net investment income(c)		(0.61)		(0.46)	(0.82)			(0.74)		(0.63)

Net asset value, end of year	$44.53		$41.22		$28.70		$30.21		$29.72

Total Return(d)

Based on net asset value		9.60%		45.37%	(2.21)%			4.14%		16.23%

Ratios to Average Net Assets(e)
Total expenses		0.74%		0.74%	0.74%			0.74%		0.74%

Net investment income		1.56%		2.06%	2.03%			3.46%		4.31%

Supplemental Data
Net assets, end of year (000)	$1,135,603		$898,684		$516,629		$646,591		$257,099

Portfolio turnover rate(f)	36	%(g)	13	%(g)	64	%(g)	82	%(g)	20	%(g)

(a)   Based on average shares outstanding.

(b)   The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)   Where applicable, assumes the reinvestment of distributions.

(e)   Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)  Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(g) Portfolio turnover rate excluding cash creations was as follows:		8%		6%	20%			14%		10%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	81

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares MSCI UAE ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$14.82	$10.91	$14.09	$15.61	$17.74

Net investment income(a)	0.49	0.46	0.53	0.57	0.70
Net realized and unrealized gain (loss)(b)	1.50	3.96	(3.16)	(1.54)	(2.04)

Net increase (decrease) from investment operations	1.99	4.42	(2.63)	(0.97)	(1.34)

Distributions from net investment income(c)	(0.65)	(0.51)	(0.55)	(0.55)	(0.79)

Net asset value, end of year	$16.16	$14.82	$10.91	$14.09	$15.61

Total Return(d)

Based on net asset value	13.30%	40.74%	(18.43)%	(5.95)%	(7.55)%

Ratios to Average Net Assets(e)
Total expenses	0.58%	0.57%	0.59%	0.59%	0.59%

Net investment income	2.93%	3.61%	4.46%	3.95%	4.18%

Supplemental Data
Net assets, end of year (000)	$37,966	$23,718	$38,177	$45,807	$39,018

Portfolio turnover rate(f)	52%	112%	67%	55%	33%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

82	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

MSCI Brazil Small-Cap	Diversified
MSCI China	Non-diversified
MSCI China Small-Cap	Diversified
MSCI Indonesia	Non-diversified
MSCI Peru	Non-diversified
MSCI Philippines	Non-diversified
MSCI Poland	Non-diversified
MSCI Qatar	Non-diversified
MSCI Saudi Arabia	Non-diversified
MSCI UAE	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements  (continued)

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The

84	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI China
Barclays Bank PLC	$311,212	$(311,212)	$—		$—
Barclays Capital, Inc.	5,183,161	(5,183,161)	—		—
BNP Paribas SA	34,158,003	(34,158,003)	—		—
BofA Securities, Inc.	15,450,659	(15,450,659)	—		—
Citigroup Global Markets, Inc.	22,416,718	(22,416,718)	—		—
Credit Suisse Securities (USA) LLC	515,226	(515,226)	—		—
Goldman Sachs & Co. LLC	22,309,374	(22,309,374)	—		—
HSBC Bank PLC	3,419,503	(3,419,503)	—		—
J.P. Morgan Securities LLC	8,120,546	(8,120,546)	—		—
Macquarie Bank Ltd.	1,208,791	(1,208,791)	—		—
Morgan Stanley	77,558,959	(77,558,959)	—		—
Scotia Capital (USA), Inc.	47,784	(47,784)	—		—
SG Americas Securities LLC	5,870,332	(5,870,332)	—		—
State Street Bank & Trust Co.	566,580	(566,580)	—		—
UBS AG	1,265,246	(1,265,246)	—		—
UBS Securities LLC	22,692	(22,692)	—		—
Virtu Americas LLC	241,534	(238,669)	—		2,865	(b)
Wells Fargo Bank N.A.	1,273,164	(1,252,743)	—		20,421	(b)

	$199,939,484	$(199,916,198)	$—		$23,286

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI China Small-Cap
Barclays Capital, Inc.	$308,042	$(308,042)	$—		$—
BNP Paribas SA	555,714	(555,714)	—		—
BofA Securities, Inc.	1,481,064	(1,481,064)	—		—
Citigroup Global Markets, Inc.	628,347	(628,347)	—		—
Credit Suisse Securities (USA) LLC	122,555	(122,555)	—		—
Goldman Sachs & Co. LLC	703,088	(703,088)	—		—
HSBC Bank PLC	119,316	(119,316)	—		—
J.P. Morgan Securities LLC	1,954,308	(1,954,308)	—		—
Jefferies LLC	103,479	(103,479)	—		—
Macquarie Bank Ltd.	2,881	(2,881)	—		—
Morgan Stanley	1,311,535	(1,311,535)	—		—
Nomura Securities International, Inc.	4,958	(4,958)	—		—
Scotia Capital (USA), Inc.	321,206	(314,950)	—		6,256	(b)
SG Americas Securities LLC	254,953	(254,953)	—		—
UBS AG	459,030	(459,030)	—		—
UBS Securities LLC	126,082	(124,618)	—		1,464	(b)
Wells Fargo Bank N.A.	147,516	(147,516)	—		—

	$8,604,074	$(8,596,354)	$—		$7,720

MSCI Poland
BofA Securities, Inc.	$504,234	$(504,234)	$—		$—
Goldman Sachs & Co. LLC	4,098,824	(4,098,824)	—		—
J.P. Morgan Securities LLC	238,295	(238,295)	—		—
Morgan Stanley	239,177	(239,177)	—		—
UBS AG	32,577	(32,577)	—		—

	$5,113,107	$(5,113,107)	$—		$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of August 31, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5. DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

86	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the iShares MSCI Brazil Small-Cap, iShares MSCI China, iShares MSCI China Small-Cap, iShares MSCI Indonesia, iShares MSCI Peru, iShares MSCI Philippines, iShares MSCI Poland, iShares MSCI Qatar and iShares MSCI UAE ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $2 billion	0.7400%
Over $2 billion, up to and including $4 billion	0.6900
Over $4 billion, up to and including $8 billion	0.6400
Over $8 billion, up to and including $16 billion	0.5700
Over $16 billion, up to and including $24 billion	0.5100
Over $24 billion, up to and including $32 billion	0.4800
Over $32 billion, up to and including $40 billion	0.4500
Over $40 billion	0.4275

For its investment advisory services to the iShares MSCI Saudi Arabia ETF, BFA is entitled to an annual investment advisory fee of 0.74%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

MSCI China	$513,554
MSCI China Small-Cap	144,340
MSCI Poland	54,471

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements  (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI China	$28,563,201	$56,184,308	$(71,017,150)
MSCI China Small-Cap	17,839,425	5,153,654	1,094,302
MSCI Peru	1,827,084	2,683,794	(2,109,798)
MSCI Poland	8,912,193	1,637,844	(1,177,741)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2022, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI Brazil Small-Cap	$51,456,707	$55,732,399
MSCI China	4,223,361,143	538,697,043
MSCI China Small-Cap	47,064,229	44,546,079
MSCI Indonesia	77,166,748	66,260,377
MSCI Peru	46,055,768	36,662,211
MSCI Philippines	16,496,080	16,203,485
MSCI Poland	25,240,637	24,610,435
MSCI Qatar	36,383,458	40,419,327
MSCI Saudi Arabia	581,269,671	410,635,262
MSCI UAE	31,045,236	17,934,872

For the year ended August 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI China	$401,440,447	$31,335,075
MSCI China Small-Cap	497,434	6,639,894
MSCI Indonesia	259,756,707	215,717,281
MSCI Peru	240,506,401	206,504,752
MSCI Philippines	114,785,243	113,026,461
MSCI Poland	121,207,554	145,517,486
MSCI UAE	87,831	6,563

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

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Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2022, permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI China	$7,434,364	$(7,434,364)
MSCI China Small-Cap	(553,693)	553,693
MSCI Indonesia	23,294,698	(23,294,698)
MSCI Peru	14,475,630	(14,475,630)
MSCI Philippines	143,328	(143,328)
MSCI Poland	1,117,379	(1,117,379)
MSCI UAE	(31,680)	31,680

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/22	Year Ended 08/31/21

MSCI Brazil Small-Cap
Ordinary income	$3,944,573	$2,361,269

MSCI China
Ordinary income	$86,873,082	$64,101,259

MSCI China Small-Cap
Ordinary income	$3,772,602	$2,247,618

MSCI Indonesia
Ordinary income	$9,891,151	$4,987,704

MSCI Peru
Ordinary income	$8,147,129	$2,273,885

MSCI Philippines
Ordinary income	$1,785,174	$1,185,812

MSCI Poland
Ordinary income	$4,548,741	$2,299,648

MSCI Qatar
Ordinary income	$3,375,217	$1,877,384

MSCI Saudi Arabia
Ordinary income	$16,207,813	$9,483,509

MSCI UAE
Ordinary income	$1,475,334	$741,238

As of August 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses	(c)	Total

MSCI Brazil Small-Cap	$650,667	$(59,632,998)	$(4,255,346)	$—		$(63,237,677)
MSCI China	99,933,561	(943,741,690)	(1,250,009,685)	—		(2,093,817,814)
MSCI China Small-Cap	971,547	(16,247,124)	(26,838,098)	—		(42,113,675)
MSCI Indonesia	2,913,537	(174,454,845)	(93,228,925)	—		(264,770,233)
MSCI Peru	385,798	(161,123,009)	(63,339,869)	—		(224,077,080)
MSCI Philippines	195,345	(67,914,213)	(40,915,461)	—		(108,634,329)
MSCI Poland	2,169,577	(139,112,019)	(144,423,181)	—		(281,365,623)
MSCI Qatar	486,504	(16,705,358)	23,246,314	—		7,027,460
MSCI Saudi Arabia	6,864,180	(79,260,119)	284,969,443	—		212,573,504
MSCI UAE	—	(36,780,655)	(119,507)	(33,272)		(36,933,434)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements  (continued)

For the year ended August 31, 2022, the iShares MSCI Qatar ETF utilized $1,301,280 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI Brazil Small-Cap	$86,437,611	$16,610,423	$(20,906,464)	$(4,296,041)
MSCI China	9,289,466,667	493,657,498	(1,743,680,065)	(1,250,022,567)
MSCI China Small-Cap	91,603,192	3,974,796	(30,812,676)	(26,837,880)
MSCI Indonesia	535,675,049	21,928,686	(115,157,222)	(93,228,536)
MSCI Peru	190,342,205	1,333,668	(64,662,118)	(63,328,450)
MSCI Philippines	149,516,219	820,378	(41,734,412)	(40,914,034)
MSCI Poland	281,482,929	317,664	(144,736,169)	(144,418,505)
MSCI Qatar	72,791,819	23,742,683	(496,112)	23,246,571
MSCI Saudi Arabia	849,953,192	297,213,683	(12,243,384)	284,970,299
MSCI UAE	38,128,892	8,108,809	(8,227,702)	(118,893)

9.	LINE OF CREDIT

The iShares MSCI Brazil Small-Cap ETF, iShares MSCI China ETF, iShares MSCI Qatar ETF, iShares MSCI Saudi Arabia ETF and iShares MSCI UAE ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 11, 2023. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended August 31, 2022, the Funds did not borrow under the Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to

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Notes to Financial Statements  (continued)

company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers or countries. Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements  (continued)

payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/22		Year Ended 08/31/21

iShares ETF	Shares	Amount	Shares	Amount

MSCI Brazil Small-Cap
Shares sold	1,550,000	$20,799,927	50,000	$1,032,617
Shares redeemed	(1,650,000)	(24,179,169)	(1,000,000)	(15,793,256)

	(100,000)	$(3,379,242)	(950,000)	$(14,760,639)

MSCI China
Shares sold	71,000,000	$4,051,227,026	12,600,000	$1,029,902,450
Shares redeemed	(800,000)	(39,572,520)	(6,000,000)	(515,258,867)

	70,200,000	$4,011,654,506	6,600,000	$514,643,583

MSCI China Small-Cap
Shares sold	100,000	$4,311,829	1,200,000	$67,193,631
Shares redeemed	(150,000)	(7,185,087)	(700,000)	(38,537,952)

	(50,000)	$(2,873,258)	500,000	$28,655,679

MSCI Indonesia
Shares sold	11,350,000	$273,842,673	6,350,000	$136,719,963
Shares redeemed	(9,350,000)	(219,014,754)	(6,100,000)	(130,730,908)

	2,000,000	$54,827,919	250,000	$5,989,055

MSCI Peru
Shares sold	8,450,000	$262,036,259	4,650,000	$150,213,900
Shares redeemed	(7,000,000)	(217,933,317)	(3,700,000)	(111,130,055)

	1,450,000	$44,102,942	950,000	$39,083,845

MSCI Philippines
Shares sold	3,750,000	$115,441,475	1,150,000	$36,356,001
Shares redeemed	(3,750,000)	(113,587,155)	(1,500,000)	(42,770,726)

	—	$1,854,320	(350,000)	$(6,414,725)

MSCI Poland
Shares sold	5,750,000	$122,087,777	5,200,000	$94,082,451
Shares redeemed	(7,700,000)	(146,818,141)	(6,800,000)	(129,445,783)

	(1,950,000)	$(24,730,364)	(1,600,000)	$(35,363,332)

MSCI Qatar
Shares sold	1,200,000	$26,058,936	900,000	$16,893,879
Shares redeemed	(1,350,000)	(29,471,449)	(1,450,000)	(26,878,426)

	(150,000)	$(3,412,513)	(550,000)	$(9,984,547)

MSCI Saudi Arabia
Shares sold	10,850,000	$493,999,432	5,350,000	$178,705,972
Shares redeemed	(7,150,000)	(318,349,698)	(1,550,000)	(47,760,938)

	3,700,000	$175,649,734	3,800,000	$130,945,034

MSCI UAE
Shares sold	1,350,000	$23,345,364	1,600,000	$21,193,301
Shares redeemed	(600,000)	(9,689,972)	(3,500,000)	(39,817,938)

	750,000	$13,655,392	(1,900,000)	$(18,624,637)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units

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Notes to Financial Statements  (continued)

may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Poland ETF is expected to seek a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statement of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the ten funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (ten of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

iShares MSCI Brazil Small-Cap ETF

iShares MSCI China ETF

iShares MSCI China Small-Cap ETF

iShares MSCI Indonesia ETF

iShares MSCI Peru ETF

iShares MSCI Philippines ETF

iShares MSCI Poland ETF

iShares MSCI Qatar ETF

iShares MSCI Saudi Arabia ETF

iShares MSCI UAE ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2022:

iShares ETF	Qualified Dividend Income
MSCI China	$118,987,966
MSCI China Small-Cap	247,877
MSCI Indonesia	15,996,118
MSCI Peru	2,785,432
MSCI Philippines	2,961,813
MSCI Poland	6,764,778

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI Brazil Small-Cap	$3,944,465	$231,596
MSCI China	187,391,524	11,844,995
MSCI China Small-Cap	2,078,111	30,398
MSCI Indonesia	16,327,877	2,796,554
MSCI Peru	6,465,455	275,858
MSCI Philippines	3,193,169	729,801
MSCI Poland	7,107,295	—
MSCI Qatar	3,355,186	—
MSCI Saudi Arabia	27,916,171	1,258,570
MSCI UAE	1,234,008	—

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended August 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
MSCI China	0.39%
MSCI Peru	26.66%

I M P O R T A N T T A X I N F O R M A T I O N	95

Board Review and Approval of Investment Advisory Contract

iShares MSCI Brazil Small-Cap ETF, iShares MSCI China Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Peru ETF, iShares MSCI Philippines ETF, iShares MSCI Qatar ETF, iShares MSCI UAE ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	97

Board Review and Approval of Investment Advisory Contract  (continued)

iShares MSCI China ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

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Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Poland ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	99

Board Review and Approval of Investment Advisory Contract  (continued)

Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Saudi Arabia ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board

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Board Review and Approval of Investment Advisory Contract  (continued)

Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share

MSCI Brazil Small-Cap(a)	$0.581480	$—	$0.011953	$0.593433	98%	—%	2%		100%
MSCI China(a)	0.787987	—	0.001482	0.789469	100	—	0	(b)	100
MSCI Indonesia	0.498567	—	—	0.498567	100	—	—		100
MSCI Peru	1.753977	—	—	1.753977	100	—	—		100
MSCI Philippines	0.446593	—	—	0.446593	100	—	—		100
MSCI Qatar(a)	0.771092	—	0.042833	0.813925	95	—	5		100
MSCI UAE	0.649031	—	—	0.649031	100	—	—		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive and the Alternative Investment Fund Managers Regulations 2013 (as amended) and the “Guidelines on sound remuneration policies under the AIFMD” issued by the European Securities and Markets Authority (together the “Regulations”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, non-EU and non-UK managers are only required to comply with certain disclosure, reporting and transparency obligations of the Regulations if such managers market a fund to EU investors.

The Company has registered the iShares MSCI China ETF and iShares MSCI Philippines ETF (each a “Fund”, collectively the “Funds”) to be marketed to United Kingdom and EU investors in the Netherlands, Finland and Sweden.

Report on Remuneration

The Company is required under the Regulations to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

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Supplemental Information  (unaudited) (continued)

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Funds according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of total & aggregate remuneration awarded by the Company to its staff which has been attributed to the Funds in respect of the Company’s financial year ending December 31, 2021 were as follows:

iShares ETF	Total Remuneration	Fixed Remuneration	Variable Remuneration	No. of Beneficiaries	Senior Management Remuneration	Risk Taker Remuneration
MSCI China	$521,035	$243,618	$277,417	661	$63,776	$6,591
MSCI Philippines	11,032	5,158	5,874	661	1,350	140

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares MSCI China ETF and iShares MSCI Philippines ETF (the “Funds”) are registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

Each Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, each Fund’s investments do not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation.

S U P P L E M E N T A L I N F O R M A T I O N	105

Trustee and Officer Information  (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of August 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (52)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)  Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)  Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (67)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (unaudited) (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (61)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (58)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (55)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (42)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	107

Trustee and Officer Information  (unaudited) (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

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General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	109

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipt

JSC	Joint Stock Company

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

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Want to know more?

iShares.com   |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-806-0822

AUGUST 31, 2022

2022 Annual Report

iShares Trust

• iShares MSCI Denmark ETF | EDEN | Cboe BZX

• iShares MSCI Finland ETF | EFNL | Cboe BZX

• iShares MSCI Germany Small-Cap ETF | EWGS | Cboe BZX

• iShares MSCI Ireland ETF | EIRL | NYSE Arca

• iShares MSCI Kuwait ETF | KWT | Cboe BZX

• iShares MSCI New Zealand ETF | ENZL | NASDAQ

• iShares MSCI Norway ETF | ENOR | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(8.84)%	(11.23)%

U.S. small cap equities (Russell 2000® Index)	(9.31)	(17.88)

International equities (MSCI Europe, Australasia, Far East Index)	(13.97)	(19.80)

Emerging market equities (MSCI Emerging Markets Index)	(13.30)	(21.80)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.36	0.39

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.71)	(13.27)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(7.76)	(11.52)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.72)	(8.63)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.78)	(10.61)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets declined in U.S. dollar terms during the 12 months ended August 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -15.88% in U.S. dollar terms for the reporting period.

For the first third of the reporting period, economic recovery supported stocks in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, substantial challenges emerged at the beginning of 2022 which negatively affected stock prices. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting important commodities markets.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, unemployment declined substantially, falling to 3.7% in August 2022 while the number of long-term unemployed dropped below the pre-pandemic level. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to grow.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022. In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses. In that environment, the U.S. dollar significantly appreciated relative to most foreign currencies.

Stocks declined in Europe in U.S. dollar terms as economic growth stalled and the euro declined sharply relative to the U.S. dollar. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) responded to elevated inflation by raising interest rates in July 2022, the first such increase in over a decade.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly in U.S. dollar terms. Chinese stocks faced significant headwinds amid regulatory interventions by the Chinese government and strict lockdowns following COVID-19 outbreaks. Japanese stocks also declined amid an economic contraction in the first quarter of 2022 and a sharp decline in the Japanese yen relative to the U.S. dollar. Emerging market stocks declined substantially, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies.

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Fund Summary as of August 31, 2022	iShares® MSCI Denmark ETF

Investment Objective

The iShares MSCI Denmark ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Danish equities, as represented by the MSCI Denmark IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(24.07)%	6.66%	12.94%	(24.07)%	38.07%	237.66%
Fund Market	(24.10)	6.59	12.99	(24.10)	37.60	239.06
Index	(23.44)	7.04	13.28	(23.44)	40.52	247.96

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 883.10	$ 2.52		$ 1,000.00	$ 1,022.50	$ 2.70		0.53%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Denmark ETF

Portfolio Management Commentary

Stocks in Denmark declined significantly for the reporting period. Economic output slowed considerably in the first half of 2022 amid production constraints, rising inflation, and weaker consumer demand. However, a strengthening labor market helped stabilize the economy. Denmark’s stock market, which consists mainly of higher-valuation growth stocks, fell as cautious investors favored lower-valuation stocks. The declining value of the Danish krone relative to the U.S. dollar also diminished the value of Danish stocks in U.S. dollar terms.

The industrials sector detracted the most from the Index’s return. As interest rates rose, investors grew more concerned about the prospect of a global economic downturn, which weighed on Denmark’s air freight and logistics industry. Global rates for shipping freight steadily decreased from previous record highs amid weakened demand and expected increases in global shipping capacity. The electrical equipment industry also declined, as a large wind turbine manufacturer encountered rising raw material costs and supply chain disruptions, exacerbated by the war in Ukraine, even as that conflict boosted demand for non-fossil fuel energy alternatives. Profit margins fell as the company could not raise prices quickly enough to compensate.

The healthcare sector also detracted significantly from the Index’s return, driven by healthcare equipment and supplies companies. Supply chain issues led to considerable trouble securing production components, which pressured industry earnings despite strong demand for products such as hearing aids. Coronavirus pandemic-related shutdowns in China exacerbated supply problems and reduced demand for wound care products. The utilities sector also detracted as the electric utilities industry faced some of the lowest average wind speeds in decades in its European wind power projects, which forced customers to rely on other sources for power generation.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Health Care	42.0%
Industrials	25.6
Financials	10.7
Consumer Staples	6.2
Materials	5.2
Utilities	4.3
Information Technology	2.5
Consumer Discretionary	2.1
Energy	1.4

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Novo Nordisk A/S, Class B	24.1%
DSV A/S	7.7
Vestas Wind Systems A/S	6.7
Genmab A/S	6.2
Orsted A/S	4.3
Coloplast A/S, Class B	3.7
Carlsberg A/S, Class B	3.7
Novozymes A/S, Class B	3.3
AP Moller - Maersk A/S, Class B	2.7
Danske Bank A/S	2.7

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Fund Summary as of August 31, 2022	iShares® MSCI Finland ETF

Investment Objective

The iShares MSCI Finland ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Finnish equities, as represented by the MSCI Finland IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(28.85)%	1.45%	8.26%	(28.85)%	7.49%	121.24%
Fund Market	(28.84)	1.44	8.28	(28.84)	7.42	121.47
Index	(29.33)	0.93	7.75	(29.33)	4.73	111.00

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 894.30	$ 2.91		$ 1,000.00	$ 1,022.10	$ 3.11		0.61%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Finland ETF

Portfolio Management Commentary

Stocks in Finland declined significantly for the reporting period amid rising global inflation, geopolitical tensions, and slowing economic growth. Russia’s invasion of neighboring Ukraine sharply curbed trade with Russia, raised security concerns within Finland (leading it to apply for membership in the North Atlantic Treaty Organization), and weakened Finland’s overall economic outlook. Although employment rates in Finland remained relatively strong, ongoing effects from the war in Ukraine and rising inflation, which reached a 38-year high in June 2022, led to recession concerns.

The industrials sector detracted the most from the Index’s performance, driven by machinery companies navigating ongoing global supply chain constraints, including substantially higher ocean freight shipping costs and parts shortages. The industry also faced headwinds from coronavirus pandemic-related shutdowns in China. For example, a large manufacturer of escalators and elevators experienced reduced demand for its products from Chinese property developers. Continued lockdowns exacerbated the ongoing liquidity problems in China’s real estate market, where sales and construction declined. Despite cost reduction efforts, supply constraints and deteriorating demand weighed on the company’s revenue and earnings outlook.

The information technology sector also detracted from the Index’s performance. Global semiconductor shortages constrained the communications equipment industry, limiting its ability to meet increased demand for 5G equipment. The utilities sector also detracted, as the Finnish government prompted the electric utilities industry to sell its power plants in Russia, leading companies to write off those assets, which weighed on profitability. In addition, the materials sector detracted, as stocks of paper and forest product companies declined late in the reporting period. Demand for pulp and timber weakened and supply-chain bottlenecks persisted, weighing on the industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Materials	19.3%
Information Technology	17.4
Industrials	17.3
Financials	11.9
Energy	10.9
Communication Services	6.1
Health Care	4.5
Consumer Discretionary	3.9
Consumer Staples	3.8
Utilities	2.8
Real Estate	2.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Nokia OYJ	14.5%
Sampo OYJ, Class A	11.3
Neste OYJ	10.9
UPM-Kymmene OYJ	9.3
Kone OYJ, Class B	4.5
Elisa OYJ	4.4
Stora Enso OYJ, Class R	4.4
Kesko OYJ, Class B	3.5
Orion OYJ, Class B	3.2
Metso Outotec OYJ	3.2

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Germany Small-Cap ETF

Investment Objective

The iShares MSCI Germany Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization German equities, as represented by the MSCI Germany Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(37.52)%	0.02%	8.79%	(37.52)%	0.09%	132.16%
Fund Market	(37.70)	(0.10)	8.77	(37.70)	(0.49)	131.86
Index	(37.55)	(0.10)	8.71	(37.55)	(0.50)	130.53
GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$730.90	$2.57		$1,000.00	$1,022.20	$3.01		0.59%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Germany Small-Cap ETF

Portfolio Management Commentary

Small-capitalization German equities declined sharply during the reporting period. The war in Ukraine disrupted supply chains and contributed to record-high inflation as prices for commodities and energy soared. Germany’s economic growth slowed in 2022 despite the lifting of many coronavirus-related restrictions. Rising inflation led the ECB to increase interest rates in July 2022 for the first time in 11 years, further weakening business confidence and the economic outlook. The declining value of the euro relative to the U.S. dollar also diminished the value of German stocks in U.S. dollar terms.

The healthcare sector detracted the most from the Index’s performance, particularly pharmaceuticals, biotechnology, and life sciences companies whose valuations depend upon the success of drugs in development. Stock prices for many healthcare companies dropped as cash inflows from mergers and acquisitions or licensing deals grew scarce. In addition, the stock price of a German life sciences tools and services company fell after a partnership with a global pharmaceutical company dissolved following disappointing drug test performance.

The industrials sector also detracted significantly from the Index’s performance. Companies in the sector lowered their earnings outlooks as coronavirus-related lockdowns in major Chinese cities constrained the supply of critical parts, hindering production and raising costs. Disruption to the supply of natural gas to Germany after Russia’s invasion of Ukraine forced some industrial companies to seek alternative sources of energy.

Information technology (“IT”) stocks also detracted from the Index’s performance. Bottlenecks in the supply chain network and slowing sales to public sector businesses negatively impacted the IT services industry. Real estate stocks also declined, as rising interest rates increased the cost of borrowing for real estate companies, while higher mortgage rates made housing less affordable.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Industrials	23.7%
Materials	14.2
Information Technology	13.5
Health Care	10.6
Communication Services	9.5
Consumer Discretionary	8.9
Financials	6.8
Real Estate	5.1
Consumer Staples	3.4
Utilities	2.5
Energy	1.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

K+S AG	4.2%
Evotec SE	3.0
CTS Eventim AG & Co. KGaA	3.0
Hugo Boss AG	3.0
LANXESS AG	2.7
AIXTRON SE	2.6
Freenet AG	2.6
thyssenkrupp AG	2.5
Encavis AG	2.5
Aareal Bank AG	1.9

(a)	Excludes money market funds.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Ireland ETF

Investment Objective

The iShares MSCI Ireland ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Irish equities, as represented by the MSCI All Ireland Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(30.16)%	0.62%	8.92%	(30.16)%	3.16%	135.06%
Fund Market	(30.63)	0.61	8.84	(30.63)	3.07	133.29
Index	(29.78)	1.02	9.38	(29.78)	5.21	145.06

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 26, 2013 reflects the performance of the MSCI Ireland Investable Market Index 25/50. Index performance beginning on November 27, 2013 reflects the performance of the MSCI All Ireland Capped Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 817.10	$ 2.29		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Ireland ETF

Portfolio Management Commentary

Stocks in Ireland fell significantly for the reporting period as the country faced its highest rate of inflation in almost four decades. Economic growth slowed considerably late in the reporting period as consumer spending and investment eased and labor costs rose. Many central banks around the world, including the ECB, increased interest rates in response to rising global inflation. Those increases and the war in Ukraine prompted recession concerns as households’ real income and consumer spending were projected to decline. The declining value of the euro relative to the U.S. dollar also diminished the value of Irish stocks in U.S. dollar terms.

The consumer discretionary sector detracted the most from the Index’s return. Slowing growth in European gaming demand drove the decline in the hotel, restaurants, and leisure industry. Investors grew concerned about the large sums of money the industry spent on marketing and advertising, which, along with costs related to merger activity, constrained profitability.

The materials sector also weighed on the Index’s return, particularly the construction materials industry. Demand for building materials fell in the wake of Russia’s invasion of Ukraine. Concerns about slowing global economic growth clouded the industry’s outlook as housing markets cooled and rising costs delayed or reduced large infrastructure projects.

Industrials stocks also detracted from the Index’s return. In the trading companies and distributors industry earnings declined from previous highs attained amid the coronavirus pandemic-related increase in home improvement projects. Persistent inflation raised investors’ concern that consumer demand for building, plumbing, and other household materials would diminish. Similarly, in the building products industry, orders and order backlogs fell as demand for building insulation and related products weakened.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Materials	27.9%
Consumer Discretionary	25.7
Industrials	14.0
Consumer Staples	13.4
Financials	9.9
Health Care	7.3
Real Estate	1.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

CRH PLC	22.3%
Flutter Entertainment PLC, Class DI	19.4
Bank of Ireland Group PLC	4.9
Ryanair Holdings PLC	4.7
Glanbia PLC	4.7
AIB Group PLC	4.6
Kerry Group PLC, Class A	4.5
Grafton Group PLC	4.4
Smurfit Kappa Group PLC	4.3
Kingspan Group PLC	4.3

(a)	Excludes money market funds.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Kuwait ETF

Investment Objective

The iShares MSCI Kuwait ETF (the “Fund”) seeks to track the investment results of a broad-based equity index with exposure to Kuwait,as defined by the index provider, as represented by the MSCI All Kuwait Select Size Liquidity Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	16.26%	26.22%	16.26%	59.31%
Fund Market	15.92	26.30	15.92	59.51
Index	17.46	27.33	17.46	62.02

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was September 1, 2020. The first day of secondary market trading was September 3, 2020.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,011.40	$ 3.75		$ 1,000.00	$ 1,021.50	$ 3.77		0.74%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Kuwait ETF

Portfolio Management Commentary

Stocks in Kuwait advanced for the reporting period as rising global crude oil prices benefited the country’s economy and the government’s fiscal budget. Crude oil production constitutes approximately 60% of the country’s economic output and 95% of its export revenue. As oil prices rose, Kuwait’s finance ministry proposed a budget for fiscal year 2022 that projected a 74% decrease over the prior year’s record deficit. In addition, the April 2022 resignation of the country’s entire government, beset with infighting on budgetary matters, raised expectations that the country would move ahead with long-delayed plans to significantly boost oil production. However, political standoffs continued, and Kuwait dissolved its parliament in August 2022 with the budget still not approved.

Kuwait’s financials sector, which represented approximately 67% of the Index on average during the reporting period, contributed the most to the Index’s return. Banks in Kuwait rely heavily on large depositors, including many government-related institutions, for their loan commitments. The banking industry’s health ordinarily reflects development in global oil markets and geopolitics that, in turn, affect the ability of Kuwaiti authorities to support it. Amid high oil prices, private sector bank deposit volumes rose, and credit at Kuwaiti banks reached a record high in early 2022. Consumer loans also increased significantly. Bank earnings increased sharply, and the outlook improved as oil prices remained relatively high and the negative impacts of the COVID-19 pandemic on the global economy receded.

The industrials sector also contributed to the Index’s performance. The electrical equipment industry gained as sales costs fell for power and telecommunications cables. Preferential government contracts with relatively high profit margins favored domestic suppliers, boosting industry profitability. In addition, a large industrial conglomerate advanced, as it successfully raised capital from existing shareholders for future investment.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	65.4%
Industrials	13.2
Real Estate	7.9
Communication Services	4.4
Materials	2.5
Consumer Discretionary	2.3
Consumer Staples	1.6
Utilities	1.4
Energy	1.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

National Bank of Kuwait SAKP	22.0%
Kuwait Finance House KSCP	20.8
Ahli United Bank BSC	4.9
Agility Public Warehousing Co. KSC	4.4
Mobile Telecommunications Co. KSCP	4.3
Gulf Bank KSCP	3.4
Mabanee Co. KPSC	3.3
National Industries Group Holding SAK	3.2
Boubyan Petrochemicals Co. KSCP	2.5
Humansoft Holding Co. KSC	2.3

(a)	Excludes money market funds.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI New Zealand ETF

Investment Objective

The iShares MSCI New Zealand ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of New Zealand equities, as represented by the MSCI New Zealand IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(23.96)%	3.25%	8.17%	(23.96)%	17.31%	119.28%
Fund Market	(24.16)	2.96	8.10	(24.16)	15.73	117.96
Index	(23.05)	3.85	8.70	(23.05)	20.80	130.23

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI New Zealand Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI New Zealand IMI 25/50 Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 873.10	$ 2.36		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI New Zealand ETF

Portfolio Management Commentary

Stocks in New Zealand declined significantly for the reporting period amid rising inflation and slowing economic growth. Exports of goods and services, which comprise approximately one quarter of the nation’s economic output, declined substantially. Coronavirus pandemic-related lockdowns in China, New Zealand’s largest trade partner, disrupted supply chains across that country. In early 2022, New Zealand experienced its first significant wave of COVID-19 cases. Extended border closures weighed on tourism and international education. Domestic retail sales declined in the first two quarters of 2022, raising recession concerns. Nevertheless, the Bank of New Zealand continued raising interest rates to address inflation. A strong U.S. dollar also weighed on the Index’s performance, as the value of foreign currency-denominated investments diminished.

The healthcare sector detracted the most from the Index’s return, driven by the healthcare equipment industry. During the height of the coronavirus pandemic, global demand for healthcare equipment, such as breathing aids and respiratory masks used for treating COVID-19 patients, increased sharply. Production at a large manufacturer of respiratory equipment accelerated dramatically to meet that demand. However, during the reporting period, hospitals’ needs for that equipment decreased markedly as hospitalizations declined in most parts of the world. In turn, the company’s profits and stock price dropped sharply. Meanwhile, revenue and earnings outlooks dimmed as hospitals’ product inventories remained plentiful. At the same time, higher operating costs, including elevated freight and pandemic-related employee absenteeism expenses, further pressured profits.

The industrials sector also weighed on the Index’s performance. Within the transportation industry, airport and airline earnings declined amid New Zealand’s strict pandemic travel restrictions. Pandemic-related restrictions also disrupted the building products industry, particularly early in the reporting period.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Utilities	23.0%
Health Care	22.0
Industrials	17.5
Communication Services	16.6
Real Estate	9.4
Consumer Staples	6.0
Consumer Discretionary	3.6
Information Technology	1.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Fisher & Paykel Healthcare Corp. Ltd.	13.3%
Spark New Zealand Ltd.	11.9
Auckland International Airport Ltd.	11.1
Meridian Energy Ltd.	7.7
a2 Milk Co. Ltd. (The)	5.2
Chorus Ltd.	4.6
Contact Energy Ltd.	4.5
Fletcher Building Ltd.	4.5
Infratil Ltd.	4.5
Ryman Healthcare Ltd.	4.4

(a)	Excludes money market funds.

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Norway ETF

Investment Objective

The iShares MSCI Norway ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Norwegian equities, as represented by the MSCI Norway IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(6.50)%	3.52%	2.35%	(6.50)%	18.89%	26.19%
Fund Market	(7.38)	3.36	2.28	(7.38)	17.95	25.24
Index	(5.86)	4.02	2.73	(5.86)	21.77	30.88

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual			Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period(a)	Annualized Expense Ratio

$ 1,000.00	$ 910.60	$2.55	$ 1,000.00	$ 1,022.50	$2.70	0.53%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	17

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Norway ETF

Portfolio Management Commentary

Stocks in Norway declined for the reporting period as slowing global economic growth and supply chain issues outweighed the benefits from sharp increases in oil and gas prices and rising exports, which comprise approximately 40% of the country’s economic output. Norway’s central bank raised interest rates aggressively as global price pressures weighed on the economy. The declining value of the Norwegian krone relative to the U.S. dollar also diminished the value of Norwegian stocks in U.S. dollar terms.

The communication services sector detracted the most from the Index’s return. The media and entertainment industry declined amid weaker-than-expected revenue in classified advertising. Publishers of classified advertisements in Norway typically rely heavily on car manufacturers’ placements, but semiconductor shortages limited global automobile production and related advertising. The telecommunications industry weakened as rising inflation and growing economic uncertainty increased pressure to lower costs amid continued investment in 5G networks.

The information technology sector also detracted from the Index’s performance, driven by declines in the semiconductor industry as limited supplies of silicon wafers pressured companies’ ability to address order backlogs. Software and services stocks declined as disappointing earnings amplified investors’ concerns about generally high industry valuations. The consumer staples sector also detracted as global consumption of salmon dropped amid a decline in salmon populations.

On the upside, the energy sector contributed substantially to the Index’s performance. The integrated oil and gas industry advanced amid surging global energy prices. Russia responded to European sanctions over the war in Ukraine by reducing gas shipments to the E.U., and many large global economies shunned Russian oil. Norwegian crude oil and natural gas helped fill the ensuing supply gap in Europe. The industry also benefited from lower shipping costs as deliveries to Europe replaced shipments to Asia.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Energy	33.6%
Financials	17.7
Consumer Staples	14.7
Industrials	11.2
Materials	10.3
Communication Services	7.5
Information Technology	2.9
Other (each representing less than 1%)	2.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Equinor ASA	21.5%
DNB Bank ASA	10.0
Aker BP ASA	6.3
Mowi ASA	5.1
Norsk Hydro ASA	4.7
Telenor ASA	4.2
Yara International ASA	3.8
Orkla ASA	3.6
TOMRA Systems ASA	3.1
Gjensidige Forsikring ASA	2.3

(a)	Excludes money market funds.

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	19

Schedule of Investments August 31, 2022	iShares® MSCI Denmark ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 7.6%
DSV A/S	91,146	$13,468,465

Banks — 6.5%
Danske Bank A/S	347,920	4,645,740
Jyske Bank A/S, Registered(a)	41,074	2,055,955
Ringkjoebing Landbobank A/S	18,865	2,014,219
Spar Nord Bank A/S	111,055	1,257,427
Sydbank AS	49,918	1,442,423

		11,415,764

Beverages — 4.9%
Carlsberg A/S, Class B	49,403	6,414,986
Royal Unibrew A/S	30,389	2,276,740

		8,691,726

Biotechnology — 8.0%
Bavarian Nordic A/S(a)(b)	60,911	2,294,881
Genmab A/S(a)	30,337	10,798,945
Zealand Pharma A/S(a)	59,501	1,059,336

		14,153,162

Building Products — 0.8%
Rockwool A/S, Class B	6,891	1,418,404

Chemicals — 5.1%
Chr Hansen Holding A/S	56,123	3,270,124
Novozymes A/S, Class B	101,071	5,800,828

		9,070,952

Commercial Services & Supplies — 1.1%
ISS A/S(a)	111,296	1,948,737

Construction & Engineering — 0.5%
Per Aarsleff Holding A/S	30,128	867,110

Electric Utilities — 4.3%
Orsted A/S(c)	77,722	7,585,859

Electrical Equipment — 7.6%
NKT A/S(a)	34,558	1,764,085
Vestas Wind Systems A/S	466,896	11,682,251

		13,446,336

Energy Equipment & Services — 0.8%
Drilling Co. of 1972 A/S (The)(a)	30,142	1,430,335

Food Products — 0.7%
Schouw & Co. A/S	16,578	1,208,824

Health Care Equipment & Supplies — 6.9%
Ambu A/S, Class B(b)	138,978	1,397,264
Coloplast A/S, Class B	57,478	6,565,769
Demant A/S(a)	60,990	1,878,750
GN Store Nord AS	80,272	2,270,303

		12,112,086

Insurance — 4.2%
Alm Brand A/S	868,444	1,272,488
Topdanmark AS	34,707	1,821,464
Tryg A/S	189,982	4,292,791

		7,386,743

IT Services — 0.3%
Trifork Holding AG(b)	22,255	526,934

Life Sciences Tools & Services — 0.9%
Chemometec A/S	14,844	1,588,002

Security	Shares	Value

Machinery — 1.1%
FLSmidth & Co. A/S	51,765	$1,432,862
Nilfisk Holding A/S(a)	21,042	470,657

		1,903,519

Marine — 5.9%
AP Moller - Maersk A/S, Class A	1,139	2,660,826
AP Moller - Maersk A/S, Class B, NVS	1,975	4,738,328
D/S Norden A/S	38,495	1,794,800
Dfds A/S	36,258	1,254,629

		10,448,583

Oil, Gas & Consumable Fuels — 0.5%
TORM PLC, Class A	48,464	939,741

Pharmaceuticals — 25.8%
ALK-Abello AS(a)	99,632	1,852,342
H Lundbeck AS	281,005	1,103,592
H Lundbeck AS, Class A(a)	99,077	379,400
Novo Nordisk A/S, Class B	395,416	42,275,427

		45,610,761

Road & Rail — 0.3%
NTG Nordic Transport Group A/S, Class A(a)	13,746	532,473

Software — 2.2%
cBrain A/S	18,714	423,654
Netcompany Group A/S(a)(c)	33,061	1,344,247
SimCorp A/S	28,802	2,103,303

		3,871,204

Specialty Retail — 0.4%
Matas A/S	63,078	646,882

Textiles, Apparel & Luxury Goods — 1.8%
Pandora A/S	51,469	3,092,082

Tobacco — 0.6%
Scandinavian Tobacco Group A/S, Class A(c)	64,838	971,685

Trading Companies & Distributors — 0.4%
Solar A/S, Class B	9,521	769,761

Total Long-Term Investments — 99.2% (Cost: $192,274,637)		175,106,130

Short-Term Securities

Money Market Funds — 2.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(d)(e)(f)	3,636,586	3,637,677
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(d)(e)	160,000	160,000

Total Short-Term Securities — 2.2% (Cost: $3,796,384)		3,797,677

Total Investments in Securities — 101.4% (Cost: $196,071,021)		178,903,807

Liabilities in Excess of Other Assets — (1.4)%		(2,388,087)

Net Assets — 100.0%		$176,515,720

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Denmark ETF

(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$3,386,728	$251,552	(a)	$—	$(1,930)	$1,327	$3,637,677	3,636,586	$35,296	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	90,000	70,000	(a)	—	—	—	160,000	160,000	495		—

					$(1,930)	$1,327	$3,797,677		$35,791		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
OMX Copenhagen 25 Index	61	09/16/22	$1,357	$(83,571)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$83,571	$—	$—	$—	$83,571

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(119,091)	$—	$—	$—	$(119,091)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(76,311)	$—	$—	$—	$(76,311)

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Denmark ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,232,812

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$4,171,566	$170,934,564	$—	$175,106,130
Money Market Funds	3,797,677	—	—	3,797,677

	$7,969,243	$170,934,564	$—	$178,903,807

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(83,571)	$—	$(83,571)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI Finland ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.3%
Finnair OYJ(a)(b)	186,625	$76,493

Auto Components — 0.9%
Nokian Renkaat OYJ	20,656	214,373

Banks — 0.6%
Aktia Bank OYJ	13,906	143,661

Beverages — 0.3%
Anora Group OYJ	9,461	77,098

Building Products — 0.7%
Uponor OYJ	10,395	155,762

Chemicals — 1.0%
Kemira OYJ	19,539	235,186

Commercial Services & Supplies — 0.5%
Caverion OYJ	24,568	120,185

Communications Equipment — 14.4%
Nokia OYJ	645,980	3,255,329

Containers & Packaging — 2.3%
Huhtamaki OYJ	14,700	514,752

Diversified Telecommunication Services — 4.4%
Elisa OYJ	18,539	991,434

Electric Utilities — 2.8%
Fortum OYJ	61,102	628,523

Electrical Equipment — 0.4%
Kempower OYJ(a)	4,291	79,354

Entertainment — 0.7%
Remedy Entertainment OYJ	2,825	65,140
Rovio Entertainment OYJ(c)	15,449	93,075

		158,215

Food & Staples Retailing — 3.5%
Kesko OYJ, Class B	37,146	781,463

Health Care Equipment & Supplies — 0.8%
Revenio Group OYJ	3,912	176,963

Health Care Providers & Services — 0.4%
Oriola OYJ, Class B	52,535	99,783

Household Durables — 0.5%
YIT OYJ	31,697	103,721

Insurance — 11.2%
Sampo OYJ, Class A	55,863	2,527,260

IT Services — 1.6%
TietoEVRY OYJ	14,514	371,391

Leisure Products — 0.3%
Harvia OYJ	4,166	67,485

Machinery — 14.9%
Cargotec OYJ, Class B	6,653	226,262
Kone OYJ, Class B	24,986	999,252
Konecranes OYJ	9,744	229,075
Metso Outotec OYJ	90,711	709,464

Security	Shares	Value

Machinery (continued)
Valmet OYJ	25,299	$641,263
Wartsila OYJ Abp	68,129	561,740

		3,367,056

Media — 0.9%
Sanoma OYJ	15,144	206,551

Metals & Mining — 1.1%
Outokumpu OYJ	59,500	238,593

Multiline Retail — 0.8%
Puuilo OYJ	14,200	67,727
Tokmanni Group Corp.	9,485	113,241

		180,968

Oil, Gas & Consumable Fuels — 10.7%
Neste OYJ	49,245	2,429,591

Paper & Forest Products — 14.7%
Metsa Board OYJ, Class B	30,772	264,553
Stora Enso OYJ, Class R	66,185	985,228
UPM-Kymmene OYJ	61,062	2,074,538

		3,324,319

Pharmaceuticals — 3.2%
Orion OYJ, Class B	15,994	725,169

Professional Services — 0.4%
Talenom OYJ(b)	7,439	81,128

Real Estate Management & Development — 2.0%
Citycon OYJ	18,013	127,646
Kojamo OYJ	19,974	334,415

		462,061

Software — 1.2%
F-Secure Oyj(a)	27,447	69,054
QT Group OYJ(a)(b)	2,781	140,998
WithSecure OYJ(a)	36,237	60,910

		270,962

Specialty Retail — 0.8%
Kamux Corp.	9,988	60,963
Musti Group OYJ	6,611	130,715

		191,678

Textiles, Apparel & Luxury Goods — 0.5%
Marimekko OYJ	6,754	66,605
Spinnova OYJ(a)	7,443	51,120

		117,725

Total Long-Term Investments — 98.8% (Cost: $28,833,011)		22,374,232

Short-Term Securities

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(d)(e)(f)	143,748	143,791

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Finland ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(d)(e)	40,000	$40,000

Total Short-Term Securities — 0.8% (Cost: $183,725)		183,791

Total Investments in Securities — 99.6% (Cost: $29,016,736)		22,558,023

Other Assets Less Liabilities — 0.4%		94,382

Net Assets — 100.0%		$22,652,405

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$143,228	$579	(a)	$—		$(82)	$66	$143,791	143,748	$3,928	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	165,000	—		(125,000	)(a)	—	—	40,000	40,000	235		—

						$(82)	$66	$183,791		$4,163		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	7	09/16/22	$246	$(1,394)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$1,394	$—	$—	$—	$1,394

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Finland ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(6,523)	$—	$—	$—	$(6,523)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(9,404)	$—	$—	$—	$(9,404)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$257,971

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$466,483	$21,907,749	$—	$22,374,232
Money Market Funds	183,791	—	—	183,791

	$650,274	$21,907,749	$—	$22,558,023

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(1,394)	$—	$(1,394)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments August 31, 2022	iShares® MSCI Germany Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.0%
Hensoldt AG	8,350	$185,690
OHB SE	1,197	42,511

		228,201

Auto Components — 1.1%
ElringKlinger AG	6,445	45,233
Vitesco Technologies Group AG(a)	4,547	222,055

		267,288

Biotechnology — 1.1%
CureVac NV(a)(b)	12,759	127,178
MorphoSys AG(a)(b)	7,787	135,666

		262,844

Building Products — 0.4%
Steico SE	1,285	98,779

Capital Markets — 2.0%
AURELIUS Equity Opportunities SE & Co. KGaA	6,426	149,216
Deutsche Beteiligungs AG	3,225	90,198
flatexDEGIRO AG(a)	14,911	143,490
MLP SE	16,238	89,751

		472,655

Chemicals — 6.9%
K+S AG, Registered	43,490	990,771
LANXESS AG	18,639	628,908

		1,619,679

Commercial Services & Supplies — 2.9%
Befesa SA(b)(c)	9,089	374,072
Bilfinger SE(b)	6,993	207,632
Cewe Stiftung & Co. KGaA	1,274	100,737

		682,441

Construction & Engineering — 1.2%
HOCHTIEF AG(b)	5,618	277,376

Diversified Financial Services — 1.4%
GRENKE AG(b)	6,354	152,775
Hypoport SE(a)	886	173,017

		325,792

Electrical Equipment — 3.9%
Energiekontor AG	1,442	126,671
Nordex SE(a)(b)	28,457	273,631
PNE AG	7,833	129,678
SGL Carbon SE(a)	13,802	93,800
Varta AG(b)	4,133	289,959

		913,739

Electronic Equipment, Instruments & Components — 1.3%
Basler AG(b)	2,488	61,394
Jenoptik AG	11,705	247,705

		309,099

Entertainment — 3.5%
Borussia Dortmund GmbH & Co. KGaA(a)(b)	17,466	68,429
CTS Eventim AG & Co. KGaA(a)	13,088	703,659
Media and Games Invest SE(a)	25,491	53,789

		825,877

Equity Real Estate Investment Trusts (REITs) — 0.6%
Hamborner REIT AG	15,670	128,480

Food & Staples Retailing — 1.8%
METRO AG(a)	28,640	228,007

Security	Shares	Value

Food & Staples Retailing (continued)
Shop Apotheke Europe NV(a)(b)(c)	3,308	$184,418

		412,425

Food Products — 1.6%
KWS Saat SE & Co. KGaA	2,632	160,147
Suedzucker AG	16,238	222,675

		382,822

Health Care Equipment & Supplies — 1.3%
Draegerwerk AG & Co. KGaA	682	27,586
Eckert & Ziegler Strahlen- und Medizintechnik AG	3,376	133,034
Stratec SE	1,794	152,914

		313,534

Health Care Providers & Services — 1.3%
Medios AG(a)	3,269	80,127
Synlab AG	15,148	222,077

		302,204

Health Care Technology — 1.0%
CompuGroup Medical SE & Co. KgaA	6,105	229,609

Hotels, Restaurants & Leisure — 0.4%
Zeal Network SE	3,063	90,554

Independent Power and Renewable Electricity Producers — 2.5%
Encavis AG	27,347	584,442

Industrial Conglomerates — 0.6%
Indus Holding AG	4,593	102,532
MBB SE(b)	470	45,523

		148,055

Insurance — 0.4%
Wuestenrot & Wuerttembergische AG	5,288	86,113

Internet & Direct Marketing Retail — 0.8%
About You Holding SE(a)(b)	8,400	61,097
Bike24 Holding AG(a)(b)	4,522	13,951
Global Fashion Group SA(a)(b)	22,411	31,485
Takkt AG(b)	7,485	75,820

		182,353

IT Services — 4.0%
Adesso SE	741	89,786
CANCOM SE	8,759	245,295
Datagroup SE	944	62,043
GFT Technologies SE	3,900	129,647
Kontron AG(b)	9,725	147,958
Nagarro SE(a)	1,878	188,722
Secunet Security Networks AG	372	80,946

		944,397

Leisure Products — 0.2%
Tonies SE(a)	9,098	38,766

Life Sciences Tools & Services — 4.6%
Evotec SE(a)	32,166	707,120
Gerresheimer AG(b)	7,135	373,225

		1,080,345

Machinery — 6.4%
Deutz AG	26,149	98,469
Duerr AG	11,793	259,762
Heidelberger Druckmaschinen AG(a)(b)	59,195	86,323
JOST Werke AG(c)	3,047	112,926
Krones AG	3,230	266,004
Norma Group SE	7,211	113,384

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Germany Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Pfeiffer Vacuum Technology AG	788	$103,993
Stabilus SE	5,612	287,046
Vossloh AG	1,982	67,767
Wacker Neuson SE	6,379	105,610

		1,501,284

Media — 2.7%
ProSiebenSat.1 Media SE	39,707	306,931
Stroeer SE & Co. KGaA	7,729	328,469

		635,400

Metals & Mining — 5.1%
Aurubis AG	7,151	432,968
Salzgitter AG(b)	6,836	168,060
thyssenkrupp AG(a)	106,089	591,751

		1,192,779

Oil, Gas & Consumable Fuels — 1.8%
CropEnergies AG	5,957	97,591
VERBIO Vereinigte BioEnergie AG	5,025	322,519

		420,110

Pharmaceuticals — 0.8%
Dermapharm Holding SE	4,282	198,611

Professional Services — 0.7%
Amadeus Fire AG	1,293	128,989
Bertrandt AG	1,263	43,109

		172,098

Real Estate Management & Development — 4.5%
ADLER Group SA(a)(b)(c)	16,045	45,005
Deutsche EuroShop AG(b)	2,809	67,178
DIC Asset AG	9,447	96,704
Grand City Properties SA	22,019	261,244
Instone Real Estate Group SE(b)(c)	10,706	94,770
PATRIZIA SE	10,475	132,638
TAG Immobilien AG	39,879	367,903

		1,065,442

Road & Rail — 1.3%
Sixt SE	3,105	303,630

Semiconductors & Semiconductor Equipment — 4.7%
AIXTRON SE	25,743	603,297
Elmos Semiconductor SE	1,797	76,233
PVA TePla AG(a)	4,481	75,266
Siltronic AG	3,408	233,541
SMA Solar Technology AG(a)(b)	2,367	119,096

		1,107,433

Software — 3.4%
Atoss Software AG	904	119,920
Northern Data AG(a)(b)	1,086	25,201
Software AG(b)	11,770	320,148
TeamViewer AG(a)(c)	34,266	342,899

		808,168

Specialty Retail — 2.6%
Auto1 Group SE(a)(b)(c)	19,580	205,108
Ceconomy AG	36,151	52,304
Fielmann AG	5,726	212,787
Hornbach Holding AG & Co. KGaA	2,000	141,072

		611,271

Textiles, Apparel & Luxury Goods — 3.0%
Hugo Boss AG	12,797	697,464

Security	Shares	Value

Thrifts & Mortgage Finance — 3.0%
Aareal Bank AG(a)	13,601	$434,653
Deutsche Pfandbriefbank AG(c)	30,556	263,703

		698,356

Trading Companies & Distributors — 1.2%
BayWa AG	3,127	135,282
Kloeckner & Co. SE	16,920	152,693

		287,975

Transportation Infrastructure — 1.9%
Fraport AG Frankfurt Airport Services Worldwide(a)	8,404	363,380
Hamburger Hafen und Logistik AG	5,947	72,732

		436,112

Wireless Telecommunication Services — 3.3%
1&1 AG	10,049	161,510
Freenet AG	27,643	602,513

		764,023

Total Common Stocks — 94.2% (Cost: $32,374,433)		22,108,025

Preferred Stocks

Auto Components — 0.6%
Schaeffler AG, Preference Shares, NVS(b)	28,353	147,716

Chemicals — 1.8%
Fuchs Petrolub SE, Preference Shares, NVS	15,792	427,389

Construction Materials — 0.4%
STO SE & Co. KGaA, Preference Shares, NVS	573	89,622

Health Care Equipment & Supplies — 0.4%
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	1,940	91,787

Household Durables — 0.2%
Einhell Germany AG, Preference Shares, NVS	380	54,075

Machinery — 1.2%
Jungheinrich AG, Preference Shares, NVS	10,907	266,281

Road & Rail — 1.0%
Sixt SE, Preference Shares, NVS	3,766	225,095

Total Preferred Stocks — 5.6% (Cost: $1,792,998)		1,301,965

Total Long-Term Investments — 99.8% (Cost: $34,167,431)		23,409,990

Short-Term Securities

Money Market Funds — 10.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(d)(e)(f)	2,476,399	2,477,142
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(d)(e)	10,000	10,000

Total Short-Term Securities — 10.6% (Cost: $2,485,853)		2,487,142

Total Investments in Securities — 110.4% (Cost: $36,653,284)		25,897,132

Liabilities in Excess of Other Assets — (10.4)%		(2,433,466)

Net Assets — 100.0%		$23,463,666

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Germany Small-Cap ETF

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$3,634,912	$—		$(1,156,845	)(a)	$(1,404)	$479	$2,477,142	2,476,399	$106,119	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,000	0	(a)	—		—	—	10,000	10,000	73		—

						$(1,404)	$479	$2,487,142		$106,192		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	1	09/16/22	$35	$372

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$372	$—	$—	$—	$372

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Germany Small-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(25,635)	$—	$—	$—	$(25,635)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(894)	$—	$—	$—	$(894)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$61,616

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$799,388	$21,308,637	$—	$22,108,025
Preferred Stocks	54,075	1,247,890	—	1,301,965
Money Market Funds	2,487,142	—	—	2,487,142

	$3,340,605	$22,556,527	$—	$25,897,132

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$372	$—	$372

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments August 31, 2022	iShares® MSCI Ireland ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 4.7%
Ryanair Holdings PLC, ADR(a)	31,380	$2,281,640

Banks — 9.7%
AIB Group PLC	985,751	2,236,101
Bank of Ireland Group PLC	384,449	2,368,801
Permanent TSB Group Holdings PLC(a)	51,126	78,610

		4,683,512

Beverages — 2.4%
C&C Group PLC(a)	578,815	1,155,810

Building Products — 4.3%
Kingspan Group PLC	36,760	2,081,306

Construction Materials — 22.2%
CRH PLC	292,064	10,785,222

Containers & Packaging — 4.3%
Smurfit Kappa Group PLC	62,396	2,092,111

Equity Real Estate Investment Trusts (REITs) — 1.8%
Irish Residential Properties REIT PLC	680,563	867,727

Food Products — 11.0%
Dole PLC	28,738	260,079
Glanbia PLC	177,763	2,262,227
Kerry Group PLC, Class A	21,008	2,166,381
Origin Enterprises PLC	175,384	657,421

		5,346,108

Health Care Providers & Services — 2.5%
Uniphar PLC(a)	351,409	1,200,705

Hotels, Restaurants & Leisure — 21.6%
Dalata Hotel Group PLC(a)	303,576	1,063,324

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Flutter Entertainment PLC, Class DI(a)	74,964	$9,392,911

		10,456,235

Household Durables — 4.1%
Cairn Homes PLC(a)	1,017,455	1,015,334
Glenveagh Properties PLC(a)(b)	962,391	980,696

		1,996,030

Insurance — 0.2%
FBD Holdings PLC	9,492	96,821

Life Sciences Tools & Services — 4.2%
ICON PLC(a)	9,643	2,023,391

Marine — 0.5%
Irish Continental Group PLC	57,407	240,522

Metals & Mining — 1.3%
Kenmare Resources PLC	125,172	646,358

Pharmaceuticals — 0.6%
GH Research PLC(a)	19,709	306,475

Trading Companies & Distributors — 4.5%
Grafton Group PLC	256,888	2,156,319

Total Investments in Securities — 99.9% (Cost: $53,734,086)		48,416,292

Other Assets Less Liabilities — 0.1%		62,754

Net Assets — 100.0%		$48,479,046

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$30,000	$—	$(30,000	)(b)	$—	$—	$—	—	$131	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	3	09/16/22	$106	$(1,417)

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Ireland ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$1,417	$—	$—	$—	$1,417

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(35,952)	$—	$—	$—	$(35,952)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(1,417)	$—	$—	$—	$(1,417)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$84,736

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$9,547,530	$38,868,762	$—	$48,416,292

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(1,417)	$—	$(1,417)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments August 31, 2022	iShares® MSCI Kuwait ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 4.4%
Agility Public Warehousing Co. KSC	468,086	$1,277,010

Airlines — 1.6%
Jazeera Airways Co. KSCP	77,553	471,312

Banks — 60.4%
Ahli United Bank BSC	1,449,692	1,432,426
Ahli United Bank KSCP	48,900	44,112
Al Ahli Bank of Kuwait KSCP	551,553	626,009
Boubyan Bank KSCP	16,241	44,023
Burgan Bank SAK	735,640	580,063
Gulf Bank KSCP	858,866	975,204
Kuwait Finance House KSCP	2,064,948	6,027,543
Kuwait International Bank KSCP	614,409	428,503
Kuwait Projects Co. Holding KSCP	884,544	462,762
National Bank of Kuwait SAKP	1,864,244	6,377,227
Warba Bank KSCP(a)	721,600	585,158

		17,583,030

Capital Markets — 1.2%
Boursa Kuwait Securities Co. KPSC	38,760	289,462
Noor Financial Investment Co. KSC	99,703	63,535

		352,997

Chemicals — 2.5%
Boubyan Petrochemicals Co. KSCP	244,777	728,225

Construction & Engineering — 0.6%
Combined Group Contracting Co. SAK	119,244	177,463

Diversified Consumer Services — 2.3%
Humansoft Holding Co. KSC	59,361	666,743

Diversified Financial Services — 3.6%
A’ayan Leasing & Investment Co. KSCP	666,613	287,467
Alimtiaz Investment Group KSC	1,273,038	386,593
National Investments Co. KSCP	403,226	377,119

		1,051,179

Electrical Equipment — 1.6%
Gulf Cable & Electrical Industries Co. KSCP	96,146	451,744

Energy Equipment & Services — 1.3%
Heavy Engineering & Ship Building Co. KSCP	153,103	373,354

Food Products — 1.6%
Mezzan Holding Co. KSCC	192,328	264,995

Security	Shares	Value

Food Products (continued)
Qurain Petrochemical Industries Co.	190,983	$195,841

		460,836

Independent Power and Renewable Electricity Producers — 1.4%
Shamal Az-Zour Al-Oula for the First Phase of Az-Zour Power Plant KSC	636,648	415,407

Industrial Conglomerates — 3.1%
National Industries Group Holding SAK	1,008,862	915,954

Real Estate Management & Development — 7.9%
Commercial Real Estate Co. Ksc	1,345,768	480,055
Kuwait Real Estate Co. KSC	939,627	381,506
Mabanee Co. KPSC	355,685	955,938
National Real Estate Co. KPSC(a)	898,995	486,724

		2,304,223

Trading Companies & Distributors — 1.9%
ALAFCO Aviation Lease & Finance Co. KSCP(a)	366,481	230,428
Integrated Holding Co. KCSC	234,444	313,475

		543,903

Wireless Telecommunication Services — 4.3%
Mobile Telecommunications Co. KSCP	641,844	1,260,062

Total Long-Term Investments — 99.7% (Cost: $23,196,452)		29,033,442

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(b)(c)	50,000	50,000

Total Short-Term Securities — 0.2% (Cost: $50,000)		50,000

Total Investments in Securities — 99.9% (Cost: $23,246,452)		29,083,442

Other Assets Less Liabilities — 0.1%		32,500

Net Assets — 100.0%		$29,115,942

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$10,000	$40,000	(a)	$—	$—	$—	$50,000	50,000	$143	$—

(a)	Represents net amount purchased (sold).

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Kuwait ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	1	09/16/22	$49	$(1,783)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$1,783	$—	$—	$—	$1,783

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(2,945)	$—	$—	$—	$(2,945)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(1,783)	$—	$—	$—	$(1,783)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$9,819

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$459,430	$28,574,012	$—	$29,033,442
Money Market Funds	50,000	—	—	50,000

	$509,430	$28,574,012	$—	$29,083,442

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(1,783)	$—	$—	$(1,783)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments August 31, 2022	iShares® MSCI New Zealand ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 1.8%
Air New Zealand Ltd.(a)	5,116,139	$2,114,135

Building Products — 4.5%
Fletcher Building Ltd.	1,522,138	5,196,219

Diversified Telecommunication Services — 16.6%
Chorus Ltd.	1,087,710	5,326,935
Spark New Zealand Ltd.	4,149,474	13,726,108

		19,053,043

Electric Utilities — 15.4%
Contact Energy Ltd.	1,087,526	5,225,283
Genesis Energy Ltd.	1,372,991	2,481,294
Infratil Ltd.	939,798	5,190,102
Mercury NZ Ltd.	1,357,319	4,803,544

		17,700,223

Equity Real Estate Investment Trusts (REITs) — 9.4%
Argosy Property Ltd.	2,357,564	1,912,384
Goodman Property Trust	2,742,683	3,644,629
Kiwi Property Group Ltd.	4,047,299	2,520,331
Precinct Properties New Zealand Ltd.	3,342,149	2,735,084

		10,812,428

Food Products — 6.0%
a2 Milk Co. Ltd. (The)(a)	1,572,687	5,982,403
Synlait Milk Ltd.(a)	439,572	933,498

		6,915,901

Health Care Equipment & Supplies — 13.2%
Fisher & Paykel Healthcare Corp. Ltd.	1,274,086	15,252,957

Health Care Providers & Services — 8.7%
Oceania Healthcare Ltd.(b)	2,141,965	1,294,315
Ryman Healthcare Ltd.	900,683	5,040,232
Summerset Group Holdings Ltd.	552,062	3,721,044

		10,055,591

Security	Shares	Value

Hotels, Restaurants & Leisure — 2.8%
SKYCITY Entertainment Group Ltd.	1,884,242	$3,277,839

Independent Power and Renewable Electricity Producers — 7.7%
Meridian Energy Ltd.	2,891,676	8,821,908

IT Services — 1.9%
Pushpay Holdings Ltd.(a)(b)	2,803,609	2,182,971

Multiline Retail — 0.8%
Warehouse Group Ltd. (The)	453,716	913,324

Transportation Infrastructure — 11.1%
Auckland International Airport Ltd.(a)	2,775,178	12,798,463

Total Long-Term Investments — 99.9% (Cost: $146,695,109)		115,095,002

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(c)(d)(e)	437,744	437,876

Total Short-Term Securities — 0.4% (Cost: $437,578)		437,876

Total Investments in Securities — 100.3% (Cost: $147,132,687)		115,532,878

Liabilities in Excess of Other Assets — (0.3)%		(385,867)

Net Assets — 100.0%		$115,147,011

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$6,794,552	$—	$(6,356,583	)(a)	$(391)	$298	$437,876	437,744	$74,148	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	50,000	—	(50,000	)(a)	—	—	—	—	192		—

					$(391)	$298	$437,876		$74,340		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI New Zealand ETF

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(256,025)	$—	$—	$—	$(256,025)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(447)	$—	$—	$—	$(447)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$105,748

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$913,324	$114,181,678	$—	$115,095,002
Money Market Funds	437,876	—	—	437,876

	$ 1,351,200	$114,181,678	$ —	$115,532,878

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments August 31, 2022	iShares® MSCI Norway ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.7%
Kongsberg Gruppen ASA	17,046	$582,643

Airlines — 0.3%
Norwegian Air Shuttle ASA(a)	121,092	102,771

Banks — 12.8%
DNB Bank ASA	176,777	3,361,237
SpareBank 1 Nord Norge	18,130	163,643
SpareBank 1 Oestlandet	7,707	87,822
SpareBank 1 SMN	24,680	300,493
SpareBank 1 SR-Bank ASA	34,179	390,962

		4,304,157

Biotechnology — 0.3%
Nykode Therapeutics AS(a)(b)	24,512	91,112

Chemicals — 5.5%
Bewi ASA(a)	8,594	48,502
Borregaard ASA	18,158	276,941
Elkem ASA(c)	60,034	238,908
Yara International ASA	30,463	1,288,508

		1,852,859

Commercial Services & Supplies — 3.7%
Aker Carbon Capture ASA(a)	61,855	132,460
Aker Horizons Holding AS(a)	44,090	79,035
TOMRA Systems ASA	45,134	1,028,453

		1,239,948

Construction & Engineering — 0.6%
Veidekke ASA	20,523	209,596

Containers & Packaging — 0.1%
Elopak ASA	23,012	46,312

Diversified Telecommunication Services — 4.2%
Telenor ASA	129,321	1,415,159

Electrical Equipment — 1.2%
NEL ASA(a)(b)	277,632	407,428

Energy Equipment & Services — 3.4%
Aker Solutions ASA	46,776	183,446
Borr Drilling Ltd.(a)(b)	25,257	98,413
BW Offshore Ltd.	23,792	64,466
Odfjell Drilling Ltd.(a)	16,902	45,910
Subsea 7 SA	45,289	406,555
TGS ASA	22,299	339,347

		1,138,137

Entertainment — 0.3%
Kahoot! ASA(a)(b)	49,890	99,062

Food Products — 14.7%
Austevoll Seafood ASA	17,342	185,888
Bakkafrost P/F	9,584	560,816
Grieg Seafood ASA	9,705	117,422
Leroy Seafood Group ASA	56,876	380,028
Mowi ASA	83,292	1,707,630
Norway Royal Salmon ASA(a)	2,407	60,309
Orkla ASA	143,063	1,197,996
Salmar ASA	11,222	742,081

		4,952,170

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.7%
Scatec ASA(c)	22,648	$229,732

Industrial Conglomerates — 1.6%
Aker ASA, Class A	4,945	388,906
Bonheur ASA	3,974	148,762

		537,668

Insurance — 4.8%
Gjensidige Forsikring ASA	38,101	773,162
Protector Forsikring ASA	11,515	137,886
Storebrand ASA	89,494	716,316

		1,627,364

Interactive Media & Services — 1.3%
Adevinta ASA(a)	54,912	444,273

IT Services — 0.5%
Atea ASA	15,988	176,048

Machinery — 0.3%
Hexagon Composites ASA(a)	22,291	63,099
Hexagon Purus ASA(a)	13,880	34,052

		97,151

Marine — 1.7%
Golden Ocean Group Ltd.(b)	24,814	233,873
MPC Container Ships AS	50,646	104,414
Stolt-Nielsen Ltd.	4,878	104,240
Wallenius Wilhelmsen ASA	20,107	113,201

		555,728

Media — 1.7%
Schibsted ASA, Class A	13,901	254,399
Schibsted ASA, Class B	18,507	317,413

		571,812

Metals & Mining — 4.6%
Norsk Hydro ASA	227,683	1,564,432

Multiline Retail — 0.5%
Europris ASA(c)	30,153	180,897

Oil, Gas & Consumable Fuels — 30.1%
Aker BP ASA	60,224	2,109,697
BW Energy Ltd.(a)	16,568	41,315
BW LPG Ltd.(c)	15,810	102,770
DNO ASA	83,436	118,547
Equinor ASA	185,834	7,212,335
Flex LNG Ltd.	5,659	187,034
Frontline Ltd./Bermuda(a)	22,944	268,590
Hafnia Ltd.	21,972	98,055

		10,138,343

Professional Services — 0.1%
Meltwater Holding BV(a)(b)	24,990	23,924

Real Estate Management & Development — 0.6%
Entra ASA(c)	12,117	157,560
Selvaag Bolig ASA	7,922	32,684

		190,244

Semiconductors & Semiconductor Equipment — 1.8%
Nordic Semiconductor ASA(a)	33,097	505,990
REC Silicon ASA(a)(b)	51,972	107,092

		613,082

Software — 0.6%
Crayon Group Holding ASA(a)(c)	13,193	142,783

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Norway ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
LINK Mobility Group Holding ASA(a)	33,338	$26,630
Volue ASA(a)	9,363	29,629

		199,042

Total Long-Term Investments — 99.7% (Cost: $38,457,967)		33,591,094

Short-Term Securities

Money Market Funds — 2.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(d)(e)(f)	860,226	860,484
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(d)(e)	10,000	10,000

Total Short-Term Securities — 2.6% (Cost: $870,129)		870,484

Total Investments in Securities — 102.3% (Cost: $39,328,096)		34,461,578

Liabilities in Excess of Other Assets — (2.3)%		(771,465)

Net Assets — 100.0%		$33,690,113

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$775,553	$85,353	(a)	$—		$(777)	$355	$860,484	860,226	$28,208	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	20,000	—		(10,000	)(a)	—	—	10,000	10,000	108		—

						$(777)	$355	$870,484		$28,316		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	2	09/16/22	$70	$(5,467)

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Norway ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$5,467	$—	$—	$—	$5,467

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$15,357	$—	$—	$—	$15,357

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(5,234)	$—	$—	$—	$(5,234)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$90,311

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$538,889	$33,052,205	$—	$33,591,094
Money Market Funds	870,484	—	—	870,484

	$1,409,373	$33,052,205	$—	$34,461,578

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(5,467)	$—	$(5,467)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2022

	iShares MSCI Denmark ETF	iShares MSCI Finland ETF	iShares MSCI Germany Small-Cap ETF	iShares MSCI Ireland ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$175,106,130	$22,374,232	$23,409,990	$48,416,292
Investments, at value — affiliated(c)	3,797,677	183,791	2,487,142	—
Cash	698	5,735	6,119	9,545
Foreign currency, at value(d)	92,468	7,982	46,649	39,774
Foreign currency collateral pledged for futures contracts(e)	122,691	23,114	4,020	12,060
Receivables:
Investments sold	2,712,408	842,250	145,549	4,805,385
Securities lending income — affiliated	2,560	425	10,951	—
Dividends — unaffiliated	28,107	—	5,219	45,690
Dividends — affiliated	214	85	15	16
Tax reclaims	1,161,402	356,828	1,035	28,120

Total assets	183,024,355	23,794,442	26,116,689	53,356,882

LIABILITIES
Collateral on securities loaned, at value	3,639,257	143,781	2,476,311	—

Payables:
Investments purchased	2,792,219	856,749	163,456	4,808,644
Variation margin on futures contracts	4,487	6,986	540	1,444
Capital shares redeemed	—	—	—	45,376
Investment advisory fees	72,672	10,284	12,716	22,372
Professional fees	—	22,667	—	—
IRS compliance fee for foreign withholding tax claims	—	101,570	—	—

Total liabilities	6,508,635	1,142,037	2,653,023	4,877,836

NET ASSETS	$176,515,720	$22,652,405	$23,463,666	$48,479,046

NET ASSETS CONSIST OF
Paid-in capital	$198,145,472	$33,784,130	$36,639,805	$67,987,149
Accumulated loss	(21,629,752)	(11,131,725)	(13,176,139)	(19,508,103)

NET ASSETS	$176,515,720	$22,652,405	$23,463,666	$48,479,046

NET ASSET VALUE
Shares outstanding	2,050,000	650,000	450,000	1,150,000

Net asset value	$86.11	$34.85	$52.14	$42.16

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$192,274,637	$28,833,011	$34,167,431	$53,734,086
(b) Securities loaned, at value	$3,453,067	$118,689	$2,340,863	$—
(c) Investments, at cost — affiliated	$3,796,384	$183,725	$2,485,853	$—
(d) Foreign currency, at cost	$88,596	$7,106	$46,964	$40,796
(e) Foreign currency collateral pledged, at cost	$128,620	$24,448	$4,178	$12,537

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Assets and Liabilities   (continued)

August 31, 2022

	iShares MSCI Kuwait ETF	iShares MSCI New Zealand ETF	iShares MSCI Norway ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$29,033,442	$115,095,002	$33,591,094
Investments, at value — affiliated(c)	50,000	437,876	870,484
Cash	2,974	8,307	6,998
Foreign currency, at value(d)	37,582	73,592	94,602
Cash pledged for futures contracts	1,920	—	—
Foreign currency collateral pledged for futures contracts(e)	—	—	12,059
Receivables:
Investments sold	1,138,100	1,114,413	189,968
Securities lending income — affiliated	—	82	1,717
Variation margin on futures contracts	1,220	—	—
Dividends — unaffiliated	33,192	—	1,624
Dividends — affiliated	30	28	15
Tax reclaims	—	—	3,774

Total assets	30,298,460	116,729,300	34,772,335

LIABILITIES
Collateral on securities loaned, at value	—	438,410	860,900
Payables:
Investments purchased	1,164,112	1,087,144	204,312
Variation margin on futures contracts	—	—	1,363
Capital shares redeemed	—	3,338	—
Investment advisory fees	18,406	53,397	15,647

Total liabilities	1,182,518	1,582,289	1,082,222

NET ASSETS	$29,115,942	$115,147,011	$33,690,113

NET ASSETS CONSIST OF
Paid-in capital	$23,191,568	$179,952,743	$49,725,034
Accumulated earnings (loss)	5,924,374	(64,805,732)	(16,034,921)

NET ASSETS	$29,115,942	$115,147,011	$33,690,113

NET ASSET VALUE
Shares outstanding	800,000	2,450,000	1,300,000

Net asset value	$36.39	$47.00	$25.92

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Investments, at cost — unaffiliated	$23,196,452	$146,695,109	$38,457,967
(b) Securities loaned, at value	$—	$414,117	$754,516
(c) Investments, at cost — affiliated	$50,000	$437,578	$870,129
(d) Foreign currency, at cost	$37,631	$74,955	$96,921
(e) Foreign currency collateral pledged, at cost	$—	$343	$12,321

See notes to financial statements.

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2022

	iShares MSCI Denmark ETF	iShares MSCI Finland ETF	iShares MSCI Germany Small-Cap ETF	iShares MSCI Ireland ETF

INVESTMENT INCOME
Dividends — unaffiliated	$3,539,740	$1,189,128	$764,346	$1,062,976
Dividends — affiliated	753	246	332	131
Securities lending income — affiliated — net	35,038	3,917	105,860	—
Foreign taxes withheld	(527,225)	(453)	(83,171)	(23,728)
IRS Compliance fee for foreign withholding tax claims	—	32,533	—	—

Total investment income	3,048,306	1,225,371	787,367	1,039,379

EXPENSES
Investment advisory fees	849,111	140,558	206,140	340,648
Professional fees	217	9,717	217	217

Total expenses	849,328	150,275	206,357	340,865

Net investment income	2,198,978	1,075,096	581,010	698,514

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,215,609)	(2,446,681)	(161,577)	(3,915,818)
Investments — affiliated	(1,930)	(82)	(1,404)	—
In-kind redemptions — unaffiliated(a)	3,492,307	(747,556)	441,471	5,779,679
Futures contracts	(119,091)	(6,523)	(25,635)	(35,952)
Foreign currency transactions	(34,110)	(4,963)	(17,609)	(41,420)

	1,121,567	(3,205,805)	235,246	1,786,489

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(49,217,029)	(8,069,436)	(15,946,355)	(26,710,977)
Investments — affiliated	1,327	66	479	—
Futures contracts	(76,311)	(9,404)	(894)	(1,417)
Foreign currency translations	(169,641)	(48,727)	(672)	(7,125)

	(49,461,654)	(8,127,501)	(15,947,442)	(26,719,519)

Net realized and unrealized loss	(48,340,087)	(11,333,306)	(15,712,196)	(24,933,030)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(46,141,109)	$(10,258,210)	$(15,131,186)	$(24,234,516)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Operations  (continued)

Year Ended August 31, 2022

	iShares MSCI Kuwait ETF	iShares MSCI New Zealand ETF	iShares MSCI Norway ETF

INVESTMENT INCOME
Dividends — unaffiliated	$674,759	$3,550,854	$2,270,472
Dividends — affiliated	143	212	212
Securities lending income — affiliated — net	—	74,128	28,104
Foreign taxes withheld	—	(481,029)	(508,329)

Total investment income	674,902	3,144,165	1,790,459

EXPENSES
Investment advisory fees	157,959	640,990	242,357
Commitment fees	216	—	—
Professional fees	—	217	217

Total expenses	158,175	641,207	242,574

Net investment income	516,727	2,502,958	1,547,885

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	993,328	(6,487,103)	(2,389,899)
Investments — affiliated	—	(391)	(777)
In-kind redemptions — unaffiliated(a)	—	1,750,191	6,624,211
Futures contracts	(2,945)	(256,025)	15,357
Foreign currency transactions	(20,187)	(144,456)	(11,928)

	970,196	(5,137,784)	4,236,964

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,966,067	(33,244,664)	(8,681,265)
Investments — affiliated	—	298	355
Futures contracts	(1,783)	(447)	(5,234)
Foreign currency translations	(38)	(5,799)	2,413

	1,964,246	(33,250,612)	(8,683,731)

Net realized and unrealized gain (loss)	2,934,442	(38,388,396)	(4,446,767)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,451,169	$(35,885,438)	$(2,898,882)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI Denmark ETF		iShares MSCI Finland ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,198,978	$1,236,501	$1,075,096	$796,078
Net realized gain (loss)	1,121,567	25,780,084	(3,205,805)	5,459,015
Net change in unrealized appreciation (depreciation)	(49,461,654)	23,679,075	(8,127,501)	2,768,929

Net increase (decrease) in net assets resulting from operations	(46,141,109)	50,695,660	(10,258,210)	9,024,022

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,119,208)	(1,262,684)	(1,184,601)	(1,012,192)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	57,908,228	7,535,488	2,896,784	(11,952,774)

NET ASSETS
Total increase (decrease) in net assets	9,647,911	56,968,464	(8,546,027)	(3,940,944)
Beginning of year	166,867,809	109,899,345	31,198,432	35,139,376

End of year	$176,515,720	$166,867,809	$22,652,405	$31,198,432

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Statements of Changes in Net Assets (continued)

	iShares MSCI Germany Small-Cap ETF		iShares MSCI Ireland ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$581,010	$515,265	$698,514	$382,349
Net realized gain	235,246	2,938,871	1,786,489	897,808
Net change in unrealized appreciation (depreciation)	(15,947,442)	8,182,752	(26,719,519)	21,766,178

Net increase (decrease) in net assets resulting from operations	(15,131,186)	11,636,888	(24,234,516)	23,046,335

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(680,980)	(638,366)	(817,439)	(400,086)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(3,365,971)	(219,216)	(9,098,537)	6,863,827

NET ASSETS
Total increase (decrease) in net assets	(19,178,137)	10,779,306	(34,150,492)	29,510,076
Beginning of year	42,641,803	31,862,497	82,629,538	53,119,462

End of year	$23,463,666	$42,641,803	$48,479,046	$82,629,538

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Kuwait ETF			iShares MSCI New Zealand ETF

	Year Ended 08/31/22	Period From 09/01/20 to 08/31/21	(a)	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$516,727	$304,140		$2,502,958	$2,806,128
Net realized gain (loss)	970,196	248,230		(5,137,784)	23,039,126
Net change in unrealized appreciation (depreciation)	1,964,246	3,870,920		(33,250,612)	(15,378,739)

Net increase (decrease) in net assets resulting from operations	3,451,169	4,423,290		(35,885,438)	10,466,515

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(1,532,424)	(314,726)		(3,416,129)	(3,787,802)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	8,535,177	14,553,456		11,592,502	(31,025,621)

NET ASSETS
Total increase (decrease) in net assets	10,453,922	18,662,020		(27,709,065)	(24,346,908)
Beginning of period	18,662,020	—		142,856,076	167,202,984

End of period	$29,115,942	$18,662,020		$115,147,011	$142,856,076

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Statements of Changes in Net Assets (continued)

	iShares MSCI Norway ETF

	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,547,885	$889,347
Net realized gain (loss)	4,236,964	(293,143)
Net change in unrealized appreciation (depreciation)	(8,683,731)	6,244,495

Net increase (decrease) in net assets resulting from operations	(2,898,882)	6,840,699

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,471,431)	(908,885)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(7,807,097)	8,572,191

NET ASSETS
Total increase (decrease) in net assets	(12,177,410)	14,504,005
Beginning of year	45,867,523	31,363,518

End of year	$33,690,113	$45,867,523

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Denmark ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$115.08	$84.54	$60.99	$67.75	$67.57

Net investment income(a)	1.37	0.76	0.50	0.97	0.90
Net realized and unrealized gain (loss)(b)	(28.97)	30.62	23.52	(5.99)	0.77

Net increase (decrease) from investment operations	(27.60)	31.38	24.02	(5.02)	1.67

Distributions from net investment income(c)	(1.37)	(0.84)	(0.47)	(1.74)	(1.49)

Net asset value, end of year	$86.11	$115.08	$84.54	$60.99	$67.75

Total Return(d)
Based on net asset value	(24.07)%	37.21%	39.52%	(7.41)%	2.58%

Ratios to Average Net Assets(e)
Total expenses	0.53%	0.53%	0.53%	0.53%	0.53%

Net investment income	1.37%	0.77%	0.71%	1.59%	1.34%

Supplemental Data
Net assets, end of year (000)	$176,516	$166,868	$109,899	$33,544	$40,649

Portfolio turnover rate(f)	12%	11%	21%	14%	13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Finland ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$52.00	$41.34	$35.63	$41.83	$39.79

Net investment income(a)	1.73	1.10	0.85	1.30	1.39
Net realized and unrealized gain (loss)(b)	(16.54)	10.93	6.25	(5.98)	2.16

Net increase (decrease) from investment operations	(14.81)	12.03	7.10	(4.68)	3.55

Distributions from net investment income(c)	(2.34)	(1.37)	(1.39)	(1.52)	(1.51)

Net asset value, end of year	$34.85	$52.00	$41.34	$35.63	$41.83

Total Return(d)
Based on net asset value	(28.85)%	29.37%	20.61%	(11.24)%	9.08%

Ratios to Average Net Assets(e)
Total expenses	0.57%	0.55%	0.53%	0.53%	0.53%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	0.53%	0.53%	0.53%	N/A

Net investment income	4.05%	2.39%	2.36%	3.40%	3.38%

Supplemental Data
Net assets, end of year (000)	$22,652	$31,198	$35,139	$26,725	$39,735

Portfolio turnover rate(f)	20%	12%	22%	16%	11%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Germany Small-Cap ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$85.28	$63.72	$52.75	$63.43	$57.18

Net investment income(a)	1.19	0.99	0.38	1.07	1.33
Net realized and unrealized gain (loss)(b)	(32.86)	21.79	10.74	(10.06)	6.19

Net increase (decrease) from investment operations	(31.67)	22.78	11.12	(8.99)	7.52

Distributions from net investment income(c)	(1.47)	(1.22)	(0.15)	(1.69)	(1.27)

Net asset value, end of year	$52.14	$85.28	$63.72	$52.75	$63.43

Total Return(d)
Based on net asset value	(37.52)%	35.96%	21.12%	(14.08)%	13.22%

Ratios to Average Net Assets(e)
Total expenses	0.59%	0.59%	0.59%	0.59%	0.59%

Net investment income	1.66%	1.30%	0.69%	1.95%	2.09%

Supplemental Data
Net assets, end of year (000)	$23,464	$42,642	$31,862	$36,927	$60,260

Portfolio turnover rate(f)	27%	24%	25%	13%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Ireland ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$61.21	$42.50	$39.39	$46.25	$43.80

Net investment income(a)	0.52	0.32	0.43	0.61	0.61
Net realized and unrealized gain (loss)(b)	(18.92)	18.74	3.34	(6.80)	2.62

Net increase (decrease) from investment operations	(18.40)	19.06	3.77	(6.19)	3.23

Distributions from net investment income(c)	(0.65)	(0.35)	(0.66)	(0.67)	(0.78)

Net asset value, end of year	$42.16	$61.21	$42.50	$39.39	$46.25

Total Return(d)
Based on net asset value	(30.16)%	44.90%	9.59%	(13.44)%	7.38%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.51%	0.49%	0.47%

Net investment income	1.02%	0.62%	1.06%	1.49%	1.31%

Supplemental Data
Net assets, end of year (000)	$48,479	$82,630	$53,119	$55,151	$69,381

Portfolio turnover rate(f)	33%	40%	47%	24%	20%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Kuwait ETF

	Year Ended 08/31/22	Period From
		09/01/20	(a)
		to 08/31/21

Net asset value, beginning of period	$33.93	$25.22

Net investment income(b)	0.87	0.66
Net realized and unrealized gain(c)	4.38	8.62

Net increase from investment operations	5.25	9.28

Distributions from net investment income(d)	(2.79)		(0.57)

Net asset value, end of period	$36.39	$33.93

Total Return(e)
Based on net asset value	16.26%	37.03	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.74%	0.74	%(h)

Net investment income	2.42%	2.24	%(h)

Supplemental Data
Net assets, end of period (000)	$29,116	$18,662

Portfolio turnover rate(i)	26%	16	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI New Zealand ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$63.49	$60.80	$51.80	$49.11	$46.26

Net investment income(a)	1.06	1.04	1.06	1.58	1.71
Net realized and unrealized gain (loss)(b)	(16.12)	2.97	9.49	2.70	2.86

Net increase (decrease) from investment operations	(15.06)	4.01	10.55	4.28	4.57

Distributions from net investment income(c)	(1.43)	(1.32)	(1.55)	(1.59)	(1.72)

Net asset value, end of year	$47.00	$63.49	$60.80	$51.80	$49.11

Total Return(d)
Based on net asset value	(23.96)%	6.58%	20.71%	9.00%	10.02%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.51%	0.50%	0.47%

Net investment income	1.95%	1.64%	1.96%	3.16%	3.58%

Supplemental Data
Net assets, end of year (000)	$115,147	$142,856	$167,203	$165,751	$142,406

Portfolio turnover rate(f)	12%	16%	12%	15%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Norway ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$28.67	$22.40	$22.63	$27.67	$25.07

Net investment income(a)	0.97	0.69	0.34	0.67	0.72
Net realized and unrealized gain (loss)(b)	(2.79)	6.30	(0.15)	(4.91)	2.56

Net increase (decrease) from investment operations	(1.82)	6.99	0.19	(4.24)	3.28

Distributions from net investment income(c)	(0.93)	(0.72)	(0.42)	(0.80)	(0.68)

Net asset value, end of year	$25.92	$28.67	$22.40	$22.63	$27.67

Total Return(d)
Based on net asset value	(6.50)%	31.42%	1.04%	(15.42)%	13.21%

Ratios to Average Net Assets(e)
Total expenses	0.53%	0.53%	0.53%	0.53%	0.53%

Net investment income	3.39%	2.61%	1.58%	2.66%	2.67%

Supplemental Data
Net assets, end of year (000)	$33,690	$45,868	$31,364	$22,632	$30,434

Portfolio turnover rate(f)	27%	12%	16%	13%	13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

MSCI Denmark	Non-diversified
MSCI Finland	Non-diversified
MSCI Germany Small-Cap	Diversified
MSCI Ireland	Non-diversified
MSCI Kuwait	Non-diversified
MSCI New Zealand	Non-diversified
MSCI Norway	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements  (continued)

or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI Denmark
Barclays Capital, Inc.	$196,946	$(196,946)	$—		$—
BNP Paribas SA	2,271,899	(2,271,899)	—		—
Citigroup Global Markets, Inc.	79,999	(79,999)	—		—
J.P. Morgan Securitiaes LLC	10,104	(10,104)	—		—
Morgan Stanley	894,119	(894,119)	—		—

	$3,453,067	$(3,453,067)	$—		$—

MSCI Finland
BofA Securities, Inc.	$18,276	$(18,276)	$—		$—
J.P. Morgan Securities LLC	30,243	(30,243)	—		—
Morgan Stanley	70,170	(70,170)	—		—

	$118,689	$(118,689)	$—		$—

MSCI Germany Small-Cap
Barclays Capital, Inc.	$166,953	$(166,953)	$—		$—
BNP Paribas SA	23,936	(23,936)	—		—
BofA Securities, Inc.	207,344	(207,344)	—		—
Citigroup Global Markets, Inc.	1,540	(1,540)	—		—
Goldman Sachs & Co. LLC	768,486	(768,486)	—		—
J.P. Morgan Securities LLC	72,791	(72,791)	—		—
Morgan Stanley	994,483	(994,483)	—		—
Scotia Capital (USA), Inc.	60,777	(60,777)	—		—
UBS AG	44,553	(44,553)	—		—

	$2,340,863	$(2,340,863)	$—		$—

MSCI New Zealand
Morgan Stanley	$414,117	$(414,117)	$—		$—

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI Norway
Barclays Capital, Inc.	$23,684	$(23,684)	$—		$—
Goldman Sachs & Co. LLC	36,991	(36,991)	—		—
Morgan Stanley	693,841	(693,841)	—		—

	$754,516	$(754,516)	$—		$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

MSCI Denmark	0.53%
MSCI Finland	0.53
MSCI Germany Small-Cap	0.59
MSCI Kuwait	0.74
MSCI Norway	0.53

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements  (continued)

For its investment advisory services to each of the iShares MSCI Ireland and iShares MSCI New Zealand ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

MSCI Denmark	$9,001
MSCI Finland	914
MSCI Germany Small-Cap	24,359
MSCI New Zealand	17,801
MSCI Norway	6,149

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

58	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI Denmark	$4,380,804	$1,360,652	$(106,164)
MSCI Finland	2,781,446	1,986,233	(1,040,027)
MSCI Germany Small-Cap	1,900,399	3,043,072	532,061
MSCI Ireland	1,951,296	2,279,436	(545,808)
MSCI New Zealand	1,750,101	953,036	(226,808)
MSCI Norway	368,886	1,189,519	(292,491)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2022, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI Denmark	$19,367,811	$20,693,813
MSCI Finland	5,338,062	5,639,492
MSCI Germany Small-Cap	9,687,989	9,239,987
MSCI Ireland	22,316,000	22,964,149
MSCI Kuwait	13,099,412	5,674,861
MSCI New Zealand	15,163,141	15,981,506
MSCI Norway	13,413,644	12,398,594

For the year ended August 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI Denmark	$72,501,210	$15,225,521
MSCI Finland	25,367,416	22,383,485
MSCI Germany Small-Cap	—	3,013,078
MSCI Ireland	8,972,650	18,041,547
MSCI New Zealand	33,307,842	21,871,496
MSCI Norway	28,723,490	37,268,459

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2022, permanent differences attributable to certain deemed distributions, undistributed capital gains and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI Denmark	$3,371,669	$(3,371,669)
MSCI Finland	(940,033)	940,033
MSCI Germany Small-Cap	285,082	(285,082)
MSCI Ireland	5,253,236	(5,253,236)
MSCI Kuwait	102,935	(102,935)
MSCI New Zealand	437,575	(437,575)
MSCI Norway	6,224,135	(6,224,135)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/22	Year Ended 08/31/21

MSCI Denmark
Ordinary income	$2,119,208	$1,262,684

MSCI Finland
Ordinary income	$1,184,601	$1,012,192

MSCI Germany Small-Cap
Ordinary income	$680,980	$638,366

MSCI Ireland
Ordinary income	$817,439	$400,086

iShares ETF	Year Ended 08/31/22	Period Ended 08/31/21

MSCI Kuwait
Ordinary income	$1,532,424	$314,726

iShares ETF	Year Ended 08/31/22	Year Ended 08/31/21

MSCI New Zealand
Ordinary income	$3,416,129	$3,787,802

MSCI Norway
Ordinary income	$1,471,431	$908,885

As of August 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses (c)	Total

MSCI Denmark	$91,295	$—	$(3,263,163)	$(18,457,884)	$—	$(21,629,752)
MSCI Finland	2,164	—	(4,540,781)	(6,593,108)	—	(11,131,725)
MSCI Germany Small-Cap	68,385	—	(1,407,194)	(11,837,330)	—	(13,176,139)
MSCI Ireland	—	—	(13,345,548)	(5,991,071)	(171,484)	(19,508,103)
MSCI Kuwait	516,266	551,923	—	4,856,185	—	5,924,374
MSCI New Zealand	—	—	(30,477,459)	(33,609,622)	(718,651)	(64,805,732)
MSCI Norway	80,735	—	(10,926,515)	(5,189,141)	—	(16,034,921)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

For the year ended August 31, 2022, the iShares MSCI Germany Small-Cap ETF utilized $222,218 of its capital loss carryforwards.

60	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI Denmark	$197,131,506	$15,806,750	$(34,118,020)	$(18,311,270)
MSCI Finland	29,105,972	7,361	(6,555,310)	(6,547,949)
MSCI Germany Small-Cap	37,733,635	1,310,849	(13,147,352)	(11,836,503)
MSCI Ireland	54,401,565	2,516,918	(8,502,191)	(5,985,273)
MSCI Kuwait	24,227,216	5,042,302	(186,076)	4,856,226
MSCI New Zealand	149,140,794	2,559,166	(36,167,082)	(33,607,916)
MSCI Norway	39,647,692	2,341,923	(7,528,037)	(5,186,114)

9.	LINE OF CREDIT

The iShares MSCI Kuwait ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 11, 2023. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended August 31, 2022, the Fund did not borrow under the Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements  (continued)

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

62	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 08/31/22		Year Ended 08/31/21

iShares ETF	Shares	Amount	Shares	Amount

MSCI Denmark
Shares sold	750,000	$73,265,705	1,000,000	$91,288,280
Shares redeemed	(150,000)	(15,357,477)	(850,000)	(83,752,792)

	600,000	$57,908,228	150,000	$7,535,488

MSCI Finland
Shares sold	600,000	$25,593,046	350,000	$15,197,344
Shares redeemed	(550,000)	(22,696,262)	(600,000)	(27,150,118)

	50,000	$2,896,784	(250,000)	$(11,952,774)

MSCI Germany Small-Cap
Shares sold	—	$—	100,000	$7,312,000
Shares redeemed	(50,000)	(3,365,971)	(100,000)	(7,531,216)

	(50,000)	$(3,365,971)	—	$(219,216)

MSCI Ireland
Shares sold	150,000	$9,005,153	200,000	$11,938,016
Shares redeemed	(350,000)	(18,103,690)	(100,000)	(5,074,189)

	(200,000)	$(9,098,537)	100,000	$6,863,827

	Year Ended 08/31/22		Period Ended 08/31/21

iShares ETF	Shares	Amount	Shares	Amount

MSCI Kuwait
Shares sold	300,000	$10,365,554	550,000	$14,553,456
Shares redeemed	(50,000)	(1,830,377)	—	—

	250,000	$8,535,177	550,000	$14,553,456

	Year Ended 08/31/22		Year Ended 08/31/21

iShares ETF	Shares	Amount	Shares	Amount

MSCI New Zealand
Shares sold	650,000	$33,480,693	1,100,000	$70,195,179
Shares redeemed	(450,000)	(21,888,191)	(1,600,000)	(101,220,800)

	200,000	$11,592,502	(500,000)	$(31,025,621)

MSCI Norway
Shares sold	1,150,000	$33,999,245	700,000	$19,084,489
Shares redeemed	(1,450,000)	(41,806,342)	(500,000)	(10,512,298)

	(300,000)	$(7,807,097)	200,000	$8,572,191

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Finland ETF is expected to seek a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements  (continued)

has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statements of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

64	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the seven funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (seven of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares MSCI Denmark ETF(1)

iShares MSCI Finland ETF(1)

iShares MSCI Germany Small-Cap ETF(1)

iShares MSCI Ireland ETF(1)

iShares MSCI Kuwait ETF(2)

iShares MSCI New Zealand ETF(1)

iShares MSCI Norway ETF(1)

(1) Statements of operations for the year ended August 31, 2022 and statements of changes in net assets for each of the two years in the period ended August 31, 2022.

(2) Statement of operations for the year ended August 31, 2022, and statements of changes in net assets for the year ended August 31, 2022 and the period September 1, 2020 (commencement of operations) to August 31, 2021.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	65

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2022:

iShares ETF	Qualified Dividend Income

MSCI Denmark	$3,535,328
MSCI Finland	1,133,801
MSCI Germany Small-Cap	669,805
MSCI Ireland	1,014,850
MSCI New Zealand	3,174,717
MSCI Norway	2,066,301

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended August 31, 2022:

iShares ETF	20% Rate Long-Term Capital Gain Dividends

MSCI Kuwait	$10,117

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI Denmark	$3,543,882	$525,837
MSCI Finland	1,161,899	—
MSCI Germany Small-Cap	765,073	81,442
MSCI Ireland	1,063,790	24,465
MSCI Kuwait	674,859	—
MSCI New Zealand	3,551,084	529,595
MSCI Norway	2,270,627	508,329

66	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares MSCI Denmark ETF, iShares MSCI Norway ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	67

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Finland ETF, iShares MSCI Kuwait ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the

68	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	69

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Germany Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board

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Board Review and Approval of Investment Advisory Contract  (continued)

Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Ireland ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board

72	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI New Zealand ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board

74	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	75

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share

MSCI Denmark(a)	$1.308073	$—	$0.058240	$1.366313	96%	—%	4%		100%
MSCI Finland(a)	2.338422	—	0.001524	2.339946	100	—	0	(b)	100
MSCI Germany Small-Cap(a)	1.368334	—	0.103416	1.471750	93	—	7		100
MSCI Ireland(a)	0.616824	—	0.031751	0.648575	95	—	5		100
MSCI Kuwait(a)	2.374096	—	0.412129	2.786225	85	—	15		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	77

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of August 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (52)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (67)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (61)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (58)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (55)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (42)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	79

Trustee and Officer Information (unaudited) (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

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General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	81

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipt

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

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Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-808-0822

AUGUST 31, 2022

2022 Annual Report

iShares Trust

•  iShares MSCI India ETF | INDA | Cboe BZX

•  iShares MSCI India Small-Cap ETF | SMIN | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(8.84)%	(11.23)%

U.S. small cap equities (Russell 2000® Index)	(9.31)	(17.88)

International equities (MSCI Europe, Australasia, Far East Index)	(13.97)	(19.80)

Emerging market equities (MSCI Emerging Markets Index)	(13.30)	(21.80)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.36	0.39

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.71)	(13.27)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(7.76)	(11.52)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.72)	(8.63)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.78)	(10.61)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets declined in U.S. dollar terms during the 12 months ended August 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -15.88% in U.S. dollar terms for the reporting period.

For the first third of the reporting period, economic recovery supported stocks in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, substantial challenges emerged at the beginning of 2022 which negatively affected stock prices. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting important commodities markets.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, unemployment declined substantially, falling to 3.7% in August 2022 while the number of long-term unemployed dropped below the pre-pandemic level. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to grow.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022. In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses. In that environment, the U.S. dollar significantly appreciated relative to most foreign currencies.

Stocks declined in Europe in U.S. dollar terms as economic growth stalled and the euro declined sharply relative to the U.S. dollar. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) responded to elevated inflation by raising interest rates in July 2022, the first such increase in over a decade.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly in U.S. dollar terms. Chinese stocks faced significant headwinds amid regulatory interventions by the Chinese government and strict lockdowns following COVID-19 outbreaks. Japanese stocks also declined amid an economic contraction in the first quarter of 2022 and a sharp decline in the Japanese yen relative to the U.S. dollar. Emerging market stocks declined substantially, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI India ETF

Investment Objective

The iShares MSCI India ETF (the “Fund”) seeks to track the investment results of an index composed of Indian equities, as represented by the MSCI India Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns				Cumulative Total Returns

	1 Year		5 Years	10 Years	1 Year		5 Years	10 Years
Fund NAV	(5.79	)%(a)	6.78%	8.19%	(5.79	)%(a)	38.83%	119.81%
Fund Market	(5.73)		6.77	8.15	(5.73)		38.73	118.93
Index	(3.17)		8.61	9.47	(3.17)		51.10	147.17

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 987.20	$ 3.61		$ 1,000.00	$ 1,021.60	$ 3.67		0.72%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI India ETF

Portfolio Management Commentary

Indian equities declined during the reporting period as inflation weakened the country’s recovery from the coronavirus pandemic, which slowed economic growth well into 2021. Early in the reporting period, Indian stocks advanced as accommodative monetary policy increased liquidity and, despite a resurgence of COVID-19 cases, India’s economic growth was among the world’s strongest as domestic demand improved and foreign inflows rose. Later in the reporting period, rising commodities prices and India’s heavy reliance on imported oil helped drive inflation, raising concerns about an economic slowdown despite strong growth data. Foreign outflows surged. Unemployment remained high and the central bank started to tighten monetary policy.

The information technology sector was the largest detractor from the Index’s return. The IT services industry, which benefited from the increasing role of digital technology in business as companies pursued digitization and increased demand for outsourced services, declined sharply late in the reporting period as higher costs weighed on profits, leading to uncertainty about the sustainability of demand after the pandemic-related surge in technology spending.

The financials sector also detracted from the Index’s return. Thrifts and mortgage financing companies declined despite strong loan, profit, and earnings growth, improving asset quality, and lower provisioning costs. However, relatively low overall asset quality and persistent inflation weighed on investor sentiment, especially after the Russian invasion of Ukraine and resulting sanctions dimmed the economic outlook for Russia’s major trading partners, including India.

In contrast, the utilities sector contributed substantially to the Index’s return. Electricity demand rose sharply and the supply of coal failed to keep pace, raising power prices. A series of companies under a multi-sector conglomerate with roots in commodities trading drove gains, rallying sharply as the conglomerate continued to expand.

Automobiles stocks in the consumer discretionary sector also drove contribution. Demand for vehicles increased and supply chain issues showed signs of easing, driving strong sales growth.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	24.4%
Information Technology	14.8
Energy	12.8
Materials	9.3
Consumer Staples	9.2
Consumer Discretionary	8.9
Utilities	7.1
Industrials	5.6
Health Care	4.6
Communication Services	2.7
Real Estate	0.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Reliance Industries Ltd.	10.8%
Infosys Ltd.	6.7
ICICI Bank Ltd.	6.1
Housing Development Finance Corp. Ltd.	5.6
Tata Consultancy Services Ltd.	3.9
Hindustan Unilever Ltd.	2.9
Bajaj Finance Ltd.	2.6
Axis Bank Ltd.	2.3
Bharti Airtel Ltd.	2.2
Larsen & Toubro Ltd.	1.8

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI India Small-Cap ETF

Investment Objective

The iShares MSCI India Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Indian equities, as represented by the MSCI India Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns				Cumulative Total Returns

	1 Year		5 Years	10 Years	1 Year		5 Years	10 Years

Fund NAV	(4.78	)%(a)	4.73%	11.26%	(4.78	)%(a)	25.99%	190.69%
Fund Market	(5.48)		4.62	11.13	(5.48)		25.36	187.35
Index	(3.03)		6.57	12.66	(3.03)		37.46	229.41

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 989.80	$ 3.71		$ 1,000.00	$ 1,021.50	$ 3.77		0.74%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI India Small-Cap ETF

Portfolio Management Commentary

Indian small-capitalization equities declined during the reporting period as inflation weakened the country’s recovery from the coronavirus pandemic. Early in the reporting period, Indian stocks advanced as accommodative monetary policy increased liquidity and, despite a resurgence of COVID-19 cases, India’s economic growth was among the world’s strongest as domestic demand improved. Later in the reporting period, rising commodities prices and India’s heavy reliance on imported oil helped drive inflation, raising concerns about an economic slowdown. Small-capitalization stocks are generally more sensitive to economic and market shifts, and inflation tends to pressure their margins more than larger peers.

The healthcare sector was the largest detractor from the Index’s return, led by the pharmaceuticals industry. Rising costs pressured margins, leading to analyst downgrades and lowered guidance. COVID-19 test demand waned along with case numbers, weighing on sector earnings.

In the materials sector, which also detracted substantially from the Index’s return, construction materials and chemicals stocks declined amid rising costs. Concerns surrounding global growth also weighed on the sector.

In contrast, the industrials sector was a leading contributor to the Index’s return as manufacturing activity continued to rebound from the pandemic. Capital goods stocks benefited from rising business spending and strong order volumes, while fewer public health restrictions led to a resurgence of demand in the commercial and professional services industry.

The utilities sector also contributed to the Index’s return as regulatory issues receded. Electricity demand rose sharply and the supply of coal failed to keep pace, raising the price of power and coal. The real estate sector also bolstered the Index’s return, with stocks advancing as residential sales volumes rose and price increases outweighed increasing costs, while commercial developers benefited from reopening demand.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Materials	19.2%
Industrials	18.3
Consumer Discretionary	16.2
Financials	15.4
Health Care	9.2
Information Technology	6.7
Communication Services	4.9
Real Estate	4.3
Consumer Staples	2.7
Utilities	2.2
Energy	0.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Crompton Greaves Consumer Electricals Ltd.	1.3%
Tube Investments of India Ltd.	1.3
Ashok Leyland Ltd.	1.2
Indian Hotels Co. Ltd. (The)	1.2
Zee Entertainment Enterprises Ltd.	1.2
Voltas Ltd.	1.2
Laurus Labs Ltd.	1.1
Astral Ltd.	1.0
Max Healthcare Institute Ltd.	1.0
TVS Motor Co. Ltd.	1.0

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	9

Schedule of Investments August 31, 2022	iShares® MSCI India ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.5%
Bharat Electronics Ltd.	5,498,134	$21,008,272

Airlines — 0.3%
InterGlobe Aviation Ltd.(a)(b)	434,584	10,852,640

Auto Components — 0.9%
Balkrishna Industries Ltd.	348,972	8,864,963
Bharat Forge Ltd.	1,155,646	10,638,498
MRF Ltd.	8,607	9,174,382
Samvardhana Motherson International Ltd.	6,112,204	9,322,761

		38,000,604

Automobiles — 5.4%
Bajaj Auto Ltd.	313,407	15,963,027
Eicher Motors Ltd.	616,969	25,749,347
Hero MotoCorp Ltd.	495,960	17,470,286
Mahindra & Mahindra Ltd.	3,924,677	63,699,979
Maruti Suzuki India Ltd.	544,941	61,467,930
Tata Motors Ltd.(b)	7,488,372	43,609,224

		227,959,793

Banks — 11.7%
AU Small Finance Bank Ltd.(a)	748,146	5,883,597
Axis Bank Ltd.	10,249,570	95,520,749
Bandhan Bank Ltd.(a)	2,888,209	9,967,722
ICICI Bank Ltd.	23,198,848	254,383,367
Kotak Mahindra Bank Ltd.	2,507,269	59,482,875
State Bank of India	8,055,299	53,035,843
Yes Bank Ltd.(b)	50,882,548	10,429,153

		488,703,306

Beverages — 0.3%
United Spirits Ltd.(b)	1,311,718	13,258,688

Biotechnology — 0.2%
Biocon Ltd.	1,883,237	7,286,670

Chemicals — 3.9%
Asian Paints Ltd.	1,729,954	72,829,023
Berger Paints India Ltd.	1,096,354	9,169,202
PI Industries Ltd.	342,168	14,630,844
Pidilite Industries Ltd.	687,999	23,485,190
SRF Ltd.	668,866	21,107,947
UPL Ltd.	2,200,360	21,075,166

		162,297,372

Commercial Services & Supplies — 0.2%
Indian Railway Catering & Tourism Corp. Ltd.	1,083,112	9,500,391

Construction & Engineering — 1.8%
Larsen & Toubro Ltd.	3,105,165	74,111,700

Construction Materials — 2.4%
ACC Ltd.	339,054	9,715,386
Ambuja Cements Ltd.	2,688,338	13,785,358
Grasim Industries Ltd.	1,184,773	24,692,368
Shree Cement Ltd.	48,847	13,409,496
UltraTech Cement Ltd.	455,653	37,880,651

		99,483,259

Consumer Finance — 3.9%
Bajaj Finance Ltd.	1,224,588	110,520,658
Cholamandalam Investment and Finance Co. Ltd.	1,852,507	18,149,209
Muthoot Finance Ltd.	542,289	7,104,675

Security	Shares	Value

Consumer Finance (continued)
SBI Cards & Payment Services Ltd.	1,064,092	$12,201,164
Shriram Transport Finance Co. Ltd.	854,591	14,343,720

		162,319,426

Diversified Financial Services — 6.5%
Bajaj Finserv Ltd.	172,351	36,132,558
Housing Development Finance Corp. Ltd.	7,768,139	235,183,615
Piramal Enterprises Ltd.	3,588	47,343

		271,363,516

Diversified Telecommunication Services — 0.2%
Indus Towers Ltd.	3,043,533	7,568,515

Electric Utilities — 2.9%
Adani Transmission Ltd.(b)	1,257,691	61,675,287
Power Grid Corp. of India Ltd.	14,156,385	40,530,738
Tata Power Co. Ltd. (The)	6,489,216	19,028,748

		121,234,773

Electrical Equipment — 0.5%
Havells India Ltd.	1,130,512	19,571,033

Food & Staples Retailing — 1.0%
Avenue Supermarts Ltd.(a)(b)	730,351	41,054,660

Food Products — 2.4%
Britannia Industries Ltd.	489,158	22,888,371
Marico Ltd.	2,329,578	15,293,356
Nestle India Ltd.	152,284	37,915,498
Tata Consumer Products Ltd.	2,495,360	25,220,763

		101,317,988

Gas Utilities — 1.8%
Adani Total Gas Ltd.	1,240,010	57,830,903
GAIL India Ltd.	7,013,758	11,913,765
Indraprastha Gas Ltd.	1,418,256	7,415,100

		77,159,768

Health Care Providers & Services — 0.6%
Apollo Hospitals Enterprise Ltd.	454,221	24,404,559

Hotels, Restaurants & Leisure — 0.3%
Jubilant Foodworks Ltd.	1,786,713	13,609,817

Independent Power and Renewable Electricity Producers — 2.3%
Adani Green Energy Ltd.(b)	1,428,767	43,171,392
Adani Power Ltd.(b)	3,481,249	17,777,520
NTPC Ltd.	17,491,741	35,855,583

		96,804,495

Industrial Conglomerates — 0.3%
Siemens Ltd.	321,420	11,540,420

Insurance — 2.2%
HDFC Life Insurance Co. Ltd.(a)	4,290,181	30,744,321
ICICI Lombard General Insurance Co. Ltd.(a)	1,085,527	17,437,374
ICICI Prudential Life Insurance Co. Ltd.(a)	1,621,625	11,971,486
SBI Life Insurance Co. Ltd.(a)	2,031,404	33,570,443

		93,723,624

Interactive Media & Services — 0.4%
Info Edge India Ltd.	319,659	17,195,396

Internet & Direct Marketing Retail — 0.2%
Zomato Ltd.(b)	10,660,074	7,620,092

IT Services — 14.4%
HCL Technologies Ltd.	4,895,349	56,941,897

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI India ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Infosys Ltd.	15,180,141	$279,786,551
Larsen & Toubro Infotech Ltd.(a)	237,271	13,577,439
Mindtree Ltd.	260,193	10,587,242
Mphasis Ltd.	381,287	10,030,695
Tata Consultancy Services Ltd.	4,125,494	164,531,239
Tech Mahindra Ltd.	2,629,870	35,039,146
Wipro Ltd.	6,164,834	31,565,069

		602,059,278

Life Sciences Tools & Services — 0.6%
Divi’s Laboratories Ltd.	599,023	27,045,146

Metals & Mining — 3.0%
Hindalco Industries Ltd.	6,061,605	32,875,718
Jindal Steel & Power Ltd.	1,842,277	9,912,781
JSW Steel Ltd.	3,260,477	27,039,578
Tata Steel Ltd.	33,069,035	44,398,564
Vedanta Ltd.	3,346,643	11,215,970

		125,442,611

Oil, Gas & Consumable Fuels — 12.8%
Bharat Petroleum Corp. Ltd.	3,903,567	15,990,523
Coal India Ltd.	6,953,050	20,316,718
Hindustan Petroleum Corp. Ltd.	2,882,374	8,748,709
Indian Oil Corp. Ltd.	12,745,754	11,373,145
Oil & Natural Gas Corp. Ltd.	11,354,893	19,656,608
Petronet LNG Ltd.	3,384,725	9,337,639
Reliance Industries Ltd.	13,729,555	449,780,838

		535,204,180

Personal Products — 4.2%
Colgate-Palmolive India Ltd.	552,357	11,597,803
Dabur India Ltd.	2,792,394	20,360,221
Godrej Consumer Products Ltd.(b)	1,845,940	21,263,165
Hindustan Unilever Ltd.	3,708,752	122,781,801

		176,002,990

Pharmaceuticals — 3.2%
Aurobindo Pharma Ltd.	1,190,720	8,106,693
Cipla Ltd.	2,184,667	28,309,637
Dr. Reddy’s Laboratories Ltd.	525,242	27,757,085
Lupin Ltd.	923,497	7,717,149
Piramal Pharma Ltd., NVS	2,143,944	5,759,859
Sun Pharmaceutical Industries Ltd.	4,328,203	48,303,678
Torrent Pharmaceuticals Ltd.	458,209	8,853,867

		134,807,968

Real Estate Management & Development — 0.6%
DLF Ltd.	2,792,744	13,490,426
Godrej Properties Ltd.(b)	564,541	9,846,582

		23,337,008

Security	Shares	Value

Road & Rail — 0.2%
Container Corp. of India Ltd.	1,237,368	$10,733,530

Software — 0.4%
Tata Elxsi Ltd.	154,567	17,241,007

Specialty Retail — 0.3%
Trent Ltd.	818,191	14,310,230

Textiles, Apparel & Luxury Goods — 1.7%
Page Industries Ltd.	27,682	17,636,672
Titan Co. Ltd.	1,601,533	51,896,543

		69,533,215

Tobacco — 1.3%
ITC Ltd.	13,338,413	53,304,027

Trading Companies & Distributors — 1.2%
Adani Enterprises Ltd.	1,285,324	51,006,474

Transportation Infrastructure — 0.6%
Adani Ports & Special Economic Zone Ltd.	2,381,650	24,918,013

Wireless Telecommunication Services — 2.1%
Bharti Airtel Ltd.	9,907,410	89,745,700

Total Long-Term Investments — 99.7% (Cost: $3,997,305,344)		4,173,642,154

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(c)(d)	39,580,000	39,580,000

Total Short-Term Securities — 1.0% (Cost: $39,580,000)		39,580,000

Total Investments in Securities — 100.7% (Cost: $4,036,885,344)		4,213,222,154

Liabilities in Excess of Other Assets — (0.7)%		(27,603,849)

Net Assets — 100.0%		$4,185,618,305

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) August 31, 2022	iShares® MSCI India ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$138,250,000	$—	$(98,670,000)	(a)	$—	$—	$39,580,000	39,580,000	$437,827	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
SGX Nifty 50 Index	543	09/29/22	$18,713	$(452,971)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$452,971	$—	$—	$—	$452,971

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(2,519,502)	$—	$—	$—	$(2,519,502)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(520,405)	$—	$—	$—	$(520,405)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$16,075,950

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI India ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$—	$4,173,642,154	$—	$4,173,642,154
Money Market Funds	39,580,000	—	—	39,580,000

	$39,580,000	$4,173,642,154	$—	$4,213,222,154

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(452,971)	$—	$(452,971)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments August 31, 2022	iShares® MSCI India Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.2%
Bharat Dynamics Ltd.	48,827	$496,848

Air Freight & Logistics — 0.6%
Allcargo Logistics Ltd.	81,147	360,513
Blue Dart Express Ltd.	6,374	680,174
Mahindra Logistics Ltd.(a)	43,922	263,944
TCI Express Ltd.	15,251	335,738
Transport Corp. of India Ltd.	30,427	270,673

		1,911,042

Airlines — 0.1%
SpiceJet Ltd.(b)	327,337	188,554

Auto Components — 5.0%
Apollo Tyres Ltd.	422,983	1,319,656
Asahi India Glass Ltd.	80,597	639,743
Ceat Ltd.	29,563	512,134
Endurance Technologies Ltd.(a)	37,413	698,402
Exide Industries Ltd.	509,178	1,016,777
Mahindra CIE Automotive Ltd.	151,499	517,580
Minda Corp. Ltd.	77,679	217,193
Motherson Sumi Wiring India Ltd.	1,682,572	1,709,456
Sundaram Clayton Ltd.	6,749	397,917
Sundram Fasteners Ltd.	125,953	1,313,456
Suprajit Engineering Ltd.	91,379	386,557
Tube Investments of India Ltd.	141,357	3,985,659
UNO Minda Ltd.	228,271	1,638,676
Varroc Engineering Ltd.(a)(b)	51,934	221,980
ZF Commercial Vehicle Control Systems India Ltd.	6,309	758,228

		15,333,414

Automobiles — 1.0%
TVS Motor Co. Ltd.	253,131	3,098,621

Banks — 3.7%
Canara Bank	483,291	1,441,251
City Union Bank Ltd.	482,329	1,079,390
Equitas Small Finance Bank Ltd.(a)(b)	510,394	290,378
Federal Bank Ltd.	2,073,326	3,006,769
IDFC First Bank Ltd.(b)	4,058,614	2,470,502
Indian Bank	331,790	798,419
Karur Vysya Bank Ltd. (The)	521,196	442,796
RBL Bank Ltd.(a)(b)	590,937	892,008
Yes Bank Ltd., (Acquired 03/16/20, Cost: $3,554,476)(b)(c)	4,044,378	791,013

		11,212,526

Beverages — 0.5%
Radico Khaitan Ltd.	106,834	1,391,043

Building Products — 2.1%
Astral Ltd.	120,433	3,131,512
Blue Star Ltd.	76,854	1,054,327
Cera Sanitaryware Ltd.	6,026	375,517
Kajaria Ceramics Ltd.	106,031	1,537,540
Prince Pipes and Fittings Ltd.	51,238	373,474

		6,472,370

Capital Markets — 3.6%
Angel One Ltd.	33,411	537,831
BSE Ltd.	88,416	715,489
Central Depository Services India Ltd.	68,206	1,053,141
CRISIL Ltd.	19,453	795,350
Dhani Services Ltd.(b)	342,442	276,559

Security	Shares	Value

Capital Markets (continued)
Edelweiss Financial Services Ltd.	689,166	$521,987
ICICI Securities Ltd.(a)	107,423	669,603
IDFC Ltd.	1,488,538	1,268,038
IIFL Wealth Management Ltd.	47,292	987,457
Indian Energy Exchange Ltd.(a)	584,826	1,165,529
JM Financial Ltd.	578,437	459,325
Motilal Oswal Financial Services Ltd.	49,513	474,574
Multi Commodity Exchange of India Ltd.	33,184	531,651
Nippon Life India Asset Management Ltd.(a)	165,074	620,746
Tata Investment Corp. Ltd.	20,095	401,845
UTI Asset Management Co. Ltd.	59,054	605,366

		11,084,491

Chemicals — 13.7%
Aarti Industries Ltd.	265,574	2,740,576
Advanced Enzyme Technologies Ltd.	60,780	203,562
Akzo Nobel India Ltd.	12,042	292,120
Alkyl Amines Chemicals	16,966	626,297
Atul Ltd.	19,705	2,253,706
Balaji Amines Ltd.	13,030	559,198
BASF India Ltd.	14,500	599,137
Bayer CropScience Ltd.	17,959	1,224,507
Carborundum Universal Ltd.	139,104	1,464,016
Castrol India Ltd.	527,012	750,441
Chambal Fertilisers and Chemicals Ltd.	221,036	962,652
Chemplast Sanmar Ltd.(b)	95,098	498,568
Clean Science and Technology	28,299	609,602
Coromandel International Ltd.	156,377	2,053,113
Deepak Fertilisers & Petrochemicals Corp. Ltd.	72,082	814,736
Deepak Nitrite Ltd.	90,839	2,229,130
EID Parry India Ltd.	106,302	703,222
Fine Organic Industries Ltd.	10,187	784,839
Finolex Industries Ltd.	332,755	628,669
Galaxy Surfactants Ltd.	14,168	579,125
GHCL Ltd.	82,959	616,995
Gujarat Alkalies & Chemicals Ltd.	24,075	265,539
Gujarat Fluorochemicals Ltd.	36,581	1,516,694
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	103,510	963,277
Gujarat State Fertilizers & Chemicals Ltd.	265,390	520,373
Indigo Paints Ltd.	12,528	261,637
Jubilant Ingrevia Ltd.	95,708	555,722
Kansai Nerolac Paints Ltd.	179,463	1,132,664
Laxmi Organic Industries Ltd.	87,191	357,134
Linde India Ltd.	28,400	1,212,194
Navin Fluorine International Ltd.	42,904	2,286,066
NOCIL Ltd.	131,831	432,472
PCBL Ltd.	224,595	383,873
Polyplex Corporation Ltd.	21,013	562,092
Privi Specility Chemical Ltd.	10,626	183,760
Rain Industries Ltd.	246,410	606,681
Rallis India Ltd.	103,900	292,205
Rashtriya Chemicals & Fertilizers Ltd.	187,512	230,653
Rossari Biotech Ltd.	17,948	219,763
Sharda Cropchem Ltd.	36,801	237,608
Solar Industries India Ltd.	36,160	1,503,913
Sumitomo Chemical India Ltd.	132,974	811,909
Supreme Industries Ltd.	84,601	2,076,470
Supreme Petrochem Ltd.	43,752	425,900
Tata Chemicals Ltd.	186,684	2,623,386

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® MSCI India Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Vinati Organics Ltd.(b)	34,106	$935,971

		41,792,167

Commercial Services & Supplies — 0.1%
SIS Ltd.(b)	48,258	272,625

Communications Equipment — 0.4%
Sterlite Technologies Ltd.	238,462	508,464
Tejas Networks Ltd.(a)(b)	80,691	613,091

		1,121,555

Construction & Engineering — 2.9%
Dilip Buildcon Ltd.(a)	59,572	178,304
Engineers India Ltd.	333,618	282,628
IRB Infrastructure Developers Ltd.	160,881	472,443
Kalpataru Power Transmission Ltd.	90,457	460,977
KEC International Ltd.	171,122	868,701
KNR Constructions Ltd.	187,305	607,608
NBCC India Ltd.	832,881	356,344
NCC Ltd./India	526,921	457,491
PNC Infratech Ltd.	153,772	542,465
Praj Industries Ltd.	146,794	763,492
Sterling and Wilson Renewable Energy Ltd.(b)	51,752	190,994
Voltas Ltd.	286,484	3,567,187

		8,748,634

Construction Materials — 2.5%
Birla Corp. Ltd.	36,148	437,236
Dalmia Bharat Ltd.	99,831	1,910,338
HeidelbergCement India Ltd.	77,026	183,677
India Cements Ltd. (The)	164,328	465,301
JK Cement Ltd.	46,315	1,563,510
JK Lakshmi Cement Ltd.	79,149	465,108
Nuvoco Vistas Corp. Ltd.(b)	142,722	638,711
Prism Johnson Ltd.(b)	164,873	258,923
Ramco Cements Ltd. (The)	141,636	1,336,430
Rhi Magnesita India Ltd.	53,292	391,845

		7,651,079

Consumer Finance — 2.3%
Cholamandalam Financial Holdings Ltd.	125,039	1,044,067
CreditAccess Grameen Ltd.(b)	62,304	771,217
Mahindra & Mahindra Financial Services Ltd.	739,044	1,882,263
Manappuram Finance Ltd.	676,448	888,694
MAS Financial Services Ltd.(a)	21,122	197,660
Paisalo Digital Ltd.	316,248	295,917
Poonawalla Fincorp Ltd.	305,684	1,155,763
Shriram City Union Finance Ltd.	31,172	740,975

		6,976,556

Containers & Packaging — 0.1%
EPL Ltd.	188,221	400,040

Diversified Financial Services — 2.0%
Aditya Birla Capital Ltd.(b)	611,556	863,774
L&T Finance Holdings Ltd.	988,986	971,338
Piramal Enterprises Ltd.	158,128	2,086,479
REC Ltd.	1,578,377	2,143,139

		6,064,730

Diversified Telecommunication Services — 1.3%
HFCL Ltd.	916,818	841,842
Tata Communications Ltd.	151,850	2,270,928
Tata Teleservices Maharashtra Ltd.(b)	650,862	888,342

		4,001,112

Security	Shares	Value

Electric Utilities — 0.7%
CESC Ltd.	794,558	$806,491
Torrent Power Ltd.	192,057	1,393,942

		2,200,433

Electrical Equipment — 3.6%
Amara Raja Batteries Ltd.	125,139	793,860
Bharat Heavy Electricals Ltd.(b)	1,159,544	847,102
CG Power and Industrial Solutions Ltd.(b)	768,225	2,139,106
Finolex Cables Ltd.	81,385	467,299
Graphite India Ltd.	90,999	465,932
HEG Ltd.	17,726	277,280
Hitachi Energy India Ltd.	14,178	660,298
KEI Industries Ltd.	78,014	1,421,653
Olectra Greentech Ltd.(b)	54,491	418,857
Polycab India Ltd.	59,783	1,833,693
Suzlon Energy Ltd.(b)	6,077,889	616,980
Triveni Turbine Ltd.	109,887	279,831
V-Guard Industries Ltd.	231,573	654,825

		10,876,716

Electronic Equipment, Instruments & Components — 0.4%
Redington India Ltd.	728,635	1,359,539

Entertainment — 0.8%
Chennai Super Kings Cricket Ltd.(d)	206,787	26
Inox Leisure Ltd.(b)	88,933	557,003
Nazara Technologies Ltd.(b)	22,294	181,508
PVR Ltd.(b)	60,957	1,384,785
Saregama India Ltd.	90,568	452,981

		2,576,303

Equity Real Estate Investment Trusts (REITs) — 1.4%
Brookfield India Real Estate Trust(a)	155,640	655,261
Embassy Office Parks REIT	568,179	2,587,372
Mindspace Business Parks REIT(a)	197,478	914,678

		4,157,311

Food & Staples Retailing — 0.1%
Medplus Health Services Ltd.(b)	47,593	435,787

Food Products — 1.2%
Avanti Feeds Ltd.	53,857	311,252
Balrampur Chini Mills Ltd.	163,071	711,171
Bombay Burmah Trading Co.	22,953	259,852
CCL Products India Ltd.	98,450	588,958
Gujarat Ambuja Exports Ltd.	90,833	309,448
Kaveri Seed Co. Ltd.	27,333	155,656
Shree Renuka Sugars Ltd.(b)	850,557	493,793
Triveni Engineering & Industries Ltd.	95,312	278,763
Zydus Wellness Ltd.	21,130	422,738

		3,531,631

Gas Utilities — 1.1%
Gujarat Gas Ltd.	229,237	1,348,946
Gujarat State Petronet Ltd.	375,770	1,132,482
Mahanagar Gas Ltd.	72,366	786,307

		3,267,735

Health Care Equipment & Supplies — 0.1%
Poly Medicure Ltd.	38,020	403,841

Health Care Providers & Services — 3.2%
Aster DM Healthcare Ltd.(a)(b)	164,793	454,429
Dr Lal PathLabs Ltd.(a)	49,962	1,591,720
Fortis Healthcare Ltd.(b)	603,371	2,212,882

S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® MSCI India Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Krishna Institute Of Medical Sciences Ltd.(a)(b)	37,309	$560,456
Max Healthcare Institute Ltd.(b)	645,786	3,121,008
Metropolis Healthcare Ltd.(a)	33,997	605,915
Narayana Hrudayalaya Ltd.	95,285	833,080
Thyrocare Technologies Ltd.(a)	21,581	166,672
Vijaya Diagnostic Centre Pvt Ltd.(b)	55,451	245,229

		9,791,391

Hotels, Restaurants & Leisure — 2.7%
Chalet Hotel Ltd.(b)	81,011	325,036
Delta Corp. Ltd.	84,044	219,584
Devyani International Ltd.(b)	320,946	730,864
Easy Trip Planners Ltd.	57,021	275,653
EIH Ltd.(b)	210,165	418,548
Indian Hotels Co. Ltd. (The)	1,040,600	3,682,277
Lemon Tree Hotels Ltd.(a)(b)	579,365	501,776
Mahindra Holidays & Resorts India Ltd.(b)	81,811	267,677
Restaurant Brands Asia Ltd.(b)	361,858	593,021
Sapphire Foods India Ltd.(b)	29,607	493,475
Westlife Development Ltd.(b)	94,070	757,517

		8,265,428

Household Durables — 3.6%
Amber Enterprises India Ltd.(b)	22,372	629,631
Bajaj Electricals Ltd.	61,206	943,779
Crompton Greaves Consumer Electricals Ltd.	801,773	4,079,712
Dixon Technologies India Ltd.	39,522	2,009,709
Johnson Controls-Hitachi Air Conditioning India Ltd.(b)	9,072	180,471
Orient Electric Ltd.	168,831	547,234
Sheela Foam Ltd.(b)	19,494	726,831
Symphony Ltd.	23,001	267,993
TTK Prestige Ltd.	55,348	662,363
Whirlpool of India Ltd.	42,249	960,500

		11,008,223

Household Products — 0.2%
Jyothy Labs Ltd.	195,728	461,413

Independent Power and Renewable Electricity Producers — 0.4%
Jaiprakash Power Ventures Ltd.(b)	4,088,488	382,359
RattanIndia Enterprises Ltd.(b)	454,559	289,921
Reliance Power Ltd.(b)	3,183,161	661,272

		1,333,552

Industrial Conglomerates — 0.5%
3M India Ltd.(b)	3,751	1,091,094
Godrej Industries Ltd.(b)	66,835	400,621

		1,491,715

Insurance — 1.4%
Max Financial Services Ltd.(b)	298,805	3,070,666
PB Fintech Ltd.(b)	179,623	1,118,602

		4,189,268

Interactive Media & Services — 0.3%
Brightcom Group Ltd.	1,343,955	681,225
Just Dial Ltd.(b)	22,836	167,430

		848,655

Internet & Direct Marketing Retail — 0.1%
CarTrade Tech Ltd.(b)	25,095	200,518

IT Services — 3.3%
Coforge Ltd.	36,517	1,609,547
Computer Age Management Services Ltd.	39,107	1,118,240
eClerx Services Ltd.	20,350	534,251

Security	Shares	Value

IT Services (continued)
Firstsource Solutions Ltd.	417,782	$555,539
Happiest Minds Technologies Ltd.	78,250	994,547
Infibeam Avenues Ltd.	1,267,677	249,641
Mastek Ltd.	18,041	422,747
NIIT Ltd.	98,064	421,938
Persistent Systems Ltd.	66,170	2,877,735
Sonata Software Ltd.	83,054	735,380
Vakrangee Ltd.	720,156	248,429
Zensar Technologies Ltd.	134,919	383,324

		10,151,318

Life Sciences Tools & Services — 0.4%
Syngene International Ltd.(a)	159,072	1,188,484

Machinery — 6.8%
AIA Engineering Ltd.	56,536	1,838,426
Ashok Leyland Ltd.	1,955,089	3,739,561
BEML Ltd.	25,071	575,425
Cochin Shipyard Ltd.(a)	53,592	252,033
Cummins India Ltd.	166,156	2,467,616
ESAB India Ltd.	6,279	254,411
GMM Pfaudler Ltd.	26,286	543,882
Greaves Cotton Ltd.	121,310	255,628
Grindwell Norton Ltd.	58,992	1,617,975
ISGEC Heavy Engineering Ltd.	39,944	238,169
Jamna Auto Industries Ltd.	236,968	343,734
KSB Ltd.	16,149	384,529
Lakshmi Machine Works Ltd.	4,287	642,578
MTAR Technologies Ltd.	14,429	294,228
Schaeffler India Ltd.	62,460	2,363,933
SKF India Ltd.	32,926	1,998,035
Thermax Ltd.	55,551	1,672,238
Timken India Ltd.	30,058	1,132,054

		20,614,455

Marine — 0.1%
Shipping Corp. of India Ltd.	189,770	278,716

Media — 2.0%
Affle India Ltd.(b)	70,997	1,142,514
Network18 Media & Investments Ltd.(b)	213,507	186,459
Sun TV Network Ltd.	104,491	652,653
TV18 Broadcast Ltd.(b)	598,834	302,707
Zee Entertainment Enterprises Ltd.	1,151,487	3,668,581

		5,952,914

Metals & Mining — 2.1%
APL Apollo Tubes Ltd.(b)	183,358	2,156,256
Godawari Power and Ispat Ltd.	57,488	210,530
Hindustan Copper Ltd.	256,170	375,785
Jindal Stainless Hisar Ltd.(b)	124,889	379,223
Jindal Stainless Ltd.(b)	199,482	317,355
Lloyds Metals & Energy Ltd.	100,258	173,468
National Aluminium Co. Ltd.	1,100,238	1,095,627
Ratnamani Metals & Tubes Ltd.	37,346	869,246
Usha Martin Ltd.	159,987	282,015
Welspun Corp. Ltd.	156,158	437,852

		6,297,357

Multiline Retail — 0.3%
Shoppers Stop Ltd.(b)	50,806	393,803
V-Mart Retail Ltd.	12,999	474,096

		867,899

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® MSCI India Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels — 0.9%
Aegis Logistics Ltd.	188,001	$687,464
Great Eastern Shipping Co. Ltd. (The)	123,612	879,311
Gujarat Mineral Development Corp. Ltd.	108,083	222,732
Oil India Ltd.	361,112	869,517

		2,659,024

Paper & Forest Products — 0.7%
Century Plyboards India Ltd.	74,547	622,455
Century Textiles & Industries Ltd.	67,397	721,535
Greenpanel Industries Ltd.	64,877	362,027
JK Paper Ltd.	101,541	527,614

		2,233,631

Personal Products — 0.7%
Emami Ltd.	264,429	1,600,720
Gillette India Ltd.	8,732	601,340

		2,202,060

Pharmaceuticals — 5.4%
Aarti Drugs Ltd.	50,301	271,369
Ajanta Pharma Ltd.	51,200	878,075
Alembic Pharmaceuticals Ltd.	78,418	634,585
AstraZeneca Pharma India Ltd.	6,542	252,383
Caplin Point Laboratories Ltd.	29,867	290,784
Eris Lifesciences Ltd.(a)	54,286	468,954
FDC Ltd./India(b)	68,660	225,987
GlaxoSmithKline Pharmaceuticals Ltd.	45,130	823,350
Glenmark Pharmaceuticals Ltd.	187,524	868,526
Granules India Ltd.	198,207	754,624
Hikal Ltd.	58,607	249,392
Ipca Laboratories Ltd.	185,832	2,102,806
JB Chemicals & Pharmaceuticals Ltd.	46,257	1,029,400
Jubilant Pharmova Ltd.	84,898	371,564
Laurus Labs Ltd.(a)	465,244	3,349,020
Natco Pharma Ltd.	109,243	840,120
Procter & Gamble Health Ltd.	10,025	528,843
Sanofi India Ltd.	10,711	830,412
Shilpa Medicare Ltd.	41,308	202,516
Strides Pharma Science Ltd.	76,910	316,394
Sun Pharma Advanced Research Co. Ltd.(b)	71,632	204,522
Suven Pharmaceuticals Ltd.	135,634	830,730
Wockhardt Ltd.(b)	68,470	204,729

		16,529,085

Professional Services — 0.4%
Quess Corp. Ltd.(a)	98,482	700,842
TeamLease Services Ltd.(b)	14,716	623,437

		1,324,279

Real Estate Management & Development — 2.9%
Brigade Enterprises Ltd.	153,382	974,076
Indiabulls Real Estate Ltd.(b)	575,139	618,266
Mahindra Lifespace Developers Ltd.	102,436	661,895
NESCO Ltd.	28,888	207,417
Oberoi Realty Ltd.	169,514	2,118,827
Phoenix Mills Ltd. (The)	130,804	2,287,607
Prestige Estates Projects Ltd.	186,884	1,061,294
Sobha Ltd.	50,944	441,146
Sunteck Realty Ltd.	69,159	409,467

		8,779,995

Semiconductors & Semiconductor Equipment — 0.1%
Borosil Renewables Ltd.(b)	60,551	423,455

Security	Shares	Value

Software — 2.3%
Birlasoft Ltd.	223,269	$883,297
CE Info Systems Ltd.	14,479	243,461
Cyient Ltd.	110,209	1,154,033
Intellect Design Arena Ltd.	107,247	787,198
KPIT Technologies Ltd.	219,099	1,513,750
Oracle Financial Services Software Ltd.	28,753	1,135,939
Route Mobile Ltd.	33,643	631,784
Tanla Platforms Ltd.	88,214	780,858

		7,130,320

Specialty Retail — 0.1%
Go Fashion India Ltd.(b)	25,000	360,579

Textiles, Apparel & Luxury Goods — 3.3%
Aditya Birla Fashion and Retail Ltd.(b)	437,414	1,661,243
Alok Industries Ltd.(b)	1,646,526	395,329
Bata India Ltd.	68,480	1,655,538
Garware Technical Fibres Ltd.	12,359	538,138
Indo Count Industries Ltd.	93,934	191,104
KPR Mill Ltd.	113,826	856,053
LUX Industries Ltd.	9,888	223,832
Rajesh Exports Ltd.	78,494	578,377
Raymond Ltd.	44,433	529,370
Relaxo Footwears Ltd.	66,315	827,342
Trident Ltd.	1,663,766	753,763
Vaibhav Global Ltd.	65,843	284,348
Vardhman Textiles Ltd.	153,951	635,556
VIP Industries Ltd.	84,601	624,401
Welspun India Ltd.	330,871	317,227

		10,071,621

Thrifts & Mortgage Finance — 2.4%
Aavas Financiers Ltd.(b)	63,095	1,785,888
Aptus Value Housing Finance India Ltd.(b)	132,025	591,894
Can Fin Homes Ltd.	70,946	558,114
Home First Finance Company India Ltd.(a)(b)	35,314	425,527
IIFL Finance Ltd.	177,037	758,314
Indiabulls Housing Finance Ltd.(b)	438,819	740,109
LIC Housing Finance Ltd.	402,982	2,047,608
PNB Housing Finance Ltd.(a)(b)	77,940	338,054

		7,245,508

Tobacco — 0.1%
Godfrey Phillips India Ltd.	16,939	235,133

Trading Companies & Distributors — 0.4%
Apollo Tricoat Tubes Ltd.(b)	28,099	326,045
IndiaMART Intermesh Ltd.(a)	18,189	993,783

		1,319,828

Transportation Infrastructure — 0.5%
GMR Infrastructure Ltd.(b)	2,813,998	1,256,651
Gujarat Pipavav Port Ltd.	351,278	381,451

		1,638,102

Wireless Telecommunication Services — 0.5%
Vodafone Idea Ltd.(b)	12,834,877	1,439,168

Total Long-Term Investments — 99.6% (Cost: $214,066,225)		303,559,797

S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® MSCI India Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(e)(f)	1,770,000	$1,770,000

Total Short-Term Securities — 0.6% (Cost: $1,770,000)		1,770,000

Total Investments in Securities — 100.2% (Cost: $215,836,225)		305,329,797

Liabilities in Excess of Other Assets — (0.2)%		(529,896)

Net Assets — 100.0%		$304,799,901

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $791,013, representing 0.3% of its net assets as of period end, and an original cost of $3,554,476.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$7,290,000	$—	$(5,520,000	)(a)	$—	$—	$1,770,000	1,770,000	$17,569	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
SGX Nifty 50 Index	37	09/29/22	$1,275	$(38,002)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$38,002	$—	$—	$—	$38,002

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2022	iShares® MSCI India Small-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the period ended August 31, 2022, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(248,608)	$—	$—	$—	$(248,608)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(49,006)	$—	$—	$—	$(49,006)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,137,132

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,184,259	$302,375,512	$26	$303,559,797
Money Market Funds	1,770,000	—	—	1,770,000

	$2,954,259	$302,375,512	$26	$305,329,797

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(38,002)	$—	$(38,002)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Statements of Assets and Liabilities

August 31, 2022

	iShares MSCI India ETF	iShares MSCI India Small-Cap ETF (Consolidated)

ASSETS
Investments, at value — unaffiliated(a)	$4,173,642,154	$303,559,797
Investments, at value — affiliated(b)	39,580,000	1,770,000
Cash	—	4,011
Foreign currency, at value(c)	14,177,544	286,898
Cash pledged for futures contracts	26,000	46,000
Receivables:
Investments sold	12,301,010	3,691,781
Capital shares sold	12,427,599	—
Dividends — unaffiliated	4,425,446	255,025
Dividends — affiliated	50,327	7,080
Other assets	—	147,468

Total assets	4,256,630,080	309,768,060

LIABILITIES
Bank overdraft	21,954	—
Deferred foreign capital gain tax	29,998,706	4,739,617
Payables:
Investments purchased	30,251,505	—
Variation margin on futures contracts	456,483	38,422
Investment advisory fees	2,258,199	190,120
Other liabilities	8,024,928	—

Total liabilities	71,011,775	4,968,159

NET ASSETS	$4,185,618,305	$304,799,901

NET ASSETS CONSIST OF
Paid-in capital	$3,185,268,379	$275,520,833
Accumulated earnings	1,000,349,926	29,279,068

NET ASSETS	$4,185,618,305	$304,799,901

NET ASSET VALUE
Shares outstanding	96,850,000	5,600,000

Net asset value	$43.22	$54.43

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$3,997,305,344	$214,066,225
(b) Investments, at cost — affiliated	$39,580,000	$1,770,000
(c) Foreign currency, at cost	$14,173,530	$285,778

See notes to financial statements.

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Operations

Year Ended August 31, 2022

	iShares MSCI India ETF	iShares MSCI India Small-Cap ETF

INVESTMENT INCOME
Dividends — unaffiliated	$78,893,106	$3,591,556
Dividends — affiliated	437,827	17,569
Foreign taxes withheld	(17,155,608)	(703,137)

Total investment income	62,175,325	2,905,988

EXPENSES
Investment advisory fees	34,710,970	2,625,875
Commitment fees	43,057	3,824
Professional fees	217	217
Mauritius income taxes	295	295
Interest expense	1,820,328	—

Total expenses	36,574,867	2,630,211

Net investment income	25,600,458	275,777

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	2,105,981,898	30,172,750
Futures contracts	(2,519,502)	(248,608)
Foreign currency transactions	(21,959,227)	(666,991)

	2,081,503,169	29,257,151

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	(2,522,935,749)	(53,499,633)
Futures contracts	(520,405)	(49,006)
Foreign currency translations	(143,934)	(6,671)

	(2,523,600,088)	(53,555,310)

Net realized and unrealized loss	(442,096,919)	(24,298,159)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(416,496,461)	$(24,022,382)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$(148,141,012)	$(4,198,016)
(b) Net of reduction in deferred foreign capital gain tax of	$147,715,180	$4,015,952

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Consolidated Statements of Changes in Net Assets

		iShares MSCI India ETF	iShares MSCI India Small-Cap ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$25,600,458	$16,931,383	$275,777	$(33,382)
Net realized gain	2,081,503,169	6,980,789	29,257,151	20,967,516
Net change in unrealized appreciation (depreciation)	(2,523,600,088)	1,743,084,666	(53,555,310)	110,021,003

Net increase (decrease) in net assets resulting from operations	(416,496,461)	1,766,996,838	(24,022,382)	130,955,137

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(374,889,807)	(8,540,172)	(5,222,073)	(268,669)
Return of capital	—	—	—	(1,270)

Decrease in net assets resulting from distributions to shareholders	(374,889,807)	(8,540,172)	(5,222,073)	(269,939)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,373,587,175)	1,498,302,314	4,578,598	5,010,592

NET ASSETS
Total increase (decrease) in net assets	(2,164,973,443)	3,256,758,980	(24,665,857)	135,695,790
Beginning of year	6,350,591,748	3,093,832,768	329,465,758	193,769,968

End of year	$4,185,618,305	$6,350,591,748	$304,799,901	$329,465,758

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI India ETF

	Year Ended 08/31/22		Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18

Net asset value, beginning of year	$48.79		$33.37		$32.38		$35.68		$34.20

Net investment income(a)	0.21		0.14		0.14		0.29		0.25
Net realized and unrealized gain (loss)(b)	(2.87)		15.35		0.96		(3.00)		1.54

Net increase (decrease) from investment operations	(2.66)		15.49		1.10		(2.71)		1.79

Distributions(c)
From net investment income	(2.91)		(0.07)		(0.11)		(0.49)		(0.31)
Return of capital	—		—		—		(0.10)		—

Total distributions	(2.91)		(0.07)		(0.11)		(0.59)		(0.31)

Net asset value, end of year	$43.22		$48.79		$33.37		$32.38		$35.68

Total Return(d)
Based on net asset value	(5.66)%		46.54%		3.40%		(7.61)%		5.26%

Ratios to Average Net Assets(e)
Total expenses	0.68%		0.65%		0.69%		0.69%		0.68%

Net investment income	0.47%		0.35%		0.43%		0.86%		0.72%

Supplemental Data
Net assets, end of year (000)	$4,185,618		$6,350,592		$3,093,833		$4,899,749		$5,082,120

Portfolio turnover rate(f)	95	%(g)	25	%(g)	25	%(g)	9	%(g)	10	%(g)

(a) Based on average shares outstanding.

(b)  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(g) Portfolio turnover rate excluding cash creations was as follows:	91%		17%		19%		6%		5%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

		iShares MSCI India Small-Cap ETF

	Year Ended 08/31/22		Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18

Net asset value, beginning of year	$57.80		$34.60		$33.39		$44.10		$46.27

Net investment income (loss)(a)	0.04			(0.01)	0.15		0.10		(0.00	)(b)
Net realized and unrealized gain (loss)(c)	(2.64)		23.26		1.88		(10.60)			(1.06)

Net increase (decrease) from investment operations	(2.60)		23.25		2.03		(10.50)			(1.06)

Distributions(d)
From net investment income	(0.77)			(0.05)	(0.82)		(0.21)			(0.63)
Return of capital	—		(0.00	)(b)	—		—			(0.48)

Total distributions	(0.77)			(0.05)	(0.82)		(0.21)			(1.11)

Net asset value, end of year	$54.43		$57.80		$34.60		$33.39		$44.10

Total Return(e)
Based on net asset value	(4.61)%			67.25%	6.35%		(23.88)%			(2.36)%

Ratios to Average Net Assets(f)
Total expenses	0.74%			0.74%	0.81%		0.76%			0.77%

Net investment income (loss)	0.08%			(0.01)%	0.45%		0.28%		(0.00	)%(g)

Supplemental Data
Net assets, end of year (000)	$304,800		$329,466		$193,770		$270,433		$282,264

Portfolio turnover rate(h)	56	%(i)	55	%(i)	32	%(i)	24	%(i)	49	%(i)

(a) Based on average shares outstanding.
(b) Rounds to less than $0.01.

(c)  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g) Rounds to less than 0.01%.
(h) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(i) Portfolio turnover rate excluding cash creations was as follows:	37%			37%	28%		19%			31%

See notes to financial statements.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These consolidated financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

MSCI India	Non-diversified
MSCI India Small-Cap	Diversified

Basis of Consolidation: The accompanying consolidated financial statements for each Fund includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (each, a “Subsidiary”) of the Fund that invests in Indian securities. Through this investment structure, each Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The net assets of the Subsidiary of the iShares MSCI India ETF and iShares MSCI India Small-Cap ETF as of period end were $0 and $302,909,156, which is 0.0% and 99.4% of each Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated.

Effective August 8, 2022, iShares MSCI India ETF transferred all of the assets of MSCI India’s wholly owned Mauritius Subsidiary to MSCI India through on-exchange transactions in India. MSCI India recognized a net realized gain of $1,964,159,904 as a result of this transaction. After the transfer, MSCI India began making new investments in India directly. On August 29, 2022, MSCI India’s Subsidiary was dissolved.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Consolidated Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Consolidated Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Each Fund has conducted investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, each Subsidiary must have commercial substance, on an annual basis, to satisfy certain tests

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements    (continued)

and conditions, including the establishment and maintenance of valid tax residence in Mauritius, have the place of effective management outside of India, and related requirements. Each Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, each Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, each Subsidiary is entitled to a tax credit equivalent to the higher of the actual foreign tax incurred or 80% of the Mauritius tax on its foreign source income, thus reducing its maximum effective tax rate to 3% up to June 30, 2021. After June 30, 2021, under the new tax regime and subject to meeting the necessary substance requirements as required under the Financial Services Act 2007 (as amended by the Finance Act 2018) and such guidelines issued by the Financial Services Commission (the “FSC”), each Subsidiary is entitled to either (a) a foreign tax credit equivalent to the actual foreign tax suffered on its foreign income against each Subsidiary’s tax liability computed at 15% on such income, or (b) a partial exemption of 80% of some of the income derived, including interest income or foreign source dividends. Taxes on income, if any, are paid by each Subsidiary and are disclosed in its Consolidated Statements of Operations. Any dividends paid by a Subsidiary to its Fund are not subject to tax in Mauritius. Each Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied. There can be no assurance, however, that the DTAA will remain in effect during the Subsidiary’s existence or that it will continue to enjoy its benefits on the shares acquired prior to April 1, 2017.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements    (continued)

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares MSCI India ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $4 billion	0.6500%
Over $4 billion, up to and including $6 billion	0.6175
Over $6 billion, up to and including $8 billion	0.5867
Over $8 billion	0.5573

For its investment advisory services to the iShares MSCI India Small-Cap ETF, BFA is entitled to an annual investment advisory fee of 0.74%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements    (continued)

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended August 31, 2022, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI India	$5,117,529,831	$6,904,024,169
MSCI India Small-Cap	195,615,191	199,263,016

There were no in-kind transactions for the year ended August 31, 2022.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/22	Year Ended 08/31/21
MSCI India
Ordinary income	$374,889,807	$8,540,172

MSCI India Small-Cap
Ordinary income	$5,222,073	$268,669
Return of capital	—	1,270

	$5,222,073	$269,939

As of August 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Qualified Late-Year Losses (c)	Total

MSCI India	$(337,313,909)	$1,611,007,634		$ (273,343,799)	$1,000,349,926
MSCI India Small-Cap	(28,005,798)	63,042,070		(5,757,204)	29,279,068

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of realized gains/losses for tax purposes.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

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Notes to Financial Statements    (continued)

For the year ended August 31, 2022, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

MSCI India	$318,675,919
MSCI India Small-Cap	34,199,603

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI India	$2,571,696,372	$1,735,756,051	$(94,683,240)	$1,641,072,811
MSCI India Small-Cap	237,511,605	99,993,576	(32,213,386)	67,780,190

8.	LINE OF CREDIT

The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 11, 2023. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended August 31, 2022, the Funds did not borrow under the Syndicated Credit Agreement.

Effective April 21, 2022, the Funds, along with certain other iShares funds (“Mauritius Participating Funds”), are parties to a $1.50 billion unsecured and uncommitted line of credit (“Uncommitted Liquidity Facility”) with State Street Bank and Trust Company, which may be used solely to facilitate trading associated with the closure of each Fund’s Mauritius subsidiary. The Uncommitted Liquidity Facility has interest at a rate equal to the higher of (a) the U.S. Federal Funds rate (not less than zero) plus 1.25% per annum or (b) the Overnight Bank Funding rate (not less than zero) plus 1.25% per annum on amounts borrowed. Each Mauritius Participating Fund will be removed from the Uncommitted Liquidity Facility once trading out of its holdings in the Mauritius subsidiary is complete. For the year ended August 31, 2022, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Uncommitted Liquidity Facility were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
MSCI India	$1,094,400,000	$54,824,110	2.22%

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements    (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

The Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

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Notes to Financial Statements    (continued)

Transactions in capital shares were as follows:

	Year Ended 08/31/22		Year Ended 08/31/21

iShares ETF	Shares	Amount	Shares	Amount

MSCI India
Shares sold	7,750,000	$344,412,931	44,850,000	$1,805,890,047
Shares redeemed	(41,050,000)	(1,718,000,106)	(7,400,000)	(307,587,733)

	(33,300,000)	$(1,373,587,175)	37,450,000	$1,498,302,314

MSCI India Small-Cap
Shares sold	1,100,000	$67,453,633	1,000,000	$49,353,215
Shares redeemed	(1,200,000)	(62,875,035)	(900,000)	(44,342,623)

	(100,000)	$4,578,598	100,000	$5,010,592

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

Subsequent to year-end, iShares MSCI India Small Cap Index Fund began transferring the assets of iShares MSCI India Small Cap Index Fund’s wholly owned Mauritius Subsidiary to iShares MSCI India Small Cap Index Fund through on-exchange transactions in India.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related consolidated statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the consolidated financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the five years in the period ended August 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

iShares MSCI India ETF(1) iShares MSCI India Small-Cap ETF(2)

(1) Statement of assets and liabilities, including the schedule of investments as of August 31, 2022 and the related consolidated statement of operations for the year ended August 31, 2022 and consolidated statements of changes in net assets for each of the two years in the period ended August 31, 2022.

(2) Consolidated statement of assets and liabilities, including the consolidated schedule of investments as of August 31, 2022 and the related consolidated statement of operations for the year ended August 31, 2022 and consolidated statements of changes in net assets for each of the two years in the period ended August 31, 2022.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2022:

iShares ETF	Qualified Dividend Income
MSCI India	$73,526,541
MSCI India Small-Cap	2,974,775

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI India	$78,908,337	$165,139,162
MSCI India Small-Cap	3,593,401	4,889,403

I M P O R T A N T T A X I N F O R M A T I O N	33

Board Review and Approval of Investment Advisory Contract

iShares MSCI India ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI India Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	35

Board Review and Approval of Investment Advisory Contract  (continued)

Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	37

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

MSCI India	$2.909494	$—	$—	$2.909494	100%	—%	—%	100%
MSCI India Small-Cap	0.767952	—	—	0.767952	100	—	—	100

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive and the Alternative Investment Fund Managers Regulations 2013 (as amended) and the “Guidelines on sound remuneration policies under the AIFMD” issued by the European Securities and Markets Authority (together the “Regulations”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, non-EU and non-UK managers are only required to comply with certain disclosure, reporting and transparency obligations of the Regulations if such managers market a fund to EU investors.

The Company has registered the iShares MSCI India ETF (the “Fund”) be marketed to United Kingdom and EU investors in the Netherlands and Ireland.

Report on Remuneration

The Company is required under the Regulations to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited) (continued)

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of total & aggregate remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2021 were as follows:

iShares ETF	Total Remuneration	Fixed Remuneration	Variable Remuneration	No. of Beneficiaries	Senior Management Remuneration	Risk Taker Remuneration
MSCI India	$526,909	$246,364	$280,545	661	$64,495	$6,666

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares MSCI India ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investments do not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation.

S U P P L E M E N T A L I N F O R M A T I O N	39

Trustee and Officer Information  (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of August 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (52)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (67)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (61)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (58)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (55)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (42)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	41

Trustee and Officer Information (unaudited) (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	43

Glossary of Terms Used in this Report

Portfolio Abbreviations

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

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Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-809-0822

AUGUST 31, 2022

2022 Annual Report

iShares Trust

•  iShares Currency Hedged MSCI Canada ETF | HEWC | NYSE Arca

•  iShares Currency Hedged MSCI Eurozone ETF | HEZU | NYSE Arca

•  iShares Currency Hedged MSCI Germany ETF | HEWG | NASDAQ

•  iShares Currency Hedged MSCI Japan ETF | HEWJ | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(8.84)%	(11.23)%

U.S. small cap equities (Russell 2000® Index)	(9.31)	(17.88)

International equities (MSCI Europe, Australasia, Far East Index)	(13.97)	(19.80)

Emerging market equities (MSCI Emerging Markets Index)	(13.30)	(21.80)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.36	0.39

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.71)	(13.27)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(7.76)	(11.52)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.72)	(8.63)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.78)	(10.61)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets declined in U.S. dollar terms during the 12 months ended August 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -15.88% in U.S. dollar terms for the reporting period.

For the first third of the reporting period, economic recovery supported stocks in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, substantial challenges emerged at the beginning of 2022 which negatively affected stock prices. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting important commodities markets.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, unemployment declined substantially, falling to 3.7% in August 2022 while the number of long-term unemployed dropped below the pre-pandemic level. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to grow.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022. In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses. In that environment, the U.S. dollar significantly appreciated relative to most foreign currencies.

Stocks declined in Europe in U.S. dollar terms as economic growth stalled and the euro declined sharply relative to the U.S. dollar. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) responded to elevated inflation by raising interest rates in July 2022, the first such increase in over a decade.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly in U.S. dollar terms. Chinese stocks faced significant headwinds amid regulatory interventions by the Chinese government and strict lockdowns following COVID-19 outbreaks. Japanese stocks also declined amid an economic contraction in the first quarter of 2022 and a sharp decline in the Japanese yen relative to the U.S. dollar. Emerging market stocks declined substantially, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies.

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Fund Summary as of August 31, 2022	iShares® Currency Hedged MSCI Canada ETF

Investment Objective

The iShares Currency Hedged MSCI Canada ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Canadian equities while mitigating exposure to fluctuations between the value of the Canadian dollar and the U.S. dollar, as represented by the MSCI Canada 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Canada ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(3.60)%	8.26%	7.11%	(3.60)%	48.72%	63.65%
Fund Market	(3.72)	8.35	7.12	(3.72)	49.31	63.76
Index	(3.51)	8.13	7.15	(3.51)	47.84	64.02

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 29, 2015. The first day of secondary market trading was July 1, 2015.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 923.70	$ 0.15		$ 1,000.00	$ 1,025.10	$ 0.15		0.03%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2022 (continued)	iShares® Currency Hedged MSCI Canada ETF

Portfolio Management Commentary

Stocks in Canada declined in U.S. dollar terms for the reporting period. The war in Ukraine disrupted supply chains, which contributed to soaring inflation as prices for commodities and oil climbed, sending stocks lower. Canada’s central bank raised interest rates four times during the second half of the reporting period to curb the highest inflation since 1983. The country’s economy grew steadily during the reporting period, boosted by stronger consumer consumption as coronavirus-related restrictions eased.

Stocks in the information technology sector detracted the most from the Index’s performance. The software and services industry declined as e-commerce dropped sharply amid easing restrictions and consumers returning to in-store shopping. Rising interest rates and supply chain shortages also weighed on the industry, in addition to investors’ concerns about the impact of inflation on consumer spending.

The financials sector also detracted from the Index’s performance as bank stocks dropped on concerns about the economy’s resilience amid rising interest rates. Some banks increased their expenses for loans expected to become delinquent, while revenues from services such as commercial and personal banking dropped. The capital markets industry declined despite continued growth in assets under management. In addition, stocks in the materials sector retreated, driven primarily by a decline in the metals and mining industry as costs for energy and raw materials rose.

On the upside, stocks in the energy sector contributed to the Index’s performance in U.S. dollar terms. Rising oil and natural gas prices strengthened the revenues and profits of Canadian energy companies. Strong cash flows allowed the oil, gas, and consumable fuels industry to reduce debt levels while also rewarding shareholders by buying back stock and increasing dividend payments.

In terms of currency performance during the reporting period, the Canadian dollar depreciated by approximately 3% relative to the U.S. dollar. Sharply rising interest rates in the U.S. and a slowdown in Canada’s housing sector pressured the Canadian dollar.

The Canadian dollar’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the Canadian dollar’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Canadian equities measured in Canadian dollars.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	99.6%
Forward foreign currency exchange contracts, net cumulative appreciation	2.5
Other assets less liabilities	(2.1)

SECTOR ALLOCATION (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)

Financials	36.5%
Energy	19.6
Industrials	11.8
Materials	10.6
Information Technology	5.7
Consumer Staples	4.7
Utilities	4.2
Consumer Discretionary	3.7
Communication Services	2.5
Other (each representing less than 1%)	0.7

(a)	Excludes money market funds.

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Fund Summary as of August 31, 2022	iShares® Currency Hedged MSCI Eurozone ETF

Investment Objective

The iShares Currency Hedged MSCI Eurozone ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities from developed market countries which use the euro as their official currency while mitigating exposure to fluctuations between the value of the euro and the U.S. dollar, as represented by the MSCI EMU 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Eurozone ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(13.50)%	4.88%	5.84%	(13.50)%	26.92%	58.74%
Fund Market	(13.50)	4.89	5.83	(13.50)	26.97	58.69
Index	(13.74)	4.90	6.01	(13.74)	27.04	60.86

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was July 9, 2014. The first day of secondary market trading was July 10, 2014.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 931.70	$ 0.15		$ 1,000.00	$ 1,025.10	$ 0.15		0.03%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2022 (continued)	iShares® Currency Hedged MSCI Eurozone ETF

Portfolio Management Commentary

Stocks in the eurozone declined sharply in U.S. dollar terms during the reporting period. Russia’s invasion of Ukraine disrupted supply chains and contributed to high inflation across the eurozone as commodities and energy prices soared. Many nations imposed sanctions against Russia while some companies halted Russian business operations. Rising inflation, which led the ECB to raise interest rates in July 2022 for the first time in 11 years, weakened business confidence and the economic outlook.

German equities detracted the most from the Index’s performance, led by the consumer discretionary sector. Textiles, apparel, and luxury goods companies reported weaker earnings due to the lingering effects of coronavirus-related shutdowns of shoe manufacturing plants in Vietnam. Slowing sales in China and growing competition from local brands also weakened the outlook for textiles, apparel, and luxury goods companies. Stocks in Germany’s industrials sector fell as supply chain disruptions and escalating input prices drove lower earnings outlooks. Information technology stocks also declined as many firms discontinued business operations in Russia and the economic outlook across Europe weakened.

Stocks in France also detracted from the Index’s return. Coronavirus-related lockdowns in China disrupted production of a French industrials company with Chinese operations and limited the supply of critical parts. The aerospace and defense industry was also negatively impacted by shortages in the supply of key parts, including engines and microchips. In the consumer discretionary sector, China’s lockdowns shuttered stores and led to declining sales of luxury brand products in the apparel, accessories, and luxury goods industry. The economic downturn in the U.S., where growth turned negative in the first two quarters of 2022, also weighed on sales of French luxury goods.

Stocks in the Netherlands also detracted from the Index’s performance. A global supply shortage of microprocessors slowed production for semiconductor equipment manufacturers, while the slowing worldwide economy diminished the sales outlook for many products that use microprocessors.

In terms of currency performance during the reporting period, the euro depreciated by approximately 15% relative to the U.S. dollar. Higher interest rates in the U.S. and geopolitical uncertainty due to the Eurozone’s proximity to the war in Ukraine pressured the euro.

The euro’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the euro’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of European equities measured in euros.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	99.9%
Short-term Investments	0.5
Forward foreign currency exchange contracts, net cumulative appreciation	1.7
Other assets less liabilities	(2.1)

SECTOR ALLOCATION (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)

Consumer Discretionary	16.5%
Industrials	15.4
Financials	14.5
Information Technology	12.9
Consumer Staples	8.6
Health Care	7.7
Utilities	6.6
Materials	6.5
Energy	5.2
Communication Services	4.9
Real Estate	1.2

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® Currency Hedged MSCI Germany ETF

Investment Objective

The iShares Currency Hedged MSCI Germany ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization German equities while mitigating exposure to fluctuations between the value of the euro and the U.S. dollar, as represented by the MSCI Germany 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Germany ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(21.88)%	1.33%	3.75%	(21.88)%	6.84%	37.16%
Fund Market	(21.85)	1.34	3.75	(21.85)	6.87	37.13
Index	(21.92)	1.64	4.02	(21.92)	8.46	40.30

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was January 31, 2014. The first day of secondary market trading was February 4, 2014.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 878.60	$ 0.19		$ 1,000.00	$ 1,025.00	$ 0.20		0.04%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2022 (continued)	iShares® Currency Hedged MSCI Germany ETF

Portfolio Management Commentary

Stocks in Germany declined sharply in U.S. dollar terms during the reporting period. Russia’s invasion of Ukraine disrupted supply chains and contributed to record-high inflation as prices for commodities and energy soared. Many nations, including Germany, imposed sanctions against Russia while some companies suspended Russian business operations. Germany’s economic growth slowed despite the lifting of many coronavirus-related restrictions. Rising inflation rates led the ECB to raise interest rates in July 2022 for the first time in 11 years, further weakening business confidence and the economic outlook.

The consumer discretionary sector detracted the most from the Index’s performance. Sales in the apparel, accessories, and luxury goods industry weakened after coronavirus-related restrictions forced the shutdown of shoe manufacturing plants in Vietnam. Stocks of automobile manufacturers also declined, as a global shortage of microprocessors forced automakers to curtail vehicle production while rising commodities prices, stemming from the war in Ukraine, increased costs.

The industrials sector also detracted notably from the Index’s return. Germany’s industrial production contracted over most of the reporting period, particularly in the second half. Supply chain disruptions and escalating input prices negatively affected the earnings outlook for the industrial conglomerates industry. In addition, sanctions against Russia forced a production halt in the country while also negatively affecting business operations in other areas.

The information technology sector further detracted from the Index’s performance, as many firms in the sector discontinued business operations in Russia and as the economic outlook across Europe weakened. The cost of investments in infrastructure to support cloud computing, such as computer servers and data centers, led to lower profit margins.

In terms of currency performance during the reporting period, the euro depreciated by approximately 15% relative to the U.S. dollar. Higher interest rates in the U.S. and geopolitical uncertainty due to the Eurozone’s proximity to the war in Ukraine pressured the euro.

The euro’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the euro’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of German equities measured in euros.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	99.9%
Short-term Investments	0.0 (a)
Forward foreign currency exchange contracts, net cumulative appreciation	1.8
Other assets less liabilities	(1.7)

(a)	Rounds to less than 0.1%.

SECTOR ALLOCATION (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)

Industrials	17.4%
Financials	16.6
Consumer Discretionary	16.4
Health Care	12.9
Information Technology	12.6
Communication Services	7.0
Materials	6.8
Utilities	4.4
Consumer Staples	3.2
Real Estate	2.7

(a)	Excludes money market funds.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® Currency Hedged MSCI Japan ETF

Investment Objective

The iShares Currency Hedged MSCI Japan ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Japanese equities while mitigating exposure to fluctuations between the value of the Japanese yen and the U.S. dollar, as represented by the MSCI Japan 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Japan ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	2.43%	7.48%	8.10%	2.43%	43.44%	95.12%
Fund Market	2.49	7.48	8.10	2.49	43.42	95.09
Index	3.36	8.22	8.42	3.36	48.42	100.21

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was January 31, 2014. The first day of secondary market trading was February 4, 2014.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,050.10	$ 0.05		$ 1,000.00	$ 1,025.20	$ 0.05		0.01%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2022 (continued)	iShares® Currency Hedged MSCI Japan ETF

Portfolio Management Commentary

Stocks in Japan declined in U.S. dollar terms during the reporting period, as supply chain disruptions, rising energy costs, and slowing exports restricted growth. The industrials sector detracted the most from the Index’s performance amid a notable slowdown in industrial production. Although currency weakness has historically aided industrial exporters, recent increases in offshore production limited the benefits. Japanese exports to China, the country’s largest export market, slowed amid China’s coronavirus pandemic-related restrictions, which idled factories and warehouses and slowed deliveries of goods. Industrial machinery stocks detracted notably as Japan’s industrial production fell significantly amid ongoing parts and labor shortages. Professional services companies that rely heavily on internet technology also declined, despite strong earnings growth, as their close identification with the information technology sector made them vulnerable to its stock price volatility.

The information technology sector detracted meaningfully from the Index’s return, most notably the technology hardware and equipment industry. A decline in demand for sensors and smart technology among retailers and automobile manufacturers amid changes in consumer purchasing behavior and reduced automobile production negatively affected makers of electronic equipment and instruments.

Consumer discretionary stocks also detracted notably from performance. Consumer electronics companies declined as production slowed amid the global semiconductor shortage and investor concerns about the risk of recession and the outlook for profits. Automobile manufacturers also declined as cost pressures outweighed strong vehicle sales.

In terms of currency performance during the reporting period, the Japanese yen depreciated by approximately 21% against the U.S. dollar. The widening gap between U.S. and Japanese interest rates pressured the Japanese yen, as some U.S. dollar-denominated investments became more attractive to investors.

The Japanese yen’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the Japanese yen’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Japanese equities measured in Japanese yen.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	99.7%
Short-term Investments	0.4
Forward foreign currency exchange contracts, net cumulative appreciation	4.2
Other assets less liabilities	(4.3)

SECTOR ALLOCATION (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)

Industrials	22.6%
Consumer Discretionary	19.0
Information Technology	13.5
Financials	10.2
Health Care	9.8
Communication Services	8.4
Consumer Staples	6.5
Materials	4.6
Real Estate	3.5
Utilities	1.1
Energy	0.9

(a)	Excludes money market funds.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	13

Schedule of Investments August 31, 2022	iShares® Currency Hedged MSCI Canada ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.6%
iShares MSCI Canada ETF(a)	627,536	$21,141,688

Total Investments in Securities — 99.6% (Cost: $21,942,302)		21,141,688

Other Assets Less Liabilities — 0.4%		77,753

Net Assets — 100.0%		$21,219,441

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$420,000	$—	$(420,000	)(b)	$—	$—	$—	—	$817	$—
iShares MSCI Canada ETF	16,587,362	13,185,295	(6,531,226)		922,039	(3,021,782)	21,141,688	627,536	401,394	—

					$922,039	$(3,021,782)	$21,141,688		$402,211	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	23,015,938	CAD	29,495,000	Morgan Stanley & Co. International PLC	09/06/22	$558,419
USD	722,920	CAD	947,000	Bank of America N.A.	10/04/22	2,045
USD	20,987,221	CAD	27,492,000	Morgan Stanley & Co. International PLC	10/04/22	59,760

						620,224

CAD	29,495,000	USD	22,550,153	Morgan Stanley & Co. International PLC	09/06/22	(92,633)
CAD	378,000	USD	288,241	Bank of America N.A.	10/04/22	(500)

						(93,133)

						$527,091

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments

Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$620,224	$—	$—	$620,224

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® Currency Hedged MSCI Canada ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments

Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$93,133	$—	$—	$93,133

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$385,300	$—	$—	$385,300

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$384,115	$—	$—	$384,115

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$20,182,029
Average amounts sold — in USD	$39,879,657

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$620,224	$93,133

Total derivative assets and liabilities in the Statement of Assets and Liabilities	620,224	93,133
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	620,224	93,133

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$2,045	$(500)	$—	$—	$1,545
Morgan Stanley & Co. International PLC	618,179	(92,633)	—	(450,000)	75,546

	$620,224	$(93,133)	$—	$(450,000)	$77,091

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities

Bank of America N.A.	$500	$(500)	$—	$—	$—
Morgan Stanley & Co. International PLC	92,633	(92,633)	—	—	—

	$93,133	$(93,133)	$—	$—	$—

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) August 31, 2022	iShares® Currency Hedged MSCI Canada ETF

Derivative Financial Instruments - Offsetting as of Period End (continued)

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$21,141,688	$—	$—	$21,141,688

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$620,224	$—	$620,224
Liabilities
Forward Foreign Currency Exchange Contracts	—	(93,133)	—	(93,133)

	$—	$527,091	$—	$527,091

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® Currency Hedged MSCI Eurozone ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.9%
iShares MSCI Eurozone ETF(a)	9,985,558	$352,789,764

Total Investment Companies (Cost: $477,664,279)		352,789,764

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(a)(b)	1,610,000	1,610,000

Total Short-Term Securities — 0.5% (Cost: $1,610,000)		1,610,000

Total Investments in Securities — 100.4% (Cost: $479,274,279)		354,399,764

Liabilities in Excess of Other Assets — (0.4)%		(1,261,722)

Net Assets — 100.0%		$353,138,042

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$1,160,000	$450,000	(a)	$—	$—	$—	$1,610,000	1,610,000	$6,237	$—
iShares MSCI Eurozone ETF	744,520,226	403,157,224		(623,138,064)	19,547,147	(191,296,769)	352,789,764	9,985,558	17,612,000	—

					$19,547,147	$(191,296,769)	$354,399,764		$17,618,237	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	4,697,000	USD	4,707,518	Bank of America N.A.	09/06/22	$13,966
USD	30,869,254	EUR	30,207,000	BNP Paribas SA	09/06/22	504,797
USD	59,471,833	EUR	58,187,302	Morgan Stanley & Co. International PLC	09/06/22	981,223
USD	291,438,005	EUR	285,149,043	State Street Bank and Trust Co.	09/06/22	4,802,588
USD	3,279,520	EUR	3,174,000	UBS AG	09/06/22	88,975
USD	58,632,958	EUR	58,187,302	Morgan Stanley & Co. International PLC	10/04/22	34,553
USD	303,867,034	EUR	301,631,043	State Street Bank and Trust Co.	10/04/22	104,914

						6,531,016

EUR	11,213,000	USD	11,436,287	Barclays Bank PLC	09/06/22	(164,838)
EUR	66,000	USD	67,771	BNP Paribas SA	09/06/22	(1,427)
EUR	1,117,000	USD	1,143,954	JPMorgan Chase Bank N.A.	09/06/22	(21,131)

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2022	iShares® Currency Hedged MSCI Eurozone ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	58,187,302	USD	58,525,370	Morgan Stanley & Co. International PLC	09/06/22	$(34,760)
EUR	301,631,043	USD	303,305,095	State Street Bank and Trust Co.	09/06/22	(101,764)
EUR	4,737,000	USD	4,853,184	UBS AG	09/06/22	(91,492)
USD	4,787,622	EUR	4,798,000	Barclays Bank PLC	09/06/22	(35,388)
USD	56,740	EUR	57,000	JPMorgan Chase Bank N.A.	09/06/22	(557)
USD	75,767	EUR	76,000	State Street Bank and Trust Co.	09/06/22	(630)
EUR	6,093,000	USD	6,138,764	UBS AG	10/04/22	(2,716)

						(454,703)

						$6,076,313

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$6,531,016	$—	$—	$6,531,016

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$454,703	$—	$—	$454,703

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$84,053,100	$—	$—	$84,053,100

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$2,585,261	$—	$—	$2,585,261

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$574,219,532
Average amounts sold — in USD	$1,123,298,125

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$6,531,016	$454,703

Total derivative assets and liabilities in the Statement of Assets and Liabilities	6,531,016	454,703
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	6,531,016	454,703

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® Currency Hedged MSCI Eurozone ETF

Derivative Financial Instruments - Offsetting as of Period End (continued)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$13,966	$—	$—	$—	$13,966
BNP Paribas SA	504,797	(1,427)	—	—	503,370
Morgan Stanley & Co. International PLC	1,015,776	(34,760)	—	(981,016)	—
State Street Bank and Trust Co.	4,907,502	(102,394)	—	—	4,805,108
UBS AG	88,975	(88,975)	—	—	—

	$6,531,016	$(227,556)	$—	$(981,016)	$5,322,444

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(d)

Barclays Bank PLC	$200,226	$—	$—	$—	$200,226
BNP Paribas SA	1,427	(1,427)	—	—	—
JPMorgan Chase Bank N.A.	21,688	—	—	—	21,688
Morgan Stanley & Co. International PLC	34,760	(34,760)	—	—	—
State Street Bank and Trust Co.	102,394	(102,394)	—	—	—
UBS AG	94,208	(88,975)	—	—	5,233

	$454,703	$(227,556)	$—	$—	$227,147

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$352,789,764	$—	$—	$352,789,764
Money Market Funds	1,610,000	—	—	1,610,000

	$354,399,764	$—	$—	$354,399,764

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$6,531,016	$—	$6,531,016
Liabilities
Forward Foreign Currency Exchange Contracts	—	(454,703)	—	(454,703)

	$—	$6,076,313	$—	$6,076,313

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments August 31, 2022	iShares® Currency Hedged MSCI Germany ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.9%
iShares MSCI Germany ETF(a)	1,659,661	$36,246,996

Total Investment Companies (Cost: $55,900,307)		36,246,996

Short-Term Securities

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(a)(b)	10,000	10,000

Total Short-Term Securities — 0.0% (Cost: $10,000)		10,000

Total Investments in Securities — 99.9% (Cost: $55,910,307)		36,256,996

Other Assets Less Liabilities — 0.1%		23,568

Net Assets — 100.0%		$36,280,564

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$30,000	$—	$(20,000	)(a)	$—	$—	$10,000	10,000	$338	$—
iShares MSCI Germany ETF	63,381,021	293,474,260	(298,660,515)		(2,776,222)	(19,171,548)	36,246,996	1,659,661	1,865,279	—

					$(2,776,222)	$(19,171,548)	$36,256,996		$1,865,617	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	31,000	USD	31,137	Citibank N.A.	09/06/22	$25
USD	36,938,926	EUR	36,127,150	BNP Paribas SA	09/06/22	623,459
USD	6,426,659	EUR	6,287,850	Morgan Stanley & Co. International PLC	09/06/22	106,033
USD	6,336,009	EUR	6,287,850	Morgan Stanley & Co. International PLC	10/04/22	3,734
USD	30,819,937	EUR	30,593,150	State Street Bank and Trust Co.	10/04/22	10,641

						743,892

EUR	12,000	USD	12,306	Bank of America N.A.	09/06/22	(244)
EUR	6,733,000	USD	6,840,165	JPMorgan Chase Bank N.A.	09/06/22	(72,069)
EUR	6,299,850	USD	6,336,796	Morgan Stanley & Co. International PLC	09/06/22	(4,107)
EUR	30,593,150	USD	30,762,942	State Street Bank and Trust Co.	09/06/22	(10,322)
USD	1,256,808	EUR	1,254,000	Bank of America N.A.	09/06/22	(3,729)

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® Currency Hedged MSCI Germany ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	464,000	USD	467,563	Toronto Dominion Bank	10/04/22	$(284)
EUR	58,000	USD	58,429	UBS AG	10/04/22	(19)

						(90,774)

						$653,118

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$743,892	$—	$—	$743,892

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$90,774	$—	$—	$90,774

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$8,395,733	$—	$—	$8,395,733

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$378,920	$—	$—	$378,920

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$67,608,476
Average amounts sold — in USD	$119,927,042

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$743,892	$90,774

Total derivative assets and liabilities in the Statement of Assets and Liabilities	743,892	90,774
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	743,892	90,774

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2022	iShares® Currency Hedged MSCI Germany ETF

Derivative Financial Instruments - Offsetting as of Period End (continued)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

BNP Paribas SA	$623,459	$—	$—	$—	$623,459
Citibank N.A.	25	—	—	—	25
Morgan Stanley & Co. International PLC	109,767	(4,107)	—	—	105,660
State Street Bank and Trust Co.	10,641	(10,322)	—	—	319

	$743,892	$(14,429)	$—	$—	$729,463

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(d)

Bank of America N.A.	$3,973	$—	$—	$—	$3,973
JPMorgan Chase Bank N.A.	72,069	—	—	—	72,069
Morgan Stanley & Co. International PLC	4,107	(4,107)	—	—	—
State Street Bank and Trust Co.	10,322	(10,322)	—	—	—
Toronto Dominion Bank	284	—	—	—	284
UBS AG	19	—	—	—	19

	$90,774	$(14,429)	$—	$—	$76,345

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$36,246,996	$—	$—	$36,246,996
Money Market Funds	10,000	—	—	10,000

	$36,256,996	$—	$—	$36,256,996

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$743,892	$—	$743,892
Liabilities
Forward Foreign Currency Exchange Contracts	—	(90,774)	—	(90,774)

	$—	$653,118	$—	$653,118

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® Currency Hedged MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.7%
iShares MSCI Japan ETF(a)	8,649,761	$463,540,692

Total Investment Companies (Cost: $581,370,513)		463,540,692

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(a)(b)	1,710,000	1,710,000

Total Short-Term Securities — 0.4% (Cost: $1,710,000)		1,710,000

Total Investments in Securities — 100.1% (Cost: $583,080,513)		465,250,692

Liabilities in Excess of Other Assets — (0.1)%		(499,860)

Net Assets — 100.0%		$464,750,832

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$210,000	$1,500,000	(a)	$—	$—	$—	$1,710,000	1,710,000	$6,987	$—
iShares MSCI Japan ETF	534,387,175	1,009,080,677		(938,679,654)	(12,540,033)	(128,707,473)	463,540,692	8,649,761	15,045,704	—

					$(12,540,033)	$(128,707,473)	$465,250,692		$15,052,691	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	3,897,031	JPY	525,583,000	BNP Paribas SA	09/06/22	$112,777
USD	31,398,744	JPY	4,185,938,000	Citibank N.A.	09/06/22	1,259,543
USD	29,293,488	JPY	3,937,380,000	JPMorgan Chase Bank N.A.	09/06/22	943,931
USD	48,226,436	JPY	6,428,727,900	Morgan Stanley & Co. International PLC	09/06/22	1,938,908
USD	480,803,621	JPY	64,107,845,100	State Street Bank and Trust Co.	09/06/22	19,220,289
USD	67,007	JPY	8,934,000	Toronto Dominion Bank	09/06/22	2,681
USD	19,864,693	JPY	2,746,792,000	Citibank N.A.	10/04/22	42,666
USD	46,120,749	JPY	6,377,401,900	Morgan Stanley & Co. International PLC	10/04/22	98,684

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2022	iShares® Currency Hedged MSCI Japan ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	400,515,462	JPY	55,394,893,100	State Street Bank and Trust Co.	10/04/22	$762,179

						24,381,658

JPY	1,518,661,000	USD	11,366,866	Bank of New York	09/06/22	(432,344)

JPY	2,743,165,000	USD	20,624,321	JPMorgan Chase Bank N.A.	09/06/22	(873,241)

JPY	6,377,401,900	USD	46,017,184	Morgan Stanley & Co. International PLC	09/06/22	(99,209)

JPY	7,813,263,000	USD	57,564,534	Natwest Markets PLC	09/06/22	(1,308,206)

JPY	60,607,106,100	USD	438,473,192	State Street Bank and Trust Co.	09/06/22	(2,095,554)

JPY	134,811,000	USD	985,539	UBS AG	09/06/22	(14,885)
JPY	261,000	USD	1,887	Morgan Stanley & Co. International PLC	10/04/22	(3)

						(4,823,442)

						$19,558,216

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$24,381,658	$—	$—	$24,381,658

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$4,823,442	$—	$—	$4,823,442

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$107,931,965	$—	$—	$107,931,965

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$18,139,823	$—	$—	$18,139,823

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$594,574,699
Average amounts sold — in USD	$1,125,479,386

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® Currency Hedged MSCI Japan ETF

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$24,381,658	$4,823,442

Total derivative assets and liabilities in the Statement of Assets and Liabilities	24,381,658	4,823,442
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	24,381,658	4,823,442

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

BNP Paribas SA	$112,777	$—	$—	$—	$112,777
Citibank N.A.	1,302,209	—	—	—	1,302,209
JPMorgan Chase Bank N.A.	943,931	(873,241)	—	—	70,690
Morgan Stanley & Co. International PLC	2,037,592	(99,212)	—	(1,920,000)	18,380
State Street Bank and Trust Co.	19,982,468	(2,095,554)	—	—	17,886,914
Toronto Dominion Bank	2,681	—	—	—	2,681

	$24,381,658	$(3,068,007)	$—	$(1,920,000)	$19,393,651

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(d)

Bank of New York	$432,344	$—	$—	$—	$432,344
JPMorgan Chase Bank N.A.	873,241	(873,241)	—	—	—
Morgan Stanley & Co. International PLC	99,212	(99,212)	—	—	—
Natwest Markets PLC	1,308,206	—	—	—	1,308,206
State Street Bank and Trust Co.	2,095,554	(2,095,554)	—	—	—
UBS AG	14,885	—	—	—	14,885

	$4,823,442	$(3,068,007)	$—	$—	$1,755,435

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2022	iShares® Currency Hedged MSCI Japan ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$463,540,692	$—	$—	$463,540,692
Money Market Funds	1,710,000	—	—	1,710,000

	$465,250,692	$—	$—	$465,250,692

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$24,381,658	$—	$24,381,658
Liabilities
Forward Foreign Currency Exchange Contracts	—	(4,823,442)	—	(4,823,442)

	$—	$19,558,216	$—	$19,558,216

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2022

	iShares Currency Hedged MSCI Canada ETF	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF	iShares Currency Hedged MSCI Japan ETF

ASSETS
Investments, at value — affiliated(a)	$21,141,688	$354,399,764	$36,256,996	$465,250,692
Cash	458,087	1,072	7,862	642,790
Receivables:
Capital shares sold	—	—	27,811	79,119
Dividends — affiliated	14	1,288	21	1,736
Unrealized appreciation on forward foreign currency exchange contracts	620,224	6,531,016	743,892	24,381,658

Total assets	22,220,013	360,933,140	37,036,582	490,355,995

LIABILITIES
Cash received as collateral for OTC derivatives	450,000	1,430,000	—	1,920,000
Payables:
Investments purchased	456,871	5,805,903	664,293	18,463,432
Capital shares redeemed	—	94,963	—	395,592
Investment advisory fees	568	9,529	951	2,697
Unrealized depreciation on forward foreign currency exchange contracts	93,133	454,703	90,774	4,823,442

Total liabilities	1,000,572	7,795,098	756,018	25,605,163

NET ASSETS	$21,219,441	$353,138,042	$36,280,564	$464,750,832

NET ASSETS CONSIST OF
Paid-in capital	$21,786,914	$434,502,465	$90,862,331	$530,247,953
Accumulated loss	(567,473)	(81,364,423)	(54,581,767)	(65,497,121)

NET ASSETS	$21,219,441	$353,138,042	$36,280,564	$464,750,832

NET ASSET VALUE
Shares outstanding	700,000	11,400,000	1,450,000	12,000,000

Net asset value	$30.31	$30.98	$25.02	$38.73

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — affiliated	$21,942,302	$479,274,279	$55,910,307	$583,080,513

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Statements of Operations

Year Ended August 31, 2022

	iShares Currency Hedged MSCI Canada ETF	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF	iShares Currency Hedged MSCI Japan ETF

INVESTMENT INCOME
Dividends — affiliated	$402,211	$17,618,237	$1,865,617	$15,052,691

Total investment income	402,211	17,618,237	1,865,617	15,052,691

EXPENSES
Investment advisory fees	124,610	3,258,033	280,058	3,036,767
Commitment fees	—	5,390	570	6,412
Professional fees	217	217	217	217
Interest expense	—	—	—	8,205

Total expenses	124,827	3,263,640	280,845	3,051,601

Less:
Investment advisory fees waived	(118,798)	(3,105,994)	(261,524)	(3,012,924)

Total expenses after fees waived	6,029	157,646	19,321	38,677

Net investment income	396,182	17,460,591	1,846,296	15,014,014

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(43,411)	(7,153,553)	(1,853,603)	(6,601,222)
In-kind redemptions — affiliated(a)	965,450	26,700,700	(922,619)	(5,938,811)
Forward foreign currency exchange contracts	385,300	84,053,100	8,395,733	107,931,965
Foreign currency transactions	—	—	3,393	—

	1,307,339	103,600,247	5,622,904	95,391,932

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(3,021,782)	(191,296,769)	(19,171,548)	(128,707,473)
Forward foreign currency exchange contracts	384,115	2,585,261	378,920	18,139,823

	(2,637,667)	(188,711,508)	(18,792,628)	(110,567,650)

Net realized and unrealized loss	(1,330,328)	(85,111,261)	(13,169,724)	(15,175,718)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(934,146)	$(67,650,670)	$(11,323,428)	$(161,704)

(a) See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Currency Hedged MSCI Canada ETF		iShares Currency Hedged MSCI Eurozone ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$396,182	$216,856	$17,460,591	$15,085,514
Net realized gain (loss)	1,307,339	(97,038)	103,600,247	33,361,588
Net change in unrealized appreciation (depreciation)	(2,637,667)	2,839,398	(188,711,508)	125,904,966

Net increase (decrease) in net assets resulting from operations	(934,146)	2,959,216	(67,650,670)	174,352,068

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(630,468)	(217,525)	(17,477,602)	(15,122,753)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	6,214,372	2,272,139	(306,403,605)	15,471,012

NET ASSETS
Total increase (decrease) in net assets	4,649,758	5,013,830	(391,531,877)	174,700,327
Beginning of year	16,569,683	11,555,853	744,669,919	569,969,592

End of year	$21,219,441	$16,569,683	$353,138,042	$744,669,919

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Statements of Changes in Net Assets  (continued)

	iShares Currency Hedged MSCI Germany ETF		iShares Currency Hedged MSCI Japan ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,846,296	$1,850,036	$15,014,014	$5,002,260
Net realized gain	5,622,904	6,348,167	95,391,932	46,915,341
Net change in unrealized appreciation (depreciation)	(18,792,628)	5,384,005	(110,567,650)	20,601,765

Net increase (decrease) in net assets resulting from operations	(11,323,428)	13,582,208	(161,704)	72,519,366

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,848,200)	(1,854,347)	(15,018,714)	(5,002,254)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(13,942,180)	(24,290,125)	(55,467,158)	220,624,947

NET ASSETS
Total increase (decrease) in net assets	(27,113,808)	(12,562,264)	(70,647,576)	288,142,059
Beginning of year	63,394,372	75,956,636	535,398,408	247,256,349

End of year	$36,280,564	$63,394,372	$464,750,832	$535,398,408

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

		iShares Currency Hedged MSCI Canada ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$32.49	$25.68	$26.41	$26.79	$24.70

Net investment income(a)	0.64	0.53	0.71	0.59	0.56
Net realized and unrealized gain (loss)(b)	(1.75)	6.80	0.30	0.30	2.10

Net increase (decrease) from investment operations	(1.11)	7.33	1.01	0.89	2.66

Distributions(c)
From net investment income	(0.67)	(0.52)	(1.37)	(0.64)	(0.57)
From net realized gain	(0.40)	—	(0.37)	(0.63)	—

Total distributions	(1.07)	(0.52)	(1.74)	(1.27)	(0.57)

Net asset value, end of year	$30.31	$32.49	$25.68	$26.41	$26.79

Total Return(d)
Based on net asset value	(3.60)%	28.81%	4.08%	3.84%	10.82%

Ratios to Average Net Assets(e)
Total expenses	0.62%	0.62%	0.62%	0.62%	0.62%

Total expenses after fees waived	0.03%	0.03%	0.03%	0.03%	0.03%

Net investment income	1.97%	1.84%	2.75%	2.31%	2.12%

Supplemental Data
Net assets, end of year (000)	$21,219	$16,570	$11,556	$38,290	$5,357

Portfolio turnover rate(f)	10%	10%	15%	12%	10%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares Currency Hedged MSCI Eurozone ETF

	Year Ended 08/31/22		Year Ended 08/31/21	Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18

Net asset value, beginning of year	$37.33		$28.36	$29.86		$29.76		$28.83

Net investment income(a)	1.18		0.83	0.35		0.76		0.79
Net realized and unrealized gain (loss)(b)	(6.17)		9.00	(0.64)		0.24		1.03

Net increase (decrease) from investment operations	(4.99)		9.83	(0.29)		1.00		1.82

Distributions(c)
From net investment income	(1.36)		(0.86)	(0.38)		(0.90)		(0.89)
From net realized gain	(0.00	)(d)	—	(0.83)		(0.00	)(d)	—
Return of capital	—		—	(0.00	)(d)	—		—

Total distributions	(1.36)		(0.86)	(1.21)		(0.90)		(0.89)

Net asset value, end of year	$30.98		$37.33	$28.36		$29.86		$29.76

Total Return(e)
Based on net asset value	(13.50)%		35.04%	(1.21)%		3.41%		6.36%

Ratios to Average Net Assets(f)
Total expenses	0.62%		0.62%	0.62%		0.62%		0.62%

Total expenses after fees waived	0.03%		0.03%	0.03%		0.03%		0.03%

Net investment income	3.32%		2.52%	1.18%		2.63%		2.61%

Supplemental Data
Net assets, end of year (000)	$353,138		$744,670	$569,970		$868,987		$1,660,448

Portfolio turnover rate(g)	6%		14%	10%		5%		11%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Rounds to less than $0.01.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares Currency Hedged MSCI Germany ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18

Net asset value, beginning of year	$33.37	$28.13	$26.21		$27.64		$26.82

Net investment income(a)	1.06	0.85	0.21		0.55		0.53
Net realized and unrealized gain (loss)(b)	(8.32)	5.31	2.06		(1.25)		1.02

Net increase (decrease) from investment operations	(7.26)	6.16	2.27		(0.70)		1.55

Distributions(c)
Distributions from net investment income	(1.09)	(0.92)	(0.35)		(0.73)		(0.73)
Return of capital	—	—	(0.00	)(d)	(0.00	)(d)	—

Total distributions	(1.09)	(0.92)	(0.35)		(0.73)		(0.73)

Net asset value, end of year	$25.02	$33.37	$28.13		$26.21		$27.64

Total Return(e)
Based on net asset value	(21.88)%	22.12%	8.71%		(2.65)%		5.83%

Ratios to Average Net Assets(f)
Total expenses	0.53%	0.53%	0.53%		0.53%		0.53%

Total expenses after fees waived	0.04%	0.03%	0.02%		0.04%		0.06%

Net investment income	3.49%	2.78%	0.77%		2.09%		1.87%

Supplemental Data
Net assets, end of year (000)	$36,281	$63,394	$75,957		$154,620		$330,346

Portfolio turnover rate(g)	9%	16%	12%		5%		11%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Rounds to less than $0.01.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares Currency Hedged MSCI Japan ETF

	Year Ended 08/31/22		Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18

Net asset value, beginning of year	$38.66		$31.50		$29.13		$32.36		$29.56

Net investment income(a)	1.02		0.51		0.72		0.45		0.46
Net realized and unrealized gain (loss)(b)	(0.09)		7.06		2.35		(3.04)		2.81

Net increase (decrease) from investment operations	0.93		7.57		3.07		(2.59)		3.27

Distributions(c)
Distributions from net investment income	(0.86)		(0.41)		(0.70)		(0.64)		(0.47)
From net realized gain	(0.00	)(d)	—		—		—		—

Total distributions	(0.86)		(0.41)		(0.70)		(0.64)		(0.47)

Net asset value, end of year	$38.73		$38.66		$31.50		$29.13		$32.36

Total Return(e)
Based on net asset value	2.43%		24.08%		10.52%		(8.06)%		11.07%

Ratios to Average Net Assets(f)
Total expenses	0.53%		0.53%		0.53%		0.53%		0.53%

Total expenses after fees waived	0.01%		0.00	%(g)	0.00	%(g)	0.00	%(g)	0.01%

Net investment income	2.62%		1.38%		2.31%		1.47%		1.41%

Supplemental Data
Net assets, end of year (000)	$464,751		$535,398		$247,256		$329,138		$1,004,834

Portfolio turnover rate(h)	6%		7%		9%		9%		9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Rounds to less than $0.01.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Rounds to less than 0.01%.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Currency Hedged MSCI Canada	Diversified
Currency Hedged MSCI Eurozone	Diversified
Currency Hedged MSCI Germany	Diversified
Currency Hedged MSCI Japan	Diversified

Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements, including the accounting policies, and schedules of investments for the underlying funds are available on iShares.com and should be read in conjunction with the Funds’ financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date. Interest income is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, each Fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	DERIVATIVE FINANCIAL INSTRUMENTS

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees
Currency Hedged MSCI Canada	0.62%
Currency Hedged MSCI Eurozone	0.62
Currency Hedged MSCI Germany	0.53
Currency Hedged MSCI Japan	0.53

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

For the iShares Currency Hedged MSCI Canada ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2025 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Canada ETF (“EWC”), after taking into account any fee waivers by EWC, plus 0.03%.

For the iShares Currency Hedged MSCI Eurozone ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2025 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Eurozone ETF (“EZU”), after taking into account any fee waivers by EZU, plus 0.03%.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

For the iShares Currency Hedged MSCI Germany ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2025 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds, provided that the waiver be no greater than the Fund’s investment advisory fee of 0.53%.

For the iShares Currency Hedged MSCI Japan ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2025 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds, provided that the waiver be no greater than the Fund’s investment advisory fee of 0.53%. BFA has also contractually agreed to waive an additional portion of its investment advisory fee for the Fund through December 31, 2025 such that the Fund’s total annual operating expenses after fee waiver will be equal to the greater of the acquired fund fees and expenses or 0.48%.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended August 31, 2022, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

iShares ETF	Amounts Waived
Currency Hedged MSCI Canada	$118,798
Currency Hedged MSCI Eurozone	3,105,994
Currency Hedged MSCI Germany	261,524
Currency Hedged MSCI Japan	3,012,924

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

6.	PURCHASES AND SALES

For the year ended August 31, 2022, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Currency Hedged MSCI Canada	$2,527,806	$2,023,632
Currency Hedged MSCI Eurozone	118,574,402	33,607,161
Currency Hedged MSCI Germany	13,403,674	4,734,765
Currency Hedged MSCI Japan	160,415,923	33,321,468

For the year ended August 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Currency Hedged MSCI Canada	$10,657,489	$4,507,593
Currency Hedged MSCI Eurozone	284,582,822	589,530,904
Currency Hedged MSCI Germany	280,070,586	293,925,749
Currency Hedged MSCI Japan	848,664,753	905,358,187

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2022, permanent differences attributable to distributions paid in excess of taxable income, certain deemed distributions and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Currency Hedged MSCI Canada	$965,450	$(965,450)
Currency Hedged MSCI Eurozone	26,555,064	(26,555,064)
Currency Hedged MSCI Germany	(2,698,590)	2,698,590
Currency Hedged MSCI Japan	8,311,788	(8,311,788)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/22	Year Ended 08/31/21
Currency Hedged MSCI Canada
Ordinary income	$611,347	$217,525
Long-term capital gains	19,121	—

	$630,468	$217,525

Currency Hedged MSCI Eurozone
Ordinary income	$17,477,602	$15,122,753

Currency Hedged MSCI Germany
Ordinary income	$1,848,200	$1,854,347

Currency Hedged MSCI Japan
Ordinary income	$15,018,714	$5,002,254

As of August 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses) (b)	Total
Currency Hedged MSCI Canada	$—	$305,705	$—		$(873,178)	$(567,473)
Currency Hedged MSCI Eurozone	21,613,844	23,067,180	—		(126,045,447)	(81,364,423)
Currency Hedged MSCI Germany	—	—	(34,845,855)		(19,735,912)	(54,581,767)
Currency Hedged MSCI Japan	22,735,084	30,732,976	—		(118,965,181)	(65,497,121)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.

For the year ended August 31, 2022, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized
Currency Hedged MSCI Canada	$258,109
Currency Hedged MSCI Eurozone	35,252,249
Currency Hedged MSCI Germany	8,716,627
Currency Hedged MSCI Japan	52,181,274

As of August 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Currency Hedged MSCI Canada	$22,014,866	$620,224	$(1,493,402)	$(873,178)
Currency Hedged MSCI Eurozone	480,445,211	6,531,016	(132,576,463)	(126,045,447)
Currency Hedged MSCI Germany	55,992,908	743,892	(20,479,804)	(19,735,912)
Currency Hedged MSCI Japan	584,215,873	24,381,658	(143,346,839)	(118,965,181)

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

8.	LINE OF CREDIT

The iShares Currency Hedged MSCI Eurozone ETF, iShares Currency Hedged MSCI Germany ETF and iShares Currency Hedged MSCI Japan ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 11, 2023. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

For the year ended August 31, 2022, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
Currency Hedged MSCI Japan	$32,050,000	$439,041	1.84%

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/22		Year Ended 08/31/21

iShares ETF	Shares	Amount	Shares	Amount

Currency Hedged MSCI Canada
Shares sold	330,000	$10,691,502	190,000	$6,100,407
Shares redeemed	(140,000)	(4,477,130)	(130,000)	(3,828,268)

	190,000	$6,214,372	60,000	$2,272,139

Currency Hedged MSCI Eurozone
Shares sold	8,300,000	$287,220,148	16,600,000	$546,988,458
Shares redeemed	(16,850,000)	(593,623,753)	(16,750,000)	(531,517,446)

	(8,550,000)	$(306,403,605)	(150,000)	$15,471,012

Currency Hedged MSCI Germany
Shares sold	9,700,000	$283,625,278	10,850,000	$325,501,335
Shares redeemed	(10,150,000)	(297,567,458)	(11,650,000)	(349,791,460)

	(450,000)	$(13,942,180)	(800,000)	$(24,290,125)

Currency Hedged MSCI Japan
Shares sold	22,300,000	$859,549,528	16,600,000	$599,727,410
Shares redeemed	(24,150,000)	(915,016,686)	(10,600,000)	(379,102,463)

	(1,850,000)	$(55,467,158)	6,000,000	$220,624,947

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the four funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

iShares Currency Hedged MSCI Canada ETF

iShares Currency Hedged MSCI Eurozone ETF

iShares Currency Hedged MSCI Germany ETF

iShares Currency Hedged MSCI Japan ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2022:

iShares ETF	Qualified Dividend Income
Currency Hedged MSCI Canada	$369,815
Currency Hedged MSCI Eurozone	17,551,047
Currency Hedged MSCI Germany	1,816,820
Currency Hedged MSCI Japan	13,534,224

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Currency Hedged MSCI Canada	$486,802	$84,583
Currency Hedged MSCI Germany	2,072,359	205,376
Currency Hedged MSCI Japan	16,428,721	1,371,557

iShares ETF	20% Rate Long-Term Capital Gain Dividends

Currency Hedged MSCI Canada	$19,121
Currency Hedged MSCI Eurozone	3,452,817
Currency Hedged MSCI Japan	14,329,805

I M P O R T A N T T A X I N F O R M A T I O N	43

Board Review and Approval of Investment Advisory Contract

iShares Currency Hedged MSCI Canada ETF, iShares Currency Hedged MSCI Eurozone ETF, iShares Currency Hedged MSCI Germany ETF, iShares Currency Hedged MSCI Japan ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts withsubstantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	45

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Currency Hedged MSCI Canada(a)	$0.731306	$—	$0.337545	$1.068851	68%	—%	32%	100%
Currency Hedged MSCI Eurozone	1.355972	—	—	1.355972	100	—	—	100
Currency Hedged MSCI Germany	1.094719	—	—	1.094719	100	—	—	100
Currency Hedged MSCI Japan	0.864742	—	—	0.864742	100	—	—	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of August 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (52)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (67)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	47

Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (61)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (58)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (55)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (42)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited) (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	49

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Currency Abbreviations

CAD	Canadian Dollar

EUR	Euro

JPY	Japanese Yen

USD	United States Dollar

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	51

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

© 2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-801-0822

AUGUST 31, 2022

2022 Annual Report

iShares Trust

•	iShares Currency Hedged MSCI United Kingdom ETF | HEWU | NYSE Arca

•	iShares MSCI United Kingdom ETF | EWU | NYSE Arca

•	iShares MSCI United Kingdom Small-Cap ETF | EWUS | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(8.84)%	(11.23)%

U.S. small cap equities (Russell 2000® Index)	(9.31)	(17.88)

International equities (MSCI Europe, Australasia, Far East Index)	(13.97)	(19.80)

Emerging market equities (MSCI Emerging Markets Index)	(13.30)	(21.80)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.36	0.39

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.71)	(13.27)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(7.76)	(11.52)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.72)	(8.63)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.78)	(10.61)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets declined in U.S. dollar terms during the 12 months ended August 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -15.88% in U.S. dollar terms for the reporting period.

For the first third of the reporting period, economic recovery supported stocks in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, substantial challenges emerged at the beginning of 2022 which negatively affected stock prices. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting important commodities markets.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, unemployment declined substantially, falling to 3.7% in August 2022 while the number of long-term unemployed dropped below the pre-pandemic level. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to grow.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022. In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses. In that environment, the U.S. dollar significantly appreciated relative to most foreign currencies.

Stocks declined in Europe in U.S. dollar terms as economic growth stalled and the euro declined sharply relative to the U.S. dollar. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) responded to elevated inflation by raising interest rates in July 2022, the first such increase in over a decade.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly in U.S. dollar terms. Chinese stocks faced significant headwinds amid regulatory interventions by the Chinese government and strict lockdowns following COVID-19 outbreaks. Japanese stocks also declined amid an economic contraction in the first quarter of 2022 and a sharp decline in the Japanese yen relative to the U.S. dollar. Emerging market stocks declined substantially, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies.

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Fund Summary as of August 31, 2022	iShares® Currency Hedged MSCI United Kingdom ETF

Investment Objective

The iShares Currency Hedged MSCI United Kingdom ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization United Kingdom equities while mitigating exposure to fluctuations between the value of the British pound and the U.S. dollar, as represented by the MSCI United Kingdom 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI United Kingdom ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	9.18%	4.11%	5.76%	9.18%	22.30%	49.42%
Fund Market	9.19	4.11	5.76	9.19	22.32	49.49
Index	9.83	4.82	6.33	9.83	26.53	55.24

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 29, 2015. The first day of secondary market trading was July 1, 2015.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,019.90	$0.00		$1,000.00	$1,025.20	$0.00		0.00%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2022 (continued)	iShares® Currency Hedged MSCI United Kingdom ETF

Portfolio Management Commentary

Stocks in the U.K. declined for the reporting period in U.S. dollar terms, as the country’s economy contracted in the second quarter of 2022 and inflation reached 40-year highs. The Bank of England raised interest rates multiple times and warned of a prolonged recession.

The industrials sector was the largest detractor from the Index’s return, as industrial production grew at a relatively slow pace. A multinational construction rental company with operations in the U.S. declined sharply despite benefiting from the relatively strong U.S. housing market. In addition, a multinational consumer credit rating agency declined despite strong earnings, as lower mortgage refinancing activity and declining consumer spending clouded the earnings outlook.

The financials sector also detracted from the Index’s performance. The insurance industry generally benefited from higher interest rates, but rising inflation led to uncertainty about cost increases and demand for insurance products. A large multinational insurer declined sharply as slower growth abroad and outflows from mutual funds weighed on earnings growth.

The consumer discretionary and consumer staples sectors also detracted from the Index’s return, as high inflation drove up input costs and tempered demand. Household durables stocks declined, as the cooling housing market and rising cost of living weighed on sales of big-ticket items. The personal products industry also weakened, largely driven by a multinational consumer products company, as inflation increased production expenses and sapped consumer demand. On the upside, the energy sector was a relatively large contributor in U.S. dollar terms due to rising oil and gas prices.

In terms of currency performance during the reporting period, the British pound depreciated by approximately 15% relative to the U.S. dollar. Rising interest rates in the U.S. along with high inflation and energy costs in Britain pressured the British pound.

The British pound’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the British pound’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of British equities measured in British pounds.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	99.7%
Short-term Investments	4.4
Forward foreign currency exchange contracts, net cumulative appreciation	6.4
Other assets less liabilities	(10.5)

SECTOR ALLOCATION (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)

Consumer Staples	20.8%
Financials	17.4
Energy	14.2
Health Care	13.0
Industrials	10.5
Materials	8.9
Consumer Discretionary	5.2
Utilities	4.0
Communication Services	3.9
Real Estate	1.1
Information Technology	1.0

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI United Kingdom ETF

Investment Objective

The iShares MSCI United Kingdom ETF (the “Fund”) seeks to track the investment results of an index composed of U.K. equities, as represented by the MSCI United Kingdom Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(8.50)%	0.80%	2.48%	(8.50)%	4.08%	27.79%
Fund Market	(8.36)	0.76	2.43	(8.36)	3.84	27.08
Index	(7.66)	1.45	3.07	(7.66)	7.45	35.25

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$873.70	$2.36		$1,000.00	$1,022.70	$2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI United Kingdom ETF

Portfolio Management Commentary

Stocks in the U.K. declined for the reporting period in U.S. dollar terms, as the country’s economy contracted in the second quarter of 2022 and inflation reached 40-year highs. The Bank of England raised interest rates multiple times and warned of a prolonged recession. In addition, comparatively high interest rates in the U.S. and the U.K.’s dependence on foreign imports led to a sharp depreciation in the British pound relative to the U.S. dollar, which detracted from the Index’s return in U.S. dollar terms.

The industrials sector was the largest detractor from the Index’s return, as industrial production grew at a relatively slow pace. A multinational construction rental company with operations in the U.S. declined sharply despite benefiting from the relatively strong U.S. housing market. In addition, a multinational consumer credit rating agency declined despite strong earnings, as lower mortgage refinancing activity and declining consumer spending clouded the earnings outlook.

The financials sector also detracted from the Index’s performance. The insurance industry generally benefited from higher interest rates, but rising inflation led to uncertainty about cost increases and demand for insurance products. A large multinational insurer declined sharply as slower growth abroad and outflows from mutual funds weighed on earnings growth.

The consumer discretionary and consumer staples sectors also detracted from the Index’s return, as high inflation drove up input costs and tempered demand. Household durables stocks declined, as the cooling housing market and rising cost of living weighed on sales of big-ticket items. The personal products industry also weakened, largely driven by a multinational consumer products company, as inflation increased production expenses and sapped consumer demand. On the upside, the energy sector was a relatively large contributor due to rising oil and gas prices.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Consumer Staples	20.8%
Financials	17.4
Energy	14.2
Health Care	13.0
Industrials	10.5
Materials	8.9
Consumer Discretionary	5.2
Utilities	4.0
Communication Services	3.9
Real Estate	1.1
Information Technology	1.0

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Shell PLC	9.5%
AstraZeneca PLC	9.2
HSBC Holdings PLC	5.9
Unilever PLC	5.6
Diageo PLC	4.8
BP PLC	4.8
British American Tobacco PLC	4.2
GSK PLC	3.1
Rio Tinto PLC	3.0
Reckitt Benckiser Group PLC	2.7

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI United Kingdom Small-Cap ETF

Investment Objective

The iShares MSCI United Kingdom Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.K. equities, as represented by the MSCI United Kingdom Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(36.56)%	(2.44)%	3.81%	(36.56)%	(11.60)%	45.40%
Fund Market	(36.66)	(2.45)	3.70	(36.66)	(11.65)	43.82
Index	(36.05)	(1.79)	4.48	(36.05)	(8.62)	54.96

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$766.60	$2.63		$1,000.00	$1,022.20	$3.01		0.59%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI United Kingdom Small-Cap ETF

Portfolio Management Commentary

Small-capitalization stocks in the U.K. declined for the reporting period, as the country’s economy slipped into contraction in the second quarter of 2022 and inflation reached 40-year highs. The Bank of England raised interest rates to the highest levels in 13 years and warned of a prolonged recession. The declining value of the British pound relative to the U.S. dollar also diminished the value of U.K. stocks in U.S. dollar terms.

The consumer discretionary sector detracted the most from the Index’s return. Internet and direct marketing retail companies experienced declining sales due to a reduction in online spending by consumers. Additionally, persistent supply chain problems affected international deliveries from online retailers. In the restaurants industry, disruptions to supply precipitated by the war in Ukraine increased prices for energy and wheat, weighing on the profitability of makers of baked goods.

Industrials stocks also detracted from the Index’s performance, particularly in the trading companies and distributors industry. The costs of raw materials rose, pressuring sellers of building materials. Additionally, the U.K. housing market cooled as interest rates rose, weakening the prospects for new home construction. Retailers of home improvement materials were further impacted as worsening inflation led to a reduction in consumer spending on discretionary home renovation projects.

Financials stocks were another source of weakness for the Index’s return, driven by capital markets companies. Challenges for asset managers during the reporting period included increased market volatility, outflows from higher-growth stocks, and negative publicity surrounding the suspension of investments in Russia. In the real estate sector, office real estate investment trusts declined significantly as the increase in remote working during the coronavirus pandemic led to higher office vacancies and prompted investors to question the future viability of office investments.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Industrials	21.8%
Financials	16.0
Real Estate	13.0
Consumer Discretionary	12.9
Information Technology	8.2
Health Care	6.9
Communication Services	5.9
Materials	4.5
Consumer Staples	4.0
Utilities	3.4
Energy	3.4

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Meggitt PLC	1.9%
RS GROUP PLC	1.6
Rightmove PLC	1.6
Avast PLC	1.5
Centrica PLC	1.4
Intermediate Capital Group PLC	1.2
Dechra Pharmaceuticals PLC	1.2
Weir Group PLC (The)	1.2
DS Smith PLC	1.1
HomeServe PLC	1.1

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	11

Schedule of Investments August 31, 2022	iShares® Currency Hedged MSCI United Kingdom ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.7%
iShares MSCI United Kingdom ETF(a)	546,282	$15,793,013

Total Investment Companies (Cost: $17,851,040)		15,793,013

Short-Term Securities

Money Market Funds — 4.4%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(a)(b)	700,000	700,000

Total Short-Term Securities — 4.4% (Cost: $700,000)		700,000

Total Investments in Securities — 104.1% (Cost: $18,551,040)		16,493,013

Liabilities in Excess of Other Assets — (4.1)%		(654,899)

Net Assets — 100.0%		$ 15,838,114

(a)	Affiliate of the Fund.

(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$700,000	(a)	$—	$—	$—	$700,000	700,000	$1,573	$—
iShares MSCI United Kingdom ETF	8,253,193	22,033,423		(12,506,349)	8,262	(1,995,516)	15,793,013	546,282	686,595	—

					$8,262	$(1,995,516)	$16,493,013		$688,168	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	23,266,281	GBP	19,105,000	Morgan Stanley & Co. International PLC	09/06/22	$1,070,376
USD	16,086,029	GBP	13,816,000	Morgan Stanley & Co. International PLC	10/04/22	26,243

						1,096,619

GBP	19,105,000	USD	22,285,614	Morgan Stanley & Co. International PLC	09/06/22	(89,709)
GBP	67,000	USD	77,944	JPMorgan Chase Bank N.A.	10/04/22	(63)

						(89,772)

						$1,006,847

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® Currency Hedged MSCI United Kingdom ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$1,096,619	$—	$—	$1,096,619

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$89,772	$—	$—	$89,772

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$1,833,302	$—	$—	$1,833,302

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$915,285	$—	$—	$915,285

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$14,379,791
Average amounts sold — in USD	$27,861,354

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$1,096,619	$89,772

Total derivative assets and liabilities in the Statement of Assets and Liabilities	1,096,619	89,772
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	1,096,619	89,772

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)

Morgan Stanley & Co. International PLC	$1,096,619	$(89,709)	$—	$—	$1,006,910

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)

JPMorgan Chase Bank N.A.	$63	$—	$—	$—	$63
Morgan Stanley & Co. International PLC	89,709	(89,709)	—	—	—

	$89,772	$(89,709)	$—	$—	$63

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) August 31, 2022	iShares® Currency Hedged MSCI United Kingdom ETF

Derivative Financial Instruments - Offsetting as of Period End (continued)

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$15,793,013	$—	$—	$15,793,013
Money Market Funds	700,000	—	—	700,000

	$16,493,013	$—	$—	$16,493,013

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$1,096,619	$—	$1,096,619
Liabilities
Forward Foreign Currency Exchange Contracts	—	(89,772)	—	(89,772)

	$—	$1,006,847	$—	$1,006,847

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI United Kingdom ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.7%
BAE Systems PLC	4,946,331	$44,547,152
Rolls-Royce Holdings PLC(a)	13,048,795	11,629,326

		56,176,478

Banks — 10.6%
Barclays PLC	26,241,327	50,034,103
HSBC Holdings PLC	31,501,158	193,002,637
Lloyds Banking Group PLC	109,142,757	55,308,733
NatWest Group PLC, NVS	8,385,527	23,929,487
Standard Chartered PLC	3,953,639	27,383,499

		349,658,459

Beverages — 4.9%
Coca-Cola HBC AG, Class DI	315,897	7,208,561
Diageo PLC	3,584,566	155,736,437

		162,944,998

Capital Markets — 3.0%
3i Group PLC	1,523,839	21,449,996
abrdn PLC	3,304,161	5,615,263
Hargreaves Lansdown PLC	560,731	5,308,539
London Stock Exchange Group PLC	516,513	48,449,712
Schroders PLC	195,039	6,066,909
St. James’s Place PLC	848,239	10,857,410

		97,747,829

Chemicals — 0.7%
Croda International PLC	218,708	17,047,182
Johnson Matthey PLC	290,966	6,788,472

		23,835,654

Commercial Services & Supplies — 0.5%
Rentokil Initial PLC	2,921,104	17,641,923

Diversified Financial Services — 0.3%
M&G PLC	4,036,785	9,161,219

Diversified Telecommunication Services — 0.6%
BT Group PLC	10,896,460	19,061,181

Electric Utilities — 1.0%
SSE PLC	1,673,315	32,065,266

Electronic Equipment, Instruments & Components — 0.4%
Halma PLC	595,002	14,312,747

Equity Real Estate Investment Trusts (REITs) — 1.1%
British Land Co. PLC (The)	1,375,500	6,861,283
Land Securities Group PLC	1,097,768	8,279,815
Segro PLC	1,893,587	20,664,671

		35,805,769

Food & Staples Retailing — 1.5%
J Sainsbury PLC	2,735,546	6,456,869
Ocado Group PLC(a)	906,232	7,616,085
Tesco PLC	11,831,200	34,171,700

		48,244,654

Food Products — 0.3%
Associated British Foods PLC	558,599	9,865,415

Health Care Equipment & Supplies — 0.5%
Smith & Nephew PLC	1,365,687	16,064,220

Health Care Providers & Services — 0.0%
NMC Health PLC, NVS(b)	122,262	1

Security	Shares	Value

Hotels, Restaurants & Leisure — 3.0%
Compass Group PLC	2,795,854	$60,141,767
Entain PLC	922,012	13,565,219
InterContinental Hotels Group PLC	287,373	15,600,378
Whitbread PLC	314,446	9,113,702

		98,421,066

Household Durables — 0.9%
Barratt Developments PLC	1,607,092	7,956,370
Berkeley Group Holdings PLC	173,809	7,357,869
Persimmon PLC	499,669	8,549,888
Taylor Wimpey PLC	5,585,255	7,006,895

		30,871,022

Household Products — 2.6%
Reckitt Benckiser Group PLC	1,120,688	86,474,060

Industrial Conglomerates — 0.9%
DCC PLC	154,785	8,908,552
Melrose Industries PLC	6,862,242	10,828,973
Smiths Group PLC	587,724	10,153,422

		29,890,947

Insurance — 3.3%
Admiral Group PLC	281,299	6,919,619
Aviva PLC	4,434,076	21,510,780
Legal & General Group PLC	9,357,342	27,408,310
Phoenix Group Holdings PLC	1,173,237	8,194,573
Prudential PLC	4,308,868	45,222,273

		109,255,555

Interactive Media & Services — 0.3%
Auto Trader Group PLC(c)	1,477,329	11,154,836

Machinery — 0.4%
Spirax-Sarco Engineering PLC	115,626	14,115,203

Media — 1.2%
Informa PLC	2,296,678	14,530,260
Pearson PLC	1,050,199	10,510,368
WPP PLC	1,711,557	14,741,721

		39,782,349

Metals & Mining — 7.7%
Anglo American PLC	1,991,511	63,996,140
Antofagasta PLC	619,660	7,884,486
Glencore PLC	15,452,008	84,484,782
Rio Tinto PLC	1,762,151	97,288,880

		253,654,288

Multi-Utilities — 2.2%
National Grid PLC	5,715,157	71,164,280

Multiline Retail — 0.4%
Next PLC	205,418	13,833,221

Oil, Gas & Consumable Fuels — 14.0%
BP PLC	30,281,347	154,735,440
Shell PLC	11,657,895	308,561,630

		463,297,070

Paper & Forest Products — 0.4%
Mondi PLC	757,317	12,855,774

Personal Products — 6.2%
Haleon PLC(a)	7,960,119	23,936,571
Unilever PLC	3,999,448	181,424,247

		205,360,818

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) August 31, 2022	iShares® MSCI United Kingdom ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals — 12.3%
AstraZeneca PLC	2,428,407	$300,375,341
GSK PLC	6,374,313	101,893,475
Hikma Pharmaceuticals PLC	260,006	3,962,669

		406,231,485

Professional Services — 4.1%
Experian PLC	1,443,131	43,792,485
Intertek Group PLC	252,944	11,609,774
RELX PLC	3,017,002	79,121,215

		134,523,474

Software — 0.6%
AVEVA Group PLC	187,391	6,076,804
Sage Group PLC (The)	1,591,810	13,194,021

		19,270,825

Specialty Retail — 0.4%
JD Sports Fashion PLC	4,066,003	5,318,457
Kingfisher PLC	3,182,406	8,548,794

		13,867,251

Textiles, Apparel & Luxury Goods — 0.4%
Burberry Group PLC	625,291	12,648,818

Tobacco — 5.0%
British American Tobacco PLC	3,375,778	135,209,198
Imperial Brands PLC	1,415,056	31,119,685

		166,328,883

Trading Companies & Distributors — 2.8%
Ashtead Group PLC	693,062	34,048,634
Bunzl PLC	529,235	17,551,636
Ferguson PLC	336,062	38,918,708

		90,518,978

Security	Shares	Value

Water Utilities — 0.8%
Severn Trent PLC	391,424	$12,643,613
United Utilities Group PLC	1,063,698	13,036,996

		25,680,609

Wireless Telecommunication Services — 1.7%
Vodafone Group PLC	41,870,921	56,058,958

Total Long-Term Investments — 98.7% (Cost: $4,112,544,533)		3,257,845,583

Short-Term Securities

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(d)(e)	120,000	120,000

Total Short-Term Securities — 0.0% (Cost: $120,000)		120,000

Total Investments in Securities — 98.7% (Cost: $4,112,664,533)		3,257,965,583

Other Assets Less Liabilities — 1.3%		41,876,432

Net Assets — 100.0%		$3,299,842,015

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$1,420,000	$—	$(1,300,000	)(a)	$—	$—	$120,000	120,000	$8,491	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
FTSE 100 Index	493	09/16/22	$41,805	$(104,944)

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI United Kingdom ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$104,944	$—	$—	$—	$104,944

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$1,153,160	$—	$—	$—	$1,153,160

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(196,244)	$—	$—	$—	$(196,244)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$28,737,361

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$23,936,571	$3,233,909,011	$1	$3,257,845,583
Money Market Funds	120,000	—	—	120,000

	$24,056,571	$3,233,909,011	$1	$3,257,965,583

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(104,944)	$—	$ (104,944)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments August 31, 2022	iShares® MSCI United Kingdom Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.3%
Avon Protection PLC	3,738	$34,979
Babcock International Group PLC(a)	31,572	120,414
Chemring Group PLC	35,404	128,733
Meggitt PLC(a)	97,209	900,937
QinetiQ Group PLC	71,937	290,670
Senior PLC(a)	51,317	77,738

		1,553,471

Air Freight & Logistics — 0.8%
Royal Mail PLC	94,858	302,658
Wincanton PLC	15,667	61,478

		364,136

Airlines — 0.8%
easyJet PLC(a)	37,781	156,976
JET2 PLC(a)	19,949	197,556

		354,532

Auto Components — 0.1%
TI Fluid Systems PLC(b)	41,275	69,955

Automobiles — 0.1%
Aston Martin Lagonda Global Holdings PLC(a)(b)	8,594	44,368

Banks — 1.5%
Bank of Georgia Group PLC	4,625	107,410
Close Brothers Group PLC	18,592	219,952
TBC Bank Group PLC	5,183	106,814
Virgin Money UK PLC	160,863	278,147

		712,323

Beverages — 1.3%
AG Barr PLC	11,775	68,944
Britvic PLC	33,247	302,032
C&C Group PLC(a)	48,142	96,133
Fevertree Drinks PLC	13,045	138,010

		605,119

Biotechnology — 1.5%
Abcam PLC(a)	26,954	397,728
Avacta Group PLC(a)(c)	30,907	45,096
Genus PLC	8,133	237,715
Oxford Biomedica PLC(a)	8,807	46,756

		727,295

Building Products — 0.6%
Genuit Group PLC	30,932	128,919
Tyman PLC	24,018	64,174
Volution Group PLC	24,787	100,301

		293,394

Capital Markets — 8.6%
AJ Bell PLC	38,365	130,851
Alpha FX Group PLC	3,924	82,965
Ashmore Group PLC	57,667	135,878
Brewin Dolphin Holdings PLC	33,829	201,212
Bridgepoint Group PLC(b)	81,748	237,797
CMC Markets PLC(b)	15,897	42,383
IG Group Holdings PLC	50,915	483,182
Impax Asset Management Group PLC	10,546	76,548
IntegraFin Holdings PLC	37,026	115,533
Intermediate Capital Group PLC	36,016	569,332
Investec PLC	86,511	417,276
IP Group PLC	127,769	103,901
JTC PLC(b)	16,417	145,716

Security	Shares	Value

Capital Markets (continued)
Jupiter Fund Management PLC	54,135	$61,128
Liontrust Asset Management PLC	8,060	85,603
Man Group PLC/Jersey	164,300	464,290
Ninety One PLC	50,665	116,244
Numis Corp. PLC(c)	7,656	21,727
Polar Capital Holdings PLC(c)	8,611	45,768
Quilter PLC(b)	165,842	202,773
Rathbones Group PLC	7,266	152,105
TP ICAP Group PLC	98,302	175,308

		4,067,520

Chemicals — 1.1%
Elementis PLC(a)	71,192	91,401
Essentra PLC	37,027	85,230
Synthomer PLC	46,312	105,738
Victrex PLC	10,753	218,118

		500,487

Commercial Services & Supplies — 3.4%
Biffa PLC(b)	37,943	177,371
Finablr PLC(a)(b)(d)	61,710	1
HomeServe PLC	37,583	517,810
Johnson Service Group PLC(a)	55,214	61,695
Marlowe PLC(a)	10,263	76,781
Mitie Group PLC	177,171	148,795
Renewi PLC(a)	9,797	88,210
Restore PLC	15,093	76,642
Serco Group PLC	149,252	302,728
Smart Metering Systems PLC	15,673	165,505

		1,615,538

Communications Equipment — 0.5%
Spirent Communications PLC	75,990	227,305

Construction & Engineering — 1.1%
Balfour Beatty PLC	77,732	284,630
Keller Group PLC	9,134	74,595
Kier Group PLC(a)	54,527	45,354
Morgan Sindall Group PLC	5,228	104,376

		508,955

Construction Materials — 1.1%
Breedon Group PLC	189,375	131,119
Forterra PLC(b)	27,776	85,228
Ibstock PLC(b)	51,171	112,471
Marshalls PLC	28,261	109,601
RHI Magnesita NV	3,205	67,162

		505,581

Consumer Finance — 0.1%
Provident Financial PLC	29,188	58,491

Containers & Packaging — 1.1%
DS Smith PLC	170,374	527,986

Distributors — 0.9%
Inchcape PLC	46,745	410,475

Diversified Financial Services — 1.0%
Burford Capital Ltd.	22,992	215,081
Plus500 Ltd.	12,192	240,256

		455,337

Diversified Telecommunication Services — 0.5%
Gamma Communications PLC	10,208	127,683

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI United Kingdom Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Telecommunication Services (continued)
Helios Towers PLC(a)	91,010	$130,424

		258,107

Electrical Equipment — 0.6%
Ceres Power Holdings PLC(a)	15,421	115,828
ITM Power PLC(a)(c)	52,953	120,678
Luceco PLC(b)	10,424	9,485
Volex PLC	14,323	44,509

		290,500

Electronic Equipment, Instruments & Components — 1.4%
Renishaw PLC	4,526	193,591
Spectris PLC	13,424	434,042
Strix Group PLC(c)	25,539	43,909

		671,542

Energy Equipment & Services — 0.6%
Hunting PLC	17,155	57,495
John Wood Group PLC(a)	86,431	129,400
Petrofac Ltd.(a)	54,085	74,957

		261,852

Entertainment — 0.2%
Cineworld Group PLC(a)(c)	116,670	4,578
Frontier Developments PLC(a)(c)	2,943	49,876
Team17 Group PLC(a)	13,551	62,812

		117,266

Equity Real Estate Investment Trusts (REITs) — 10.8%
Assura PLC	367,150	277,877
Balanced Commercial Property Trust Ltd.	89,936	111,083
Big Yellow Group PLC	21,674	333,867
Capital & Counties Properties PLC	90,387	125,611
Civitas Social Housing PLC	76,681	63,336
Custodian Reit PLC	51,934	61,780
Derwent London PLC	12,491	352,392
Empiric Student Property PLC	76,002	85,113
Great Portland Estates PLC	26,921	155,369
Hammerson PLC	451,526	114,068
Home Reit PLC	98,649	134,999
Impact Healthcare Reit PLC	39,222	52,217
LondonMetric Property PLC	115,541	291,535
LXI REIT PLC	234,007	400,157
Picton Property Income Ltd. (The)	69,150	72,700
Primary Health Properties PLC	157,181	249,094
PRS REIT PLC (The)	65,278	77,805
Regional REIT Ltd.(b)	50,482	40,562
Safestore Holdings PLC	26,164	334,943
Shaftesbury PLC	23,925	114,410
Supermarket Income Reit PLC	153,750	216,120
Target Healthcare REIT PLC	77,785	99,941
Tritax Big Box REIT PLC	231,851	447,298
UK Commercial Property REIT Ltd.	95,289	78,288
UNITE Group PLC (The)	42,271	515,371
Urban Logistics REIT PLC	58,681	115,889
Warehouse REIT PLC	49,383	88,806
Workspace Group PLC	17,961	108,735

		5,119,366

Food & Staples Retailing — 0.7%
Marks & Spencer Group PLC(a)	242,918	343,268

Food Products — 1.9%
Bakkavor Group PLC(b)	21,268	19,741
Cranswick PLC	6,617	236,913

Security	Shares	Value

Food Products (continued)
Greencore Group PLC(a)	65,297	$64,515
Hotel Chocolat Group PLC(a)	7,561	11,946
Premier Foods PLC	80,751	100,938
Tate & Lyle PLC	49,903	441,902

		875,955

Health Care Equipment & Supplies — 1.3%
Advanced Medical Solutions Group PLC	26,439	92,450
ConvaTec Group PLC(b)	202,551	511,024

		603,474

Health Care Providers & Services — 1.2%
CVS Group PLC	8,813	185,684
Mediclinic International PLC	50,396	292,847
Spire Healthcare Group PLC(a)(b)	34,354	92,555

		571,086

Health Care Technology — 0.5%
Craneware PLC	3,261	59,855
EMIS Group PLC	7,092	155,133

		214,988

Hotels, Restaurants & Leisure — 3.8%
888 Holdings PLC	47,488	68,076
Carnival PLC(a)	18,108	151,761
Domino’s Pizza Group PLC	48,903	134,073
Greggs PLC	12,629	269,952
Gym Group PLC (The)(a)(b)	19,857	33,310
J D Wetherspoon PLC(a)	11,782	65,984
Marston’s PLC(a)	77,591	32,774
Mitchells & Butlers PLC(a)	32,951	58,931
On the Beach Group PLC(a)(b)	20,229	30,029
Patisserie Holdings PLC, NVS(d)	6,053	—
Playtech PLC(a)	28,319	147,000
Rank Group PLC(a)	25,590	22,385
Restaurant Group PLC (The)(a)	94,520	44,866
SSP Group PLC(a)	98,179	240,580
Trainline PLC(a)(b)	59,367	238,418
TUI AG(a)(c)	143,893	220,640
Young & Co’s Brewery PLC, Series A	2,699	36,873

		1,795,652

Household Durables — 2.4%
Bellway PLC	15,356	363,083
Countryside Partnerships PLC(a)(b)	58,840	164,777
Crest Nicholson Holdings PLC	32,238	87,614
Redrow PLC	36,959	217,114
Victoria PLC(a)(c)	7,965	31,794
Vistry Group PLC	27,571	247,266

		1,111,648

Independent Power and Renewable Electricity Producers — 0.9%
ContourGlobal PLC(b)	24,951	74,584
Drax Group PLC	49,682	366,482

		441,066

Insurance — 3.6%
Beazley PLC	75,639	510,387
Direct Line Insurance Group PLC	163,380	389,131
Hiscox Ltd.	43,055	449,053
Just Group PLC	129,883	108,457
Lancashire Holdings Ltd.	30,335	174,059
Sabre Insurance Group PLC(b)	30,590	40,796
Saga PLC(a)	13,709	23,873

		1,695,756

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2022	iShares® MSCI United Kingdom Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services — 1.9%
Moneysupermarket.com Group PLC	66,814	$152,732
Rightmove PLC	104,082	731,592
Trustpilot Group PLC(a)(b)	27,857	20,623

		904,947

Internet & Direct Marketing Retail — 1.0%
AO World PLC(a)(c)	52,471	27,528
ASOS PLC(a)(c)	8,543	68,730
Auction Technology Group PLC(a)	11,288	108,185
boohoo Group PLC(a)	123,250	59,649
Deliveroo PLC(a)(b)	109,786	103,153
Moonpig Group PLC(a)	27,210	61,570
THG PLC(a)	89,639	57,167

		485,982

IT Services — 2.7%
Capita PLC(a)	207,617	62,383
Computacenter PLC	9,943	285,305
Kainos Group PLC	9,945	157,353
Keywords Studios PLC	9,036	260,424
NCC Group PLC	38,006	86,890
Network International Holdings PLC(a)(b)	62,372	174,478
Softcat PLC	16,066	240,919

		1,267,752

Leisure Products — 0.7%
Games Workshop Group PLC	4,064	334,646

Life Sciences Tools & Services — 0.4%
Ergomed PLC(a)	4,877	63,185
Oxford Nanopore Technologies PLC(a)	40,971	130,039

		193,224

Machinery — 3.6%
Bodycote PLC	23,779	151,624
IMI PLC	32,380	430,663
Judges Scientific PLC	651	57,476
Morgan Advanced Materials PLC	35,649	109,953
Rotork PLC	106,648	305,953
Vesuvius PLC	27,150	109,571
Weir Group PLC (The)	32,181	541,979

		1,707,219

Marine — 0.3%
Clarkson PLC	3,420	119,533

Media — 2.8%
Ascential PLC(a)	54,634	128,692
Euromoney Institutional Investor PLC	13,521	227,910
Future PLC	14,224	256,713
ITV PLC	449,080	334,196
Next Fifteen Communications Group PLC	10,259	102,101
Reach PLC	36,797	31,590
S4 Capital PLC(a)	35,313	54,275
Tremor International Ltd.(a)(c)	11,266	43,027
YouGov PLC	13,190	153,228

		1,331,732

Metals & Mining — 1.2%
Atalaya Mining PLC	14,148	36,570
Centamin PLC	143,860	150,868
Central Asia Metals PLC	21,540	57,553
Ferrexpo PLC	36,011	61,943
Greatland Gold PLC(a)	501,704	46,102
Hill & Smith Holdings PLC	9,963	120,362

Security	Shares	Value

Metals & Mining (continued)
Hochschild Mining PLC	37,429	$28,180
Pan African Resources PLC	213,890	45,432
SolGold PLC(a)(c)	140,327	32,441

		579,451

Multi-Utilities — 1.7%
Centrica PLC(a)	733,284	643,139
Telecom Plus PLC	7,835	177,001

		820,140

Multiline Retail — 1.1%
B&M European Value Retail SA	117,928	505,698

Oil, Gas & Consumable Fuels — 2.8%
Capricorn Energy PLC(a)	39,982	107,850
Diversified Energy Co. PLC	105,704	162,582
Energean PLC(a)	15,422	231,830
EnQuest PLC(a)	186,031	64,550
Genel Energy PLC	18,716	30,852
Gulf Keystone Petroleum Ltd	26,930	75,398
Harbour Energy PLC	57,449	316,974
Pantheon Resources PLC(a)(c)	89,681	138,819
Serica Energy PLC	25,047	108,428
Tullow Oil PLC(a)	140,617	78,970

		1,316,253

Personal Products — 0.1%
PZ Cussons PLC	29,240	65,934

Pharmaceuticals — 1.9%
Alliance Pharma PLC	63,551	69,988
Dechra Pharmaceuticals PLC	13,442	543,634
Indivior PLC(a)	87,300	292,516

		906,138

Professional Services — 1.5%
Hays PLC	205,842	279,097
Pagegroup PLC	40,660	204,226
RWS Holdings PLC	38,703	155,026
SThree PLC	15,618	63,755

		702,104

Real Estate Management & Development — 2.1%
CLS Holdings PLC(c)	22,404	48,697
Grainger PLC	92,178	287,197
Helical PLC	13,508	61,200
IWG PLC(a)	94,127	175,446
Savills PLC	17,844	195,971
Sirius Real Estate Ltd	146,468	138,333
Watkin Jones PLC	28,211	62,072

		968,916

Road & Rail — 1.0%
Firstgroup PLC	93,355	124,336
Go-Ahead Group PLC (The)(a)	5,123	91,901
National Express Group PLC(a)	64,208	130,313
Redde Northgate PLC	28,568	113,667

		460,217

Semiconductors & Semiconductor Equipment — 0.1%
Alphawave IP Group PLC(a)	33,799	52,693

Software — 3.4%
Argo Blockchain PLC(a)	56,042	27,162
Avast PLC(b)	83,779	688,096
Bytes Technology Group PLC	26,856	130,098

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI United Kingdom Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Darktrace PLC(a)	26,226	$155,438
FD Technologies PLC(a)	2,917	53,948
GB Group PLC	29,777	154,137
Kape Technologies PLC(a)	20,117	66,604
Learning Technologies Group PLC	73,856	97,810
Micro Focus International PLC	41,505	249,895

		1,623,188

Specialty Retail — 2.1%
Currys PLC	133,531	98,351
Dunelm Group PLC	13,917	111,312
Frasers Group PLC(a)	20,890	194,509
Halfords Group PLC	26,786	40,493
Pets at Home Group PLC	61,852	227,776
WH Smith PLC(a)	16,235	269,124
Wickes Group PLC	32,564	45,169

		986,734

Textiles, Apparel & Luxury Goods — 0.7%
Coats Group PLC	180,840	126,040
Dr. Martens PLC	74,592	203,353

		329,393

Thrifts & Mortgage Finance — 1.1%
OSB Group PLC	55,153	351,640
Paragon Banking Group PLC	30,122	187,232

		538,872

Trading Companies & Distributors — 4.8%
Diploma PLC	15,477	450,289
Grafton Group PLC	27,894	234,142
Howden Joinery Group PLC	71,382	471,968
RS GROUP PLC	58,383	734,436
SIG PLC(a)	90,271	35,077
Travis Perkins PLC	26,055	256,245
Yellow Cake PLC(a)(b)	21,707	105,833

		2,287,990

Security	Shares	Value

Water Utilities — 0.8%
Penno Group PLC	32,968	$356,957

Wireless Telecommunication Services — 0.4%
Airtel Africa PLC(b)	116,052	178,165

Total Long-Term Investments — 99.5% (Cost: $71,154,951)		46,997,672

Short-Term Securities

Money Market Funds — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(e)(f)(g)	684,987	685,192
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(e)(f)	20,000	20,000

Total Short-Term Securities — 1.5% (Cost: $704,597)		705,192

Total Investments in Securities — 101.0% (Cost: $71,859,548)		47,702,864

Liabilities in Excess of Other Assets — (1.0)%		(462,944)

Net Assets — 100.0%		$ 47,239,920

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$2,279,475	$—	$(1,593,514	)(a)	$(813)	$44	$685,192	684,987	$56,564	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	50,000	—	(30,000	)(a)	—	—	20,000	20,000	144		—

					$(813)	$44	$705,192		$56,708		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2022	iShares® MSCI United Kingdom Small-Cap ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
FTSE 250 Index	5	09/16/22	$222	$(12,294)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$12,294	$—	$—	$—	$12,294

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(74,252)	$—	$—	$—	$(74,252)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(46,794)	$—	$—	$—	$(46,794)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$539,413

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$12,766,840	$34,230,831	$1	$46,997,672
Money Market Funds	705,192	—	—	705,192

	$13,472,032	$34,230,831	$1	$47,702,864

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(12,294)	$—	$(12,294)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2022

	iShares Currency Hedged MSCI United Kingdom ETF	iShares MSCI United Kingdom ETF	iShares MSCI United Kingdom Small-Cap ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$—	$3,257,845,583	$46,997,672
Investments, at value — affiliated(c)	16,493,013	120,000	705,192
Cash	966	2,279	8,130
Foreign currency, at value(d)	—	7,224,847	71,601
Foreign currency collateral pledged for futures contracts(e)	—	2,565,360	15,102
Receivables:
Investments sold	262,199	11,344,671	171,353
Securities lending income — affiliated	—	—	2,015
Dividends — unaffiliated	—	33,246,933	133,382
Dividends — affiliated	437	836	51
Tax reclaims	—	101,425	22,664
Unrealized appreciation on forward foreign currency exchange contracts	1,096,619	—	—

Total assets	17,853,234	3,312,451,934	48,127,162

LIABILITIES
Cash received as collateral for OTC derivatives	690,000	—	—
Collateral on securities loaned, at value	—	—	686,282
Payables:
Investments purchased	969,852	10,567,464	174,120
Variation margin on futures contracts	—	532,253	1,173
Capital shares redeemed	265,496	—	—
Investment advisory fees	—	1,510,202	25,667
Unrealized depreciation on forward foreign currency exchange contracts	89,772	—	—

Total liabilities	2,015,120	12,609,919	887,242

NET ASSETS	$15,838,114	$3,299,842,015	$47,239,920

NET ASSETS CONSIST OF
Paid-in capital	$22,161,181	$4,680,864,658	$84,980,480
Accumulated loss	(6,323,067)	(1,381,022,643)	(37,740,560)

NET ASSETS	$15,838,114	$3,299,842,015	$47,239,920

NET ASSET VALUE
Shares outstanding	660,000	114,200,000	1,550,000

Net asset value	$24.00	$28.90	$30.48

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Investments, at cost — unaffiliated	$—	$4,112,544,533	$71,154,951
(b) Securities loaned, at value	$—	$—	$579,076
(c) Investments, at cost — affiliated	$18,551,040	$120,000	$704,597
(d) Foreign currency, at cost	$—	$7,432,548	$72,742
(e) Foreign currency collateral pledged, at cost	$—	$2,735,340	$16,261

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Statements of Operations

Year Ended August 31, 2022

	iShares Currency Hedged MSCI United Kingdom ETF	iShares MSCI United Kingdom ETF	iShares MSCI United Kingdom Small-Cap ETF

INVESTMENT INCOME
Dividends — unaffiliated	$—	$148,980,863	$2,430,926
Dividends — affiliated	688,168	8,491	267
Securities lending income — affiliated — net	—	—	56,441
Foreign taxes withheld	—	(362,104)	(53,063)

Total investment income	688,168	148,627,250	2,434,571

EXPENSES
Investment advisory fees	94,905	16,873,143	508,497
Professional fees	217	217	217

Total expenses	95,122	16,873,360	508,714

Less:
Investment advisory fees waived	(95,122)	—	—

Total expenses after fees waived	—	16,873,360	508,714

Net investment income	688,168	131,753,890	1,925,857

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	—	(49,778,617)	(4,129,877)
Investments — affiliated	(164,882)	—	(813)
In-kind redemptions — unaffiliated(a)	—	251,619,889	1,853,126
In-kind redemptions — affiliated(a)	173,144	—	—
Futures contracts	—	1,153,160	(74,252)
Forward foreign currency exchange contracts	1,833,302	—	—
Foreign currency transactions	—	(2,960,266)	(31,615)

	1,841,564	200,034,166	(2,383,431)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	—	(676,150,540)	(37,482,994)
Investments — affiliated	(1,995,516)	—	44
Futures contracts	—	(196,244)	(46,794)
Forward foreign currency exchange contracts	915,285	—	—
Foreign currency translations	—	(1,105,637)	(10,705)

	(1,080,231)	(677,452,421)	(37,540,449)

Net realized and unrealized gain (loss)	761,333	(477,418,255)	(39,923,880)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,449,501	$(345,664,365)	$(37,998,023)

(a) See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Currency Hedged MSCI United Kingdom ETF		iShares MSCI United Kingdom ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$688,168	$243,737	$131,753,890	$121,383,125
Net realized gain (loss)	1,841,564	(1,213,157)	200,034,166	37,132,219
Net change in unrealized appreciation (depreciation)	(1,080,231)	3,026,264	(677,452,421)	562,344,983

Net increase (decrease) in net assets resulting from operations	1,449,501	2,056,844	(345,664,365)	720,860,327

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(688,249)	(243,738)	(144,252,025)	(95,207,591)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	6,810,679	(3,967,299)	210,576,943	762,464,858

NET ASSETS
Total increase (decrease) in net assets	7,571,931	(2,154,193)	(279,339,447)	1,388,117,594
Beginning of year	8,266,183	10,420,376	3,579,181,462	2,191,063,868

End of year	$15,838,114	$8,266,183	$3,299,842,015	$3,579,181,462

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statements of Changes in Net Assets  (continued)

	iShares MSCI United Kingdom Small-Cap ETF

	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,925,857	$1,778,892
Net realized gain (loss)	(2,383,431)	340,262
Net change in unrealized appreciation (depreciation)	(37,540,449)	26,611,588

Net increase (decrease) in net assets resulting from operations	(37,998,023)	28,730,742

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(3,896,752)	(1,264,047)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(41,424,975)	42,435,550

NET ASSETS
Total increase (decrease) in net assets	(83,319,750)	69,902,245
Beginning of year	130,559,670	60,657,425

End of year	$47,239,920	$130,559,670

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI United Kingdom ETF

	Year Ended 08/31/22		Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$22.96		$18.95		$23.43		$23.83	$23.84

Net investment income(a)	1.08		0.59		0.74		0.92	1.11
Net realized and unrealized gain (loss)(b)	1.00		4.04		(4.46)		(0.26)	(0.05)

Net increase (decrease) from investment operations	2.08		4.63		(3.72)		0.66	1.06

Distributions from net investment income(c)		(1.04)		(0.62)	(0.76)		(1.06)	(1.07)

Net asset value, end of year	$24.00		$22.96		$18.95		$23.43	$23.83

Total Return(d)
Based on net asset value		9.18%		24.59%	(16.34)%		2.92%	4.42%

Ratios to Average Net Assets(e)
Total expenses		0.62%		0.62%	0.62%		0.62%	0.62%

Total expenses after fees waived	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00%	0.00%

Net investment income		4.50%		2.82%	3.31%		3.96%	4.62%

Supplemental Data
Net assets, end of year (000)	$15,838		$8,266		$10,420		$35,146	$22,643

Portfolio turnover rate(g)		12%		15%	15%		11%	17%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Rounds to less than 0.01%.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI United Kingdom ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$33.05	$26.88	$30.27	$33.62	$33.76

Net investment income(a)	1.26	1.20	0.90	1.49	1.29
Net realized and unrealized gain (loss)(b)	(3.95)	5.87	(3.30)	(3.39)	0.06

Net increase (decrease) from investment operations	(2.69)	7.07	(2.40)	(1.90)	1.35

Distributions from net investment income(c)	(1.46)	(0.90)	(0.99)	(1.45)	(1.49)

Net asset value, end of year	$28.90	$33.05	$26.88	$30.27	$33.62

Total Return(d)
Based on net asset value	(8.50)%	26.46%	(8.25)%	(5.64)%	3.90%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.51%	0.50%	0.47%

Net investment income	3.90%	3.91%	3.12%	4.64%	3.66%

Supplemental Data
Net assets, end of year (000)	$3,299,842	$3,579,181	$2,191,064	$2,000,722	$1,986,971

Portfolio turnover rate(f)	7%	9%	4%	11%	5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI United Kingdom Small-Cap ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$50.22	$35.68	$35.95	$42.65	$39.92

Net investment income(a)	0.92	0.86	0.72	1.05	1.15
Net realized and unrealized gain (loss)(b)	(18.83)	14.32	0.03	(6.69)	2.93

Net increase (decrease) from investment operations	(17.91)	15.18	0.75	(5.64)	4.08

Distributions from net investment income(c)	(1.83)	(0.64)	(1.02)	(1.06)	(1.35)

Net asset value, end of year	$30.48	$50.22	$35.68	$35.95	$42.65

Total Return(d)
Based on net asset value	(36.56)%	42.88%	1.90%	(13.17)%	10.22%

Ratios to Average Net Assets(e)
Total expenses	0.59%	0.59%	0.59%	0.59%	0.59%

Net investment income	2.23%	1.94%	1.99%	2.76%	2.68%

Supplemental Data
Net assets, end of year (000)	$47,240	$130,560	$60,657	$61,109	$57,571

Portfolio turnover rate(f)	17%	15%	25%	20%	20%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Currency Hedged MSCI United Kingdom	Diversified
MSCI United Kingdom	Non-diversified
MSCI United Kingdom Small-Cap	Diversified

Currently the iShares Currency Hedged MSCI United Kingdom ETF seeks to achieve its investment objective by investing a substantial portion of its assets in the iShares MSCI United Kingdom ETF (the “underlying fund”). The financial statements, including the accounting policies, and Schedule of Investments for the underlying fund are included in this report and should be read in conjunction with the financial statements of the iShares Currency Hedged MSCI United Kingdom ETF.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, the currency hedged fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements   (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

MSCI United Kingdom Small-Cap
Barclays Capital, Inc.	$75,080	$(75,080)	$—		$—
BofA Securities, Inc.	153,226	(153,226)	—		—
J.P. Morgan Securities LLC	255,228	(255,228)	—		—
Jefferies LLC	39,763	(39,763)	—		—
Morgan Stanley	51,430	(51,430)	—		—
Scotia Capital (USA), Inc.	4,349	(3,326)	—		1,023	(b)

	$579,076	$(578,053)	$—		$1,023

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of August 31, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements   (continued)

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

Currency Hedged MSCI United Kingdom	0.62%
MSCI United Kingdom Small-Cap	0.59

For its investment advisory services to the iShares MSCI United Kingdom ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

For the iShares Currency Hedged MSCI United Kingdom ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2025 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI United Kingdom ETF (“EWU”), after taking into account any fee waivers by EWU, plus 0.03%. BFA has also contractually agreed to an additional reduction in its investment advisory fee of 0.03% through December 31, 2025.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended August 31, 2022, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts Waived

Currency Hedged MSCI United Kingdom	$95,122

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI United Kingdom Small-Cap	$12,669

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI United Kingdom	$18,179,481	$5,720,041	$(1,482,701)
MSCI United Kingdom Small-Cap	931,120	1,298,445	(199,162)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2022, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Currency Hedged MSCI United Kingdom	$4,404,612	$1,708,321
MSCI United Kingdom	271,307,039	221,281,722
MSCI United Kingdom Small-Cap	15,592,005	14,347,668

For the year ended August 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Currency Hedged MSCI United Kingdom	$17,628,812	$10,798,028
MSCI United Kingdom	1,370,435,571	1,210,812,496
MSCI United Kingdom Small-Cap	1,845,634	42,806,176

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2022, permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Currency Hedged MSCI United Kingdom	$87,399	$(87,399)
MSCI United Kingdom	245,762,032	(245,762,032)
MSCI United Kingdom Small-Cap	258,954	(258,954)

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements   (continued)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/22	Year Ended 08/31/21

Currency Hedged MSCI United Kingdom
Ordinary income	$688,249	$243,738

MSCI United Kingdom
Ordinary income	$144,252,025	$95,207,591

MSCI United Kingdom Small-Cap
Ordinary income	$3,896,752	$1,264,047

As of August 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses	)(b)	Qualified Late-Year Losses	Total

Currency Hedged MSCI United Kingdom	$—	$(4,113,809)	$(2,209,258)		$—	$(6,323,067)
MSCI United Kingdom	31,261,239	(533,266,947)	(879,016,935)		—	(1,381,022,643)
MSCI United Kingdom Small-Cap	—	(12,550,279)	(24,945,070)		(245,211)	(37,740,560)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

For the year ended August 31, 2022, the iShares Currency Hedged MSCI United Kingdom ETF utilized $2,748,587 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Currency Hedged MSCI United Kingdom	$18,702,271	$1,096,619	$(3,305,877)	$(2,209,258)
MSCI United Kingdom	4,135,728,113	35,056,662	(912,819,192)	(877,762,530)
MSCI United Kingdom Small-Cap	72,637,433	1,470,770	(26,405,339)	(24,934,569)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements   (continued)

payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/22		Year Ended 08/31/21

iShares ETF	Shares	Amount	Shares	Amount

Currency Hedged MSCI United Kingdom
Shares sold	760,000	$17,906,170	60,000	$1,246,734
Shares redeemed	(460,000)	(11,095,491)	(250,000)	(5,214,033)

	300,000	$6,810,679	(190,000)	$(3,967,299)

MSCI United Kingdom
Shares sold	43,500,000	$1,432,434,045	40,300,000	$1,197,285,969
Shares redeemed	(37,600,000)	(1,221,857,102)	(13,500,000)	(434,821,111)

	5,900,000	$210,576,943	26,800,000	$762,464,858

MSCI United Kingdom Small-Cap
Shares sold	50,000	$1,854,361	1,300,000	$58,198,236
Shares redeemed	(1,100,000)	(43,279,336)	(400,000)	(15,762,686)

	(1,050,000)	$(41,424,975)	900,000	$42,435,550

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the three funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (three of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

iShares Currency Hedged MSCI United Kingdom ETF iShares MSCI United Kingdom ETF iShares MSCI United Kingdom Small-Cap ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	39

Important Tax Information   (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2022:

iShares ETF	Qualified Dividend Income

Currency Hedged MSCI United Kingdom	$675,047
MSCI United Kingdom	144,968,044
MSCI United Kingdom Small-Cap	1,972,316

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

Currency Hedged MSCI United Kingdom	$690,541	$2,707
MSCI United Kingdom	148,983,703	569,743
MSCI United Kingdom Small-Cap	2,406,085	53,543

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended August 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

MSCI United Kingdom Small-Cap	1.56%

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Currency Hedged MSCI United Kingdom ETF, iShares MSCI United Kingdom Small-Cap ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	41

Board Review and Approval of Investment Advisory Contract   (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.
The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI United Kingdom ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	43

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Currency Hedged MSCI United Kingdom	$1.037382	$—	$—	$1.037382	100%	—%	—%	100%
MSCI United Kingdom	1.456044	—	—	1.456044	100	—	—	100
MSCI United Kingdom Small-Cap	1.829031	—	—	1.829031	100	—	—	100

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive and the Alternative Investment Fund Managers Regulations 2013 (as amended) and the “Guidelines on sound remuneration policies under the AIFMD” issued by the European Securities and Markets Authority (together the “Regulations”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, non-EU and non-UK managers are only required to comply with certain disclosure, reporting and transparency obligations of the Regulations if such managers market a fund to EU investors.

The Company has registered the iShares MSCI United Kingdom ETF (the “Fund”) to be marketed to United Kingdom and EU investors in the Netherlands, Finland and Sweden.

Report on Remuneration

The Company is required under the Regulations to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

S U P P L E M E N T A L I N F O R M A T I O N	45

Supplemental Information (unaudited) (continued)

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of total & aggregate remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2021 were as follows:

iShares ETF	Total Remuneration	Fixed Remuneration	Variable Remuneration	No. of Beneficiaries	Senior Management Remuneration	Risk Taker Remuneration

MSCI United Kingdom	$263,688	$123,292	$140,397	661	$32,276	$3,336

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares MSCI United Kingdom ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investments do not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation.

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Trustee and Officer Information  (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of August 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (52)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (67)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	47

Trustee and Officer Information  (unaudited) (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (61)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (58)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).
Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (55)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (42)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

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Trustee and Officer Information  (unaudited) (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	49

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

Currency Abbreviations

GBP	British Pound

USD	United States Dollar

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	51

Want to know more?

iShares.com     |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-813-0822

AUGUST 31, 2022

2022 Annual Report

iShares Trust

•  iShares Emergent Food and AgTech Multisector ETF | IVEG | NASDAQ

•  iShares ESG Aware MSCI EAFE ETF | ESGD | NASDAQ

•  iShares ESG MSCI EM Leaders ETF | LDEM | NASDAQ

•  iShares MSCI Global Sustainable Development Goals ETF | SDG | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(8.84)%	(11.23)%

U.S. small cap equities (Russell 2000® Index)	(9.31)	(17.88)

International equities (MSCI Europe, Australasia, Far East Index)	(13.97)	(19.80)

Emerging market equities (MSCI Emerging Markets Index)	(13.30)	(21.80)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.36	0.39

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.71)	(13.27)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(7.76)	(11.52)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.72)	(8.63)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.78)	(10.61)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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Market Overview

iShares Trust

Global Market Overview

Global equity markets declined in U.S. dollar terms during the 12 months ended August 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -15.88% in U.S. dollar terms for the reporting period.

For the first third of the reporting period, economic recovery supported stocks in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, substantial challenges emerged at the beginning of 2022 which negatively affected stock prices. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting important commodities markets.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, unemployment declined substantially, falling to 3.7% in August 2022 while the number of long-term unemployed dropped below the pre-pandemic level. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to grow.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022. In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses. In that environment, the U.S. dollar significantly appreciated relative to most foreign currencies.

Stocks declined in Europe in U.S. dollar terms as economic growth stalled and the euro declined sharply relative to the U.S. dollar. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) responded to elevated inflation by raising interest rates in July 2022, the first such increase in over a decade.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly in U.S. dollar terms. Chinese stocks faced significant headwinds amid regulatory interventions by the Chinese government and strict lockdowns following COVID-19 outbreaks. Japanese stocks also declined amid an economic contraction in the first quarter of 2022 and a sharp decline in the Japanese yen relative to the U.S. dollar. Emerging market stocks declined substantially, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies.

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Fund Summary as of August 31, 2022	iShares® Emergent Food and AgTech Multisector ETF

Investment Objective

The iShares Emergent Food and AgTech Multisector ETF (the “Fund”) seeks to track the investment results of an index composed of companies from U.S. and non-U.S. markets that are expected to benefit from creating or using agricultural technologies or innovative food products or services as representd by the Morningstar Global Food Innovation Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns

Since Inception

Fund NAV	(12.00)%
Fund Market	(11.54)
Index	(11.74)

For the fiscal period ended August 31, 2022, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was April 25, 2022. The first day of secondary market trading was April 27, 2022.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual					Hypothetical 5% Return

Beginning Account Value (04/25/22)	(a)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(b)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

$ 1,000.00		$ 880.00	$ 1.55		$ 1,000.00	$ 1,022.80	$ 2.40		0.47%

(a)	Commencement of operations.
(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 128/365 for actual expenses and 184/365 for hypothetical expenses (to reflect the six month period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Materials	50.7%
Consumer Staples	23.6
Industrials	16.2
Health Care	6.3
Information Technology	3.2

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United States	63.5%
Germany	9.1
United Kingdom	6.2
Norway	5.6
Canada	5.5
France	3.7
Japan	3.0
Denmark	1.9
Other (each representing less than 1%)	1.5

(a)	Excludes money market funds.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2022	iShares® ESG Aware MSCI EAFE ETF

Investment Objective

The iShares ESG Aware MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada that have positive environmental, social and governance characteristics, as identified by the index provider while exhibiting risk and return characteristics similar to those of the parent index, as represented by the MSCI EAFE Extended ESG Focus Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(20.54)%	1.89%	5.75%	(20.54)%	9.82%	41.25%
Fund Market	(20.60)	1.77	5.75	(20.60)	9.18	41.23
Index	(20.18)	2.03	5.92	(20.18)	10.56	42.63

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 28, 2016. The first day of secondary market trading was June 30, 2016.

Index performance through May 31, 2018 reflects the performance of the MSCI EAFE ESG Focus Index. Index performance beginning on June 1, 2018 reflects the performance of the MSCI EAFE Extended ESG Focus Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 857.90	$ 0.94		$ 1,000.00	$ 1,024.20	$ 1.02		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

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Fund Summary as of August 31, 2022 (continued)	iShares® ESG Aware MSCI EAFE ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies was positive during the reporting period, even as equity markets declined. Countries around the world continued to advance measures to address ESG-related issues, including Japan, which published a draft code of conduct for ESG evaluation and data provision in July 2022. The U.K. Parliament passed laws requiring companies to provide a sustainability statement on climate-related disclosures in their annual reports. Similarly, French regulators issued a new decree that added biodiversity-related requirements to the climate disclosures for financial institutions.

With a negative global macro backdrop, the Index, which includes developed market stocks outside of North America, declined significantly for the reporting period. Japanese stocks detracted the most from the Index’s return. The country’s recovery from the COVID-19 pandemic continued to lag behind many developed peers, weighed down by a weakening Japanese yen, which dropped to a two-decade low against the U.S. dollar. High costs for energy and certain commodities strained Japan’s import-dependent energy system, widening a trade deficit as imports surged. In the industrials sector, capital goods stocks declined as factory output slowed and costs rose, while lockdowns in China and supply disruptions weighed on Japanese producers.

Stocks in Europe, including Germany, France, the Netherlands, and Switzerland also declined, as economic growth slowed and inflation rose. The war in Ukraine weighed on European stocks, as sanctions against Russia created uncertainty surrounding energy supplies, exacerbated supply chain issues, and led many companies to suspend or exit their Russian operations.

In terms of relative performance, the Index slightly underperformed the broader market, as represented by the MSCI EAFE Index, while tracking it relatively closely. Relative to the broader market, the ESG security selection process leads to overweight positions in stocks with higher ESG ratings and underweight positions in stocks with lower ESG characteristics. Due to the ESG selection process, the Index held overweights to Information Technology, Industrials, and Financials which detracted from relative performance. Conversely, modest underweights to Health Care and Communication Services contributed positively to relative performance.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	17.8%
Industrials	15.1
Health Care	12.7
Consumer Discretionary	11.2
Consumer Staples	10.8
Information Technology	8.6
Materials	7.5
Energy	5.7
Communication Services	4.6
Utilities	3.0
Real Estate	3.0

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

Japan	22.8%
United Kingdom	15.0
Switzerland	11.0
France	10.6
Australia	8.4
Germany	7.2
Netherlands	4.4
Sweden	3.2
Hong Kong	2.9
Denmark	2.9
Spain	2.4
Italy	1.8
Singapore	1.7
Finland	1.3
Norway	1.2
Other (each representing less than 1%)	3.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2022	iShares® ESG MSCI EM Leaders ETF

Investment Objective

The iShares ESG MSCI EM Leaders ETF (the “Fund”) seeks to track the investment results of an index composed of large and mid-capitalization stocks of emerging market companies with high environmental, social, and governance performance relative to their sector peers as determined by the index provider, as represented by the MSCI EM Extended ESG Leaders 5% Issuer Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV(a)	(25.25)%	(2.12)%	(25.25)%	(5.37)%
Fund Market	(25.93)	(2.48)	(25.93)	(6.26)
Index	(24.48)	(1.33)	(24.48)	(3.37)

(a)

Includes payments received from an affiliate, which impacted the Fund’s total returns. Excluding the payments, the Fund at the NAV’s 1 Year and Since Inception annual total returns would have been -26.07% and -2.55% respectively.

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was February 5, 2020. The first day of secondary market trading was February 7, 2020.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 852.30	$ 0.75		$ 1,000.00	$ 1,024.40	$ 0.82		0.16%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022 (continued)	iShares® ESG MSCI EM Leaders ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies was positive during the reporting period, even as equity markets declined. Globally, fund flows to ESG-focused investments slowed in the second quarter of 2022 while remaining net positive. Many emerging market countries continued to advance ESG-related regulation and legislation. In China, a new set of voluntary guidelines for ESG reporting took effect in June 2022. The Taiwan Stock Exchange imposed a reporting requirement for listed companies that mandated disclosure of greenhouse gas emissions, energy management, and other ESG-related metrics. India released a proposal for regulating ESG impact ratings that would require ratings providers to be accredited by Indian authorities.

With a negative global macro backdrop, the Index, which consists of emerging market stocks, declined significantly for the reporting period. Within China, the consumer discretionary sector detracted substantially from the Index’s return amid the government’s campaign to rein in large online companies, which included billions of dollars in antitrust fines. The internet and direct marketing retail industry weakened as competitive advantages eroded. Automobiles stocks, including those of electric car makers, declined along with vehicle sales as pandemic-related restrictions slowed production. The communication services sector was also negatively impacted by government fines.

South Korean stocks also declined, as sales in the communication services sector decreased amid business normalization following strong pandemic-related growth. Russian stocks further detracted from the Index’s performance. BlackRock suspended the purchase of Russian securities in its active and index funds on Monday, February 28, 2022, in response to the Russian attack on Ukraine. All major index providers began the removal of Russian securities from their indexes beginning the week of March 7.

In terms of relative performance, the Index underperformed the broader market, as represented by the MSCI Emerging Markets Index. Relative to the broader market the ESG selection process favors stocks with higher ESG ratings, resulting in an overweight to consumer discretionary and financials which was a drag on performance, and an underweight to information technology, which contributed positively. Security selection in the energy sector detracted from the Index’s relative performance.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	23.5%
Consumer Discretionary	14.9
Communication Services	13.2
Information Technology	12.7
Materials	8.3
Consumer Staples	6.5
Industrials	6.0
Energy	5.7
Health Care	4.4
Utilities	2.9
Real Estate	1.9

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

China	31.5%
India	15.7
Taiwan	14.5
South Korea	7.8
South Africa	6.2
Brazil	4.8
Thailand	3.0
Malaysia	2.3
United Arab Emirates	2.3
Saudi Arabia	2.3
Indonesia	2.1
Mexico	1.9
Qatar	1.2
Other (each representing less than 1%)	4.4

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2022	iShares® MSCI Global Sustainable Development Goals ETF

Investment Objective

The iShares MSCI Global Sustainable Development Goals ETF (the “Fund”) (formerly the iShares MSCI Global Impact ETF) seeks to track the investment results of an index composed of companies that derive a majority of their revenue from products and services that address at least one of the world’s major social and environmental challenges as identified by the United Nations Sustainable Development Goals, as represented by the MSCI ACWI Sustainable Impact Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(19.93)%	8.92%	9.75%	(19.93)%	53.27%	80.87%
Fund Market	(19.91)	8.84	9.79	(19.91)	52.71	81.28
Index	(20.23)	8.97	9.90	(20.23)	53.65	82.26

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was April 20, 2016. The first day of secondary market trading was April 22, 2016.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 909.70	$ 2.36		$ 1,000.00	$ 1,022.70	$ 2.50		0.49%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

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Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Global Sustainable Development Goals ETF

Portfolio Management Commentary

The coronavirus pandemic reversed years of progress toward achieving the U.N. sustainable development goals (“SDGs”), lowering global life expectancy and disrupting essential health services. Furthermore, the war in Ukraine exacerbated food, energy, humanitarian, and refugee crises, delaying the transition to a more sustainable global economy. Despite these ongoing challenges, many countries continued to monitor their SDG implementation, with 44 nations presenting voluntary progress reviews to the U.N. in 2022, including 11 countries that presented for the first time.

With a negative global macro backdrop, the Index, which includes stocks oriented toward social and environmental challenges, declined significantly for the reporting period. Within China, the real estate sector detracted substantially from the Index’s return. Tighter credit and investor concerns about the sector’s level of indebtedness amid slowing economic growth drove steep declines. The real estate management and development industry was also negatively affected by multiple credit downgrades and the resignation of financial auditors covering several subsidiaries.

Japanese stocks also detracted from the Index’s return amid slowing industrial production and a steep decline in the value of the Japanese yen relative to the U.S. dollar. In the industrials sector, the unprofitable operation of some local routes weighed on the earnings of the railroads industry.

Stocks in several European countries, including Belgium and Denmark, also detracted from the Index’ return. The declining value of the euro relative to the U.S. dollar diminished the value of Eurozone stocks in U.S. dollar terms. The Belgian materials sector was also pressured by falling demand for cathode materials due to semiconductor shortages curtailing customer orders. Supply chain disruptions and higher costs negatively impacted a Danish manufacturer of wind turbines in the industrials sector.

In terms of relative performance, the Index significantly underperformed the broader market, as represented by the MSCI ACWI Index. The positive-impact security selection process leads to overweight and underweight positions in stocks with higher or lower sustainable impact attributes, respectively. For example, significant overweights to real estate detracted from performance, while an underweight to information technology was beneficial.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Consumer Staples	20.0%
Health Care	19.9
Real Estate	16.3
Industrials	16.0
Materials	13.9
Consumer Discretionary	4.9
Utilities	3.9
Information Technology	3.8
Communication Services	1.3

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United States	25.7%
Japan	15.2
China	11.2
Denmark	7.9
United Kingdom	6.2
Canada	5.6
Hong Kong	5.5
Switzerland	4.7
Belgium	4.2
Sweden	2.5
Germany	2.0
Taiwan	1.8
Chile	1.5
France	1.4
Australia	1.1
Other (each representing less than 1%)	3.5

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

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Schedule of Investments August 31, 2022	iShares® Emergent Food and AgTech Multisector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.4%
Nufarm Ltd./Australia	6,361	$22,967

Canada — 5.5%
Nutrien Ltd.	3,125	286,886

Denmark — 1.9%
Chr Hansen Holding A/S	1,735	101,093

France — 3.7%
Danone SA	3,671	193,169

Germany — 9.0%
BASF SE	3,420	144,662
Bayer AG, Registered	4,410	233,236
GEA Group AG	2,772	96,429

		474,327

Japan — 3.0%
Kubota Corp.	10,000	155,302

Netherlands — 0.5%
Corbion NV	1,002	28,451

Norway — 5.6%
Austevoll Seafood ASA	1,493	16,003
Bakkafrost P/F	841	49,212
Grieg Seafood ASA	945	11,434
Mowi ASA	7,588	155,567
Salmar ASA	952	62,953

		295,169

Philippines — 0.6%
Monde Nissin Corp.(a)(b)	100,000	29,349

United Kingdom — 6.1%
CNH Industrial NV	12,748	155,208
Croda International PLC	1,735	135,234
Genus PLC	1,112	32,502

		322,944

United States — 63.2%
AGCO Corp.	1,033	112,297
Archer-Daniels-Midland Co.	3,545	311,570
Beyond Meat Inc.(b)(c)	1,025	25,010
Corteva Inc.	4,949	304,017
Deere & Co.	671	245,083

Security	Shares	Value

United States (continued)
Diversey Holdings Ltd.(b)	860	$5,272
Ecolab Inc.	1,024	167,762
Exponent Inc.	873	81,940
FMC Corp.	2,125	229,670
Hain Celestial Group Inc. (The)(b)	1,511	30,613
Ingredion Inc.	1,118	97,344
International Flavors & Fragrances Inc.	1,594	176,105
International Paper Co.	4,764	198,278
Kellogg Co.	3,507	255,099
Mosaic Co. (The)	6,111	329,200
Neogen Corp.(b)(c)	1,825	38,142
Packaging Corp. of America	1,581	216,471
Sealed Air Corp.	2,465	132,642
Sotera Health Co.(b)	1,673	28,290
Trimble Inc.(b)	2,669	168,814
Westrock Co.	4,300	174,537

		3,328,156

Total Long-Term Investments — 99.5% (Cost: $6,015,974)		5,237,813

Short-Term Securities

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(d)(e)(f)	65,128	65,147

Total Short-Term Securities — 1.2% (Cost: $65,141)		65,147

Total Investments in Securities — 100.7% (Cost: $6,081,115)		5,302,960

Liabilities in Excess of Other Assets — (0.7)%		(37,711)

Net Assets — 100.0%		$5,265,249

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/25/22(a)	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$65,132	(b)	$—		$9	$6	$65,147	65,128	$900	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(d)	—	—		0	(b)	—	—	—	—	9		—

						$9	$6	$65,147		$909		$—

(a)	Commencement of operations.

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) August 31, 2022	iShares® Emergent Food and AgTech Multisector ETF

Affiliates (continued)

(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Micro E-Mini S&P 500 Index	1	09/16/22	$20	$278

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$—	$—	$278	$—	$—	$—	$278

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,941)	$—	$—	$—	$(1,941)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$278	$—	$—	$—	$278

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$20,219

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® Emergent Food and AgTech Multisector ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$3,647,544	$1,590,269	$—	$5,237,813
Money Market Funds	65,147	—	—	65,147

	$3,712,691	$1,590,269	$—	$5,302,960

Derivative financial instruments(a)
Assets
Futures Contracts	$278	$—	$—	$278

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments August 31, 2022	iShares® ESG Aware MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 8.4%
APA Group	1,421,195	$10,716,979
Aristocrat Leisure Ltd.	332,727	8,030,841
ASX Ltd.	214,984	11,444,086
Australia & New Zealand Banking Group Ltd.	1,374,464	21,247,212
BlueScope Steel Ltd.	596,083	6,687,945
Brambles Ltd.	1,727,006	14,534,872
Cochlear Ltd.	75,261	10,956,268
Coles Group Ltd.	983,017	11,765,899
Commonwealth Bank of Australia	736,949	48,699,215
Computershare Ltd.	570,560	9,515,627
CSL Ltd.	215,048	43,013,385
Dexus	1,731,077	10,239,276
Evolution Mining Ltd.	3,824,257	6,145,781
Fortescue Metals Group Ltd.	1,094,990	13,608,065
Goodman Group	651,048	8,657,626
GPT Group (The)	2,271,546	6,543,626
James Hardie Industries PLC	268,479	6,085,177
Lendlease Corp. Ltd.	930,324	6,482,976
Lottery Corp. Ltd. (The)(a)	2,167,926	6,516,116
Macquarie Group Ltd.	185,773	22,228,341
Mineral Resources Ltd.	161,093	6,863,757
Mirvac Group	5,260,050	7,491,004
National Australia Bank Ltd.	1,199,921	24,881,719
Newcrest Mining Ltd.	539,632	6,487,271
Orica Ltd.	619,819	6,483,396
QBE Insurance Group Ltd.	799,617	6,555,865
Ramsay Health Care Ltd.	131,817	6,424,217
REA Group Ltd.	80,806	6,968,586
Rio Tinto Ltd.	213,103	13,534,890
Rio Tinto PLC	556,093	30,702,060
Santos Ltd.	1,767,220	9,433,920
SEEK Ltd.	421,585	5,948,009
South32 Ltd.	3,147,020	8,665,971
Stockland	2,919,805	7,182,323
Transurban Group	2,937,849	27,872,732
Vicinity Centres	4,956,519	6,489,120
Wesfarmers Ltd.	446,498	14,282,997
Westpac Banking Corp.	930,291	13,654,363
Woodside Energy Group Ltd.	1,232,465	28,628,327
Woolworths Group Ltd.	488,849	12,051,461

		533,721,301

Austria — 0.4%
Erste Group Bank AG	286,372	6,439,861
OMV AG	275,007	11,080,655
Verbund AG	61,578	5,884,249

		23,404,765

Belgium — 0.7%
Anheuser-Busch InBev SA/NV	456,993	22,070,258
KBC Group NV	259,979	12,399,047
UCB SA	90,189	6,337,294
Umicore SA	216,794	6,891,026

		47,697,625

Denmark — 2.9%
AP Moller - Maersk A/S, Class A	5,175	12,089,355
Carlsberg A/S, Class B	83,783	10,879,234
Coloplast A/S, Class B	56,974	6,508,196
DSV A/S	66,369	9,807,217
Genmab A/S(a)	31,353	11,160,606

Security	Shares	Value

Denmark (continued)
Novo Nordisk A/S, Class B	872,430	$93,274,806
Novozymes A/S, Class B	114,108	6,549,068
Orsted A/S(b)	119,628	11,675,988
Pandora A/S	101,375	6,090,265
Vestas Wind Systems A/S	568,946	14,235,654

		182,270,389

Finland — 1.3%
Kesko OYJ, Class B	296,704	6,241,946
Neste OYJ	300,615	14,831,386
Nokia OYJ	2,778,237	14,000,550
Nordea Bank Abp	904,535	8,386,709
Orion OYJ, Class B	140,158	6,354,776
Sampo OYJ, Class A	156,857	7,096,261
Stora Enso OYJ, Class R	426,010	6,341,573
UPM-Kymmene OYJ	326,085	11,078,507
Wartsila OYJ Abp	841,769	6,940,592

		81,272,300

France — 10.5%
Air Liquide SA	178,204	22,331,253
Airbus SE	87,620	8,586,155
Alstom SA(c)	302,195	6,192,955
AXA SA	1,140,717	26,865,734
BNP Paribas SA	513,149	23,846,132
Capgemini SE	74,043	12,793,000
Cie. de Saint-Gobain	168,536	6,788,249
Cie. Generale des Etablissements Michelin SCA	857,197	20,848,117
Covivio	120,225	6,711,872
Danone SA	464,813	24,458,594
Dassault Systemes SE	367,171	14,159,280
Edenred	143,287	7,247,367
Eiffage SA(c)	72,742	6,398,016
Engie SA	836,282	9,932,605
EssilorLuxottica SA	155,877	23,215,919
Gecina SA	100,569	8,950,431
Hermes International	13,681	17,522,149
Kering SA	45,409	22,784,077
Klepierre SA	306,688	6,290,863
Legrand SA	83,477	6,039,951
L’Oreal SA	130,624	44,862,056
LVMH Moet Hennessy Louis Vuitton SE	121,288	78,263,117
Orange SA	752,770	7,623,586
Pernod Ricard SA	123,299	22,623,935
Publicis Groupe SA	130,072	6,350,804
Remy Cointreau SA(c)	34,632	6,422,946
Safran SA	103,351	10,537,097
Sanofi	451,033	36,871,859
Schneider Electric SE	367,152	43,638,714
Societe Generale SA	686,701	15,138,603
Teleperformance	21,514	6,127,341
Thales SA	52,982	6,387,551
TotalEnergies SE	1,304,452	66,043,995
Unibail-Rodamco-Westfield(a)(c)	117,948	6,063,642
Valeo	350,694	6,698,853
Vinci SA	115,001	10,609,237
Vivendi SE	747,901	6,779,314
Worldline SA/France(a)(b)	172,895	7,407,285

		670,412,654

Germany — 6.9%
adidas AG	104,100	15,436,274

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® ESG Aware MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Allianz SE, Registered	261,617	$44,222,797
BASF SE	331,512	14,022,577
Bayer AG, Registered	121,670	6,431,524
Bayerische Motoren Werke AG	167,542	12,344,269
Beiersdorf AG	69,661	7,031,581
Brenntag SE	94,869	6,220,320
Carl Zeiss Meditec AG, Bearer	50,505	6,285,801
Commerzbank AG(a)	986,299	6,562,760
Deutsche Bank AG, Registered	898,680	7,497,580
Deutsche Boerse AG	133,072	22,499,080
Deutsche Post AG, Registered	361,780	13,204,655
Deutsche Telekom AG, Registered	493,225	9,295,925
E.ON SE	1,386,956	11,830,170
GEA Group AG	179,706	6,251,399
HeidelbergCement AG	135,922	6,137,894
HelloFresh SE(a)	235,184	5,639,269
Henkel AG & Co. KGaA	145,557	9,103,040
Infineon Technologies AG	803,273	19,655,179
LEG Immobilien SE	81,846	6,185,407
Mercedes-Benz Group AG	424,799	23,816,648
Merck KGaA	116,432	20,000,687
MTU Aero Engines AG	44,801	7,901,209
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	85,069	20,324,751
Puma SE	142,032	8,681,503
Rheinmetall AG	39,358	6,247,884
SAP SE	653,016	55,616,957
Siemens AG, Registered	373,494	37,832,750
Symrise AG	58,707	6,142,759
Telefonica Deutschland Holding AG	2,478,676	6,434,503
Vonovia SE	304,912	8,254,433
Zalando SE(a)(b)	248,706	5,758,252

		442,869,837

Hong Kong — 2.9%
AIA Group Ltd.	6,318,200	60,788,896
BOC Hong Kong Holdings Ltd.	4,103,500	14,123,428
Galaxy Entertainment Group Ltd.	1,136,000	6,349,879
Hang Lung Properties Ltd.	3,944,000	6,558,911
Hang Seng Bank Ltd.	560,800	8,780,234
Hong Kong Exchanges & Clearing Ltd.	598,900	24,132,390
MTR Corp. Ltd.	3,715,500	19,028,263
Sands China Ltd.(a)	3,115,200	6,965,888
Sun Hung Kai Properties Ltd.	659,500	7,747,951
Swire Pacific Ltd., Class A	1,401,500	9,693,864
Swire Properties Ltd.	5,385,000	12,410,922
Techtronic Industries Co. Ltd.	504,500	5,950,191

		182,530,817

Ireland — 0.8%
CRH PLC	507,127	18,726,983
Flutter Entertainment PLC, Class DI(a)	67,644	8,475,723
Kerry Group PLC, Class A	157,870	16,279,827
Kingspan Group PLC	108,493	6,142,740

		49,625,273

Israel — 0.7%
Bank Hapoalim BM	1,027,420	10,651,725
Bank Leumi Le-Israel BM	764,472	8,081,402
CyberArk Software Ltd.(a)(c)	45,379	6,547,282
Elbit Systems Ltd.	32,473	6,932,539
Isracard Ltd.	1	4

Security	Shares	Value

Israel (continued)
Nice Ltd.(a)	35,779	$7,644,608
Wix.com Ltd.(a)	95,821	6,064,511

		45,922,071

Italy — 1.7%
Amplifon SpA	230,514	6,007,406
Assicurazioni Generali SpA	629,456	9,232,072
Enel SpA	5,308,765	24,946,267
Eni SpA	933,124	11,022,923
Ferrari NV	32,285	6,232,372
Intesa Sanpaolo SpA	15,676,972	26,987,752
Moncler SpA	135,571	6,031,789
Prysmian SpA	210,200	6,449,514
Terna - Rete Elettrica Nazionale	948,663	6,744,245
UniCredit SpA	824,168	8,065,216

		111,719,556

Japan — 22.7%
Aeon Co. Ltd.	382,700	7,464,847
Ajinomoto Co. Inc.	454,400	12,559,544
Asahi Group Holdings Ltd.	355,400	11,915,937
Asahi Kasei Corp.	1,454,500	10,629,177
Astellas Pharma Inc.	1,158,500	16,424,957
Azbil Corp.	339,500	9,673,503
Bridgestone Corp.	359,500	13,795,518
Central Japan Railway Co.	57,900	6,816,566
Chugai Pharmaceutical Co. Ltd.	431,300	11,131,021
Dai Nippon Printing Co. Ltd.	306,200	6,445,153
Daifuku Co. Ltd.	106,300	6,201,333
Dai-ichi Life Holdings Inc.	500,500	8,647,642
Daiichi Sankyo Co. Ltd.	898,000	26,986,506
Daikin Industries Ltd.	142,000	24,788,525
Denso Corp.	246,600	13,459,599
East Japan Railway Co.	146,800	7,603,747
Eisai Co. Ltd.	168,000	6,849,893
ENEOS Holdings Inc.	3,669,800	13,867,895
FANUC Corp.	121,300	19,541,330
Fast Retailing Co. Ltd.	29,800	17,425,002
FUJIFILM Holdings Corp.	246,000	12,488,628
Fujitsu Ltd.	145,700	17,144,986
Hankyu Hanshin Holdings Inc.	518,100	15,537,051
Hitachi Construction Machinery Co. Ltd.	301,700	6,252,253
Hitachi Ltd.	491,100	24,536,358
Honda Motor Co. Ltd.	977,400	26,020,601
Hoya Corp.	186,500	19,018,667
Hulic Co. Ltd.	843,700	6,393,522
Ibiden Co. Ltd.	274,000	8,696,497
Idemitsu Kosan Co. Ltd.	341,900	9,014,964
Inpex Corp.	1,155,300	13,279,743
ITOCHU Corp.	1,195,700	32,906,526
Japan Post Holdings Co. Ltd.	945,200	6,520,728
JFE Holdings Inc.	612,100	6,576,128
JSR Corp.	282,100	6,292,755
Kao Corp.	248,700	10,768,779
KDDI Corp.	1,262,400	38,630,858
Keio Corp.	166,900	6,391,276
Keyence Corp.	70,900	26,621,092
Kikkoman Corp.	100,300	6,133,195
Kirin Holdings Co. Ltd.	747,500	12,305,171
Komatsu Ltd.	588,100	12,302,308
Kubota Corp.	604,900	9,394,235

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2022	iShares® ESG Aware MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Kyocera Corp.	169,500	$9,421,449
Kyowa Kirin Co. Ltd.	312,100	6,995,632
Lixil Corp.	347,300	6,097,281
M3 Inc.	187,300	5,999,566
Marubeni Corp.	1,329,400	13,855,382
Mazda Motor Corp.	774,900	6,862,594
Mitsubishi Chemical Group Corp.	1,476,500	7,751,563
Mitsubishi Corp.	653,400	21,392,725
Mitsubishi Estate Co. Ltd.	476,900	6,422,347
Mitsubishi Heavy Industries Ltd.	214,400	8,265,249
Mitsubishi UFJ Financial Group Inc.	5,680,200	29,445,857
Mizuho Financial Group Inc.	905,600	10,369,459
MS&AD Insurance Group Holdings Inc.	368,600	10,997,520
Murata Manufacturing Co. Ltd.	276,400	14,883,148
Nidec Corp.	93,000	6,178,174
Nintendo Co. Ltd.	59,608	24,400,341
Nippon Express Holdings Inc.	117,100	6,443,159
Nippon Paint Holdings Co. Ltd.	834,900	6,439,032
Nippon Steel Corp.	514,800	8,131,835
Nippon Telegraph & Telephone Corp.	313,400	8,494,479
Nippon Yusen KK	98,600	7,520,632
Nitto Denko Corp.	139,600	8,603,934
Nomura Holdings Inc.	2,770,500	10,031,677
Nomura Research Institute Ltd.	343,400	9,242,195
NTT Data Corp.	444,500	6,255,163
Obayashi Corp.	922,800	6,382,627
Olympus Corp.	297,300	6,331,669
Omron Corp.	294,700	15,508,961
Ono Pharmaceutical Co. Ltd.	276,700	6,604,874
Oriental Land Co. Ltd./Japan	105,400	15,713,817
ORIX Corp.	728,700	11,977,916
Panasonic Holdings Corp.	1,225,600	9,944,989
Recruit Holdings Co. Ltd.	725,200	23,054,538
Renesas Electronics Corp.(a)	661,700	6,265,337
Resona Holdings Inc.	2,064,600	7,600,296
SCSK Corp.	395,500	6,490,840
Secom Co. Ltd.	98,800	6,294,470
Sekisui Chemical Co. Ltd.	500,200	6,819,381
Sekisui House Ltd.	692,600	11,777,403
Seven & i Holdings Co. Ltd.	212,600	8,445,638
SG Holdings Co. Ltd.	450,600	7,473,981
Shin-Etsu Chemical Co. Ltd.	121,200	14,075,288
Shionogi & Co. Ltd.	194,100	9,476,909
SoftBank Corp.	1,785,400	19,573,753
SoftBank Group Corp.	535,600	21,215,935
Sompo Holdings Inc.	292,200	12,528,434
Sony Group Corp.	733,000	58,275,918
Sumitomo Chemical Co. Ltd.	3,862,800	15,205,238
Sumitomo Metal Mining Co. Ltd.	271,100	8,530,600
Sumitomo Mitsui Financial Group Inc.	336,800	10,158,986
Sumitomo Mitsui Trust Holdings Inc.	313,100	9,738,408
Suntory Beverage & Food Ltd.	213,700	7,805,744
Sysmex Corp.	182,900	11,180,123
Takeda Pharmaceutical Co. Ltd.	642,194	17,750,273
TDK Corp.	235,800	8,244,091
Terumo Corp.	451,400	14,490,690
TIS Inc.	224,800	6,401,568
Tokio Marine Holdings Inc.	297,000	16,459,551
Tokyo Electron Ltd.	87,700	27,505,958
Tokyo Gas Co. Ltd.	359,300	6,740,900

Security	Shares	Value

Japan (continued)
Tokyu Corp.	655,100	$7,787,660
Toray Industries Inc.	2,461,500	14,046,396
TOTO Ltd.	201,800	6,955,805
Toyota Motor Corp.	5,132,300	76,805,151
West Japan Railway Co.	182,400	7,098,712
Yamaha Corp.	168,900	6,588,597
Yamaha Motor Co. Ltd.	659,100	13,659,378
Yaskawa Electric Corp.	200,200	6,519,090
Yokogawa Electric Corp.	396,800	6,925,475

		1,444,385,777

Netherlands — 4.4%
Adyen NV(a)(b)	9,800	15,122,817
Akzo Nobel NV	180,144	11,349,316
Argenx SE(a)	26,161	9,851,231
ASM International NV	23,131	6,289,071
ASML Holding NV	217,148	105,993,273
Heineken NV	151,456	13,612,723
ING Groep NV	1,814,499	15,903,069
Koninklijke Ahold Delhaize NV	605,123	16,645,004
Koninklijke DSM NV	123,331	15,726,643
Koninklijke KPN NV	3,962,307	12,608,441
NN Group NV	157,535	6,474,368
Prosus NV	429,595	26,553,030
Stellantis NV	518,527	6,907,054
Wolters Kluwer NV	174,285	17,043,821

		280,079,861

New Zealand — 0.3%
Meridian Energy Ltd.	2,196,159	6,700,029
Spark New Zealand Ltd.	2,230,294	7,377,623
Xero Ltd.(a)	111,360	6,551,210

		20,628,862

Norway — 1.2%
DNB Bank ASA	389,299	7,442,939
Equinor ASA	730,368	28,346,044
Kongsberg Gruppen ASA	186,391	6,370,964
Mowi ASA	294,900	6,045,959
Norsk Hydro ASA	1,015,698	6,978,962
Orkla ASA	1,248,682	10,456,346
Telenor ASA	918,572	10,051,929

		75,693,143

Portugal — 0.2%
Galp Energia SGPS SA	1,489,139	16,081,183

Singapore — 1.7%
Capitaland Investment Ltd./Singapore	4,357,900	11,473,375
City Developments Ltd.	1,918,800	11,140,942
DBS Group Holdings Ltd.	934,900	21,767,729
Keppel Corp. Ltd.	3,332,400	17,306,885
Oversea-Chinese Banking Corp. Ltd.	1,543,200	13,301,059
Sea Ltd., ADR(a)(c)	98,355	6,098,010
Singapore Exchange Ltd.	813,100	5,517,705
Singapore Telecommunications Ltd.	3,495,800	6,562,866
United Overseas Bank Ltd.	630,400	12,292,456

		105,461,027

South Korea — 0.1%
Delivery Hero SE(a)(b)	130,585	5,446,105

Spain — 2.3%
Amadeus IT Group SA(a)	210,273	11,100,180

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® ESG Aware MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain (continued)
Banco Bilbao Vizcaya Argentaria SA	4,147,831	$18,612,118
Banco Santander SA	7,406,323	17,928,459
CaixaBank SA	2,217,850	6,696,800
Cellnex Telecom SA(b)	197,503	7,691,304
Endesa SA	399,047	6,844,461
Iberdrola SA	3,458,010	36,003,749
Industria de Diseno Textil SA	691,696	14,934,705
Naturgy Energy Group SA	314,699	8,677,712
Red Electrica Corp. SA	248,322	4,540,015
Repsol SA	783,650	10,178,108
Telefonica SA	1,623,812	6,701,496

		149,909,107

Sweden — 3.2%
Alfa Laval AB	229,336	6,115,798
Alleima AB, NVS	91,808	368,610
Assa Abloy AB, Class B	431,705	8,743,740
Atlas Copco AB, Class A	974,034	9,887,440
Atlas Copco AB, Class B	818,596	7,453,962
Boliden AB	632,323	20,248,340
Epiroc AB, Class A	505,935	7,741,218
EQT AB	277,313	6,211,210
Essity AB, Class B	522,205	11,584,211
Evolution AB(b)	80,205	6,416,662
H & M Hennes & Mauritz AB, Class B	556,608	5,780,557
Holmen AB, Class B	152,468	6,541,567
Investor AB, Class A	559,314	9,296,189
Nibe Industrier AB, Class B	843,817	7,902,128
Sandvik AB	459,040	7,156,663
Skandinaviska Enskilda Banken AB, Class A	631,189	6,292,130
SKF AB, Class B	436,920	6,550,553
Svenska Cellulosa AB SCA, Class B	603,788	9,046,860
Svenska Handelsbanken AB, Class A	930,080	7,617,511
Swedbank AB, Class A	497,068	6,424,554
Tele2 AB, Class B	863,460	9,195,646
Telefonaktiebolaget LM Ericsson, Class B	1,611,789	12,053,639
Telia Co. AB	4,036,976	14,209,080
Volvo AB, Class A	778,344	12,953,651

		205,791,919

Switzerland — 10.9%
ABB Ltd., Registered	1,010,023	27,839,885
Alcon Inc.	209,350	13,784,220
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	948	10,026,394
Coca-Cola HBC AG, Class DI	269,043	6,139,383
Credit Suisse Group AG, Registered	1,371,698	7,078,130
Geberit AG, Registered	23,769	10,982,350
Givaudan SA, Registered	6,058	19,328,503
Holcim AG	178,702	7,921,056
Julius Baer Group Ltd.	132,064	6,410,677
Kuehne + Nagel International AG, Registered	53,624	12,393,094
Logitech International SA, Registered	121,934	6,066,939
Lonza Group AG, Registered	55,686	29,698,441
Nestle SA, Registered	1,357,372	158,843,644
Novartis AG, Registered	975,702	78,922,604
Partners Group Holding AG	6,998	6,754,844
Roche Holding AG, Bearer	16,618	6,347,386
Roche Holding AG, NVS	327,199	105,437,050
SGS SA, Registered	7,105	15,646,515
Sika AG, Registered	61,910	13,929,421

Security	Shares	Value

Switzerland (continued)
Sonova Holding AG, Registered	39,028	$10,282,847
STMicroelectronics NV	401,391	13,988,545
Straumann Holding AG, Registered	58,126	6,369,606
Swiss Life Holding AG, Registered	20,231	10,574,275
Swiss Re AG	220,690	17,159,896
Swisscom AG, Registered	16,976	8,777,098
Temenos AG, Registered	79,984	6,550,217
UBS Group AG, Registered	1,915,731	30,358,045
VAT Group AG(b)	24,960	5,968,098
Zurich Insurance Group AG	91,356	40,552,868

		694,132,031

United Kingdom — 14.9%
3i Group PLC	519,771	7,316,446
Anglo American PLC	707,666	22,740,468
Antofagasta PLC	520,158	6,618,434
Ashtead Group PLC	208,900	10,262,804
Associated British Foods PLC	349,279	6,168,615
AstraZeneca PLC	743,835	92,006,691
BAE Systems PLC	1,884,546	16,972,410
Barclays PLC	8,516,202	16,237,766
Barratt Developments PLC	1,329,396	6,581,556
Berkeley Group Holdings PLC	146,015	6,181,264
BP PLC	7,744,086	39,571,706
British Land Co. PLC (The)	1,300,731	6,488,319
BT Group PLC	3,875,083	6,778,684
Bunzl PLC	196,453	6,515,199
Burberry Group PLC	355,010	7,181,388
CNH Industrial NV	712,110	8,669,987
Coca-Cola Europacific Partners PLC	164,535	8,090,186
Compass Group PLC	493,909	10,624,503
Croda International PLC	147,042	11,461,180
DCC PLC	108,694	6,255,814
Diageo PLC	1,365,358	59,319,870
Entain PLC	426,867	6,280,335
Experian PLC	196,759	5,970,744
Ferguson PLC	160,539	18,591,720
GSK PLC	1,831,421	29,275,288
HSBC Holdings PLC	9,923,577	60,800,194
Informa PLC	1,036,858	6,559,830
InterContinental Hotels Group PLC	116,729	6,336,770
Intertek Group PLC	137,438	6,308,211
J Sainsbury PLC	3,395,794	8,015,291
Johnson Matthey PLC	260,304	6,073,103
Kingfisher PLC	2,583,372	6,939,629
Legal & General Group PLC	5,315,169	15,568,502
Lloyds Banking Group PLC	36,978,239	18,738,940
London Stock Exchange Group PLC	161,704	15,168,083
Melrose Industries PLC	3,882,191	6,126,298
Mondi PLC	502,997	8,538,585
National Grid PLC	2,323,316	28,929,583
NatWest Group PLC, NVS	2,749,062	7,844,903
Next PLC	91,343	6,151,203
Pearson PLC	641,365	6,418,766
Prudential PLC	1,280,326	13,437,230
Reckitt Benckiser Group PLC	355,077	27,398,304
RELX PLC	1,140,927	29,920,938
Rentokil Initial PLC	1,043,465	6,301,977
Sage Group PLC (The)	1,088,575	9,022,862
Schroders PLC	227,935	7,090,176
Segro PLC	1,478,466	16,134,466

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2022	iShares® ESG Aware MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Shell PLC	3,272,287	$87,052,466
Smiths Group PLC	354,090	6,117,200
SSE PLC	678,054	12,993,359
St. James’s Place PLC	557,785	7,139,616
Standard Chartered PLC	1,348,488	9,339,831
Tesco PLC	3,086,274	8,913,993
Unilever PLC	1,188,888	53,930,720
Vodafone Group PLC	11,879,660	15,905,104
WPP PLC	690,504	5,947,343

		953,324,853

Total Common Stocks — 99.1% (Cost: $6,736,789,085)		6,322,380,456

Preferred Stocks

Germany — 0.2%
Bayerische Motoren Werke AG, Preference Shares, NVS	92,950	6,462,268
Sartorius AG, Preference Shares, NVS	14,755	6,147,304

		12,609,572

Total Preferred Stocks — 0.2% (Cost: $11,367,337)		12,609,572

Total Long-Term Investments — 99.3% (Cost: $6,748,156,422)		6,334,990,028

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(d)(e)(f)	9,534,953	$9,537,814
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(d)(e)	1,370,000	1,370,000

Total Short-Term Securities — 0.2% (Cost: $10,904,181)		10,907,814

Total Investments in Securities — 99.5% (Cost: $6,759,060,603)		6,345,897,842

Other Assets Less Liabilities — 0.5%		30,363,862

Net Assets — 100.0%		$6,376,261,704

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$11,009,959	$—		$(1,472,804	)(a)	$(2,974)	$3,633	$9,537,814	9,534,953	$163,802	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,190,000	180,000	(a)	—		—	—	1,370,000	1,370,000	12,309		—

						$(2,974)	$3,633	$10,907,814		$176,111		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	89	09/08/22	$12,481	$(1,237)
SPI 200 Index	43	09/15/22	5,028	68,564

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® ESG Aware MSCI EAFE ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Euro STOXX 50 Index	373	09/16/22	$13,146	$(411,347)
FTSE 100 Index	107	09/16/22	9,030	(105,501)

				$(449,521)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$68,564	$—	$—	$—	$68,564

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$518,085	$—	$—	$—	$518,085

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(2,160,109)	$—	$—	$—	$(2,160,109)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(911,649)	$—	$—	$—	$(911,649)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$46,108,683

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2022	iShares® ESG Aware MSCI EAFE ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$27,168,599	$6,295,211,857	$—	$6,322,380,456
Preferred Stocks	—	12,609,572	—	12,609,572
Money Market Funds	10,907,814	—	—	10,907,814

	$38,076,413	$6,307,821,429	$—	$6,345,897,842

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$68,564	$—	$68,564
Liabilities
Futures Contracts	—	(518,085)	—	(518,085)

	$—	$(449,521)	$—	$(449,521)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® ESG MSCI EM Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 3.0%
Americanas SA	11,000	$34,549
Atacadao SA	9,263	35,165
Banco Bradesco SA	29,895	91,023
Banco Santander Brasil SA	7,807	44,074
CCR SA	26,313	69,748
Cia. de Saneamento Basico do Estado de Sao Paulo	6,857	64,782
Cosan SA	25,710	98,740
Energisa SA	3,246	26,387
Equatorial Energia SA	21,416	99,538
Hapvida Participacoes e Investimentos SA(a)	89,899	125,801
Hypera SA	8,429	69,783
Klabin SA	15,596	56,449
Localiza Rent a Car SA	14,882	173,982
Lojas Renner SA	18,529	94,276
Natura & Co. Holding SA	11,737	32,533
Petro Rio SA(b)	14,379	75,483
Raia Drogasil SA	22,717	95,018
Rede D’Or Sao Luiz SA(a)	7,084	45,385
Rumo SA	27,330	106,170
Telefonica Brasil SA	9,537	75,417
Tim SA	17,433	39,642
TOTVS SA	11,434	62,748
Ultrapar Participacoes SA	12,183	31,685
WEG SA	34,442	187,291

		1,835,669

Chile — 0.4%
Cencosud SA	30,869	43,156
Empresas CMPC SA	23,507	44,588
Empresas COPEC SA	8,472	73,079
Enel Americas SA	416,186	45,090
Falabella SA	12,313	29,015

		234,928

China — 31.3%
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	4,500	13,182
3SBio Inc.(a)	38,000	25,265
AAC Technologies Holdings Inc.	15,000	27,789
Air China Ltd., Class A(b)	8,000	11,892
Air China Ltd., Class H(b)	36,000	28,838
Alibaba Group Holding Ltd.(b)	267,416	3,190,418
Alibaba Health Information Technology Ltd.(b)	104,000	59,599
A-Living Smart City Services Co. Ltd., Class A(a)	12,500	12,876
Angel Yeast Co. Ltd., Class A	1,700	11,918
Anjoy Foods Group Co. Ltd., Class A	400	8,955
Baidu Inc.(b)	10,250	182,968
Baidu Inc., ADR(b)	4,300	619,071
Baoshan Iron & Steel Co. Ltd., Class A	23,000	17,699
BBMG Corp., Class A	25,400	9,612
Beijing Capital International Airport Co. Ltd., Class H(b)	38,000	23,851
Beijing Enterprises Water Group Ltd.	92,000	23,633
BOC Aviation Ltd.(a)	4,300	34,419
BYD Co. Ltd., Class A	2,200	91,006
BYD Co. Ltd., Class H	16,500	508,453
By-health Co. Ltd., Class A	4,000	10,767
CanSino Biologics Inc., Class H(a)	1,200	7,530
CECEP Wind Power Corp, Class A	13,700	9,863
China Communications Services Corp. Ltd., Class H	40,000	17,176
China Conch Venture Holdings Ltd.	30,000	61,386

Security	Shares	Value

China (continued)
China Construction Bank Corp., Class H	1,902,000	$1,175,784
China Eastern Airlines Corp. Ltd., Class A(b)	9,800	6,945
China Everbright Environment Group Ltd.	77,000	38,058
China Feihe Ltd.(a)	73,000	60,419
China Gas Holdings Ltd.	62,600	88,585
China Jushi Co. Ltd., Class A	4,078	8,484
China Lesso Group Holdings Ltd.	22,000	26,149
China Medical System Holdings Ltd.	28,000	41,439
China Mengniu Dairy Co. Ltd.	64,000	289,810
China Merchants Bank Co. Ltd., Class A	23,900	120,709
China Merchants Bank Co. Ltd., Class H	78,500	401,458
China Overseas Land & Investment Ltd.	77,000	206,935
China Resources Cement Holdings Ltd.	58,000	35,752
China Resources Gas Group Ltd.	18,700	72,807
China Resources Mixc Lifestyle Services Ltd.(a)	13,600	61,673
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	1,100	6,272
China Ruyi Holdings Ltd.(b)	108,000	27,407
China Southern Airlines Co. Ltd., Class A(b)	14,500	13,474
China Southern Airlines Co. Ltd., Class H(b)	46,000	24,829
China Suntien Green Energy Corp. Ltd., Class H	35,000	15,741
China Three Gorges Renewables Group Co. Ltd., Class A	35,300	31,073
China Vanke Co. Ltd., Class H	30,800	60,276
CIFI Holdings Group Co. Ltd.	63,400	16,046
CITIC Ltd.	111,000	114,427
CMOC Group Ltd., Class A	27,200	19,298
CMOC Group Ltd., Class H	75,000	33,444
Contemporary Amperex Technology Co. Ltd., Class A(b)	2,800	194,080
Country Garden Services Holdings Co. Ltd.	38,000	74,676
CSPC Pharmaceutical Group Ltd.	179,360	181,947
Dali Foods Group Co. Ltd.(a)	43,500	19,886
ENN Energy Holdings Ltd.	16,100	233,891
ENN Natural Gas Co. Ltd., Class A	4,700	13,925
Eve Energy Co. Ltd., Class A	1,900	25,849
Far East Horizon Ltd.	23,000	17,436
Fosun International Ltd.	42,000	30,983
Ganfeng Lithium Co. Ltd., Class A	2,120	26,133
Ganfeng Lithium Co. Ltd., Class H(a)	7,840	68,878
Genscript Biotech Corp.(b)	24,000	77,093
Gotion High-tech Co. Ltd., Class A	3,600	17,775
Greentown Service Group Co. Ltd.	30,000	21,674
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	1,600	6,292
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	1,100	10,593
Hansoh Pharmaceutical Group Co. Ltd.(a)	24,000	47,883
Henan Shuanghui Investment & Development Co. Ltd., Class A	2,600	10,091
Hopson Development Holdings Ltd.	15,530	21,354
Huadong Medicine Co. Ltd., Class A	1,100	6,715
Huatai Securities Co. Ltd., Class A	11,800	22,356
Huatai Securities Co. Ltd., Class H(a)	35,200	47,049
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	8,200	42,352
Jafron Biomedical Co. Ltd., Class A	1,100	7,456
Jiangsu Eastern Shenghong Co. Ltd., Class A	4,500	12,476
Jiangsu Zhongtian Technology Co. Ltd., Class A	3,600	11,541
Jinxin Fertility Group Ltd.(a)	39,000	25,396
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A	1,200	5,958
Kingdee International Software Group Co. Ltd.(b)	54,000	104,809
Kingfa Sci & Tech Co. Ltd., Class A	9,000	13,956

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2022	iShares® ESG MSCI EM Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Kunlun Energy Co. Ltd.	82,000	$71,400
Lenovo Group Ltd.	148,000	121,895
Li Auto Inc., ADR(b)	10,952	315,089
Longfor Group Holdings Ltd.(a)	34,500	111,979
Meituan, Class B(a)(b)	87,300	2,096,702
Microport Scientific Corp.(b)	10,700	21,262
Ming Yang Smart Energy Group Ltd., Class A	3,800	14,684
NetEase Inc.	41,300	737,510
Orient Securities Co. Ltd., Class A	8,900	11,158
Ovctek China Inc., Class A	1,960	12,052
Pharmaron Beijing Co. Ltd., Class H(a)	4,200	27,782
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	12,200	33,027
Pop Mart International Group Ltd.(a)	13,400	34,630
Postal Savings Bank of China Co. Ltd., Class A	31,700	20,697
Postal Savings Bank of China Co. Ltd., Class H(a)	165,000	98,500
SF Holding Co. Ltd., Class A	6,300	44,888
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	54,000	73,255
Shanghai Electric Group Co. Ltd., Class A(b)	17,000	10,408
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	2,500	14,607
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	11,000	35,387
Shanghai M&G Stationery Inc., Class A	1,900	12,186
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	6,000	14,979
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	19,200	27,913
Shanghai Putailai New Energy Technology Co. Ltd., Class A	1,100	10,093
Shenzhen Inovance Technology Co. Ltd., Class A	3,750	32,417
Shenzhen International Holdings Ltd.	26,500	22,843
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	1,500	64,561
Sino Biopharmaceutical Ltd.	216,000	113,447
Sinopharm Group Co. Ltd., Class H	24,400	54,358
Sinotrans Ltd., Class A	12,100	6,585
Skshu Paint Co. Ltd., Class A(b)	600	8,072
Sungrow Power Supply Co. Ltd., Class A	1,900	30,402
Tencent Holdings Ltd.	76,100	3,145,270
Tongcheng Travel Holdings Ltd.(b)	26,800	54,891
Topchoice Medical Corp., Class A(b)	700	11,739
Uni-President China Holdings Ltd.	28,000	24,107
Unisplendour Corp. Ltd., Class A	4,100	10,221
Vinda International Holdings Ltd.	7,000	19,576
Vipshop Holdings Ltd., ADR(b)(c)	9,170	106,464
Want Want China Holdings Ltd.	95,000	66,920
Wharf Holdings Ltd. (The)	24,000	90,383
WuXi AppTec Co. Ltd., Class A	3,392	43,798
WuXi AppTec Co. Ltd., Class H(a)	7,460	84,216
Wuxi Biologics Cayman Inc., New(a)(b)	71,000	626,369
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	8,100	14,958
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	17,000	25,333
Xinyi Solar Holdings Ltd.	100,000	137,522
XPeng Inc., ADR(b)(c)	8,169	151,290
Yadea Group Holdings Ltd.(a)	22,000	41,963
Yihai International Holding Ltd.	11,000	27,702
Yum China Holdings Inc.	8,219	411,854
Yunnan Baiyao Group Co. Ltd., Class A	2,240	16,940
Yunnan Energy New Material Co. Ltd., Class A	900	25,054
Zhejiang Chint Electrics Co. Ltd., Class A	3,900	17,778
Zhejiang Expressway Co. Ltd., Class H	20,000	15,238
Zhejiang Huayou Cobalt Co. Ltd., Class A	2,210	23,785
Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A	900	5,335
Zhejiang Weixing New Building Materials Co. Ltd., Class A	1,800	5,424

Security	Shares	Value

China (continued)
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	12,900	$10,728

		18,925,589

Colombia — 0.1%
Bancolombia SA	4,353	33,613
Interconexion Electrica SA ESP	10,143	43,902

		77,515

Czech Republic — 0.1%
Komercni Banka AS	1,617	37,872
Moneta Money Bank AS(a)	7,349	23,293

		61,165

Egypt — 0.1%
Commercial International Bank Egypt SAE	30,572	60,282

Greece — 0.2%
Alpha Services and Holdings SA(b)	62,141	57,387
Eurobank Ergasias Services and Holdings SA, Class A(b)	52,838	49,024

		106,411

Hungary — 0.3%
MOL Hungarian Oil & Gas PLC	8,627	59,443
OTP Bank Nyrt	4,518	96,084

		155,527

India — 15.6%
Adani Green Energy Ltd.(b)	6,502	196,463
Adani Total Gas Ltd.	5,531	257,952
Asian Paints Ltd.	7,563	318,393
Axis Bank Ltd.	45,763	426,488
Berger Paints India Ltd.	5,098	42,636
Britannia Industries Ltd.	2,130	99,666
Colgate-Palmolive India Ltd.	2,121	44,535
Dabur India Ltd.	12,061	87,941
Eicher Motors Ltd.	2,757	115,064
GAIL India Ltd.	31,116	52,854
Grasim Industries Ltd.	5,122	106,750
Havells India Ltd.	5,214	90,263
HCL Technologies Ltd.	22,048	256,459
Hero MotoCorp Ltd.	2,263	79,715
Hindalco Industries Ltd.	26,790	145,298
Hindustan Unilever Ltd.	16,507	546,480
Housing Development Finance Corp. Ltd.	34,344	1,039,779
ICICI Prudential Life Insurance Co. Ltd.(a)	6,924	51,116
Indraprastha Gas Ltd.	5,991	31,323
Info Edge India Ltd.	1,681	90,426
Infosys Ltd.	67,210	1,238,754
Kotak Mahindra Bank Ltd.	10,771	255,533
Lupin Ltd.	4,515	37,729
Mahindra & Mahindra Ltd.	16,923	274,671
Marico Ltd.	9,416	61,815
Nestle India Ltd.	646	160,840
PI Industries Ltd.	1,580	67,560
Piramal Pharma Ltd., NVS	9,872	26,522
Reliance Industries Ltd.	60,311	1,975,791
Shree Cement Ltd.	218	59,845
Shriram Transport Finance Co. Ltd.	3,784	63,512
Siemens Ltd.	1,423	51,092
State Bank of India	34,747	228,773
Tata Consultancy Services Ltd.	18,330	731,029
UPL Ltd.	9,868	94,516

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® ESG MSCI EM Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Zomato Ltd.(b)	43,898	$31,379

		9,438,962

Indonesia — 2.1%
Aneka Tambang Tbk	160,600	21,475
Bank Central Asia Tbk PT	1,091,700	602,861
Bank Negara Indonesia Persero Tbk PT	148,900	85,404
Barito Pacific Tbk PT	596,000	32,901
Indah Kiat Pulp & Paper Tbk PT	59,800	33,497
Kalbe Farma Tbk PT	416,300	47,075
Merdeka Copper Gold Tbk PT(b)	247,057	71,046
Telkom Indonesia Persero Tbk PT	968,000	296,431
Tower Bersama Infrastructure Tbk PT	97,000	18,416
Unilever Indonesia Tbk PT	151,400	46,787

		1,255,893

Kuwait — 0.5%
Kuwait Finance House KSCP	102,965	300,553

Malaysia — 2.3%
AMMB Holdings Bhd	37,500	34,854
Axiata Group Bhd	55,600	37,704
CIMB Group Holdings Bhd	138,600	165,747
DiGi.Com Bhd	63,500	52,999
HAP Seng Consolidated Bhd	12,300	19,101
Hartalega Holdings Bhd	18,500	6,862
IHH Healthcare Bhd	36,400	50,238
Kuala Lumpur Kepong Bhd	8,700	44,982
Malayan Banking Bhd	94,200	188,447
Malaysia Airports Holdings Bhd(b)	17,663	23,080
Maxis Bhd	39,700	34,032
MISC Bhd	27,000	42,721
Nestle Malaysia Bhd	1,500	44,510
Petronas Dagangan Bhd	6,000	31,505
Petronas Gas Bhd	16,200	62,605
PPB Group Bhd	13,100	51,516
Press Metal Aluminium Holdings Bhd	70,700	74,935
Public Bank Bhd	295,200	309,972
QL Resources Bhd	26,900	30,654
RHB Bank Bhd	28,900	36,928
Sime Darby Bhd	55,000	28,022
Telekom Malaysia Bhd	22,700	30,177
Top Glove Corp. Bhd	73,500	13,160

		1,414,751

Mexico — 1.9%
Arca Continental SAB de CV	9,600	65,353
Cemex SAB de CV, NVS(b)	279,069	103,474
Coca-Cola Femsa SAB de CV	10,100	61,754
Fomento Economico Mexicano SAB de CV	37,800	236,915
Gruma SAB de CV, Class B	4,325	47,128
Grupo Aeroportuario del Sureste SAB de CV, Class B	3,945	83,557
Grupo Bimbo SAB de CV, Series A	28,100	92,363
Grupo Financiero Banorte SAB de CV, Class O	52,500	310,051
Grupo Televisa SAB, CPO	49,000	61,753
Industrias Penoles SAB de CV	3,030	24,904
Kimberly-Clark de Mexico SAB de CV, Class A	31,900	43,211

		1,130,463

Peru — 0.3%
Credicorp Ltd.	1,433	184,699

Philippines — 0.7%
Globe Telecom Inc.	560	20,894

Security	Shares	Value

Philippines (continued)
GT Capital Holdings Inc.	2,400	$20,556
JG Summit Holdings Inc.	53,238	48,412
Monde Nissin Corp.(a)(b)	131,000	38,447
SM Investments Corp.	4,400	64,948
SM Prime Holdings Inc.	238,800	160,527
Universal Robina Corp.	18,150	39,394

		393,178

Poland — 0.7%
Bank Polska Kasa Opieki SA	2,897	40,077
CD Projekt SA	750	13,423
KGHM Polska Miedz SA	3,067	57,474
Polski Koncern Naftowy ORLEN SA	8,495	110,029
Polskie Gornictwo Naftowe i Gazownictwo SA(b)	39,067	46,409
Powszechna Kasa Oszczednosci Bank Polski SA	16,199	80,809
Powszechny Zaklad Ubezpieczen SA	11,010	65,904
Santander Bank Polska SA	586	26,707

		440,832

Qatar — 1.2%
Commercial Bank PSQC (The)	61,417	122,030
Qatar Fuel QSC	9,092	46,956
Qatar Gas Transport Co. Ltd.	48,581	52,705
Qatar National Bank QPSC	92,000	515,078

		736,769

Romania — 0.1%
NEPI Rockcastle SA	10,585	56,403

Russia — 0.0%
Gazprom PJSC(b)(d)	244,340	40
LUKOIL PJSC(d)	8,544	2
Mobile TeleSystems PJSC(d)	18,946	3
Moscow Exchange MICEX-RTS PJSC(b)(d)	30,360	5
Novatek PJSC(d)	18,630	3
Novolipetsk Steel PJSC(d)	31,136	5
PhosAgro PJSC(d)	910	—
Polymetal International PLC(d)	7,120	1
Polyus PJSC(d)	698	—

		59

Saudi Arabia — 2.3%
ACWA Power Co.	1,467	68,296
Bank AlBilad(b)	9,837	132,170
Dr Sulaiman Al Habib Medical Services Group Co.	1,629	86,553
Saudi Arabian Oil Co.(a)	48,629	484,393
Saudi Basic Industries Corp.	18,106	480,990
Saudi Electricity Co.	15,689	105,386

		1,357,788

South Africa — 6.2%
Absa Group Ltd.	16,002	165,735
Anglo American Platinum Ltd.	1,110	77,489
Aspen Pharmacare Holdings Ltd.	7,969	68,388
Bid Corp. Ltd.	6,806	129,157
Bidvest Group Ltd. (The)	5,885	73,851
Capitec Bank Holdings Ltd.	1,742	207,133
Clicks Group Ltd.	4,854	84,454
Discovery Ltd.(b)	9,141	65,495
FirstRand Ltd.	101,827	380,335
Gold Fields Ltd.	17,759	143,428
Growthpoint Properties Ltd.	60,378	44,908
Impala Platinum Holdings Ltd.	17,234	180,584
Kumba Iron Ore Ltd.	1,328	29,401

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2022	iShares® ESG MSCI EM Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Africa (continued)
Mr. Price Group Ltd.	5,639	$61,086
MTN Group Ltd.	34,160	247,252
MultiChoice Group	8,107	54,718
Naspers Ltd., Class N	4,348	613,096
Nedbank Group Ltd.	9,159	108,108
Northam Platinum Holdings Ltd.(b)	6,902	64,955
Old Mutual Ltd.	84,517	50,181
Remgro Ltd.	9,746	72,271
Sanlam Ltd.	33,571	104,367
Sasol Ltd.(b)	11,305	217,425
Shoprite Holdings Ltd.	9,552	129,525
SPAR Group Ltd. (The)	3,178	29,051
Standard Bank Group Ltd.	27,132	242,114
Vodacom Group Ltd.	12,863	94,680

		3,739,187

South Korea — 7.7%
Amorepacific Corp.	516	47,029
AMOREPACIFIC Group	809	20,942
BGF retail Co. Ltd.	157	18,805
Celltrion Healthcare Co. Ltd.	1,672	89,476
CJ CheilJedang Corp.	167	50,657
CJ Corp.	323	18,793
CJ Logistics Corp.(b)	184	16,218
Coway Co. Ltd.	972	46,116
Doosan Bobcat Inc.	1,229	31,598
GS Engineering & Construction Corp.	1,349	30,175
Hana Financial Group Inc.	5,672	165,320
Hanwha Solutions Corp.(b)	2,446	95,374
HMM Co. Ltd.	5,076	83,653
Hyundai Engineering & Construction Co. Ltd.	1,723	61,611
Hyundai Glovis Co. Ltd.	391	51,232
Kakao Corp.	3,060	166,169
KB Financial Group Inc.	7,947	291,726
Korea Zinc Co. Ltd.	163	81,537
Korean Air Lines Co. Ltd.(b)	3,516	69,881
LG Chem Ltd.	995	465,756
LG Corp.	1,974	120,455
LG Display Co. Ltd.	4,836	55,889
LG Electronics Inc.	2,052	153,551
LG H&H Co. Ltd.	175	93,155
Lotte Chemical Corp.	386	50,120
NAVER Corp.	3,024	536,598
NCSoft Corp.	401	112,686
Netmarble Corp.(a)	1,023	48,231
POSCO Chemical Co. Ltd.	490	60,914
S-1 Corp.	203	8,833
Samsung Engineering Co. Ltd.(b)	3,133	54,474
Samsung Life Insurance Co. Ltd.	1,721	79,431
Samsung SDI Co. Ltd.	1,110	490,733
Samsung SDS Co. Ltd.	754	71,961
Samsung Securities Co. Ltd.	1,440	36,252
Shinhan Financial Group Co. Ltd.	9,055	245,331
SK Biopharmaceuticals Co. Ltd.(b)	524	27,860
SK Chemicals Co. Ltd.	307	22,255
SK IE Technology Co. Ltd.(a)(b)	492	30,264
SK Inc.	772	133,532
SK Innovation Co. Ltd.(b)	1,120	157,668
SKC Co. Ltd.	421	37,831
Woori Financial Group Inc.	10,797	97,669

Security	Shares	Value

South Korea (continued)
Yuhan Corp.	1,039	$43,940

		4,671,701

Taiwan — 14.5%
Acer Inc.	58,000	41,657
Airtac International Group(b)	3,000	80,442
AUO Corp.	172,000	93,917
Cathay Financial Holding Co. Ltd.	159,000	231,317
Chailease Holding Co. Ltd.	27,877	178,990
China Airlines Ltd.	55,000	40,685
China Steel Corp.	235,000	222,561
Chunghwa Telecom Co. Ltd.	75,000	297,607
CTBC Financial Holding Co. Ltd.	355,000	271,914
Delta Electronics Inc.	39,000	333,904
E.Sun Financial Holding Co. Ltd.	259,525	239,129
Eva Airways Corp.	55,000	60,190
Evergreen Marine Corp. Taiwan Ltd.	52,000	149,017
Far Eastern New Century Corp.	64,000	68,580
Far EasTone Telecommunications Co. Ltd.	32,000	78,482
First Financial Holding Co. Ltd.	209,550	181,801
Fubon Financial Holding Co. Ltd.	143,800	269,632
Hotai Motor Co. Ltd.	6,000	120,226
Hua Nan Financial Holdings Co. Ltd.	176,650	134,080
MediaTek Inc.	30,000	649,102
Mega Financial Holding Co. Ltd.	220,500	258,630
momo.com Inc.	1,200	28,455
Nan Ya Plastics Corp.	96,000	215,635
President Chain Store Corp.	12,000	105,451
Shanghai Commercial & Savings Bank Ltd. (The)	74,000	120,450
SinoPac Financial Holdings Co. Ltd.	205,120	116,285
Taishin Financial Holding Co. Ltd.	225,800	112,071
Taiwan Cement Corp.	124,792	160,643
Taiwan Cooperative Financial Holding Co. Ltd.	193,880	175,091
Taiwan High Speed Rail Corp.	33,000	31,550
Taiwan Mobile Co. Ltd.	33,000	107,865
Taiwan Semiconductor Manufacturing Co. Ltd.	177,000	2,897,451
Uni-President Enterprises Corp.	96,000	207,462
United Microelectronics Corp.	232,000	308,668
Voltronic Power Technology Corp.	1,000	56,429
Wan Hai Lines Ltd.	2,260	6,370
Yang Ming Marine Transport Corp.	33,000	84,538

		8,736,277

Thailand — 3.0%
Advanced Info Service PCL, NVDR	23,800	125,214
Airports of Thailand PCL, NVDR(b)	84,400	168,188
Asset World Corp. PCL, NVDR	198,400	30,387
B Grimm Power PCL, NVDR	21,200	21,475
Bangkok Dusit Medical Services PCL, NVDR	198,100	158,767
Berli Jucker PCL, NVDR	24,000	22,055
BTS Group Holdings PCL, NVDR	159,600	36,739
Bumrungrad Hospital PCL, NVDR	10,800	63,950
Central Pattana PCL, NVDR	45,200	85,718
Charoen Pokphand Foods PCL, NVDR	83,400	59,423
CP ALL PCL, NVDR	118,600	199,907
Energy Absolute PCL, NVDR	34,000	79,380
Home Product Center PCL, NVDR	122,800	46,780
Indorama Ventures PCL, NVDR	34,000	40,267
Intouch Holdings PCL, NVDR	22,500	44,818
Krungthai Card PCL, NVDR	14,200	23,464
Minor International PCL, NVDR(b)	69,300	62,058

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® ESG MSCI EM Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thailand (continued)
Osotspa PCL, NVDR	24,200	$20,720
PTT Exploration & Production PCL, NVDR	26,400	122,101
PTT Global Chemical PCL, NVDR	45,500	59,160
PTT Oil & Retail Business PCL, NVDR	37,100	27,696
SCB X PCL, NVS	18,300	55,318
SCG Packaging PCL, NVDR	21,500	33,397
Siam Cement PCL (The), NVDR	15,800	154,998
Thai Union Group PCL, NVDR	64,300	30,833
True Corp. PCL, NVDR	250,900	31,360

		1,804,173

Turkey — 0.3%
KOC Holding AS	16,159	40,315
Turk Hava Yollari AO(b)	10,573	42,405
Turkiye Is Bankasi AS, Class C	70,865	30,697
Turkiye Petrol Rafinerileri AS(b)	2,328	45,898
Turkiye Sise ve Cam Fabrikalari AS	27,573	37,559

		196,874

United Arab Emirates — 2.3%
Abu Dhabi Commercial Bank PJSC	56,201	138,643
Abu Dhabi Islamic Bank PJSC	27,490	66,128
Aldar Properties PJSC	80,846	105,878
Emirates NBD Bank PJSC	40,729	147,752
Emirates Telecommunications Group Co. PJSC	70,000	490,158
First Abu Dhabi Bank PJSC	88,943	461,921

		1,410,480

Total Common Stocks — 97.2% (Cost: $57,055,587)		58,726,128

Preferred Stocks

Brazil — 1.7%
Banco Bradesco SA, Preference Shares, NVS	104,385	380,428
Cia. Energetica de Minas Gerais, Preference Shares, NVS	29,576	68,790
Gerdau SA, Preference Shares, NVS	24,039	107,756
Itau Unibanco Holding SA, Preference Shares, NVS	97,459	483,511

		1,040,485

Chile — 0.5%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	2,814	281,328

Security	Shares	Value

Colombia — 0.1%
Bancolombia SA, Preference Shares, NVS	9,788	$67,581

South Korea — 0.1%
LG Chem Ltd., Preference Shares, NVS	181	40,442
LG H&H Co. Ltd., Preference Shares, NVS	7	1,918

		42,360

Total Preferred Stocks — 2.4% (Cost: $1,228,608)		1,431,754

Total Long-Term Investments — 99.6% (Cost: $58,284,195)		60,157,882

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(e)(f)(g)	116,865	116,900

Total Short-Term Securities — 0.2% (Cost: $116,889)		116,900

Total Investments in Securities — 99.8% (Cost: $58,401,084)		60,274,782

Other Assets Less Liabilities — 0.2%		119,261

Net Assets — 100.0%		$60,394,043

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2022	iShares® ESG MSCI EM Leaders ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,399,372	$—	$(1,280,394	)(a)	$(2,089)	$11	$116,900	116,865	$14,257	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	2,330,000	—	(2,330,000	)(a)	—	—	—	—	236		—

					$(2,089)	$11	$116,900		$14,493		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	4	09/16/22	$196	$(1,513)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$1,513	$—	$—	$—	$1,513

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(127,722)	$—	$—	$—	$(127,722)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(21,373)	$—	$—	$—	$(21,373)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$471,127

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® ESG MSCI EM Leaders ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$6,365,536	$52,360,533	$59	$58,726,128
Preferred Stocks	1,389,394	42,360	—	1,431,754
Money Market Funds	116,900	—	—	116,900

	$7,871,830	$52,402,893	$59	$60,274,782

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(1,513)	$—	$—	$(1,513)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments August 31, 2022	iShares® MSCI Global Sustainable Development Goals ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.1%
CSL Ltd.	16,546	$3,309,491
IDP Education Ltd.	18,396	362,155
Vicinity Centres	558,787	731,569

		4,403,215

Austria — 0.2%
Verbund AG	10,352	989,213

Belgium — 4.2%
Elia Group SA/NV	8,467	1,230,014
Umicore SA	514,211	16,344,739

		17,574,753

Canada — 5.6%
Northland Power Inc.	51,234	1,753,897
RioCan REIT	27,777	425,744
Saputo Inc.	178,606	4,535,356
West Fraser Timber Co. Ltd.	183,279	16,397,215

		23,112,212

Chile — 1.5%
Empresas CMPC SA	3,330,469	6,317,208

China — 11.2%
3SBio Inc.(a)	383,000	254,641
Anjoy Foods Group Co. Ltd., Class A	5,100	114,180
BeiGene Ltd., ADR(b)	981	168,398
Beijing Easpring Material Technology Co. Ltd., Class A	8,100	91,501
Beijing Enterprises Water Group Ltd.	5,932,000	1,523,809
CECEP Solar Energy Co. Ltd., Class A(b)	85,700	99,721
CECEP Wind Power Corp, Class A	74,200	53,419
Chacha Food Co. Ltd., Class A	6,000	41,022
China Conch Venture Holdings Ltd.	693,000	1,414,265
China Everbright Environment Group Ltd.	12,256,000	6,057,681
China Longyuan Power Group Corp. Ltd., Class H	1,333,000	2,153,014
China Medical System Holdings Ltd.	166,000	245,677
China Mengniu Dairy Co. Ltd.	1,182,000	5,352,424
China Railway Signal & Communication Corp. Ltd., Class A	287,136	183,738
China Three Gorges Renewables Group Co. Ltd., Class A	229,300	201,845
Chongqing Fuling Zhacai Group Co. Ltd., Class A	4,800	21,146
Contemporary Amperex Technology Co. Ltd., Class A(b)	34,600	2,398,278
CSPC Pharmaceutical Group Ltd.	765,520	776,562
Gotion High-tech Co. Ltd., Class A	20,600	101,712
Hansoh Pharmaceutical Group Co. Ltd.(a)	74,000	147,640
Henan Shuanghui Investment & Development Co. Ltd., Class A	125,900	487,445
Li Auto Inc., ADR(b)(c)	141,050	4,058,008
LONGi Green Energy Technology Co. Ltd., Class A	136,460	1,004,073
Ming Yang Smart Energy Group Ltd., Class A	112,600	435,104
NIO Inc., ADR(b)(c)	313,306	6,237,922
Riyue Heavy Industry Co. Ltd., Class A	14,500	49,710
Shanghai Junshi Biosciences Co. Ltd., Class A(b)	1,200	9,187
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	8,600	26,584
Shimao Group Holdings Ltd.(c)(d)	11,517,500	3,301,741
Sungrow Power Supply Co. Ltd., Class A	18,600	297,624
Tingyi Cayman Islands Holding Corp.	1,198,000	2,127,319
Titan Wind Energy Suzhou Co. Ltd., Class A	48,400	96,382
Vinda International Holdings Ltd.	249,000	696,364
Walvax Biotechnology Co. Ltd., Class A	2,500	15,729

Security	Shares	Value

China (continued)
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	259,600	$479,403
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	217,304	323,818
Xinyi Solar Holdings Ltd.	1,114,000	1,531,994
XPeng Inc., ADR(b)	134,276	2,486,791
Yadea Group Holdings Ltd.(a)	758,000	1,445,807
Zai Lab Ltd., ADR(b)	695	32,116
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	700	4,690

		46,548,484

Denmark — 7.8%
Genmab A/S(b)	1,586	564,562
Novo Nordisk A/S, Class B	75,135	8,032,969
Orsted A/S(a)	53,381	5,210,117
Rockwool A/S, Class B	10,553	2,172,169
Vestas Wind Systems A/S	662,570	16,578,230

		32,558,047

France — 1.4%
Covivio	14,546	812,068
Gecina SA	4,924	438,226
Ipsen SA	5,205	498,832
Klepierre SA	82,593	1,694,169
Unibail-Rodamco-Westfield(b)	49,685	2,554,278

		5,997,573

Germany — 2.0%
LEG Immobilien SE	22,435	1,695,497
Vonovia SE	242,942	6,576,810

		8,272,307

Hong Kong — 5.5%
Henderson Land Development Co. Ltd.	292,000	976,775
Link REIT	177,400	1,372,902
MTR Corp. Ltd.	457,500	2,343,004
Sun Hung Kai Properties Ltd.	472,500	5,551,034
Swire Properties Ltd.	276,600	637,486
WH Group Ltd.(a)	17,469,000	11,902,032

		22,783,233

India — 0.6%
Adani Green Energy Ltd.(b)	4,837	146,154
Colgate-Palmolive India Ltd.	13,440	282,199
Godrej Consumer Products Ltd.(b)	21,622	249,061
Hindustan Unilever Ltd.	37,195	1,231,376
Marico Ltd.	42,796	280,950
Nestle India Ltd.	1,584	394,383

		2,584,123

Indonesia — 0.1%
Unilever Indonesia Tbk PT	676,900	209,180

Japan — 15.1%
Asahi Intecc Co. Ltd.	10,200	181,433
Central Japan Railway Co.	52,600	6,192,597
Chugai Pharmaceutical Co. Ltd.	41,200	1,063,293
Daiichi Sankyo Co. Ltd.	77,400	2,326,008
Daiwa House Industry Co. Ltd.	732,700	16,381,131
Daiwa House REIT Investment Corp.	158	365,264
East Japan Railway Co.	264,000	13,674,313
Eisai Co. Ltd.	37,700	1,537,149
Japan Metropolitan Fund Invest	847	672,668
Japan Real Estate Investment Corp.	109	504,842
Kyowa Kirin Co. Ltd.	17,600	394,499

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Global Sustainable Development Goals ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nippon Building Fund Inc.	132	$657,487
Nippon Prologis REIT Inc.	195	490,568
Nisshin Seifun Group Inc.	179,500	2,020,080
Nissin Foods Holdings Co. Ltd.	25,100	1,795,814
Nomura Real Estate Master Fund Inc.	426	521,024
Ono Pharmaceutical Co. Ltd.	37,900	904,679
Open House Group Co. Ltd.	93,300	3,673,572
Shionogi & Co. Ltd.	18,600	908,143
Sysmex Corp.	11,200	684,622
Terumo Corp.	35,800	1,149,239
TOTO Ltd.	119,100	4,105,235
Unicharm Corp.	73,700	2,561,200

		62,764,860

Malaysia — 0.2%
PPB Group Bhd	61,000	239,884
QL Resources Bhd	340,400	387,898

		627,782

Mexico — 0.5%
Gruma SAB de CV, Class B	110,445	1,203,484
Kimberly-Clark de Mexico SAB de CV, Class A	684,700	927,479

		2,130,963

Netherlands — 0.3%
JDE Peet’s NV	37,540	1,157,555

Norway — 0.6%
Mowi ASA	87,064	1,784,962
Salmar ASA	11,324	748,827

		2,533,789

Saudi Arabia — 0.2%
ACWA Power Co.	2,830	131,750
Almarai Co. JSC	34,303	482,786

		614,536

Singapore — 0.6%
CapitaLand Integrated Commercial Trust	864,440	1,278,527
City Developments Ltd.	142,300	826,223
Mapletree Pan Asia Commercial Trust	264,600	347,947

		2,452,697

Spain — 0.2%
EDP Renovaveis SA	32,845	796,563

Sweden — 2.5%
Essity AB, Class B	302,414	6,708,529
Svenska Cellulosa AB SCA, Class B	200,698	3,007,160
Swedish Orphan Biovitrum AB(b)	22,978	507,844

		10,223,533

Switzerland — 4.6%
Geberit AG, Registered	6,731	3,110,026
Novartis AG, Registered	200,453	16,214,246

		19,324,272

Taiwan — 1.8%
Taiwan High Speed Rail Corp.	641,000	612,839
Uni-President Enterprises Corp.	3,138,000	6,781,411

		7,394,250

Thailand — 0.1%
BTS Group Holdings PCL, NVDR	2,623,000	603,796

United Kingdom — 6.1%
Berkeley Group Holdings PLC	48,991	2,073,940
Johnson Matthey PLC	671,271	15,661,295

Security	Shares	Value

United Kingdom (continued)
Land Securities Group PLC	96,998	$731,599
Pearson PLC	540,704	5,411,353
United Utilities Group PLC	134,710	1,651,045

		25,529,232

United States — 25.6%
Abiomed Inc.(b)	1,809	469,037
Alexandria Real Estate Equities Inc.	13,689	2,099,893
Alnylam Pharmaceuticals Inc.(b)	1,857	383,786
Amgen Inc.	43,370	10,421,811
BioMarin Pharmaceutical Inc.(b)	11,366	1,013,847
Boston Properties Inc.	31,494	2,501,568
Citrix Systems Inc.	37,545	3,858,500
Colgate-Palmolive Co.	93,398	7,304,658
Dexcom Inc.(b)	17,537	1,441,717
Digital Realty Trust Inc.	74,573	9,219,460
Edwards Lifesciences Corp.(b)	26,430	2,381,343
Eli Lilly & Co.	29,475	8,878,754
Enphase Energy Inc.(b)	8,374	2,398,649
Healthpeak Properties Inc.	60,009	1,575,236
Horizon Therapeutics PLC(b)	30,606	1,812,181
Hormel Foods Corp.	100,027	5,029,358
Incyte Corp.(b)	20,605	1,451,210
Insulet Corp.(b)	2,283	583,238
Jazz Pharmaceuticals PLC(b)	11,896	1,846,497
Kimberly-Clark Corp.	123,216	15,712,504
Lucid Group Inc.(b)	1,972	30,250
Plug Power Inc.(b)	36,047	1,010,758
Regeneron Pharmaceuticals Inc.(b)	11,674	6,783,294
Rivian Automotive Inc., Class A(b)	1,588	51,943
Seagen Inc.(b)	3,720	573,959
SolarEdge Technologies Inc.(b)	9,547	2,634,686
Sun Communities Inc.	16,422	2,524,226
Vertex Pharmaceuticals Inc.(b)	15,409	4,341,640
VMware Inc., Class A	34,482	4,000,946
Xylem Inc./NY	45,888	4,180,397

		106,515,346

Total Long-Term Investments — 99.6% (Cost: $462,399,210)		414,018,722

Short-Term Securities

Money Market Funds — 1.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(e)(f)(g)	7,676,182	7,678,485
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(e)(f)	60,000	60,000

Total Short-Term Securities — 1.8% (Cost: $7,736,645)		7,738,485

Total Investments in Securities — 101.4% (Cost: $470,135,855)		421,757,207

Liabilities in Excess of Other Assets — (1.4)%		(5,966,558)

Net Assets — 100.0%		$415,790,649

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Global Sustainable Development Goals ETF

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$22,422,442	$—	$(14,741,951	)(a)	$(3,846)	$1,840	$7,678,485	7,676,182	$903,705	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,070,000	—	(1,010,000	)(a)	—	—	60,000	60,000	2,346		—

					$(3,846)	$1,840	$7,738,485		$906,051		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	11	09/16/22	$1,005	$(27,014)
MSCI Emerging Markets Index	10	09/16/22	491	(9,633)
S&P 500 E-Mini Index	2	09/16/22	396	(6,376)

				$(43,023)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$43,023	$—	$—	$—	$43,023

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Global Sustainable Development Goals ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(268,462)	$—	$—	$—	$(268,462)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(59,660)	$—	$—	$—	$(59,660)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$2,406,932

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$152,383,110	$258,333,871	$3,301,741	$414,018,722
Money Market Funds	7,738,485	—	—	7,738,485

	$160,121,595	$258,333,871	$3,301,741	$421,757,207

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(43,023)	$—	$—	$(43,023)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Statements of Assets and Liabilities

August 31, 2022

	iShares Emergent Food and AgTech Multisector ETF	iShares ESG Aware MSCI EAFE ETF	iShares ESG MSCI EM Leaders ETF	iShares MSCI Global Sustainable Development Goals ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$5,237,813	$6,334,990,028	$60,157,882	$414,018,722
Investments, at value — affiliated(c)	65,147	10,907,814	116,900	7,738,485
Cash	8,545	623	5,041	5,047
Foreign currency, at value(d)	6,915	13,811,368	417,406	1,384,296
Cash pledged for futures contracts	1,557	—	15,000	74,000
Foreign currency collateral pledged for futures contracts(e)	—	3,109,528	—	—
Receivables:
Investments sold	—	325,401,567	3,107,186	26,171,093
Securities lending income — affiliated	619	9,659	57	3,796
Variation margin on futures contracts	279	—	1,555	—
Dividends — unaffiliated	9,026	17,214,037	98,803	947,674
Dividends — affiliated	—	2,464	19	495
Tax reclaims	2,662	10,892,030	30,361	307,874

Total assets	5,332,563	6,716,339,118	63,950,210	450,651,482

LIABILITIES
Collateral on securities loaned, at value	65,138	9,552,220	123,477	7,680,928
Deferred foreign capital gain tax	—	—	68,236	35,265
Payables:
Investments purchased	—	329,052,578	3,356,108	26,956,603
Variation margin on futures contracts	—	332,501	—	7,660
Investment advisory fees	2,176	1,138,612	8,346	180,377
Professional fees	—	1,503	—	—

Total liabilities	67,314	340,077,414	3,556,167	34,860,833

NET ASSETS	$5,265,249	$6,376,261,704	$60,394,043	$415,790,649

NET ASSETS CONSIST OF
Paid-in capital	$6,038,739	$7,176,230,939	$58,740,439	$497,599,232
Accumulated earnings (loss)	(773,490)	(799,969,235)	1,653,604	(81,808,583)

NET ASSETS	$5,265,249	$6,376,261,704	$60,394,043	$415,790,649

NET ASSET VALUE
Shares outstanding	250,000	102,800,000	1,300,000	5,300,000

Net asset value	$21.06	$62.03	$46.46	$78.45

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$6,015,974	$6,748,156,422	$58,284,195	$462,399,210
(b) Securities loaned, at value	$62,487	$9,098,730	$125,879	$7,459,452
(c) Investments, at cost — affiliated	$65,141	$10,904,181	$116,889	$7,736,645
(d) Foreign currency, at cost	$7,089	$14,006,795	$420,101	$1,417,738
(e) Foreign currency collateral pledged, at cost	$—	$3,243,878	$—	$—

See notes to financial statements.

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2022

	iShares Emergent Food and AgTech Multisector ETF(a)	iShares ESG Aware MSCI EAFE ETF	iShares ESG MSCI EM Leaders ETF	iShares MSCI Global Sustainable Development Goals ETF

INVESTMENT INCOME
Dividends — unaffiliated	$65,986	$225,828,275	$6,387,963	$12,653,837
Dividends — affiliated	9	13,968	1,163	2,872
Non-cash dividends — unaffiliated	—	11,253,963	—	—
Securities lending income — affiliated — net	900	162,143	13,330	903,179
Foreign taxes withheld	(5,397)	(22,963,688)	(773,995)	(1,067,767)
Foreign withholding tax claims	—	17,734	—	—
Other foreign taxes	—	—	(16,609)	—

Total investment income	61,498	214,312,395	5,611,852	12,492,121

EXPENSES
Investment advisory fees	8,904	14,090,293	508,747	2,396,296
Commitment fees	—	—	3,421	2,185
Professional fees	—	1,991	—	217
Interest expense	—	—	326	89

Total expenses	8,904	14,092,284	512,494	2,398,787

Net investment income	52,594	200,220,111	5,099,358	10,093,334

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(b)	(8,330)	(252,342,036)	53,602,441	(30,352,038)
Investments — affiliated	9	(2,974)	(2,089)	(3,846)
In-kind redemptions — unaffiliated(c)	—	19,456,016	14,435,940	12,269,865
Futures contracts	(1,941)	(2,160,109)	(127,722)	(268,462)
Foreign currency transactions	(321)	(5,460,252)	177,666	(39,603)
Payments by affiliate	—	—	664,427	—

	(10,583)	(240,509,355)	68,750,663	(18,394,084)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(d)	(778,161)	(1,576,981,438)	(157,721,961)	(104,328,726)
Investments — affiliated	6	3,633	11	1,840
Futures contracts	278	(911,649)	(21,373)	(59,660)
Foreign currency translations	(325)	(1,459,364)	(34,118)	(64,058)

	(778,202)	(1,579,348,818)	(157,777,441)	(104,450,604)

Net realized and unrealized loss	(788,785)	(1,819,858,173)	(89,026,778)	(122,844,688)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(736,191)	$(1,619,638,062)	$(83,927,420)	$(112,751,354)

(a) For the period from April 25, 2022 (commencement of operations) to August 31, 2022.
(b) Net of foreign capital gain tax and capital gain tax refund, if applicable	$—	$—	$(4,085,266)	$(19,739)
(c) See Note 2 of the Notes to Financial Statements.
(d) Net of reduction in deferred foreign capital gain tax of	$—	$—	$3,826,033	$38,584

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Changes in Net Assets

	iShares Emergent Food and AgTech Multisector ETF	iShares ESG Aware MSCI EAFE ETF

	Period From 04/25/22(a) to 08/31/22	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$52,594	$200,220,111	$115,531,804
Net realized gain (loss)	(10,583)	(240,509,355)	16,033,328
Net change in unrealized appreciation (depreciation)	(778,202)	(1,579,348,818)	895,583,648

Net increase (decrease) in net assets resulting from operations	(736,191)	(1,619,638,062)	1,027,148,780

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(37,299)	(246,221,801)	(109,833,351)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	6,038,739	1,547,452,980	2,751,834,650

NET ASSETS
Total increase (decrease) in net assets	5,265,249	(318,406,883)	3,669,150,079
Beginning of period	—	6,694,668,587	3,025,518,508

End of period	$5,265,249	$6,376,261,704	$6,694,668,587

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares ESG MSCI EM Leaders ETF		iShares MSCI Global Sustainable Development Goals ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,099,358	$13,585,956	$10,093,334	$4,476,779
Net realized gain (loss)	68,750,663	6,274,042	(18,394,084)	31,553,900
Net change in unrealized appreciation (depreciation)	(157,777,441)	147,282,364	(104,450,604)	30,670,347

Net increase (decrease) in net assets resulting from operations	(83,927,420)	167,142,362	(112,751,354)	66,701,026

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(11,692,050)	(14,341,619)	(10,093,155)	(3,512,120)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(726,515,865)	81,760,096	(26,510,247)	326,352,651

NET ASSETS
Total increase (decrease) in net assets	(822,135,335)	234,560,839	(149,354,756)	389,541,557
Beginning of year	882,529,378	647,968,539	565,145,405	175,603,848

End of year	$60,394,043	$882,529,378	$415,790,649	$565,145,405

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Financial Highlights

(For a share outstanding throughout the period)

	iShares Emergent Food and AgTech Multisector ETF

	Period From
	04/25/22	(a)
	to 08/31/22

Net asset value, beginning of period	$24.09

Net investment income(b)	0.21
Net realized and unrealized loss(c)		(3.09)

Net decrease from investment operations		(2.88)

Distributions from net investment income(d)		(0.15)

Net asset value, end of period	$21.06

Total Return(e)
Based on net asset value	(12.00	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.47	%(h)

Net investment income	2.78	%(h)

Supplemental Data
Net assets, end of period (000)	$5,265

Portfolio turnover rate(i)	1	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares ESG Aware MSCI EAFE ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$80.85	$65.21	$62.01	$65.51	$64.28

Net investment income(a)	2.07	1.84	1.53	2.12	2.16

Net realized and unrealized gain (loss)(b)	(18.37)	15.47	2.85	(3.92)	0.83

Net increase (decrease) from investment operations	(16.30)	17.31	4.38	(1.80)	2.99

Distributions from net investment income(c)	(2.52)	(1.67)	(1.18)	(1.70)	(1.76)

Net asset value, end of year	$62.03	$80.85	$65.21	$62.01	$65.51

Total Return(d)
Based on net asset value	(20.54)%	26.69%	7.12%	(2.68)%	4.64%

Ratios to Average Net Assets(e)
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Total expenses excluding professional fees for foreign withholding tax claims	0.20%	N/A	N/A	N/A	N/A

Net investment income	2.84%	2.45%	2.47%	3.39%	3.22%

Supplemental Data

Net assets, end of year (000)	$6,376,262	$6,694,669	$3,025,519	$917,780	$360,309

Portfolio turnover rate(f)	27%	25%	30%	26%	24%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares ESG MSCI EM Leaders ETF

				Period From
	Year Ended		Year Ended	02/05/20	(a)
	08/31/22		08/31/21	to 08/31/20

Net asset value, beginning of period	$63.49		$51.84	$51.43

Net investment income(b)	0.96		1.01	0.79

Net realized and unrealized gain (loss)(c)	(16.79)		11.67		(0.03)

Net increase (decrease) from investment operations	(15.83)		12.68	0.76

Distributions(d)

From net investment income	(0.90)		(1.03)		(0.35)
From net realized gain	(0.30)		—	—

Total distributions	(1.20)		(1.03)		(0.35)

Net asset value, end of period	$46.46		$63.49	$51.84

Total Return(e)
Based on net asset value	(25.25	)%(f)	24.68%	1.54	%(g)

Ratios to Average Net Assets(h)
Total expenses	0.16%		0.16%	0.16	%(i)

Net investment income	1.60%		1.66%	3.04	%(i)

Supplemental Data
Net assets, end of period (000)	$60,394		$882,529	$647,969

Portfolio turnover rate(j)	17%		34%	19	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payments received from an affiliate, which impacted the Fund’s total return. Excluding payments, the Fund’s total return would have been -26.07%.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Sustainable Development Goals ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of year	$100.03	$81.68	$57.03	$58.35	$55.92

Net investment income(a)	1.81	1.12	1.19	1.02	1.32
Net realized and unrealized gain (loss)(b)	(21.60)	18.09	24.32	(1.29)	2.65

Net increase (decrease) from investment operations	(19.79)	19.21	25.51	(0.27)	3.97

Distributions from net investment income(c)	(1.79)	(0.86)	(0.86)	(1.05)	(1.54)

Net asset value, end of year	$78.45	$100.03	$81.68	$57.03	$58.35

Total Return(d)
Based on net asset value	(19.93)%	23.60%	45.10%	(0.40)%	7.16%

Ratios to Average Net Assets(e)
Total expenses	0.49%	0.49%	0.49%	0.49%	0.49%

Net investment income	2.06%	1.19%	1.82%	1.79%	2.26%

Supplemental Data

Net assets, end of year (000)	$415,791	$565,145	$175,604	$54,174	$37,928

Portfolio turnover rate(f)	54%	70%	47%	43%	36%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Emergent Food and AgTech Multisector(a)	Non-diversified
ESG Aware MSCI EAFE	Diversified
ESG MSCI EM Leaders	Non-diversified
MSCI Global Sustainable Development Goals(b)	Diversified

(a)	The Fund commenced operations on April 25, 2022.
(b)	Formerly the iShares MSCI Global Impact ETF.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements   (continued)

or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Emergent Food and AgTech Multisector
BofA Securities, Inc.	$37,745	$(37,745)	$—		$—
J.P. Morgan Securities LLC	24,742	(24,742)	—		—

	$62,487	$(62,487)	$—		$—

ESG Aware MSCI EAFE
BNP Paribas SA	$1,557,594	$(1,557,594)	$—		$—
J.P. Morgan Securities LLC	6,183,667	(6,183,667)	—		—
Morgan Stanley	1,101,705	(1,101,705)	—		—
Scotia Capital (USA), Inc.	68,200	(68,200)	—		—
Wells Fargo Bank N.A.	187,564	(187,564)	—		—

	$9,098,730	$(9,098,730)	$—		$—

ESG MSCI EM Leaders
BNP Paribas SA	$9,167	$(8,792)	$—		$375	(b)
Morgan Stanley	11,316	(11,316)	—		—
Scotia Capital (USA), Inc.	105,396	(96,744)	—		8,652	(b)

	$125,879	$(116,852)	$—		$9,027

MSCI Global Sustainable Development Goals
BNP Paribas SA	$6,902,373	$(6,902,373)	$—		$—
HSBC Bank PLC	119,460	(119,460)	—		—
Morgan Stanley	186,781	(186,781)	—		—
Nomura Securities International, Inc.	250,838	(250,838)	—		—

	$7,459,452	$(7,459,452)	$—		$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of August 31, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

Emergent Food and AgTech Multisector	0.47%
ESG Aware MSCI EAFE	0.20
ESG MSCI EM Leaders	0.16
MSCI Global Sustainable Development Goals	0.49

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement,

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements   (continued)

will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Emergent Food and AgTech Multisector	$199
ESG Aware MSCI EAFE	41,475
ESG MSCI EM Leaders	3,831
MSCI Global Sustainable Development Goals	201,252

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

ESG Aware MSCI EAFE	$677,891,319	$595,752,622	$(85,009,893)
ESG MSCI EM Leaders	8,526,988	2,409,509	(629,442)
MSCI Global Sustainable Development Goals	55,386,407	56,844,693	(2,473,416)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

As a result of certain taxes assessed to iShares ESG MSCI EM Leaders ETF in connection with a large redemption, BFA at its discretion made a voluntary contribution on January 11, 2022 to reimburse the Fund for such taxes. The Fund’s prior performance track record was adjusted from the redemption date of December 22, 2021 onward. The amount of the contribution is disclosed in the Statement of Operations as Payments by affiliate.

7.	PURCHASES AND SALES

For the year ended August 31, 2022, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Emergent Food and AgTech Multisector	$295,642	$56,148
ESG Aware MSCI EAFE	2,046,028,993	1,891,234,269
ESG MSCI EM Leaders	51,536,538	634,644,453
MSCI Global Sustainable Development Goals	280,571,900	263,477,836

For the year ended August 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Emergent Food and AgTech Multisector	$5,784,826	$—
ESG Aware MSCI EAFE	1,425,638,145	58,262,469
ESG MSCI EM Leaders	2,334,734	150,567,330
MSCI Global Sustainable Development Goals	33,124,929	73,999,948

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2022, permanent differences attributable to certain deemed distributions and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

ESG Aware MSCI EAFE	$19,356,856	$(19,356,856)
ESG MSCI EM Leaders	57,811,079	(57,811,079)
MSCI Global Sustainable Development Goals	10,816,463	(10,816,463)

The tax character of distributions paid was as follows:

iShares ETF	Period Ended 08/31/22

Emergent Food and AgTech Multisector Ordinary income	$37,299

iShares ETF	Year Ended 08/31/22	Year Ended 08/31/21

ESG Aware MSCI EAFE
Ordinary income	$246,221,801	$109,833,351

ESG MSCI EM Leaders
Ordinary income	$8,797,807	$14,341,619
Long-term capital gains	2,894,243	—

	$11,692,050	$14,341,619

MSCI Global Sustainable Development Goals
Ordinary income	$10,093,155	$3,512,120

As of August 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Losses(c)	Total

Emergent Food and AgTech Multisector	$14,990	$—	$(8,113)	$(780,367)	$—	$(773,490)
ESG Aware MSCI EAFE	—	—	(349,991,271)	(445,244,217)	(4,733,747)	(799,969,235)
ESG MSCI EM Leaders	—	1,851,284	—	(197,680)	—	1,653,604
MSCI Global Sustainable Development Goals	1,694,899	—	(31,101,981)	(52,401,501)	—	(81,808,583)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and futures contracts, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

For the year ended August 31, 2022, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

ESG MSCI EM Leaders	$6,867,953

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements   (continued)

As of August 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Emergent Food and AgTech Multisector	$6,083,002	$36,828	$(816,870)	$(780,042)
ESG Aware MSCI EAFE	6,789,636,788	301,833,931	(745,516,552)	(443,682,621)
ESG MSCI EM Leaders	60,397,634	8,809,280	(8,932,143)	(122,863)
MSCI Global Sustainable Development Goals	474,066,392	19,272,009	(71,581,194)	(52,309,185)

9.	LINE OF CREDIT

The iShares ESG MSCI EM Leaders ETF and iShares MSCI Global Sustainable Development Goals ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 11, 2023. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

For the year ended August 31, 2022, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates

ESG MSCI EM Leaders	$960,000	$22,877	1.64%
MSCI Global Sustainable Development Goals	197,000	7,901	1.47

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers or countries. Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements   (continued)

trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Period Ended 08/31/22

iShares ETF	Shares	Amount

Emergent Food and AgTech Multisector
Shares sold	250,000	$6,038,739

	Year Ended 08/31/22		Year Ended 08/31/21

iShares ETF	Shares	Amount	Shares	Amount

ESG Aware MSCI EAFE
Shares sold	20,900,000	$1,606,111,842	36,700,000	$2,774,047,093
Shares redeemed	(900,000)	(58,658,862)	(300,000)	(22,212,443)

	20,000,000	$1,547,452,980	36,400,000	$2,751,834,650

ESG MSCI EM Leaders
Shares sold	350,000	$25,549,181	2,150,000	$128,332,687
Shares redeemed	(12,950,000)	(752,065,046)	(750,000)	(46,572,591)

	(12,600,000)	$(726,515,865)	1,400,000	$81,760,096

MSCI Global Sustainable Development Goals
Shares sold	600,000	$54,530,456	4,450,000	$414,947,808
Shares redeemed	(950,000)	(81,040,703)	(950,000)	(88,595,157)

	(350,000)	$(26,510,247)	3,500,000	$326,352,651

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the iShares ESG Aware MSCI EAFE ETF is able to pass through to shareholders as a foreign tax credit in the current year, the iShares ESG Aware MSCI EAFE ETF will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the four funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares Emergent Food and AgTech Multisector ETF(1)

iShares ESG Aware MSCI EAFE ETF(2)

iShares ESG MSCI EM Leaders ETF(2)

iShares MSCI Global Sustainable Development Goals ETF(2)

(1)	Statement of operations and statement of changes in net assets for the period April 25, 2022 (commencement of operations) to August 31, 2022.

(2)	Statements of operations for the year ended August 31, 2022 and statements of changes in net assets for each of the two years in the period ended August 31, 2022.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2022:

iShares ETF	Qualified Dividend Income

Emergent Food and AgTech Multisector	$64,998
ESG Aware MSCI EAFE	234,503,566
ESG MSCI EM Leaders	3,671,987
MSCI Global Sustainable Development Goals	7,525,643

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended August 31, 2022:

iShares ETF	Qualified Business Income

MSCI Global Sustainable Development Goals	$28,409

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended August 31, 2022:

iShares ETF	20% Rate Long-Term Capital Gain Dividends

ESG MSCI EM Leaders	$46,849,146

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

ESG Aware MSCI EAFE	$254,906,281	$20,612,558
ESG MSCI EM Leaders	6,649,868	4,430,390
MSCI Global Sustainable Development Goals	10,351,202	835,784

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended August 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Emergent Food and AgTech Multisector	55.29%
MSCI Global Sustainable Development Goals	17.68%

I M P O R T A N T T A X I N F O R M A T I O N	53

Board Review and Approval of Investment Advisory Contract

iShares Emergent Food and AgTech Multisector ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract. At a meeting held on December 9 – December 10, 2021, the Board, including the Independent Board Members, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the Advisory Contract are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the overall fund expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services: The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time and have made significant investments into the iShares business to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and relevant, and has provided information and made appropriate officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. The Board also considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided throughout the year with respect to other iShares funds.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board considered information that it had previously received regarding economies of scale, efficiencies and scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

This consideration of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares

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funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions), will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

iShares ESG Aware MSCI EAFE ETF, iShares ESG MSCI EM Leaders ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic

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Board Review and Approval of Investment Advisory Contract  (continued)

comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and

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Board Review and Approval of Investment Advisory Contract  (continued)

strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Global Sustainable Development Goals ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

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Board Review and Approval of Investment Advisory Contract  (continued)

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

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Board Review and Approval of Investment Advisory Contract  (continued)

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

ESG Aware MSCI EAFE(a)	$2.341008	$—	$0.175540	$2.516548	93%	—%	7%	100%
ESG MSCI EM Leaders(a)	—	—	1.204838	1.204838	—	—	100	100
MSCI Global Sustainable Development Goals	1.794967	—	—	1.794967	100	—	—	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive and the Alternative Investment Fund Managers Regulations 2013 (as amended) and the “Guidelines on sound remuneration policies under the AIFMD” issued by the European Securities and Markets Authority (together the “Regulations”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, non-EU and non-UK managers are only required to comply with certain disclosure, reporting and transparency obligations of the Regulations if such managers market a fund to EU investors.

The Company has registered the iShares ESG MSCI EM Leaders ETF (the “Fund”) to be marketed to EU investors in the Netherlands, Finland and Sweden.

Report on Remuneration

The Company is required under the Regulations to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

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Supplemental Information  (unaudited) (continued)

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of total & aggregate remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2021 were as follows:

iShares ETF	Total Remuneration	Fixed Remuneration	Variable Remuneration	No. of Beneficiaries	Senior Management Remuneration	Risk Taker Remuneration

ESG MSCI EM Leaders	$6,701	$3,133	$3,568	661	$820	$85

Disclosures under the EU Sustainable Finance Disclosure Regulation

The iShares ESG MSCI EM Leaders ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to EU investors as noted above. As a result, the Fund is subject to the EU Sustainable Finance Disclosure Regulation (“SFDR”), which incorporates disclosures prescribed by the EU’s taxonomy for environmentally sustainable economic activities (“Taxonomy Regulation”). The Fund is categorized under the SFDR as an “Article 8” fund – i.e., a fund that promotes environmental or social characteristics.

For the fiscal year ended August 31, 2022, certain environmental and social characteristics were promoted by the Fund through its investments in a portfolio that is primarily made up of the component securities of the Fund’s underlying index. The underlying index applies exclusionary screens based on certain environmental- and social-related characteristics and ratings. In addition, only securities of companies with an MSCI ESG Rating of “BB” or higher and an MSCI ESG Controversies Score of three or higher, both as determined by the index provider, are eligible for inclusion in the underlying index. Please refer to the Fund’s prospectus for additional information regarding the Fund’s investment strategy and the methodology of the underlying index. BFA or its affiliates carry out due diligence on index providers and engage with them on an ongoing basis regarding index methodologies, including their assessment of good governance criteria set out by SFDR.

The Taxonomy Regulation establishes a framework for defining “technical screening criteria” (“TSC”), which set out the conditions that an economic activity has to meet in order to qualify as environmentally sustainable. The TSC for two of the Taxonomy Regulation environmental objectives, climate change mitigation and climate change adaptation, came into effect on January 1, 2022, while the TSC for the other four objectives are not yet in force. The assessment of investments against the TSC requires the availability of multiple, specific data points. During the reporting period, there was insufficient reliable, timely and verifiable data available for BlackRock to be able to assess the Fund’s investments using the TSC; therefore, BlackRock cannot state that more than zero percent of the Fund’s investments are aligned with the environmental objectives set out in the Taxonomy Regulation.

BlackRock is keeping this situation under active review and where, in its discretion, it has assessed that it has sufficient reliable, timely and verifiable data to evaluate the Fund’s investments against the TSC, BlackRock will update the Fund’s prospectus with the descriptions referred to above. For further information, please refer to BlackRock’s corporate website.

S U P P L E M E N T A L I N F O R M A T I O N	61

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of August 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (52)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (67)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (61)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (58)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (55)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (42)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	63

Trustee and Officer Information (unaudited) (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

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General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	65

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

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Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar Inc. and MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-817-0822

AUGUST 31, 2022

2022 Annual Report

iShares Trust

•	iShares MSCI China Multisector Tech ETF | TCHI | NASDAQ
•	iShares MSCI Japan Value ETF | EWJV | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2022
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(8.84)%	(11.23)%

U.S. small cap equities (Russell 2000® Index)	(9.31)	(17.88)

International equities (MSCI Europe, Australasia, Far East Index)	(13.97)	(19.80)

Emerging market equities (MSCI Emerging Markets Index)	(13.30)	(21.80)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.36	0.39

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.71)	(13.27)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(7.76)	(11.52)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.72)	(8.63)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.78)	(10.61)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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Market Overview

iShares Trust

Global Market Overview

Global equity markets declined in U.S. dollar terms during the 12 months ended August 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -15.88% in U.S. dollar terms for the reporting period.

For the first third of the reporting period, economic recovery supported stocks in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, substantial challenges emerged at the beginning of 2022 which negatively affected stock prices. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting important commodities markets.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, unemployment declined substantially, falling to 3.7% in August 2022 while the number of long-term unemployed dropped below the pre-pandemic level. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to grow.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022. In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses. In that environment, the U.S. dollar significantly appreciated relative to most foreign currencies.

Stocks declined in Europe in U.S. dollar terms as economic growth stalled and the euro declined sharply relative to the U.S. dollar. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) responded to elevated inflation by raising interest rates in July 2022, the first such increase in over a decade.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly in U.S. dollar terms. Chinese stocks faced significant headwinds amid regulatory interventions by the Chinese government and strict lockdowns following COVID-19 outbreaks. Japanese stocks also declined amid an economic contraction in the first quarter of 2022 and a sharp decline in the Japanese yen relative to the U.S. dollar. Emerging market stocks declined substantially, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies.

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Fund Summary as of August 31, 2022	iShares® MSCI China Multisector Tech ETF

Investment Objective

The iShares MSCI China Multisector Tech ETF (the “Fund”) seeks to track the investment results of an index composed of Chinese equities in technology and technology-related industries, as represented by the MSCI China Technology Sub-Industries Select Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	(19.74)%
Fund Market	(19.66)
Index	(18.59)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was January 25, 2022. The first day of secondary market trading was January 27, 2022.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$851.20	$2.75		$1,000.00	$1,022.20	$3.01		0.59%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI China Multisector Tech ETF

Portfolio Management Commentary

Chinese technology stocks declined significantly during the reporting period. Economic growth slowed dramatically late in the reporting period as coronavirus pandemic-related restrictions led to global supply-chain problems, constrained manufacturing output, and slower consumer spending. A regulatory crackdown on the nation’s technology companies weighed on the sector in addition to technology-related stocks in other sectors, including communication services and industrials. Concerns about delisting from U.S. exchanges arising from audit requirements and rising inflation also pressured Chinese stocks.

The information technology sector detracted the most from the Index’s return, driven by the technology hardware and equipment industry. As coronavirus cases increased, China reinstituted strict pandemic-related restrictions that forced manufacturing shutdowns across the country. The country’s manufacturing output contracted considerably in April 2022, reducing output of electrical components. Power outages stemming from a historic drought and heatwave late in the reporting period further affected production. At the same time, demand for consumer electronics decreased, which eased pressure on production facilities but also constrained suppliers’ profits. For instance, revenue and earnings for a large maker of optical components, including cell phone camera lenses, fell sharply as shipment volume of lenses for smartphones fell amid weakening consumer demand. Meanwhile, expected growth rates for lenses used in vehicle applications did not materialize.

The communication services sector also detracted from the Index’s performance. The interactive media and services industry declined as the government’s regulatory and pandemic-related restrictions had a negative impact on advertising income and commercial payments, which led to revenue declines. The industrials sector also detracted, driven by earnings declines and asset losses for a leading global maker of electric vehicle batteries.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)
Information Technology	36.5%
Consumer Discretionary	27.4
Communication Services	23.5
Industrials	9.9
Financials	2.6
Health Care	0.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Pinduoduo Inc.	6.1%
Meituan, Class B	4.4
NetEase Inc.	4.0
Alibaba Group Holding Ltd.	4.0
Tencent Holdings Ltd.	4.0
JD.com Inc., Class A	3.9
Xiaomi Corp., Class B	3.9
Kuaishou Technology	3.6
Sunny Optical Technology Group Co. Ltd.	3.4
Contemporary Amperex Technology Co. Ltd., Class A	3.3

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® MSCI Japan Value ETF

Investment Objective

The iShares MSCI Japan Value ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Japanese equities with value characteristics and relatively lower valuations, as represented by the MSCI Japan Value Index (USD) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(11.57)%	1.98%	(11.57)%	7.09%
Fund Market	(12.09)	1.87	(12.09)	6.68
Index	(11.16)	2.11	(11.16)	7.54

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was March 5, 2019. The first day of secondary market trading was March 7, 2019.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period(a)	Annualized Expense Ratio

$1,000.00	$890.90	$0.71	$1,000.00	$1,024.40	$0.77	0.15%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2022 (continued)	iShares® MSCI Japan Value ETF

Portfolio Management Commentary

Japanese value stocks declined during the reporting period, as supply chain disruptions, rising energy costs, and slowing exports restricted the country’s economic growth. The Bank of Japan kept short-term interest rates negative even as the Fed and other central banks raised interest rates. This difference led to a substantial decrease in the Japanese yen’s value relative to the U.S. dollar, reducing the value of Japanese assets denominated in U.S. dollars.

Consumer discretionary stocks detracted the most from the Index’s return, driven by the automobiles and components industry. Automobiles manufacturers declined as cost pressures outweighed strong vehicle sales and the export benefits of a weaker currency. The prospect of a pronounced slowdown in global economic growth and a corresponding reduction in demand weighed on earnings expectations for major automakers.

Communication services companies also weighed on the Index’s performance. In the wireless telecommunication services industry, a multinational conglomerate with substantial investments in the information technology sector, declined significantly as the value of its portfolio, including China-based internet companies, diminished.

Among industrials, Japanese railroads also detracted meaningfully as the ongoing coronavirus pandemic impeded demand for rail travel and negatively impacted revenues. Makers of construction machinery and heavy trucks further detracted as Japan’s industrial production fell significantly amid ongoing parts and labor shortages.

Real estate investment trusts (“REITs”) led detraction from the real estate sector, particularly office REITs. The coronavirus pandemic lessened the demand for office space in core urban areas such as central Tokyo as companies moved their offices to suburban areas to reduce commute time for employees.

In the financials sector, bank stocks declined notably. Major Japanese banks predicted slower profit growth in 2022, citing moves by central banks to raise interest rates and uncertainty related to the war in Ukraine.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)
Consumer Discretionary	20.9%
Industrials	20.6
Financials	17.4
Communication Services	11.1
Consumer Staples	7.1
Real Estate	5.4
Information Technology	5.4
Health Care	4.4
Materials	4.0
Energy	1.9
Utilities	1.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Toyota Motor Corp.	10.2%
Mitsubishi UFJ Financial Group Inc.	4.0
KDDI Corp.	3.2
Hitachi Ltd.	3.1
SoftBank Group Corp.	3.1
Honda Motor Co. Ltd.	2.8
Takeda Pharmaceutical Co. Ltd.	2.7
Mitsubishi Corp.	2.6
Sumitomo Mitsui Financial Group Inc.	2.5
Nippon Telegraph & Telephone Corp.	2.1

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	9

Schedule of Investments August 31, 2022	iShares® MSCI China Multisector Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Capital Markets — 1.0%
East Money Information Co. Ltd., Class A	21,760	$69,441
Hithink RoyalFlush Information Network Co. Ltd., Class A	800	9,806

		79,247

Communications Equipment — 2.0%
BYD Electronic International Co. Ltd.	18,000	47,558
Fiberhome Telecommunication Technologies Co. Ltd., Class A	2,400	4,984
Guangzhou Haige Communications Group Inc. Co., Class A	4,000	5,044
Hengtong Optic-Electric Co. Ltd., Class A	3,600	8,729
Tianjin 712 Communication & Broadcasting Co. Ltd., Class A	1,200	5,234
Yealink Network Technology Corp. Ltd., Class A	1,600	16,514
Zhongji Innolight Co. Ltd., Class A	1,200	5,075
ZTE Corp., Class A	6,800	24,005
ZTE Corp., Class H	20,800	43,915

		161,058

Consumer Finance — 1.6%
360 DigiTech Inc.	2,876	45,958
Lufax Holding Ltd., ADR	18,732	81,859

		127,817

Diversified Consumer Services — 2.4%
New Oriental Education & Technology Group Inc.(a)	41,600	120,078
TAL Education Group, ADR(a)	12,028	69,522

		189,600

Electrical Equipment — 8.0%
Beijing Easpring Material Technology Co. Ltd., Class A	800	9,037
Contemporary Amperex Technology Co. Ltd., Class A(a)	3,800	263,395
Eve Energy Co. Ltd., Class A	3,200	43,535
Fangda Carbon New Material Co. Ltd., Class A(a)	7,200	7,239
Ginlong Technologies Co. Ltd., Class A	600	19,798
Gotion High-tech Co. Ltd., Class A	2,800	13,825
Hongfa Technology Co. Ltd., Class A	1,680	9,126
Jiangsu Zhongtian Technology Co. Ltd., Class A	5,600	17,953
Jiangxi Special Electric Motor Co. Ltd., NVS(a)	2,800	8,941
Ningbo Orient Wires & Cables Co. Ltd.	1,192	12,325
Ningbo Ronbay New Energy Technology Co. Ltd.	740	10,985
Pylon Technologies Co. Ltd., NVS	228	14,160
Sieyuan Electric Co. Ltd.	1,200	7,086
Sungrow Power Supply Co. Ltd., Class A	2,400	38,403
Sunwoda Electronic Co. Ltd., Class A	2,800	10,970
Suzhou Maxwell Technologies Co. Ltd., Class A	300	20,199
TBEA Co. Ltd., Class A	6,000	21,427
Zhejiang Chint Electrics Co. Ltd., Class A	3,600	16,411
Zhejiang HangKe Technology Inc. Co., Class A	800	7,156
Zhuzhou CRRC Times Electric Co. Ltd., NVS	948	8,423
Zhuzhou CRRC Times Electric Co. Ltd.	14,800	71,565

		631,959

Electronic Equipment, Instruments & Components — 9.6%
AAC Technologies Holdings Inc.(b)	20,000	37,052
Avary Holding Shenzhen Co. Ltd., Class A	3,200	13,663
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd., Class A	400	6,845
BOE Technology Group Co. Ltd., Class A	63,200	33,741
Chaozhou Three-Circle Group Co. Ltd., Class A	3,200	12,507
China Railway Signal & Communication Corp. Ltd., Class A	12,000	7,679
China Zhenhua Group Science & Technology Co. Ltd., Class A	800	12,943
Foxconn Industrial Internet Co. Ltd., Class A	17,200	23,069
GoerTek Inc., Class A	5,600	26,241
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	1,200	11,715

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Huagong Tech Co. Ltd., Class A	1,600	$4,878
Kingboard Holdings Ltd.	18,000	56,839
Kingboard Laminates Holdings Ltd.	26,000	24,802
Lens Technology Co. Ltd., Class A	7,800	12,202
Lingyi iTech Guangdong Co., Class A(a)	12,400	9,835
Luxshare Precision Industry Co. Ltd., Class A	11,600	62,678
Maxscend Microelectronics Co. Ltd., Class A	640	9,371
OFILM Group Co. Ltd., Class A(a)	6,000	5,547
Raytron Technology Co. Ltd., Class A	800	5,047
Shengyi Technology Co. Ltd., Class A	4,000	9,178
Shennan Circuits Co. Ltd., Class A	800	9,792
Shenzhen Sunlord Electronics Co. Ltd., Class A	1,200	4,306
Sunny Optical Technology Group Co. Ltd.	19,600	267,588
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	2,800	10,423
Tianma Microelectronics Co. Ltd., Class A	4,000	5,446
Unisplendour Corp. Ltd., Class A	4,800	11,967
Westone Information Industry Inc., Class A	1,200	5,806
Wingtech Technology Co. Ltd., Class A	2,000	18,612
Wuhan Guide Infrared Co. Ltd., Class A	5,360	11,045
WUS Printed Circuit Kunshan Co. Ltd., Class A	2,800	4,824
Xiamen Faratronic Co. Ltd.	400	10,254
Zhejiang Dahua Technology Co. Ltd., Class A	5,200	11,040
Zhuzhou Hongda Electronics Corp. Ltd.	800	5,363

		762,298

Entertainment — 8.2%
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	3,600	10,546
Alibaba Pictures Group Ltd.(a)	40,000	3,147
Beijing Enlight Media Co. Ltd., Class A	4,800	6,401
Bilibili, Inc.(a)	5,040	125,352
China Ruyi Holdings Ltd.(a)	128,000	32,482
Giant Network Group Co. Ltd., Class A	4,000	4,964
iQIYI Inc., ADR(a)	9,420	34,477
Kingsoft Corp. Ltd.	26,400	80,237
Kunlun Tech Co. Ltd., Class A	1,600	3,380
Mango Excellent Media Co. Ltd., Class A	3,200	12,798
NetEase Inc.	18,000	321,433
Perfect World Co. Ltd., Class A	3,200	6,825
Tencent Music Entertainment Group, ADR(a)	824	4,211
Zhejiang Century Huatong Group Co. Ltd., Class A(a)	12,400	8,176

		654,429

Health Care Technology — 0.1%
Winning Health Technology Group Co. Ltd., Class A	4,400	4,488

Household Durables — 3.9%
Beijing Roborock Technology Co. Ltd., Class A	200	9,228
Ecovacs Robotics Co. Ltd., Class A	800	9,411
Gree Electric Appliances Inc. of Zhuhai, Class A	4,800	22,104
Haier Smart Home Co. Ltd., Class A	10,400	38,755
Haier Smart Home Co. Ltd., Class H	62,400	203,861
Hangzhou Robam Appliances Co. Ltd., Class A	1,600	5,804
TCL Technology Group Corp., Class A	22,800	13,642
Xiamen Intretech Inc., Class A	400	1,178
Zhejiang Supor Co. Ltd., Class A	800	5,296

		309,279

Interactive Media & Services — 15.2%
Autohome Inc., ADR	2,056	73,214
Baidu Inc., ADR(a)	1,184	170,460
Baidu Inc.(a)	9,528	170,080

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI China Multisector Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services (continued)
JOYY Inc., ADR	1,272	$38,567
Kanzhun Ltd., ADR(a)	4,908	115,289
Kuaishou Technology(a)(c)	33,200	287,661
Tencent Holdings Ltd.	7,600	314,114
Weibo Corp., ADR(a)	1,908	39,477

		1,208,862

Internet & Direct Marketing Retail — 21.1%
Alibaba Group Holding Ltd.(a)	26,800	319,738
Alibaba Health Information Technology Ltd.(a)	8,000	4,585
JD Health International Inc.(a)(c)	5,200	35,821
JD.com Inc., Class A	9,800	310,220
Meituan, Class B(a)(c)	14,400	345,848
Pinduoduo Inc., ADR(a)	6,820	486,266
Ping An Healthcare and Technology Co. Ltd.(a)(c)	13,600	36,817
Vipshop Holdings Ltd., ADR(a)	11,840	137,462

		1,676,757

IT Services — 2.4%
Beijing Sinnet Technology Co. Ltd., Class A	2,800	3,749
Chinasoft International Ltd.	80,000	62,536
DHC Software Co. Ltd., Class A	5,200	4,360
GDS Holdings Ltd., ADR(a)	1,476	40,206
GDS Holdings Ltd., Class A(a)	10,992	37,541
TravelSky Technology Ltd., Class H	24,000	41,829

		190,221

Machinery — 1.9%
Haitian International Holdings Ltd.	16,000	39,199
Jiangsu Hengli Hydraulic Co. Ltd., Class A	2,000	14,122
Keda Industrial Group Co. Ltd.	3,200	8,385
Luoyang Xinqianglian Slewing Bearing Co. Ltd.	680	7,149
Ningbo Deye Technology Co. Ltd., NVS	400	21,196
North Industries Group Red Arrow Co. Ltd., Class A	2,400	10,576
Riyue Heavy Industry Co. Ltd., Class A	1,600	5,485
Shenzhen Inovance Technology Co. Ltd., Class A	4,400	38,036
Wuxi Shangji Automation Co. Ltd., Class A	560	10,874

		155,022

Media — 0.0%
China Literature Ltd.(a)(c)	800	3,242

Semiconductors & Semiconductor Equipment — 11.6%
Advanced Micro-Fabrication Equipment Inc., Class A(a)	800	14,195
Amlogic Shanghai Co. Ltd.(a)	684	8,504
China Resources Microelectronics Ltd.	1,840	13,884
Daqo New Energy Corp., ADR(a)	1,624	108,272
Flat Glass Group Co. Ltd., Class A(a)	2,800	16,158
Flat Glass Group Co. Ltd., Class H(a)	12,000	39,524
GCL System Integration Technology Co. Ltd., Class A(a)	9,200	4,867
GigaDevice Semiconductor Inc., Class A	1,200	20,012
Hangzhou First Applied Material Co. Ltd., Class A	2,240	20,907
Hangzhou Lion Electronics Co. Ltd.	1,200	9,194
Hangzhou Silan Microelectronics Co. Ltd., Class A	2,400	13,692
Hua Hong Semiconductor Ltd.(a)(c)	16,000	46,967
Ingenic Semiconductor Co. Ltd., Class A	800	9,385
JA Solar Technology Co. Ltd., Class A	3,920	36,989
JCET Group Co. Ltd., Class A	3,200	11,430
LONGi Green Energy Technology Co. Ltd., Class A	12,320	90,651
Montage Technology Co. Ltd., Class A	1,600	12,810
National Silicon Industry Group Co. Ltd., Class A(a)	4,000	11,870
NAURA Technology Group Co. Ltd., Class A	800	32,415
SG Micro Corp., Class A	600	13,824

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Shenzhen SC New Energy Technology Corp., Class A	400	$7,644
StarPower Semiconductor Ltd., Class A	400	22,841
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	5,200	36,032
Tianshui Huatian Technology Co. Ltd., Class A	5,600	7,751
TongFu Microelectronics Co. Ltd., Class A(a)	2,400	6,415
Trina Solar Co. Ltd.	3,584	36,868
Unigroup Guoxin Microelectronics Co. Ltd., Class A	1,119	25,180
Will Semiconductor Co. Ltd. Shanghai, Class A	2,020	27,257
Xinyi Solar Holdings Ltd.	136,000	187,030
Yangzhou Yangjie Electronic Technology Co. Ltd.	766	6,469
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	2,000	21,847

		920,884

Software — 4.3%
360 Security Technology Inc., Class A	12,800	13,512
Beijing Kingsoft Office Software Inc., Class A	800	20,772
Beijing Shiji Information Technology Co. Ltd., Class A	2,800	5,274
Hundsun Technologies Inc., Class A	3,120	15,123
Iflytek Co. Ltd., Class A	4,400	23,765
Kingdee International Software Group Co. Ltd.(a)	72,000	139,745
Ming Yuan Cloud Group Holdings Ltd.	20,000	16,393
NavInfo Co. Ltd., Class A	4,000	7,543
Sangfor Technologies Inc., Class A	800	11,133
Shanghai Baosight Software Co. Ltd., Class A	2,600	14,240
Shanghai Baosight Software Co. Ltd., Class B	13,520	40,947
Thunder Software Technology Co. Ltd., Class A	800	14,144
Yonyou Network Technology Co. Ltd., Class A	5,800	16,775

		339,366

Technology Hardware, Storage & Peripherals — 6.5%
China Greatwall Technology Group Co. Ltd., Class A	5,600	7,330
GRG Banking Equipment Co. Ltd., Class A	4,400	5,586
Inspur Electronic Information Industry Co. Ltd., Class A	2,400	8,022
Lenovo Group Ltd.	200,000	164,722
Ninestar Corp., Class A	2,000	12,748
Shenzhen Transsion Holding Co. Ltd., Class A	1,104	10,860
Xiaomi Corp., Class B(a)(c)	210,400	307,323

		516,591

Total Long-Term Investments — 99.8% (Cost: $9,628,108)		7,931,120

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(d)(e)(f)	47,167	47,181

Total Short-Term Securities — 0.6% (Cost: $47,162)		47,181

Total Investments in Securities — 100.4% (Cost: $9,675,270)		7,978,301

Liabilities in Excess of Other Assets — (0.4)%		(34,623)

Net Assets — 100.0%		$7,943,678

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) August 31, 2022	iShares® MSCI China Multisector Tech ETF

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 01/25/22(a)	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$47,180	(b)	$—		$(18)	$19	$47,181	47,167	$157	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(d)	—	—		0	(b)	—	—	—	—	29		—

						$(18)	$19	$47,181		$186		$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,459,399	$6,471,721	$—	$7,931,120
Money Market Funds	47,181	—	—	47,181

	$1,506,580	$6,471,721	$—	$7,978,301

See notes to financial statements.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2022	iShares® MSCI Japan Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.2%
Nippon Express Holdings Inc.	3,400	$187,077

Airlines — 0.2%
ANA Holdings Inc.(a)	3,400	65,370
Japan Airlines Co. Ltd.(a)	6,800	124,374

		189,744

Auto Components — 2.2%
Aisin Corp.	7,000	208,143
Bridgestone Corp.	29,300	1,124,363
Sumitomo Electric Industries Ltd.	37,400	428,402

		1,760,908

Automobiles — 16.0%
Honda Motor Co. Ltd.	85,000	2,262,893
Isuzu Motors Ltd.	20,400	253,361
Mazda Motor Corp.	30,600	270,997
Nissan Motor Co. Ltd.	119,000	468,169
Subaru Corp.	30,600	556,228
Suzuki Motor Corp.	20,400	713,003
Toyota Motor Corp.	547,400	8,191,871
Yamaha Motor Co. Ltd.	10,200	211,388

		12,927,910

Banks — 10.2%
Chiba Bank Ltd. (The)	27,300	147,470
Concordia Financial Group Ltd.	57,800	183,298
Japan Post Bank Co. Ltd.	20,400	148,705
Mitsubishi UFJ Financial Group Inc.	615,400	3,190,201
Mizuho Financial Group Inc.	125,850	1,441,030
Resona Holdings Inc.	112,200	413,035
Shizuoka Bank Ltd. (The)	23,800	137,727
Sumitomo Mitsui Financial Group Inc.	68,000	2,051,102
Sumitomo Mitsui Trust Holdings Inc.	17,000	528,754

		8,241,322

Beverages — 2.0%
Asahi Group Holdings Ltd.	24,700	828,147
Kirin Holdings Co. Ltd.	40,800	671,640
Suntory Beverage & Food Ltd.	3,400	124,191

		1,623,978

Building Products — 0.9%
AGC Inc.	10,200	346,177
Lixil Corp.	17,000	295,621
TOTO Ltd.	3,400	117,194

		758,992

Capital Markets — 1.4%
Daiwa Securities Group Inc.	71,400	311,677
Nomura Holdings Inc.	149,600	541,685
SBI Holdings Inc/Japan	13,600	267,242

		1,120,604

Chemicals — 2.5%
Asahi Kasei Corp.	64,600	472,083
JSR Corp.	3,400	75,843
Mitsubishi Chemical Group Corp.	64,600	339,147
Mitsui Chemicals Inc.	10,200	229,149
Sumitomo Chemical Co. Ltd.	74,800	294,437
Toray Industries Inc.	71,500	408,010
Tosoh Corp.	13,600	175,846

		1,994,515

Security	Shares	Value

Commercial Services & Supplies — 0.9%
Dai Nippon Printing Co. Ltd.	13,600	$286,264
Secom Co. Ltd.	3,400	216,612
Toppan Inc.	13,600	213,583

		716,459

Construction & Engineering — 1.1%
Kajima Corp.	20,500	215,712
Obayashi Corp.	34,000	235,164
Shimizu Corp.	27,200	149,150
Taisei Corp.	10,200	309,259

		909,285

Diversified Financial Services — 1.4%
Mitsubishi HC Capital Inc.	34,000	164,773
ORIX Corp.	61,200	1,005,967

		1,170,740

Diversified Telecommunication Services — 2.1%
Nippon Telegraph & Telephone Corp.	61,300	1,661,492

Electric Utilities — 1.0%
Chubu Electric Power Co. Inc.	20,400	207,444
Kansai Electric Power Co. Inc. (The)	37,400	362,467
Tokyo Electric Power Co. Holdings Inc.(a)	51,000	199,179

		769,090

Electrical Equipment — 1.5%
Fuji Electric Co. Ltd.	3,400	146,887
Mitsubishi Electric Corp.	102,000	1,031,234

		1,178,121

Electronic Equipment, Instruments & Components — 1.3%
Hirose Electric Co. Ltd.	600	85,019
Kyocera Corp.	16,800	933,807
Yokogawa Electric Corp.	3,400	59,341

		1,078,167

Entertainment — 0.1%
Toho Co. Ltd./Tokyo	2,100	79,755

Equity Real Estate Investment Trusts (REITs) — 2.2%
Daiwa House REIT Investment Corp.	105	242,739
GLP J-Reit	136	165,673
Japan Metropolitan Fund Invest	374	297,022
Japan Real Estate Investment Corp.	60	277,894
Nippon Building Fund Inc.	71	353,648
Nippon Prologis REIT Inc.	68	171,070
Nomura Real Estate Master Fund Inc.	238	291,089

		1,799,135

Food & Staples Retailing — 2.3%
Aeon Co. Ltd.	17,000	331,598
Seven & i Holdings Co. Ltd.	39,000	1,549,294

		1,880,892

Food Products — 0.5%
MEIJI Holdings Co. Ltd.	6,400	304,889
Nisshin Seifun Group Inc.	10,200	114,790

		419,679

Gas Utilities — 0.9%
Osaka Gas Co. Ltd.	20,400	343,605
Tokyo Gas Co. Ltd.	20,400	382,729

		726,334

Household Durables — 2.3%
Iida Group Holdings Co. Ltd.	6,800	103,583
Panasonic Holdings Corp.	115,600	938,023

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Japan Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
Sekisui Chemical Co. Ltd.	13,600	$185,413
Sekisui House Ltd.	30,600	520,342
Sharp Corp./Japan	13,600	97,356

		1,844,717

Industrial Conglomerates — 3.1%
Hitachi Ltd.	50,100	2,503,098

Insurance — 4.3%
Dai-ichi Life Holdings Inc.	51,000	881,178
Japan Post Holdings Co. Ltd.	125,800	867,867
Japan Post Insurance Co. Ltd.	10,200	156,240
MS&AD Insurance Group Holdings Inc.	23,800	710,095
Sompo Holdings Inc.	16,400	703,170
T&D Holdings Inc.	13,600	148,528

		3,467,078

Interactive Media & Services — 0.2%
Z Holdings Corp.	47,600	139,938

Internet & Direct Marketing Retail — 0.1%
Rakuten Group Inc.	23,800	115,508

IT Services — 0.2%
Otsuka Corp.	3,400	109,902
SCSK Corp.	3,400	55,363

		165,265

Machinery — 1.7%
Hoshizaki Corp.	3,000	89,125
Kubota Corp.	34,000	528,028
Makita Corp.	6,800	159,894
NGK Insulators Ltd.	13,600	194,174
Toyota Industries Corp.	7,600	424,785

		1,396,006

Marine — 1.3%
Mitsui OSK Lines Ltd.	19,300	502,834
Nippon Yusen KK	7,700	587,311

		1,090,145

Media — 0.5%
Dentsu Group Inc.	10,200	328,491
Hakuhodo DY Holdings Inc.	6,800	60,666

		389,157

Metals & Mining — 1.4%
Hitachi Metals Ltd.(a)	3,600	54,168
JFE Holdings Inc.	27,200	292,225
Nippon Steel Corp.	40,800	644,481
Sumitomo Metal Mining Co. Ltd.	3,400	106,986

		1,097,860

Oil, Gas & Consumable Fuels — 1.9%
ENEOS Holdings Inc.	159,800	603,872
Idemitsu Kosan Co. Ltd.	10,292	271,372
Inpex Corp.	54,400	625,308

		1,500,552

Paper & Forest Products — 0.2%
Oji Holdings Corp.	40,800	162,787

Personal Products — 0.9%
Kao Corp.	17,000	736,105

Pharmaceuticals — 4.3%
Astellas Pharma Inc.	61,200	867,680
Kyowa Kirin Co. Ltd.	6,800	152,420

Security	Shares	Value

Pharmaceuticals (continued)
Shionogi & Co. Ltd.	6,800	$332,009
Takeda Pharmaceutical Co. Ltd.	78,200	2,161,452

		3,513,561

Real Estate Management & Development — 3.2%
Daito Trust Construction Co. Ltd.	3,400	334,484
Daiwa House Industry Co. Ltd.	30,600	684,131
Hulic Co. Ltd.	20,400	154,590
Mitsubishi Estate Co. Ltd.	61,200	824,172
Nomura Real Estate Holdings Inc.	6,800	167,062
Sumitomo Realty & Development Co. Ltd.	17,000	415,750

		2,580,189

Road & Rail — 2.6%
Central Japan Railway Co.	7,500	882,975
East Japan Railway Co.	10,200	528,326
Kintetsu Group Holdings Co. Ltd.	6,800	230,905
West Japan Railway Co.	11,400	443,670

		2,085,876

Software — 0.3%
Trend Micro Inc/Japan	3,400	209,331

Specialty Retail — 0.3%
Hikari Tsushin Inc.	700	88,498
USS Co. Ltd.	6,800	119,998

		208,496

Technology Hardware, Storage & Peripherals — 3.6%
Brother Industries Ltd.	13,600	260,270
Canon Inc.	51,000	1,221,414
FUJIFILM Holdings Corp.	18,900	959,492
Ricoh Co. Ltd.	30,600	240,499
Seiko Epson Corp.	13,600	213,708

		2,895,383

Tobacco — 1.3%
Japan Tobacco Inc.	61,200	1,036,937

Trading Companies & Distributors — 6.9%
ITOCHU Corp.	21,600	594,448
Marubeni Corp.	81,600	850,458
Mitsubishi Corp.	64,600	2,115,045
Mitsui & Co. Ltd.	37,400	877,745
Sumitomo Corp.	57,800	812,991
Toyota Tsusho Corp.	10,200	357,083

		5,607,770

Wireless Telecommunication Services — 8.2%
KDDI Corp.	83,400	2,552,134
SoftBank Corp.	149,600	1,640,099
SoftBank Group Corp.	62,500	2,475,721

		6,667,954

Total Long-Term Investments — 99.7% (Cost: $91,950,395)		80,607,912

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Japan Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(b)(c)	20,000	$20,000

Total Short-Term Securities — 0.0% (Cost: $20,000)		20,000

Total Investments in Securities — 99.7% (Cost: $91,970,395)		80,627,912

Other Assets Less Liabilities — 0.3%		224,160

Net Assets — 100.0%		$80,852,072

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$20,000	(a)	$—	$—	$—	$20,000	20,000	$145	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Mini TOPIX Index	16	09/08/22	$224	$(214)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$214	$—	$—	$—	$214

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) August 31, 2022	iShares® MSCI Japan Value ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(62,079)	$—	$—	$—	$(62,079)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(1,647)	$—	$—	$—	$(1,647)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$623,956

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$—	$80,607,912	$—	$80,607,912
Money Market Funds	20,000	—	—	20,000

	$20,000	$80,607,912	$—	$80,627,912

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(214)	$—	$(214)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities August 31, 2022

	iShares MSCI China Multisector Tech ETF	iShares MSCI Japan Value ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$7,931,120	$80,607,912
Investments, at value — affiliated(c)	47,181	20,000
Cash	5,516	2,360
Foreign currency, at value(d)	46,771	59,658
Foreign currency collateral pledged for futures contracts(e)	—	8,400
Receivables:
Investments sold	131,571	—
Securities lending income — affiliated	30	—
Variation margin on futures contracts	—	85
Dividends — unaffiliated	3,132	164,034
Dividends — affiliated	—	21
Tax reclaims	—	141

Total assets	8,165,321	80,862,611

LIABILITIES
Collateral on securities loaned, at value	47,180	—
Payables:
Investments purchased	170,490	—
Investment advisory fees	3,973	10,539

Total liabilities	221,643	10,539

NET ASSETS	$7,943,678	$80,852,072

NET ASSETS CONSIST OF
Paid-in capital	$9,892,974	$94,864,455
Accumulated loss	(1,949,296)	(14,012,383)

NET ASSETS	$7,943,678	$80,852,072

NET ASSET VALUE
Shares outstanding	400,000	3,400,000

Net asset value	$19.86	$23.78

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$9,628,108	$91,950,395
(b) Securities loaned, at value	$34,412	$—
(c) Investments, at cost — affiliated	$47,162	$20,000
(d) Foreign currency, at cost	$46,932	$60,834
(e) Foreign currency collateral pledged, at cost	$—	$8,764

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statements of Operations Year Ended August 31, 2022

	iShares MSCI China Multisector Tech ETF (a)	iShares MSCI Japan Value ETF

INVESTMENT INCOME
Dividends – unaffiliated	$77,665	$2,599,864
Dividends – affiliated	29	145
Securities lending income – affiliated – net	157	—
Foreign taxes withheld	(2,633)	(259,797)

Total investment income	75,218	2,340,212

EXPENSES
Investment advisory fees	29,192	121,675
Commitment fees	42	—

Total expenses	29,234	121,675

Net investment income	45,984	2,218,537

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(278,214)	(1,718,276)
Investments – affiliated	(18)	—
In-kind redemptions – unaffiliated(b)	—	840,289
Futures contracts	1,967	(62,079)
Foreign currency transactions	(212)	(174,136)

	(276,477)	(1,114,202)

Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated	(1,696,988)	(12,971,008)
Investments – affiliated	19	—
Futures contracts	—	(1,647)
Foreign currency translations	(147)	(3,765)

	(1,697,116)	(12,976,420)

Net realized and unrealized loss	(1,973,593)	(14,090,622)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,927,609)	$(11,872,085)

(a)	For the period from January 25, 2022 (commencement of operations) to August 31, 2022.
(b)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI China Multisector Tech ETF	iShares MSCI Japan Value ETF
	Period From 01/25/22 to 08/31/22 (a)	Year Ended 08/31/22	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$45,984	$2,218,537	$607,492
Net realized loss	(276,477)	(1,114,202)	(111,985)
Net change in unrealized appreciation (depreciation)	(1,697,116)	(12,976,420)	1,980,603

Net increase (decrease) in net assets resulting from operations	(1,927,609)	(11,872,085)	2,476,110

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(21,687)	(2,495,878)	(537,816)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	9,892,974	50,859,340	35,457,668

NET ASSETS
Total increase in net assets	7,943,678	36,491,377	37,395,962
Beginning of period	—	44,360,695	6,964,733

End of period	$7,943,678	$80,852,072	$44,360,695

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	19

Financial Highlights (For a share outstanding throughout the period)

	iShares MSCI China Multisector Tech ETF
	Period From 01/25/22(a) to 08/31/22

Net asset value, beginning of period	$24.81

Net investment income(b)	0.12
Net realized and unrealized loss(c)		(5.02)

Net decrease from investment operations		(4.90)

Distributions from net investment income(d)		(0.05)

Net asset value, end of period	$19.86

Total Return(e)
Based on net asset value	(19.74	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.59	%(h)

Net investment income	0.93	%(h)

Supplemental Data
Net assets, end of period (000)	$7,944

Portfolio turnover rate(i)	17	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Japan Value ETF
	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Period From 03/05/19(a) to 08/31/19

Net asset value, beginning of period	$27.73	$23.22	$23.70	$24.67

Net investment income(b)	0.72	0.65	0.71	0.46
Net realized and unrealized gain (loss)(c)	(3.88)	4.36	(0.26)		(0.97)

Net increase (decrease) from investment operations	(3.16)	5.01	0.45		(0.51)

Distributions from net investment income(d)	(0.79)	(0.50)	(0.93)		(0.46)

Net asset value, end of period	$23.78	$27.73	$23.22	$23.70

Total Return(e)
Based on net asset value	(11.57)%	21.62%	1.71%	(2.10	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.15%	0.15%	0.15%	0.15	%(h)

Net investment income	2.74%	2.39%	2.98%	3.83	%(h)

Supplemental Data
Net assets, end of period (000)	$80,852	$44,361	$6,965	$7,111

Portfolio turnover rate(i)	24%	24%	35%	9	%(f)

(a)	Commencement of operations. (b) Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI China Multisector Tech(a)	Non-diversified
MSCI Japan Value	Diversified

(a)	The Fund commenced operations on January 25, 2022.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received	(a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
MSCI China Multisector Tech
Barclays Capital, Inc.	$34,412	$(34,412)		$—		$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees
MSCI China Multisector Tech	0.59%
MSCI Japan Value	0.15

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI China Multisector Tech	$51

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the period ended August 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Japan Value	$10,725,137	$9,292,942	$(311,504)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the period ended August 31, 2022, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
MSCI China Multisector Tech	$9,458,947	$1,398,953
MSCI Japan Value	19,397,386	18,752,458

For the period ended August 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI China Multisector Tech	$1,845,647	$—
MSCI Japan Value	56,748,578	7,183,269

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2022, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Japan Value	$619,467	$(619,467)

The tax character of distributions paid was as follows:

iShares ETF	Period Ended 08/31/22
MSCI China Multisector Tech
Ordinary income	$21,687

iShares ETF	Year Ended 08/31/22	Year Ended 08/31/21
MSCI Japan Value
Ordinary income	$2,495,878	$ 537,816

As of August 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards	Net Unrealized Gains (Losses) (a)	Qualified Late-Year Losses	(b)	Total
MSCI China Multisector Tech	$24,108	$(274,665)	$(1,698,739)	$—		$(1,949,296)
MSCI Japan Value	—	(1,845,089)	(11,996,286)	(171,008)		(14,012,383)

(a)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the timing and recognition of partnership income and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(b)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of August 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI China Multisector Tech	$9,676,893	$323,470	$(2,022,062)	$(1,698,592)
MSCI Japan Value	92,620,015	679,929	(12,672,246)	(11,992,317)

9.	LINE OF CREDIT

The iShares MSCI China Multisector Tech ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 11, 2023. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended August 31, 2022, the Fund did not borrow under the Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (continued)

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

The Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers or countries. Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

The Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

The Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Period Ended 08/31/22
iShares ETF	Shares	Amount
MSCI China Multisector Tech
Shares sold	400,000	$9,892,974

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Notes to Financial Statements  (continued)

	Year Ended 08/31/22		Year Ended 08/31/21
iShares ETF	Shares	Amount	Shares	Amount
MSCI Japan Value
Shares sold	2,100,000	$58,305,017	1,400,000	$37,929,376
Shares redeemed	(300,000)	(7,445,677)	(100,000)	(2,471,708)

	1,800,000	$50,859,340	1,300,000	$35,457,668

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares MSCI China Multisector Tech ETF(1) iShares MSCI Japan Value ETF (2)

(1)	Statement of operations and statement of changes in net assets for the period January 25, 2022 (commencement of operations) to August 31, 2022.

(2)	Statement of operations for the year ended August 31, 2022 and statements of changes in net assets for each of the two years in the period ended August 31, 2022.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2022:

iShares ETF	Qualified Dividend Income
MSCI China Multisector Tech	$33,288
MSCI Japan Value	2,373,565

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI China Multisector Tech	$77,665	$2,605
MSCI Japan Value	2,600,311	249,739

I M P O R T A N T T A X I N F O R M A T I O N	31

Board Review and Approval of Investment Advisory Contract

iShares MSCI China Multisector Tech ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract. At a meeting held on September 29 – October 1, 2021, the Board, including the Independent Board Members, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the Advisory Contract are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the overall fund expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services: The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time and have made significant investments into the iShares business to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and relevant, and has provided information and made appropriate officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. The Board also considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided throughout the year with respect to other iShares funds.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board considered information that it had previously received regarding economies of scale, efficiencies and scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

This consideration of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares

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Board Review and Approval of Investment Advisory Contract  (continued)

funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions), will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

iShares MSCI Japan Value ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	33

Board Review and Approval of Investment Advisory Contract  (continued)

comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	35

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Japan Value(a)	$0.762413	$—	$0.029016	$0.791429	96%	—%	4%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Trustee and Officer Information  (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of August 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (52)	Trustee (since 2019).

Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).

Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (67)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	37

Trustee and Officer Information  (unaudited)  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (61)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (58)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).

Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).

Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (55)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (42)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).

Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (unaudited)  (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	39

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipt

NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	41

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-819-0822

AUGUST 31, 2022

2022 Annual Report

iShares Trust

•	iShares ESG Advanced MSCI EAFE ETF | DMXF | NASDAQ

•	iShares ESG Advanced MSCI EM ETF | EMXF | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(8.84)%	(11.23)%

U.S. small cap equities (Russell 2000® Index)	(9.31)	(17.88)

International equities (MSCI Europe, Australasia, Far East Index)	(13.97)	(19.80)

Emerging market equities (MSCI Emerging Markets Index)	(13.30)	(21.80)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.36	0.39

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.71)	(13.27)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(7.76)	(11.52)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.72)	(8.63)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.78)	(10.61)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets declined in U.S. dollar terms during the 12 months ended August 31, 2022 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -15.88% in U.S. dollar terms for the reporting period.

For the first third of the reporting period, economic recovery supported stocks in most regions of the world. The global economy continued to rebound from the impact of restrictions imposed at the beginning of the coronavirus pandemic, as mitigation and adaptation allowed most economic activity to continue. However, substantial challenges emerged at the beginning of 2022 which negatively affected stock prices. Inflation rose significantly in many countries, reducing consumers’ purchasing power and leading many central banks to tighten monetary policy. Russia’s invasion of Ukraine presented a further challenge to the global economy, disrupting important commodities markets.

The U.S. economy grew briskly over the final half of 2021, powered primarily by consumer spending. Record-high personal savings rates allowed consumers to spend at an elevated level, releasing pent-up demand for goods and services. Growth subsequently stalled in the first half of 2022, and the economy contracted amid lower inventories and faltering business investment. Despite the economic downturn, unemployment declined substantially, falling to 3.7% in August 2022 while the number of long-term unemployed dropped below the pre-pandemic level. Although high inflation negatively impacted consumer sentiment, which declined significantly, consumer spending continued to grow.

Rising inflation led to a shift in policy from the U.S. Federal Reserve (“the Fed”). As the reporting period began, the Fed was using accommodative monetary policy to stimulate the economy. Short-term interest rates were kept at near-zero levels, and the Fed used bond-buying programs to stabilize debt markets. However, rising prices led the Fed to tighten monetary policy during the reporting period in an attempt to prevent runaway inflation. The Fed slowed and then ended its bond-buying activities, finally reversing course as it began to reduce its balance sheet in June 2022. In March 2022, the Fed began to raise short-term interest rates, followed by three more increases for a total increase of 225 basis points, the most rapid rise in decades. Interest rates rose significantly in response, leading to higher borrowing costs for businesses. In that environment, the U.S. dollar significantly appreciated relative to most foreign currencies.

Stocks declined in Europe in U.S. dollar terms as economic growth stalled and the euro declined sharply relative to the U.S. dollar. Significantly higher inflation and Russia’s invasion of Ukraine negatively impacted equities. Russia is an important trading partner with many European countries, and new sanctions imposed limits on certain types of trade with Russia. Investors became concerned that the sharp rise in energy prices during the reporting period would constrain economic growth, as Europe relies on imported energy for much of its industrial and heating needs. The European Central Bank (“ECB”) responded to elevated inflation by raising interest rates in July 2022, the first such increase in over a decade.

Despite relatively low inflation by global standards, Asia-Pacific stocks declined significantly in U.S. dollar terms. Chinese stocks faced significant headwinds amid regulatory interventions by the Chinese government and strict lockdowns following COVID-19 outbreaks. Japanese stocks also declined amid an economic contraction in the first quarter of 2022 and a sharp decline in the Japanese yen relative to the U.S. dollar. Emerging market stocks declined substantially, as higher interest rates and a strengthening U.S. dollar raised the cost of borrowing in many emerging economies.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® ESG Advanced MSCI EAFE ETF

Investment Objective

The iShares ESG Advanced MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed market companies excluding the U.S. and Canada that have a favorable environmental, social and governance rating while applying extensive screens for company involvement in controversial activities, as represented by the MSCI EAFE Choice ESG Screened Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(24.82)%	1.82%	(24.82)%	4.08%
Fund Market	(24.50)	2.12	(24.50)	4.75
Index	(24.49)	2.11	(24.49)	4.72

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 16, 2020. The first day of secondary market trading was June 18, 2020.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 847.80	$ 0.56		$ 1,000.00	$ 1,024.60	$ 0.61		0.12%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2022 (continued)	iShares® ESG Advanced MSCI EAFE ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies was positive during the reporting period, even as equity markets declined. Countries around the world continued to advance measures to address ESG-related issues, including Japan, which published a draft code of conduct for ESG evaluation and data provision in July 2022. The U.K. Parliament passed laws requiring companies to provide a sustainability statement on climate-related disclosures in their annual reports. Similarly, French regulators issued a new decree that added biodiversity-related requirements to the climate disclosures for financial institutions.

With a negative global macro backdrop, the Index, which includes developed market stocks outside of North America, declined significantly for the reporting period. Japanese stocks detracted the most from the Index’s return. The country’s recovery from the pandemic continued to lag behind many developed peers, weighed down by a weakening Japanese yen. In the industrials sector, capital goods stocks declined as factory output slowed and costs rose, while lockdowns in China and supply disruptions weighed on Japanese producers. The information technology sector was pressured by the widening gap between U.S. and Japanese interest rates.

Stocks in Europe, including Germany, the Netherlands, France, and Switzerland also declined, as economic growth slowed and inflation rose in both the Eurozone and Switzerland. The war in Ukraine also weighed on European stocks, as sanctions against Russia created uncertainty surrounding energy supplies, exacerbated supply chain issues, and led many companies to suspend or exit their Russian operations.

In terms of relative performance, the Index significantly underperformed the broader market, as represented by the MSCI EAFE Index. Relative to the broader market, the ESG security selection process which overweights stocks with higher ESG ratings results in overweights and underweights to certain sectors that can materially affect performance. For example, significant overweights to Information Technology, Financials, and Industrials detracted from performance, while an underweight to Utilities was beneficial.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	21.9%
Industrials	17.4
Information Technology	13.8
Health Care	13.1
Consumer Discretionary	8.9
Materials	6.9
Communication Services	6.5
Consumer Staples	6.0
Real Estate	4.8
Utilities	0.7

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

Japan	28.3%
United Kingdom	10.7
Switzerland	9.6
France	9.5
Netherlands	6.9
Germany	6.7
Australia	5.0
Hong Kong	4.2
Denmark	4.1
Sweden	4.1
Singapore	2.0
Spain	2.0
Finland	1.7
Italy	1.4
Israel	1.1
Other (each representing less than 1%)	2.7

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2022	iShares® ESG Advanced MSCI EM ETF

Investment Objective

The iShares ESG Advanced MSCI EM ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market companies that have a favorable environmental, social and governance rating while applying extensive screens for company involvement in controversial activities, as represented by the MSCI Emerging Markets Choice ESG Screened 5% Issuer Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(19.91)%	1.62%	(19.91)%	3.10%
Fund Market	(20.16)	1.66	(20.16)	3.19
Index	(19.55)	2.27	(19.55)	4.36

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

The inception date of the Fund was October 6, 2020. The first day of secondary market trading was October 8, 2020.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/22)	Ending Account Value (08/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 861.60	$ 0.75		$ 1,000.00	$ 1,024.40	$ 0.82		0.16%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2022 (continued)	iShares® ESG Advanced MSCI EM ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies was positive during the reporting period, even as equity markets declined. Many emerging market countries continued to advance ESG-related regulation and legislation. In China, a new set of voluntary guidelines for ESG reporting took effect in June 2022. The Taiwan Stock Exchange imposed a reporting requirement for listed companies that mandates disclosure of greenhouse gas emissions, energy management, and other ESG-related metrics. India released a proposal for regulating ESG impact ratings that would require ratings providers to be accredited by Indian authorities.

With a negative global macro backdrop, the Index, which consists of emerging market stocks, declined significantly for the reporting period. Within China, the consumer discretionary sector detracted substantially from the Index’s return. Automobiles manufacturers, including electric car makers, declined as pandemic-related restrictions slowed production and kept customers home, constraining sales. In the internet and direct marketing retail industry, government pressure to limit food delivery fees weighed on investor sentiment. The life sciences tools and services industry in the healthcare sector declined after a Chinese biologics manufacturer appeared on a U.S. list of firms prohibited from receiving certain technology exports.

Taiwanese stocks also detracted from the Index’s return, as a weaker consumer demand outlook weighed on Taiwan’s semiconductors industry in the information technology sector. In South Korea’s communication services sector, subscription sales on messaging apps fell amid billing changes instituted by a large provider of smartphone operating systems.

In terms of relative performance, the Index outperformed the broader market, as represented by the MSCI Emerging Markets Index. Relative to the broader market the ESG selection process favors stocks with higher ESG ratings, resulting in an overweight to Financials which was a drag on performance, and an underweight to Energy and Materials, which contributed positively. Communication Services contributed the most to outperformance due to a zero-weight exposure to Chinese conglomerate Tencent Holdings which underperformed the broader market.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	33.7%
Consumer Discretionary	18.4
Information Technology	17.4
Communication Services	8.9
Consumer Staples	5.5
Health Care	5.0
Materials	4.6
Industrials	3.8
Real Estate	2.0
Utilities	0.7

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

China	31.4%
Taiwan	16.7
India	13.7
South Africa	6.3
South Korea	6.1
Brazil	4.9
Saudi Arabia	3.3
Indonesia	3.2
Thailand	2.9
Malaysia	2.3
United Arab Emirates	2.3
Qatar	1.2
Mexico	1.1
Other (each representing less than 1%)	4.6

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	9

Schedule of Investments August 31, 2022	iShares® ESG Advanced MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 4.9%
ASX Ltd.	9,138	$486,436
Aurizon Holdings Ltd.	92,051	232,809
BlueScope Steel Ltd.	20,968	235,257
Brambles Ltd.	68,113	573,254
Cochlear Ltd.	3,114	453,327
Computershare Ltd.	25,806	430,385
CSL Ltd.	22,525	4,505,397
Dexus	54,445	322,041
Evolution Mining Ltd.	77,577	124,670
Fortescue Metals Group Ltd.	78,869	980,150
Goodman Group	78,010	1,037,376
GPT Group (The)	97,229	277,054
IDP Education Ltd.	10,179	200,390
James Hardie Industries PLC	20,425	462,940
Lendlease Corp. Ltd.	30,084	209,641
Medibank Pvt Ltd.	137,232	345,683
Mineral Resources Ltd.	8,004	341,030
Mirvac Group	182,168	259,431
Newcrest Mining Ltd.	41,201	495,304
Northern Star Resources Ltd.	51,219	270,705
Orica Ltd.	19,535	204,339
QBE Insurance Group Ltd.	68,507	561,672
Ramsay Health Care Ltd.	8,355	407,188
REA Group Ltd.	2,287	197,227
Reece Ltd.	9,129	98,834
Scentre Group	243,988	484,876
SEEK Ltd.	16,847	237,689
Sonic Healthcare Ltd.	21,505	497,303
Stockland	114,753	282,277
Suncorp Group Ltd.	59,348	438,300
Transurban Group	143,065	1,357,324
Vicinity Centres	181,957	238,220
WiseTech Global Ltd.	6,769	267,372

		17,515,901

Austria — 0.1%
Erste Group Bank AG	15,943	358,522
voestalpine AG	5,394	108,541

		467,063

Belgium — 0.6%
Ageas SA/NV	7,263	294,700
D’ieteren Group	1,326	199,897
Elia Group SA/NV	1,566	227,495
Groupe Bruxelles Lambert SA	4,514	341,241
KBC Group NV	11,537	550,228
Proximus SADP	7,314	93,100
Umicore SA	10,007	318,083
Warehouses De Pauw CVA	7,107	216,245

		2,240,989

Brazil — 0.1%
Yara International ASA	8,106	342,863

Denmark — 4.1%
AP Moller - Maersk A/S, Class A	140	327,055
AP Moller - Maersk A/S, Class B, NVS	212	508,621
Chr Hansen Holding A/S	4,831	281,488
Demant A/S(a)	4,581	141,114
DSV A/S	8,743	1,291,936
Genmab A/S(a)	3,070	1,092,816

Security	Shares	Value

Denmark (continued)
GN Store Nord AS	5,737	$162,258
Novo Nordisk A/S, Class B	77,423	8,277,587
Novozymes A/S, Class B	9,348	536,515
Pandora A/S	4,185	251,421
Rockwool A/S, Class B	420	86,450
Tryg A/S	18,024	407,266
Vestas Wind Systems A/S	47,930	1,199,261

		14,563,788

Finland — 1.7%
Elisa OYJ	6,905	369,267
Kesko OYJ, Class B	12,974	272,942
Kone OYJ, Class B	16,079	643,039
Nokia OYJ	250,223	1,260,965
Nordea Bank Abp	160,873	1,491,590
Orion OYJ, Class B	5,080	230,328
Sampo OYJ, Class A	22,504	1,018,088
Stora Enso OYJ, Class R	25,051	372,909
Wartsila OYJ Abp	20,996	173,117

		5,832,245

France — 9.5%
Accor SA(a)	8,281	197,512
Aeroports de Paris(a)	1,380	188,964
Air Liquide SA	24,431	3,061,518
Amundi SA(b)	3,073	155,812
Arkema SA	2,835	239,335
AXA SA	88,044	2,073,579
BioMerieux	2,072	189,484
BNP Paribas SA	52,032	2,417,937
Bouygues SA	11,188	328,647
Bureau Veritas SA	14,010	347,727
Capgemini SE	7,580	1,309,657
Carrefour SA	28,429	474,494
Cie. Generale des Etablissements Michelin SCA	30,912	751,819
Covivio	2,214	123,602
Credit Agricole SA	57,024	524,830
Danone SA	30,360	1,597,552
Dassault Systemes SE	31,257	1,205,369
Edenred	11,536	583,484
Eiffage SA(c)	4,009	352,611
Eurazeo SE	2,081	124,277
Eurofins Scientific SE	6,511	450,484
Gecina SA	2,075	184,671
Getlink SE	21,548	405,771
Hermes International	1,486	1,903,217
Ipsen SA	1,877	179,886
Klepierre SA	10,276	210,784
Legrand SA	13,041	943,577
L’Oreal SA	11,285	3,875,768
Publicis Groupe SA	10,482	511,787
Sartorius Stedim Biotech	1,300	475,490
Schneider Electric SE	25,344	3,012,321
SEB SA	1,187	87,915
Societe Generale SA	37,385	824,168
Sodexo SA	4,218	322,592
Ubisoft Entertainment SA(a)	4,030	185,844
Unibail-Rodamco-Westfield(a)(c)	5,619	288,870
Valeo	9,835	187,865
Vinci SA	24,955	2,302,184
Vivendi SE	34,376	311,600

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® ESG Advanced MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Wendel SE	1,109	$87,136
Worldline SA/France(a)(b)	10,979	470,370

		33,470,510

Germany — 6.4%
adidas AG	8,026	1,190,120
Aroundtown SA	44,107	128,642
Bayerische Motoren Werke AG	15,387	1,133,693
Bechtle AG	3,534	135,386
Beiersdorf AG	4,712	475,629
Brenntag SE	7,179	470,709
Carl Zeiss Meditec AG, Bearer	1,863	231,867
Commerzbank AG(a)	47,966	319,162
Continental AG	5,325	306,583
Covestro AG(b)	9,117	274,895
Daimler Truck Holding AG(a)	20,700	530,983
Deutsche Boerse AG	8,825	1,492,082
Deutsche Lufthansa AG, Registered(a)(c)	28,014	166,551
Deutsche Post AG, Registered	46,409	1,693,888
Evonik Industries AG	10,351	192,996
GEA Group AG	6,624	230,428
Hannover Rueck SE	2,902	427,714
HeidelbergCement AG	6,908	311,948
HelloFresh SE(a)	7,392	176,491
Henkel AG & Co. KGaA	5,184	324,204
Infineon Technologies AG	60,618	1,483,254
KION Group AG	3,036	121,309
Knorr-Bremse AG	3,391	164,345
LEG Immobilien SE	3,391	256,271
Merck KGaA	6,031	1,036,005
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	6,593	1,575,205
Nemetschek SE	2,484	146,333
Puma SE	5,350	327,011
Rational AG	210	113,266
SAP SE	48,783	4,164,141
Scout24 SE(b)	3,824	220,312
Siemens Healthineers AG(b)	13,317	652,150
Symrise AG	6,287	657,835
Telefonica Deutschland Holding AG	54,309	140,983
United Internet AG, Registered(d)	4,968	112,379
Vonovia SE	33,223	899,397
Zalando SE(a)(b)	10,713	248,037

		22,532,204

Hong Kong — 4.1%
AIA Group Ltd.	570,800	5,491,802
BOC Hong Kong Holdings Ltd.	176,000	605,757
Chow Tai Fook Jewellery Group Ltd.	82,800	166,652
CK Asset Holdings Ltd.	103,500	698,600
ESR Group Ltd.(a)(b)	96,600	270,490
Futu Holdings Ltd., ADR(a)	2,760	135,488
Hang Lung Properties Ltd.	92,000	152,997
Hang Seng Bank Ltd.	34,500	540,153
HKT Trust & HKT Ltd., Class SS	138,000	185,138
Hong Kong Exchanges & Clearing Ltd.	56,800	2,288,729
Link REIT	96,600	747,590
MTR Corp. Ltd.	72,500	371,296
New World Development Co. Ltd.	69,000	224,842
Sino Land Co. Ltd.	162,000	236,897
Sun Hung Kai Properties Ltd.	69,000	810,627

Security	Shares	Value

Hong Kong (continued)
Swire Pacific Ltd., Class A	34,500	$238,903
Swire Properties Ltd.	41,400	95,415
Techtronic Industries Co. Ltd.	69,000	813,802
WH Group Ltd.(b)	379,500	258,562
Wharf Real Estate Investment Co. Ltd.	71,000	323,063

		14,656,803

Ireland — 0.7%
CRH PLC	36,544	1,349,482
Kerry Group PLC, Class A	7,666	790,531
Smurfit Kappa Group PLC	11,665	391,123

		2,531,136

Israel — 1.1%
Bank Hapoalim BM	59,424	616,075
Bank Leumi Le-Israel BM	72,908	770,727
Check Point Software Technologies Ltd.(a)	4,717	567,172
CyberArk Software Ltd.(a)	1,794	258,838
Israel Discount Bank Ltd., Class A	58,420	357,159
Mizrahi Tefahot Bank Ltd.	6,868	279,326
Nice Ltd.(a)	2,979	636,499
Wix.com Ltd.(a)	2,567	162,466
ZIM Integrated Shipping Services Ltd.	3,933	141,942

		3,790,204

Italy — 1.4%
Amplifon SpA	5,390	140,468
Assicurazioni Generali SpA	53,497	784,627
DiaSorin SpA	1,109	145,483
Ferrari NV	5,887	1,136,440
FinecoBank Banca Fineco SpA	28,399	307,058
Infrastrutture Wireless Italiane SpA(b)	15,600	144,579
Mediobanca Banca di Credito Finanziario SpA	29,082	230,210
Moncler SpA	9,269	412,394
Nexi SpA(a)(b)	24,722	202,831
Poste Italiane SpA(b)	24,655	197,043
Prysmian SpA	11,317	347,237
Recordati Industria Chimica e Farmaceutica SpA	4,842	197,554
Telecom Italia SpA/Milano(a)	463,135	95,526
Terna - Rete Elettrica Nazionale	71,286	506,787

		4,848,237

Japan — 28.2%
Advantest Corp.	7,500	424,765
Aeon Co. Ltd.	27,600	538,358
AGC Inc.(c)	6,900	234,179
Ajinomoto Co. Inc.	20,700	572,145
ANA Holdings Inc.(a)	7,000	134,584
Asahi Intecc Co. Ltd.	6,900	122,734
Asahi Kasei Corp.	59,600	435,544
Astellas Pharma Inc.	89,700	1,271,747
Azbil Corp.	6,900	196,604
Bridgestone Corp.	27,600	1,059,127
Brother Industries Ltd.	13,800	264,098
Canon Inc.	49,000	1,173,516
Capcom Co. Ltd.	6,900	188,333
Central Japan Railway Co.	6,900	812,337
Chiba Bank Ltd. (The)	20,700	111,818
Chugai Pharmaceutical Co. Ltd.	27,600	712,303
CyberAgent Inc.	20,700	201,810
Dai Nippon Printing Co. Ltd.	13,800	290,474
Daifuku Co. Ltd.	6,900	402,532
Dai-ichi Life Holdings Inc.	49,100	848,350

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) August 31, 2022	iShares® ESG Advanced MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Daiichi Sankyo Co. Ltd.	82,800	$2,488,288
Daikin Industries Ltd.	11,800	2,059,891
Daito Trust Construction Co. Ltd.	3,000	296,707
Daiwa House Industry Co. Ltd.	27,600	617,059
Daiwa House REIT Investment Corp.	69	159,514
Daiwa Securities Group Inc.	55,200	240,960
Denso Corp.	20,700	1,129,820
Dentsu Group Inc.	6,900	224,247
Disco Corp.	1,400	339,934
East Japan Railway Co.	13,800	714,794
Eisai Co. Ltd.	13,800	562,670
FANUC Corp.	8,900	1,433,783
Fast Retailing Co. Ltd.	2,600	1,520,302
FUJIFILM Holdings Corp.	17,500	888,419
Fujitsu Ltd.	9,000	1,059,059
GMO Payment Gateway Inc.	2,200	177,679
Hakuhodo DY Holdings Inc.	13,800	123,117
Hamamatsu Photonics KK	6,900	295,519
Hankyu Hanshin Holdings Inc.	13,800	413,842
Hirose Electric Co. Ltd.	1,300	184,207
Hitachi Construction Machinery Co. Ltd.	6,900	141,848
Hitachi Metals Ltd.(a)	13,900	209,150
Hoshizaki Corp.	6,900	204,988
Hoya Corp.	17,300	1,764,198
Hulic Co. Ltd.	14,000	106,091
Ibiden Co. Ltd.	6,900	218,999
Itochu Techno-Solutions Corp.	6,900	174,136
Japan Exchange Group Inc.	20,700	308,476
Japan Metropolitan Fund Invest	347	275,579
Japan Real Estate Investment Corp.	69	319,579
JFE Holdings Inc.	20,700	222,392
JSR Corp.	6,900	153,917
Kajima Corp.	20,700	217,816
Kao Corp.	21,300	922,296
KDDI Corp.	75,900	2,322,625
Keio Corp.	6,900	262,547
Keisei Electric Railway Co. Ltd.	6,900	192,484
Keyence Corp.	9,100	3,416,811
Kikkoman Corp.	6,900	421,925
Kintetsu Group Holdings Co. Ltd.	6,900	234,301
Kobayashi Pharmaceutical Co. Ltd.	2,000	113,343
Kobe Bussan Co. Ltd.	6,900	175,711
Komatsu Ltd.	41,400	866,036
Konami Group Corp.	4,800	243,598
Kubota Corp.	49,000	760,981
Kurita Water Industries Ltd.	6,900	268,461
Kyocera Corp.	13,800	767,056
Kyowa Kirin Co. Ltd.	13,800	309,323
Lixil Corp.	13,800	239,975
M3 Inc.	20,700	673,635
Mazda Motor Corp.	27,600	244,428
MEIJI Holdings Co. Ltd.	6,900	328,708
MINEBEA MITSUMI Inc.	13,800	237,182
MISUMI Group Inc.	13,900	341,191
Mitsubishi Chemical Group Corp.	56,100	294,523
Mitsubishi Electric Corp.	89,700	906,879
Mitsubishi Estate Co. Ltd.	56,100	755,491
Mitsubishi HC Capital Inc.	27,900	135,211
Mitsubishi UFJ Financial Group Inc.	558,900	2,897,308
Mitsui Chemicals Inc.	6,900	155,012

Security	Shares	Value

Japan (continued)
Mitsui Fudosan Co. Ltd.	42,100	$852,130
MonotaRO Co. Ltd.	13,800	247,603
MS&AD Insurance Group Holdings Inc.	20,700	617,604
Murata Manufacturing Co. Ltd.	27,600	1,486,161
NEC Corp.	11,600	423,071
NGK Insulators Ltd.	6,900	98,515
Nidec Corp.	21,200	1,408,358
Nihon M&A Center Holdings Inc.	14,500	179,702
Nintendo Co. Ltd.	5,200	2,128,603
Nippon Building Fund Inc.	69	343,686
Nippon Paint Holdings Co. Ltd.	34,500	266,076
Nippon Prologis REIT Inc.	69	173,585
Nippon Telegraph & Telephone Corp.	55,200	1,496,156
Nippon Yusen KK	6,900	526,292
Nissan Chemical Corp.	6,900	351,146
Nissin Foods Holdings Co. Ltd.	2,100	150,247
Nitori Holdings Co. Ltd.	3,800	363,286
Nitto Denko Corp.	6,900	425,266
Nomura Holdings Inc.	138,000	499,683
Nomura Real Estate Holdings Inc.	7,000	171,975
Nomura Real Estate Master Fund Inc.	207	253,174
Nomura Research Institute Ltd.	13,800	371,410
NTT Data Corp.	28,100	395,433
Obayashi Corp.	28,100	194,356
Odakyu Electric Railway Co. Ltd.	13,800	188,522
Oji Holdings Corp.	35,100	140,045
Omron Corp.	6,900	363,121
Ono Pharmaceutical Co. Ltd.	13,800	329,408
Open House Group Co. Ltd.	6,900	270,052
Oriental Land Co. Ltd./Japan	9,200	1,371,604
Otsuka Corp.	6,900	223,035
Otsuka Holdings Co. Ltd.	20,700	676,115
Pan Pacific International Holdings Corp.	18,200	326,792
Persol Holdings Co. Ltd.	7,000	140,519
Rakuten Group Inc.	41,400	200,925
Recruit Holdings Co. Ltd.	69,000	2,193,551
Renesas Electronics Corp.(a)	55,200	522,664
Resona Holdings Inc.	96,600	355,608
Ricoh Co. Ltd.	27,600	216,921
Rohm Co. Ltd.	4,100	306,754
SCSK Corp.	6,900	112,355
Secom Co. Ltd.	9,500	605,238
Seiko Epson Corp.	13,800	216,851
Sekisui Chemical Co. Ltd.	13,800	188,140
Sekisui House Ltd.	28,100	477,830
SG Holdings Co. Ltd.	13,800	228,897
Sharp Corp./Japan	13,800	98,788
Shimadzu Corp.	13,800	403,044
Shimizu Corp.	27,600	151,344
Shin-Etsu Chemical Co. Ltd.	17,700	2,055,549
Shionogi & Co. Ltd.	13,800	673,783
Shiseido Co. Ltd.	20,700	781,918
Shizuoka Bank Ltd. (The)	21,000	121,524
SoftBank Corp.	131,100	1,437,280
SoftBank Group Corp.	55,200	2,186,556
Sompo Holdings Inc.	13,800	591,692
Sony Group Corp.	59,200	4,706,594
Square Enix Holdings Co. Ltd.	6,900	299,605
SUMCO Corp.	13,800	187,306
Sumitomo Chemical Co. Ltd.	69,000	271,606

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® ESG Advanced MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Sumitomo Metal Mining Co. Ltd.	13,800	$434,239
Sumitomo Mitsui Financial Group Inc.	62,100	1,873,138
Sumitomo Realty & Development Co. Ltd.	14,700	359,502
Suntory Beverage & Food Ltd.	6,900	252,034
Sysmex Corp.	6,900	421,776
T&D Holdings Inc.	20,700	226,069
Taisei Corp.	6,900	209,205
TDK Corp.	20,700	723,718
Terumo Corp.	27,600	886,006
TIS Inc.	10,600	301,853
Tobu Railway Co. Ltd.	6,900	163,020
Tokio Marine Holdings Inc.	28,300	1,568,368
Tokyo Electron Ltd.	7,200	2,258,186
Tokyu Corp.	27,600	328,102
Toppan Inc.	13,800	216,724
Toray Industries Inc.	62,100	354,370
Tosoh Corp.	13,800	178,432
TOTO Ltd.	6,900	237,835
Trend Micro Inc/Japan	6,900	424,820
Unicharm Corp.	20,700	719,360
USS Co. Ltd.	13,800	243,527
Welcia Holdings Co. Ltd.	3,000	62,830
West Japan Railway Co.	6,900	268,537
Yakult Honsha Co. Ltd.	6,900	408,105
Yamaha Corp.	6,900	269,161
Yamaha Motor Co. Ltd.	13,800	285,995
Yamato Holdings Co. Ltd.	13,800	215,129
Yaskawa Electric Corp.	13,800	449,368
Yokogawa Electric Corp.	13,800	240,856
Z Holdings Corp.	119,700	351,903
ZOZO Inc.	6,900	152,512

		99,859,113

Netherlands — 6.9%
ABN AMRO Bank NV, CVA(b)	21,964	211,006
Adyen NV(a)(b)	1,019	1,572,464
AerCap Holdings NV(a)(c)	5,934	261,393
Akzo Nobel NV	8,317	523,982
Argenx SE(a)	2,586	973,789
ASM International NV	2,159	587,009
ASML Holding NV	19,045	9,296,157
Euronext NV(b)	4,128	305,071
EXOR NV	5,254	316,318
IMCD NV	2,776	382,965
ING Groep NV	182,128	1,596,250
JDE Peet’s NV	4,902	151,154
Just Eat Takeaway.com NV(a)(b)	7,821	130,106
Koninklijke Ahold Delhaize NV	48,661	1,338,509
Koninklijke DSM NV	8,109	1,034,025
NN Group NV	13,187	541,959
OCI NV	4,547	170,707
Prosus NV	38,799	2,398,145
QIAGEN NV(a)	10,486	475,608
Randstad NV	5,869	273,324
Universal Music Group NV	34,882	692,685
Wolters Kluwer NV	12,214	1,194,441

		24,427,067

New Zealand — 0.4%
Auckland International Airport Ltd.(a)	58,380	269,235
Fisher & Paykel Healthcare Corp. Ltd.	26,988	323,092

Security	Shares	Value

New Zealand (continued)
Mercury NZ Ltd.	36,989	$130,904
Meridian Energy Ltd.	55,695	169,914
Spark New Zealand Ltd.	92,605	306,329
Xero Ltd.(a)	6,085	357,975

		1,557,449

Norway — 0.6%
Adevinta ASA(a)	13,602	110,049
DNB Bank ASA	43,472	826,576
Gjensidige Forsikring ASA	9,118	185,027
Mowi ASA	18,592	381,168
Orkla ASA	35,328	295,833
Telenor ASA	33,475	366,317

		2,164,970

Portugal — 0.1%
Jeronimo Martins SGPS SA	12,424	275,462

Singapore — 2.0%
Ascendas Real Estate Investment Trust	158,899	320,246
CapitaLand Integrated Commercial Trust	252,381	373,277
Capitaland Investment Ltd./Singapore	124,900	328,834
City Developments Ltd.	21,100	122,511
DBS Group Holdings Ltd.	85,000	1,979,096
Grab Holdings Ltd., Class A(a)	60,627	172,787
Oversea-Chinese Banking Corp. Ltd.	159,300	1,373,029
Singapore Airlines Ltd.(a)	56,000	212,624
Singapore Exchange Ltd.	34,500	234,117
Singapore Telecommunications Ltd.	387,100	726,725
United Overseas Bank Ltd.	55,200	1,076,370
UOL Group Ltd.	21,100	104,399
Venture Corp. Ltd.(c)	13,800	180,295

		7,204,310

South Korea — 0.1%
Delivery Hero SE(a)(b)	7,377	306,154

Spain — 2.0%
Acciona SA	1,242	243,266
ACS Actividades de Construccion y Servicios SA	10,948	243,917
Aena SME SA(a)(b)	3,745	459,967
Amadeus IT Group SA(a)	21,199	1,119,082
CaixaBank SA	205,923	621,785
Cellnex Telecom SA(b)	25,898	1,008,538
EDP Renovaveis SA	13,938	338,027
Ferrovial SA	23,700	594,275
Grifols SA(a)	12,903	155,978
Industria de Diseno Textil SA	51,434	1,110,534
Red Electrica Corp. SA	7,817	142,916
Telefonica SA	250,566	1,034,090

		7,072,375

Sweden — 4.0%
Alleima AB, NVS	10,173	40,846
Assa Abloy AB, Class B	47,371	959,451
Atlas Copco AB, Class A	127,109	1,290,286
Atlas Copco AB, Class B	69,525	633,080
Electrolux AB, Class B	9,833	124,339
Embracer Group AB(a)(c)	33,489	207,781
Epiroc AB, Class A	29,075	444,871
Epiroc AB, Class B	20,360	277,178
EQT AB	13,739	307,724
Essity AB, Class B	28,774	638,301
Fastighets AB Balder, Class B(a)	27,417	151,402

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) August 31, 2022	iShares® ESG Advanced MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Getinge AB, Class B	11,152	$206,552
H & M Hennes & Mauritz AB, Class B	35,986	373,727
Hexagon AB, Class B	90,811	928,001
Holmen AB, Class B	4,479	192,169
Husqvarna AB, Class B	20,016	134,676
Industrivarden AB, Class A	6,230	138,069
Industrivarden AB, Class C	7,345	161,134
Indutrade AB	13,051	241,652
Investment AB Latour, Class B	6,348	125,051
Investor AB, Class A	20,359	338,381
Investor AB, Class B	88,625	1,396,837
Kinnevik AB, Class B(a)	10,492	149,312
Lifco AB, Class B	10,352	160,799
Nibe Industrier AB, Class B	70,481	660,036
Sagax AB, Class B	9,091	195,520
Sandvik AB	49,625	773,679
Skandinaviska Enskilda Banken AB, Class A	76,214	759,754
SKF AB, Class B	17,074	255,983
Svenska Cellulosa AB SCA, Class B	27,746	415,732
Svenska Handelsbanken AB, Class A	68,866	564,024
Swedish Orphan Biovitrum AB(a)	7,797	172,324
Tele2 AB, Class B	27,395	291,750
Telia Co. AB	125,861	442,997
Volvo Car AB, Class B(a)(c)	28,471	173,429

		14,326,847

Switzerland — 9.6%
ABB Ltd., Registered	75,997	2,094,752
Adecco Group AG, Registered	7,628	241,812
Alcon Inc.	23,539	1,549,877
Bachem Holding AG, Class A	1,745	120,835
Baloise Holding AG, Registered	2,298	331,644
Clariant AG, Registered(a)	9,319	172,060
Coca-Cola HBC AG, Class DI	9,601	219,088
Geberit AG, Registered	1,694	782,704
Givaudan SA, Registered	449	1,432,568
Julius Baer Group Ltd.	10,025	484,405
Kuehne + Nagel International AG, Registered	2,564	592,569
Logitech International SA, Registered	7,910	393,569
Lonza Group AG, Registered	3,458	1,844,220
Novartis AG, Registered	100,983	8,168,315
Partners Group Holding AG	1,069	1,031,856
Schindler Holding AG, Participation Certificates, NVS	2,277	397,631
Schindler Holding AG, Registered	552	93,289
SGS SA, Registered	303	667,262
SIG Group AG	14,007	329,290
Sika AG, Registered	6,725	1,513,089
Sonova Holding AG, Registered	2,565	675,810
STMicroelectronics NV	31,675	1,103,879
Straumann Holding AG, Registered	5,325	583,528
Swiss Life Holding AG, Registered	1,457	761,540
Swiss Prime Site AG, Registered	3,665	315,198
Swiss Re AG	14,233	1,106,696
Swisscom AG, Registered	1,247	644,736
Temenos AG, Registered	3,044	249,286
UBS Group AG, Registered	164,634	2,608,908
VAT Group AG(b)	1,247	298,166
Zurich Insurance Group AG	7,028	3,119,725

		33,928,307

Security	Shares	Value

United Kingdom — 10.6%
3i Group PLC	45,900	$646,102
abrdn PLC	103,935	176,632
Admiral Group PLC	7,884	193,937
Antofagasta PLC	18,496	235,341
Ashtead Group PLC	21,254	1,044,163
Auto Trader Group PLC(b)	43,472	328,243
AVEVA Group PLC	5,737	186,042
Aviva PLC	128,833	625,000
Barratt Developments PLC	49,555	245,336
Berkeley Group Holdings PLC	5,058	214,121
British Land Co. PLC (The)	42,022	209,615
Bunzl PLC	15,531	515,073
Burberry Group PLC	18,151	367,171
CNH Industrial NV	47,683	580,544
Coca-Cola Europacific Partners PLC	9,945	488,996
Compass Group PLC	83,598	1,798,281
Croda International PLC	6,348	494,794
Ferguson PLC	10,008	1,159,008
Halma PLC	17,757	427,144
Hikma Pharmaceuticals PLC	7,042	107,325
HSBC Holdings PLC	941,992	5,771,437
Informa PLC	68,935	436,127
InterContinental Hotels Group PLC	8,791	477,230
Intertek Group PLC	7,529	345,570
J Sainsbury PLC	83,602	197,331
JD Sports Fashion PLC	121,572	159,020
Kingfisher PLC	97,783	262,671
Land Securities Group PLC	33,655	253,840
Legal & General Group PLC	267,953	784,853
Lloyds Banking Group PLC	3,270,840	1,657,517
London Stock Exchange Group PLC	15,489	1,452,892
M&G PLC	121,580	275,918
Mondi PLC	22,082	374,851
NatWest Group PLC, NVS	249,326	711,493
Next PLC	6,082	409,573
Ocado Group PLC(a)	25,211	211,876
Pearson PLC	30,719	307,435
Persimmon PLC	15,253	260,996
Phoenix Group Holdings PLC	35,820	250,188
Prudential PLC	128,349	1,347,044
Reckitt Benckiser Group PLC	33,328	2,571,641
RELX PLC	90,560	2,374,946
Rentokil Initial PLC	90,122	544,289
Sage Group PLC (The)	47,818	396,349
Schroders PLC	6,094	189,561
Segro PLC	57,454	626,994
Severn Trent PLC	13,190	426,058
Spirax-Sarco Engineering PLC	3,381	412,740
St. James’s Place PLC	25,425	325,438
Standard Chartered PLC	118,303	819,384
Taylor Wimpey PLC	163,254	204,808
United Utilities Group PLC	33,541	411,088
Vodafone Group PLC	1,259,559	1,686,363
Whitbread PLC	9,799	284,008
WPP PLC	51,546	443,968

		37,708,365

Total Common Stocks — 99.2% (Cost: $424,983,269)		351,622,362

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® ESG Advanced MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks

Germany — 0.3%
Bayerische Motoren Werke AG, Preference Shares, NVS	2,548	$177,147
Henkel AG & Co. KGaA, Preference Shares, NVS	8,060	520,141
Sartorius AG, Preference Shares, NVS	1,158	482,452

		1,179,740

Total Preferred Stocks — 0.3% (Cost: $1,514,963)		1,179,740

Total Long-Term Investments — 99.5% (Cost: $426,498,232)		352,802,102

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(e)(f)(g)	1,630,636	1,631,126
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(e)(f)	30,000	30,000

Total Short-Term Securities — 0.5% (Cost: $1,660,521)		1,661,126

Total Investments in Securities — 100.0% (Cost: $428,158,753)		354,463,228

Liabilities in Excess of Other Assets — (0.0)%		(30,764)

Net Assets — 100.0%		$354,432,464

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$27,552	$1,603,634	(a)	$—	$(665)	$605	$1,631,126	1,630,636	$7,965	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	20,000	10,000	(a)	—	—	—	30,000	30,000	544		—

					$(665)	$605	$1,661,126		$8,509		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Mini TOPIX Index	53	09/08/22	$743	$6,350

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) August 31, 2022	iShares® ESG Advanced MSCI EAFE ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Euro STOXX 50 Index	26	09/16/22	$917	$(19,479)

				$(13,129)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$6,350	$—	$—	$—	$6,350

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$19,479	$—	$—	$—	$19,479

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(108,861)	$—	$—	$—	$(108,861)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(14,867)	$—	$—	$—	$(14,867)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,525,897

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® ESG Advanced MSCI EAFE ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$2,229,928	$349,392,434	$—	$351,622,362
Preferred Stocks	—	1,179,740	—	1,179,740
Money Market Funds	1,661,126	—	—	1,661,126

	$3,891,054	$350,572,174	$—	$354,463,228

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$6,350	$—	$6,350
Liabilities
Futures Contracts	—	(19,479)	—	(19,479)

	$—	$(13,129)	$—	$(13,129)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments August 31, 2022	iShares® ESG Advanced MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 2.9%
Americanas SA	7,511	$23,591
Atacadao SA	6,100	23,157
B3 SA - Brasil, Bolsa, Balcao	75,410	171,768
Banco Bradesco SA	19,128	58,240
Banco do Brasil SA	10,640	85,265
Banco Santander Brasil SA	4,830	27,268
CCR SA	15,030	39,840
Cia. de Saneamento Basico do Estado de Sao Paulo	4,240	40,058
Energisa SA	2,370	19,266
Hypera SA	5,059	41,883
Localiza Rent a Car SA	9,160	107,087
Lojas Renner SA	12,380	62,990
Natura & Co. Holding SA	10,960	30,379
Rede D’Or Sao Luiz SA(a)	4,920	31,521
Rumo SA	16,030	62,272
Telefonica Brasil SA	6,000	47,447
Tim SA	10,620	24,149
TOTVS SA	6,660	36,549
WEG SA	20,850	113,380

		1,046,110

Chile — 0.4%
Banco de Chile	566,750	53,769
Banco de Credito e Inversiones SA	715	21,061
Banco Santander Chile	798,571	32,076
Falabella SA	10,190	24,013

		130,919

China — 31.3%
360 Security Technology Inc., Class A	5,489	5,794
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	2,000	5,859
3SBio Inc.(a)	15,000	9,973
AAC Technologies Holdings Inc.	10,000	18,526
Agricultural Bank of China Ltd., Class A	63,000	25,967
Agricultural Bank of China Ltd., Class H	354,000	115,674
Alibaba Group Holding Ltd.(b)	157,000	1,873,095
Alibaba Health Information Technology Ltd.(b)	60,000	34,384
A-Living Smart City Services Co. Ltd., Class A(a)	7,500	7,726
Baidu Inc.(b)	27,240	486,250
Bank of China Ltd., Class A	23,000	10,111
Bank of China Ltd., Class H	980,000	341,989
Bank of Communications Co. Ltd., Class A	28,000	18,538
Bank of Communications Co. Ltd., Class H	110,000	62,675
Bank of Hangzhou Co. Ltd., Class A	4,000	8,280
Bank of Nanjing Co. Ltd., Class A	8,000	12,279
Bank of Ningbo Co. Ltd., Class A	5,000	21,495
Bank of Shanghai Co. Ltd., Class A	9,000	7,686
BeiGene Ltd., ADR(b)	580	99,563
Beijing Enterprises Water Group Ltd.	40,000	10,275
Beijing Shiji Information Technology Co. Ltd., Class A	1,428	2,690
Beijing Sinnet Technology Co. Ltd., Class A	1,100	1,473
Bosideng International Holdings Ltd.	40,000	22,460
BYD Electronic International Co. Ltd.	10,000	26,421
CanSino Biologics Inc., Class H(a)	2,000	12,483
China CITIC Bank Corp. Ltd., Class H	110,000	47,158
China Conch Venture Holdings Ltd.	20,000	40,816
China Construction Bank Corp., Class A	6,000	4,787
China Construction Bank Corp., Class H	1,190,000	735,638
China Everbright Bank Co. Ltd., Class A	28,000	11,612

Security	Shares	Value

China (continued)
China Everbright Bank Co. Ltd., Class H	40,000	$12,263
China Feihe Ltd.(a)	40,000	33,106
China Galaxy Securities Co. Ltd., Class A	6,000	8,574
China Galaxy Securities Co. Ltd., Class H	35,000	19,135
China International Capital Corp. Ltd., Class A	400	2,404
China International Capital Corp. Ltd., Class H(a)	20,000	35,186
China Jushi Co. Ltd., Class A	3,171	6,597
China Lesso Group Holdings Ltd.	10,000	11,886
China Life Insurance Co. Ltd., Class A	2,000	8,889
China Life Insurance Co. Ltd., Class H	90,000	129,346
China Medical System Holdings Ltd.	20,000	29,600
China Mengniu Dairy Co. Ltd.	40,000	181,131
China Minsheng Banking Corp. Ltd., Class A	24,976	13,001
China Minsheng Banking Corp. Ltd., Class H	75,000	23,857
China Railway Signal & Communication Corp. Ltd., Class A	4,200	2,688
China Resources Land Ltd.	40,000	164,358
China Resources Mixc Lifestyle Services Ltd.(a)	8,000	36,278
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	1,000	5,702
China Ruyi Holdings Ltd.(b)	40,000	10,151
China Southern Airlines Co. Ltd., Class A(b)	6,900	6,412
China Southern Airlines Co. Ltd., Class H(b)	20,000	10,795
China Three Gorges Renewables Group Co. Ltd., Class A	21,000	18,486
China Vanke Co. Ltd., Class A	8,000	19,232
China Vanke Co. Ltd., Class H	20,000	39,045
China Zheshang Bank Co. Ltd., Class A(b)	11,000	5,168
CIFI Holdings Group Co. Ltd.	41,600	10,529
CMOC Group Ltd., Class A	20,000	14,190
CMOC Group Ltd., Class H	30,000	13,377
Contemporary Amperex Technology Co. Ltd., Class A(b)	1,700	117,834
Country Garden Services Holdings Co. Ltd.	20,000	39,303
CSC Financial Co. Ltd., Class A	3,000	11,513
CSPC Pharmaceutical Group Ltd.	100,000	101,442
Dali Foods Group Co. Ltd.(a)	25,000	11,429
Dongfeng Motor Group Co. Ltd., Class H	40,000	25,362
Far East Horizon Ltd.	20,000	15,151
Fuyao Glass Industry Group Co. Ltd., Class A	1,700	9,597
Fuyao Glass Industry Group Co. Ltd., Class H(a)	8,000	38,175
GDS Holdings Ltd., ADR(b)	250	6,810
GDS Holdings Ltd., Class A(b)	9,000	30,738
Geely Automobile Holdings Ltd.	70,000	140,645
GEM Co. Ltd., Class A	3,800	4,575
Genscript Biotech Corp.(b)	14,000	44,971
Great Wall Motor Co. Ltd., Class A	2,000	9,643
Great Wall Motor Co. Ltd., Class H	40,000	60,013
Greentown Service Group Co. Ltd.	20,000	14,449
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	1,024	4,027
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	400	3,852
Guolian Securities Co. Ltd., Class A	2,000	3,198
Haitong Securities Co. Ltd., Class A	10,000	13,674
Haitong Securities Co. Ltd., Class H	28,000	18,332
Hangzhou Robam Appliances Co. Ltd., Class A	1,000	3,628
Hangzhou Tigermed Consulting Co. Ltd., Class H(a)	2,000	19,802
Hansoh Pharmaceutical Group Co. Ltd.(a)	20,000	39,903
Hopson Development Holdings Ltd.	9,900	13,612
Huadong Medicine Co. Ltd., Class A	1,700	10,325
Huatai Securities Co. Ltd., Class A	6,000	11,367
Huatai Securities Co. Ltd., Class H(a)	18,000	24,059
Huaxia Bank Co. Ltd., Class A	9,000	6,685

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® ESG Advanced MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Hundsun Technologies Inc., Class A	1,378	$6,679
Hygeia Healthcare Holdings Co. Ltd.(a)(b)	4,000	21,590
Industrial & Commercial Bank of China Ltd., Class A	47,000	29,766
Industrial & Commercial Bank of China Ltd., Class H	693,000	352,074
Industrial Bank Co. Ltd., Class A	15,000	37,001
Industrial Securities Co. Ltd., Class A(b)	8,060	7,211
Jafron Biomedical Co. Ltd., Class A	700	4,745
Jinxin Fertility Group Ltd.(a)	20,000	13,024
Jiumaojiu International Holdings Ltd.(a)	10,000	19,674
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	1,000	1,576
Keda Industrial Group Co. Ltd.	1,000	2,620
Kingdee International Software Group Co. Ltd.(b)	30,000	58,227
Legend Biotech Corp., ADR(b)	600	27,894
Lenovo Group Ltd.	80,000	65,889
Li Auto Inc., ADR(b)(c)	6,750	194,197
Longfor Group Holdings Ltd.(a)	25,000	81,144
LONGi Green Energy Technology Co. Ltd., Class A	5,600	41,205
Meituan, Class B(a)(b)	54,000	1,296,929
Microport Scientific Corp.(b)	8,000	15,897
Ming Yang Smart Energy Group Ltd., Class A	2,000	7,728
Ming Yuan Cloud Group Holdings Ltd.	10,000	8,196
NetEase Inc.	26,075	465,631
NIO Inc., ADR(b)	16,930	332,894
Orient Securities Co. Ltd., Class A	5,400	6,741
Ovctek China Inc., Class A	1,000	6,149
People’s Insurance Co. Group of China Ltd. (The), Class H	100,000	30,906
Pharmaron Beijing Co. Ltd., Class A	1,000	9,852
Pharmaron Beijing Co. Ltd., Class H(a)	2,000	13,229
Ping An Healthcare and Technology Co. Ltd.(a)(b)	6,000	16,243
Pop Mart International Group Ltd.(a)	8,000	20,674
Postal Savings Bank of China Co. Ltd., Class A	17,000	11,064
Postal Savings Bank of China Co. Ltd., Class H(a)	100,000	59,697
Sangfor Technologies Inc., Class A	700	9,742
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	32,000	43,410
Shanghai Electric Group Co. Ltd., Class A(b)	9,483	5,806
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	2,000	11,658
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	5,000	16,085
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	2,000	4,993
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	9,000	13,084
Shanghai Pudong Development Bank Co. Ltd., Class A	21,000	22,057
Shengyi Technology Co. Ltd., Class A	2,000	4,589
Shenzhen Inovance Technology Co. Ltd., Class A	2,050	17,721
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	1,000	43,041
Shenzhou International Group Holdings Ltd.	10,000	104,513
Sino Biopharmaceutical Ltd.	130,000	68,278
Sinopharm Group Co. Ltd., Class H	16,000	35,645
Sungrow Power Supply Co. Ltd., Class A	1,000	16,001
Sunny Optical Technology Group Co. Ltd.	9,000	122,872
TCL Technology Group Corp., Class A	11,000	6,581
Titan Wind Energy Suzhou Co. Ltd., Class A	1,000	1,991
Tongcheng Travel Holdings Ltd.(b)	16,000	32,771
Topsports International Holdings Ltd.(a)	20,000	15,786
Transfar Zhilian Co. Ltd., Class A	3,000	2,412
Trip.com Group Ltd., ADR(b)(c)	6,730	173,096
Unisplendour Corp. Ltd., Class A	2,000	4,986
Vipshop Holdings Ltd., ADR(b)	5,370	62,346
Want Want China Holdings Ltd.	60,000	42,265
Wharf Holdings Ltd. (The)	20,000	75,319
WuXi AppTec Co. Ltd., Class A	2,060	26,599
WuXi AppTec Co. Ltd., Class H(a)	4,040	45,608

Security	Shares	Value

China (continued)
Wuxi Biologics Cayman Inc., New(a)(b)	45,000	$396,994
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	2,000	3,693
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	10,000	14,902
Xinyi Solar Holdings Ltd.	60,000	82,513
XPeng Inc., ADR(b)	5,190	96,119
Yadea Group Holdings Ltd.(a)	20,000	38,148
Yonyou Network Technology Co. Ltd., Class A	3,000	8,677
Yum China Holdings Inc.	5,190	260,071
Yunnan Baiyao Group Co. Ltd., Class A	1,540	11,647
Zhejiang Expressway Co. Ltd., Class H	20,000	15,238
Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A	700	4,149
Zhejiang Weixing New Building Materials Co. Ltd., Class A	700	2,109
Zhongsheng Group Holdings Ltd.	10,000	47,284
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	5,000	4,158
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	18,000	8,114

		11,096,594

Colombia — 0.1%
Bancolombia SA	3,530	27,258
Interconexion Electrica SA ESP	5,190	22,464

		49,722

Czech Republic — 0.1%
Komercni Banka AS	960	22,484
Moneta Money Bank AS(a)	3,920	12,425

		34,909

Egypt — 0.1%
Commercial International Bank Egypt SAE	20,445	40,492

Greece — 0.3%
Alpha Services and Holdings SA(b)	28,059	25,913
Eurobank Ergasias Services and Holdings SA, Class A(b)	33,799	31,359
Hellenic Telecommunications Organization SA	2,386	37,958
National Bank of Greece SA(b)	7,040	22,720

		117,950

Hungary — 0.3%
OTP Bank Nyrt	2,810	59,760
Richter Gedeon Nyrt	1,670	33,671

		93,431

India — 13.7%
Adani Green Energy Ltd.(b)	3,900	117,842
Apollo Hospitals Enterprise Ltd.	1,240	66,623
Asian Paints Ltd.	4,740	199,548
AU Small Finance Bank Ltd.(a)	2,110	16,594
Axis Bank Ltd.	28,031	261,235
Bajaj Auto Ltd.	850	43,294
Bajaj Finance Ltd.	3,360	303,244
Bandhan Bank Ltd.(a)	7,750	26,747
Berger Paints India Ltd.	2,989	24,998
Bharti Airtel Ltd.	27,060	245,121
Britannia Industries Ltd.	1,340	62,700
Cholamandalam Investment and Finance Co. Ltd.	5,150	50,455
Colgate-Palmolive India Ltd.	1,550	32,545
Dabur India Ltd.	7,410	54,029
Eicher Motors Ltd.	1,670	69,698
Havells India Ltd.	3,050	52,801
HCL Technologies Ltd.	13,370	155,518
HDFC Life Insurance Co. Ltd.(a)	11,680	83,701
Hero MotoCorp Ltd.	1,380	48,611

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2022	iShares® ESG Advanced MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Hindustan Unilever Ltd.	10,160	$336,357
ICICI Lombard General Insurance Co. Ltd.(a)	3,042	48,865
ICICI Prudential Life Insurance Co. Ltd.(a)	4,440	32,778
Info Edge India Ltd.	881	47,392
Infosys Ltd.	41,522	765,296
Kotak Mahindra Bank Ltd.	6,880	163,222
Mahindra & Mahindra Ltd.	10,680	173,343
Marico Ltd.	6,290	41,293
Mphasis Ltd.	1,040	27,360
Nestle India Ltd.	410	102,081
PI Industries Ltd.	950	40,621
Piramal Pharma Ltd., NVS	5,600	15,045
SBI Cards & Payment Services Ltd.	2,980	34,169
Shriram Transport Finance Co. Ltd.	2,370	39,779
Siemens Ltd.	890	31,955
State Bank of India	22,130	145,703
Tata Consultancy Services Ltd.	11,272	449,545
Tata Elxsi Ltd.	430	47,964
Tech Mahindra Ltd.	7,200	95,929
Titan Co. Ltd.	4,430	143,551
Trent Ltd.	2,280	39,877
Wipro Ltd.	16,830	86,173
Zomato Ltd.(b)	28,933	20,682

		4,844,284

Indonesia — 3.2%
Bank Central Asia Tbk PT	685,000	378,273
Bank Mandiri Persero Tbk PT	229,000	136,274
Bank Negara Indonesia Persero Tbk PT	93,000	53,342
Bank Rakyat Indonesia Persero Tbk PT	842,047	245,902
Barito Pacific Tbk PT	346,000	19,100
Kalbe Farma Tbk PT	249,700	28,236
Sumber Alfaria Trijaya Tbk PT	206,000	30,256
Telkom Indonesia Persero Tbk PT	610,000	186,801
Tower Bersama Infrastructure Tbk PT	60,000	11,391
Unilever Indonesia Tbk PT	93,000	28,740

		1,118,315

Kuwait — 0.6%
Gulf Bank KSCP	20,000	22,709
Kuwait Finance House KSCP	63,098	184,182

		206,891

Malaysia — 2.3%
AMMB Holdings Bhd	22,100	20,541
Axiata Group Bhd	32,000	21,700
CIMB Group Holdings Bhd	84,000	100,453
DiGi.Com Bhd	37,000	30,881
HAP Seng Consolidated Bhd	8,000	12,423
Hong Leong Bank Bhd	8,000	37,236
IHH Healthcare Bhd	21,000	28,984
Inari Amertron Bhd	38,000	22,617
Kuala Lumpur Kepong Bhd	5,000	25,852
Malayan Banking Bhd	59,000	118,029
Maxis Bhd	28,000	24,002
MR DIY Group M Bhd(a)	29,000	14,000
Nestle Malaysia Bhd	1,000	29,674
PPB Group Bhd	8,000	31,460
Press Metal Aluminium Holdings Bhd	46,200	48,967
Public Bank Bhd	179,000	187,957
RHB Bank Bhd	19,000	24,278
Sime Darby Bhd	32,000	16,304

Security	Shares	Value

Malaysia (continued)
Telekom Malaysia Bhd	14,000	$18,611

		813,969

Mexico — 1.1%
Arca Continental SAB de CV	5,000	34,038
Coca-Cola Femsa SAB de CV	7,000	42,799
Grupo Aeroportuario del Sureste SAB de CV, Class B	2,400	50,833
Grupo Financiero Banorte SAB de CV, Class O	32,000	188,984
Grupo Televisa SAB, CPO	30,000	37,808
Industrias Penoles SAB de CV	1,700	13,973
Kimberly-Clark de Mexico SAB de CV, Class A	18,000	24,382

		392,817

Peru — 0.3%
Credicorp Ltd.	890	114,712

Philippines — 0.7%
Bank of the Philippine Islands	22,200	37,482
BDO Unibank Inc.	25,100	57,395
Converge Information and Communications Technology Solutions Inc.(b)	27,000	8,326
Globe Telecom Inc.	300	11,194
GT Capital Holdings Inc.	1,200	10,278
Monde Nissin Corp.(a)(b)	75,000	22,011
SM Prime Holdings Inc.	141,000	94,783

		241,469

Poland — 0.7%
Allegro.eu SA (a)(b)	4,570	23,970
Bank Polska Kasa Opieki SA	2,264	31,320
CD Projekt SA	870	15,515
KGHM Polska Miedz SA	1,760	32,981
LPP SA	10	18,006
mBank SA(b)	194	8,913
Orange Polska SA	8,080	10,297
Powszechna Kasa Oszczednosci Bank Polski SA	11,110	55,423
Powszechny Zaklad Ubezpieczen SA	7,640	45,732
Santander Bank Polska SA	450	20,448

		262,605

Qatar — 1.2%
Commercial Bank PSQC (The)	39,620	78,722
Ooredoo QPSC	9,490	23,410
Qatar National Bank QPSC	56,970	318,956

		421,088

Romania — 0.1%
NEPI Rockcastle SA	5,720	30,479

Russia — 0.0%
Magnit PJSC(d)	693	—
Moscow Exchange MICEX-RTS PJSC(b)(d)	12,190	2
Novolipetsk Steel PJSC(d)	15,750	3
PhosAgro PJSC(d)	563	—
PhosAgro PJSC, New(d)	11	—
Polymetal International PLC(d)	3,451	1
Polyus PJSC(d)	329	—
TCS Group Holding PLC, GDR(b)(d)	1,183	—
VK Co. Ltd.(b)(d)	1,337	—

		6

Saudi Arabia — 3.3%
Al Rajhi Bank	24,180	578,864
Almarai Co. JSC	3,020	42,504
Bank AlBilad(b)	6,143	82,537

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® ESG Advanced MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Saudi Arabia (continued)
Dr Sulaiman Al Habib Medical Services Group Co.	1,080	$57,383
Etihad Etisalat Co.	4,550	44,302
Saudi Basic Industries Corp.	11,070	294,077
Saudi Investment Bank (The)	6,030	32,083
Savola Group (The)	3,350	29,019

		1,160,769

South Africa — 6.3%
Absa Group Ltd.	9,960	103,157
Anglo American Platinum Ltd.	650	45,376
Aspen Pharmacare Holdings Ltd.	4,650	39,905
Bid Corp. Ltd.	4,110	77,995
Bidvest Group Ltd. (The)	3,560	44,675
Capitec Bank Holdings Ltd.	1,080	128,418
Clicks Group Ltd.	2,920	50,805
Discovery Ltd.(b)	6,270	44,924
FirstRand Ltd.	62,320	232,772
Foschini Group Ltd. (The)	4,180	31,031
Gold Fields Ltd.	11,060	89,324
Growthpoint Properties Ltd.	42,260	31,432
Impala Platinum Holdings Ltd.	10,360	108,556
Kumba Iron Ore Ltd.	800	17,711
Mr. Price Group Ltd.	3,250	35,207
MTN Group Ltd.	20,890	151,203
MultiChoice Group	4,680	31,587
Naspers Ltd., Class N	2,690	379,307
Nedbank Group Ltd.	5,680	67,044
Old Mutual Ltd.	59,080	35,000
Pepkor Holdings Ltd.(a)	20,750	24,362
Remgro Ltd.	6,600	48,942
Sanlam Ltd.	21,590	67,120
Shoprite Holdings Ltd.	6,210	84,208
SPAR Group Ltd. (The)	2,420	22,122
Standard Bank Group Ltd.	16,532	147,525
Vodacom Group Ltd.	7,670	56,456
Woolworths Holdings Ltd.	12,760	41,717

		2,237,881

South Korea — 6.0%
Amorepacific Corp.	360	32,811
AMOREPACIFIC Group	350	9,060
BGF retail Co. Ltd.	100	11,978
CJ CheilJedang Corp.	100	30,334
CJ Corp.	170	9,891
CJ ENM Co. Ltd.	130	9,554
Coway Co. Ltd.	690	32,737
DB Insurance Co. Ltd.	550	24,494
GS Engineering & Construction Corp.	830	18,566
Hana Financial Group Inc.	3,770	109,883
Hankook Tire & Technology Co. Ltd.	910	25,655
Hanon Systems	2,280	17,436
HYBE Co. Ltd.(b)	230	30,821
Hyundai Engineering & Construction Co. Ltd.	940	33,874
Kakao Corp.	3,850	209,069
KB Financial Group Inc.	4,820	176,937
LG Corp.	1,150	70,174
LG Display Co. Ltd.	2,880	33,284
LG Electronics Inc.	1,310	98,027
LG H&H Co. Ltd.	120	63,545
Lotte Chemical Corp.	217	28,176
Mirae Asset Securities Co. Ltd.	3,950	19,264

Security	Shares	Value

South Korea (continued)
NCSoft Corp.	200	$56,202
Netmarble Corp.(a)	270	12,730
POSCO Chemical Co. Ltd.	337	41,894
Samsung Fire & Marine Insurance Co. Ltd.	380	55,227
Samsung Life Insurance Co. Ltd.	990	45,692
Samsung SDS Co. Ltd.	413	39,416
Samsung Securities Co. Ltd.	740	18,630
Shinhan Financial Group Co. Ltd.	5,750	155,787
SK Biopharmaceuticals Co. Ltd.(b)	380	20,203
SK Chemicals Co. Ltd.	145	10,511
SK Hynix Inc.	6,750	474,578
SKC Co. Ltd.	260	23,618
Woori Financial Group Inc.	6,808	61,585
Yuhan Corp.	620	26,220

		2,137,863

Taiwan — 16.6%
Accton Technology Corp.	7,000	64,460
Acer Inc.	40,000	28,729
ASE Technology Holding Co. Ltd.	40,000	111,280
Asustek Computer Inc.	10,000	83,210
AUO Corp.	100,000	54,603
Cathay Financial Holding Co. Ltd.	100,000	145,483
Chailease Holding Co. Ltd.	17,315	111,175
Chang Hwa Commercial Bank Ltd.	60,600	35,003
China Airlines Ltd.	30,000	22,192
China Development Financial Holding Corp.	190,000	83,010
China Steel Corp.	150,000	142,060
Chunghwa Telecom Co. Ltd.	50,000	198,404
Compal Electronics Inc.	50,000	37,228
CTBC Financial Holding Co. Ltd.	220,000	168,510
Delta Electronics Inc.	25,000	214,041
E Ink Holdings Inc.	10,000	77,758
E.Sun Financial Holding Co. Ltd.	160,232	147,639
Eclat Textile Co. Ltd.	2,000	29,273
Eva Airways Corp.	30,000	32,831
Evergreen Marine Corp. Taiwan Ltd.	30,000	85,972
Far Eastern New Century Corp.	40,000	42,862
Far EasTone Telecommunications Co. Ltd.	20,000	49,051
First Financial Holding Co. Ltd.	133,059	115,439
Fubon Financial Holding Co. Ltd.	90,143	169,023
Hotai Motor Co. Ltd.	3,000	60,113
Hua Nan Financial Holdings Co. Ltd.	105,037	79,725
Innolux Corp.	120,000	47,267
Lite-On Technology Corp.	20,000	43,041
MediaTek Inc.	19,000	411,098
Mega Financial Holding Co. Ltd.	133,250	156,292
Micro-Star International Co. Ltd.	10,000	37,436
President Chain Store Corp.	7,000	61,513
Shanghai Commercial & Savings Bank Ltd. (The)	40,000	65,108
SinoPac Financial Holdings Co. Ltd.	131,200	74,379
Taishin Financial Holding Co. Ltd.	137,941	68,464
Taiwan Cement Corp.	70,994	91,390
Taiwan Cooperative Financial Holding Co. Ltd.	120,165	108,520
Taiwan Mobile Co. Ltd.	20,000	65,373
Taiwan Semiconductor Manufacturing Co. Ltd.	108,180	1,706,639
Unimicron Technology Corp.	16,000	78,396
United Microelectronics Corp.	150,000	199,570
Vanguard International Semiconductor Corp.	10,000	24,175
Voltronic Power Technology Corp.	1,000	57,002
Win Semiconductors Corp.	4,000	23,233

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2022	iShares® ESG Advanced MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
WPG Holdings Ltd.	20,000	$33,635
Yageo Corp.	5,000	53,476
Yuanta Financial Holding Co. Ltd.	123,600	82,045

		5,877,126

Thailand — 2.9%
Advanced Info Service PCL, NVDR	15,000	78,917
Airports of Thailand PCL, NVDR(b)	54,000	107,609
Asset World Corp. PCL, NVDR	101,000	15,469
Bangkok Dusit Medical Services PCL, NVDR	129,000	103,387
Berli Jucker PCL, NVDR	17,000	15,623
BTS Group Holdings PCL, NVDR	111,000	25,551
Bumrungrad Hospital PCL, NVDR	8,000	47,370
Central Pattana PCL, NVDR	26,000	49,307
Charoen Pokphand Foods PCL, NVDR	51,000	36,338
CP ALL PCL, NVDR	74,500	125,574
Delta Electronics Thailand PCL, NVDR	4,000	57,316
Home Product Center PCL, NVDR	80,000	30,476
Indorama Ventures PCL, NVDR	23,000	27,239
Intouch Holdings PCL, NVDR	14,000	27,887
Kasikornbank PCL, NVDR	8,000	33,678
Krungthai Card PCL, NVDR	14,000	23,084
Minor International PCL, NVDR(b)	41,000	36,715
SCB X PCL, NVS	12,000	36,274
Siam Cement PCL (The), NVDR	10,000	98,100
Thai Union Group PCL, NVDR(c)	36,000	17,262
True Corp. PCL, NVDR	156,000	19,498

		1,012,674

Turkey — 0.3%
Akbank TAS	38,730	24,952
Haci Omer Sabanci Holding AS	12,510	17,508
Turk Hava Yollari AO(b)	6,860	27,513
Turkcell Iletisim Hizmetleri AS	14,630	17,288
Turkiye Is Bankasi AS, Class C	43,455	18,824

		106,085

United Arab Emirates — 2.2%
Abu Dhabi Commercial Bank PJSC	34,530	85,182
Abu Dhabi Islamic Bank PJSC	18,270	43,949
Emirates NBD Bank PJSC	23,540	85,396
Emirates Telecommunications Group Co. PJSC	42,850	300,047
First Abu Dhabi Bank PJSC	54,443	282,747

		797,321

Total Common Stocks — 97.0% (Cost: $38,735,536)		34,386,481

Preferred Stocks

Brazil — 1.9%
Banco Bradesco SA, Preference Shares, NVS	66,307	241,654

Security	Shares	Value

Brazil (continued)
Cia. Energetica de Minas Gerais, Preference Shares, NVS	17,230	$40,074
Itau Unibanco Holding SA, Preference Shares, NVS	59,650	295,934
Itausa SA, Preference Shares, NVS	56,970	100,199

		677,861

Chile — 0.5%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	1,770	176,955

Colombia — 0.1%
Bancolombia SA, Preference Shares, NVS	5,320	36,732

South Korea — 0.0%
LG H&H Co. Ltd., Preference Shares, NVS	20	5,451

Total Preferred Stocks — 2.5% (Cost: $772,642)		896,999

Total Long-Term Investments — 99.5% (Cost: $39,508,178)		35,283,480

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.42%(e)(f)(g)	288,571	288,657
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.07%(e)(f)	50,000	50,000

Total Short-Term Securities — 0.9% (Cost: $338,635)		338,657

Total Investments in Securities — 100.4% (Cost: $39,846,813)		35,622,137

Liabilities in Excess of Other Assets — (0.4)%		(154,296)

Net Assets — 100.0%		$35,467,841

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2022	iShares® ESG Advanced MSCI EM ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/22	Shares Held at 08/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$288,768	(a)	$—	$(133)	$22	$288,657	288,571	$918	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	50,000	(a)	—	—	—	50,000	50,000	354		—

					$(133)	$22	$338,657		$1,272		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	3	09/16/22	$147	$(503)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$503	$—	$—	$—	$503

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(13,715)	$—	$—	$—	$(13,715)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(503)	$—	$—	$—	$(503)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$85,234

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2022	iShares® ESG Advanced MSCI EM ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$3,839,989	$30,546,486	$6	$34,386,481
Preferred Stocks	891,548	5,451	—	896,999
Money Market Funds	338,657	—	—	338,657

	$5,070,194	$30,551,937	$6	$35,622,137

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(503)	$—	$—	$(503)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2022

	iShares ESG Advanced MSCI EAFE ETF	iShares ESG Advanced MSCI EM ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$352,802,102	$35,283,480
Investments, at value — affiliated(c)	1,661,126	338,657
Cash	9,537	64,886
Foreign currency, at value(d)	779,846	228,753
Cash pledged for futures contracts	140,000	5,000
Receivables:
Investments sold	9,776,879	1,166,998
Securities lending income — affiliated	1,995	92
Dividends — unaffiliated	618,200	41,116
Dividends — affiliated	94	93
Tax reclaims	348,244	706

Total assets	366,138,023	37,129,781

LIABILITIES
Collateral on securities loaned, at value	1,631,254	288,658
Deferred foreign capital gain tax	—	10,591
Payables:
Investments purchased	10,024,727	1,298,707
Variation margin on futures contracts	11,432	58
Bank borrowings	—	59,012
Investment advisory fees	38,146	4,914

Total liabilities	11,705,559	1,661,940

NET ASSETS	$354,432,464	$35,467,841

NET ASSETS CONSIST OF
Paid-in capital	$442,340,401	$41,105,302
Accumulated loss	(87,907,937)	(5,637,461)

NET ASSETS	$354,432,464	$35,467,841

NET ASSET VALUE
Shares outstanding	6,900,000	1,000,000

Net asset value	$51.37	$35.47

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$426,498,232	$39,508,178
(b) Securities loaned, at value	$1,549,215	$274,386
(c) Investments, at cost — affiliated	$1,660,521	$338,635
(d) Foreign currency, at cost	$793,237	$229,520

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statements of Operations

Year Ended August 31, 2022

	iShares ESG Advanced MSCI EAFE ETF	iShares ESG Advanced MSCI EM ETF

INVESTMENT INCOME
Dividends — unaffiliated	$10,520,413	$1,023,449
Dividends — affiliated	573	354
Securities lending income — affiliated — net	7,936	918
Foreign taxes withheld	(1,111,861)	(134,399)

Total investment income	9,417,061	890,322

EXPENSES
Investment advisory fees	395,881	49,345
Commitment fees	—	601
Interest expense	—	102

Total expenses	395,881	50,048

Net investment income	9,021,180	840,274

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(13,560,330)	(1,563,807)
Investments — affiliated	(665)	(133)
In-kind redemptions — unaffiliated(b)	774,668	—
Futures contracts	(108,861)	(13,715)
Foreign currency transactions	(250,663)	(7,706)

	(13,145,851)	(1,585,361)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	(94,571,440)	(6,759,940)
Investments — affiliated	605	22
Futures contracts	(14,867)	(503)
Foreign currency translations	(52,630)	(1,276)

	(94,638,332)	(6,761,697)

Net realized and unrealized loss	(107,784,183)	(8,347,058)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(98,763,003)	$(7,506,784)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$—	$(26,827)
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of reduction in deferred foreign capital gain tax of	$—	$61,267
See notes to financial statements.

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares ESG Advanced MSCI EAFE ETF		iShares ESG Advanced MSCI EM ETF

	Year Ended 08/31/22	Year Ended 08/31/21	Year Ended 08/31/22	Period From 10/06/20 to 08/31/21	(a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,021,180	$2,217,358	$840,274	$213,296
Net realized gain (loss)	(13,145,851)	2,107,377	(1,585,361)	152,407
Net change in unrealized appreciation (depreciation)	(94,638,332)	20,005,991	(6,761,697)	2,524,590

Net increase (decrease) in net assets resulting from operations	(98,763,003)	24,330,726	(7,506,784)	2,890,293

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(9,431,637)	(1,761,837)	(523,636)	(106,031)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	216,781,420	212,119,113	29,948,355	10,765,644

NET ASSETS
Total increase in net assets	108,586,780	234,688,002	21,917,935	13,549,906
Beginning of period	245,845,684	11,157,682	13,549,906	—

End of period	$354,432,464	$245,845,684	$35,467,841	$13,549,906

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Financial Highlights

(For a share outstanding throughout each period)

	iShares ESG Advanced MSCI EAFE ETF

			Period From
	Year Ended	Year Ended	06/16/20	(a)
	08/31/22	08/31/21	to 08/31/20

Net asset value, beginning of period	$70.24	$55.79	$51.37

Net investment income(b)	1.65	1.36	0.18
Net realized and unrealized gain (loss)(c)	(18.86)	13.91	4.24

Net increase (decrease) from investment operations	(17.21)	15.27	4.42

Distributions from net investment income(d)	(1.66)	(0.82)	—

Net asset value, end of period	$51.37	$70.24	$55.79

Total Return(e)
Based on net asset value	(24.82)%	27.47%	8.60	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.12%	0.12%	0.12	%(h)

Net investment income	2.73%	2.06%	1.64	%(h)

Supplemental Data
Net assets, end of period (000)	$354,432	$245,846	$11,158

Portfolio turnover rate(i)	18%	28%	6	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares ESG Advanced MSCI EM ETF

		Period From
	Year Ended	10/06/20	(a)
	08/31/22	to 08/31/21

Net asset value, beginning of period	$45.17	$35.39

Net investment income(b)	1.08	0.71
Net realized and unrealized gain (loss)(c)	(9.94)	9.42

Net increase (decrease) from investment operations	(8.86)	10.13

Distributions from net investment income(d)	(0.84)		(0.35)

Net asset value, end of period	$35.47	$45.17

Total Return(e)
Based on net asset value	(19.91)%	28.74	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.16%	0.16	%(h)

Net investment income	2.72%	1.83	%(h)

Supplemental Data
Net assets, end of period (000)	$35,468	$13,550

Portfolio turnover rate(i)	31%	51	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

ESG Advanced MSCI EAFE	Non-diversified
ESG Advanced MSCI EM	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

ESG Advanced MSCI EAFE
BNP Paribas SA	$349,005	$(349,005)	$—		$—
Citigroup Global Markets, Inc.	258,750	(258,750)	—		—
Goldman Sachs & Co. LLC	149,286	(149,286)	—		—
J.P. Morgan Securities LLC	302,341	(302,341)	—		—
Macquarie Bank Ltd.	48,567	(48,567)	—		—
Morgan Stanley	441,266	(441,266)	—		—

	$1,549,215	$(1,549,215)	$—		$—

ESG Advanced MSCI EM
Citigroup Global Markets, Inc.	$168,800	$(168,800)	$—		$—
Credit Suisse Securities (USA) LLC	16,399	(16,399)	—		—
Scotia Capital (USA), Inc.	89,187	(89,187)	—		—

	$274,386	$(274,386)	$—		$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

ESG Advanced MSCI EAFE	0.12%
ESG Advanced MSCI EM	0.16

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

ESG Advanced MSCI EAFE	$2,281
ESG Advanced MSCI EM	260

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

ESG Advanced MSCI EAFE	$26,359,070	$22,104,759	$(5,663,418)
ESG Advanced MSCI EM	1,669,909	1,204,051	(307,338)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2022, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

ESG Advanced MSCI EAFE	$79,752,596	$59,678,321
ESG Advanced MSCI EM	31,493,801	9,461,754

For the year ended August 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

ESG Advanced MSCI EAFE	$202,189,309	$6,499,622
ESG Advanced MSCI EM	8,083,814	—

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2022 and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2022, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

ESG Advanced MSCI EAFE	$762,675	$(762,675)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/22	Year Ended 08/31/21

ESG Advanced MSCI EAFE
Ordinary income	$9,431,637	$1,761,837

iShares ETF	Year Ended 08/31/22	Period Ended 08/31/21

ESG Advanced MSCI EM
Ordinary income	$523,636	$106,031

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of August 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

ESG Advanced MSCI EAFE	$453,858	$(12,048,286)	$(76,313,509)	$(87,907,937)
ESG Advanced MSCI EM	509,465	(1,369,975)	(4,776,951)	(5,637,461)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

ESG Advanced MSCI EAFE	$430,732,604	$4,789,071	$(81,052,097)	$(76,263,026)
ESG Advanced MSCI EM	40,387,130	1,210,712	(5,975,735)	(4,765,023)

9.	LINE OF CREDIT

The iShares ESG Advanced MSCI EM ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 11, 2023. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

For the year ended August 31, 2022, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates

ESG Advanced MSCI EM	$180,000	$5,022	1.93%

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (continued)

in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers or countries. Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/22		Year Ended 08/31/21

iShares ETF	Shares	Amount	Shares	Amount

ESG Advanced MSCI EAFE
Shares sold	3,500,000	$223,468,417	3,500,000	$224,513,155
Shares redeemed	(100,000)	(6,686,997)	(200,000)	(12,394,042)

	3,400,000	$216,781,420	3,300,000	$212,119,113

	Year Ended 08/31/22		Period Ended 08/31/21

iShares ETF	Shares	Amount	Shares	Amount

ESG Advanced MSCI EM
Shares sold	700,000	$29,948,355	400,000	$15,095,471
Shares redeemed	—	—	(100,000)	(4,329,827)

	700,000	$29,948,355	300,000	$10,765,644

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares ESG Advanced MSCI EAFE ETF(1)

iShares ESG Advanced MSCI EM ETF(2)

(1) Statement of operations for the year ended August 31, 2022 and statements of changes in net assets for each of the two years in the period ended August 31, 2022.

(2) Statement of operations for the year ended August 31, 2022 and statements of changes in net assets for the year ended August 31, 2022 and the period October 6, 2020 (commencement of operations) to August 31, 2021.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	39

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2022:

iShares ETF	Qualified Dividend Income

ESG Advanced MSCI EAFE	$9,968,507
ESG Advanced MSCI EM	524,165

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

ESG Advanced MSCI EAFE	$11,072,971	$966,516
ESG Advanced MSCI EM	1,055,638	159,899

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares ESG Advanced MSCI EAFE ETF, iShares ESG Advanced MSCI EM ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	41

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts withsubstantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share

ESG Advanced MSCI EAFE(a)	$1.658470	$—	$0.003752	$1.662222	100%	—%	0	%(b)	100%
ESG Advanced MSCI EM(a)	0.764861	—	0.070140	0.835001	92	—	8		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	43

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 378 funds as of August 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (52)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (67)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (61)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (58)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (55)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (42)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (51)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	45

Trustee and Officer Information (unaudited) (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	47

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-820-0822

(b) Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the thirty-four series of the registrant for which the fiscal year-end is August 31, 2022 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $516,300 for the fiscal year ended August 31, 2021 and $517,500 for the fiscal year ended August 31, 2022.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended August 31, 2021 and August 31, 2022 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $329,800 for the fiscal year ended August 31, 2021 and $329,800 for the fiscal year ended August 31, 2022. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended August 31, 2021 and August 31, 2022 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended August 31, 2022 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $329,800 for the fiscal year ended August 31, 2021 and $329,800 for the fiscal year ended August 31, 2022.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

(i)	Not Applicable

(j)	Not Applicable

Item 5. Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, Cecilia H. Herbert and Madhav V. Rajan.

(b) Not applicable.

Item 6. Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable.

(a) (4) Change in Registrant’s independent public accountant – Not Applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: October 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: October 21, 2022

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: October 21, 2022